                                                   REGISTRATION NOS. 333-137942
                                                                      811-03240

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                      Pre-Effective Amendment No.                 [_]
                       Post Effective Amendment No. 23            [X]
                                    and/or
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                          Amendment No. 224                       [X]

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3299
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                              MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

It is proposed that this filing will become effective:

[X] immediately upon filing pursuant to paragraph (b) of Rule 485

[_] on [      ] pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

[_] on [date] pursuant to paragraph (a) (1) of Rule 485

                               -----------------

TITLE OF SECURITIES BEING REGISTERED: Units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Portfolio Director, Portfolio Director 2, Portfolio Director Plus.

================================================================================

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.00 TO 12.00                                            May 2, 2016


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 2, 2016, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    T. Rowe Price Retirement 2015 Fund
Dynamic Allocation Fund             Large Cap Value Fund                T. Rowe Price Retirement 2020 Fund
Emerging Economies Fund             Mid Cap Growth Fund                 T. Rowe Price Retirement 2025 Fund
Foreign Value Fund                  Mid Cap Value Fund                  T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Money Market II Fund                T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2045 Fund
Government Securities Fund          Small Cap Value Fund                T. Rowe Price Retirement 2050 Fund
Growth Fund                         Socially Responsible Fund           T. Rowe Price Retirement 2055 Fund
Growth & Income Fund                Strategic Bond Fund                 T. Rowe Price Retirement 2060 Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Conservative Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Growth Fund
International Equities Index Fund                                       Vanguard Lifestrategy Moderate Growth Fund
International Government Bond Fund                                      Vanguard Long-Term Investment-Grade Fund
International Growth Fund                                               Vanguard Long-Term Treasury Fund
Large Cap Core Fund                                                     Vanguard Wellington Fund
Large Capital Growth Fund                                               Vanguard Windsor II Fund
Mid Cap Index Fund                                                      * closed to new investments August 31, 2012
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

OPTIONAL LIVING BENEFITS........................................  18
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  19
   IncomeLOCK Plus Options......................................  22
   Withdrawals under the Living Benefits........................  25
   Death Benefits under IncomeLOCK Plus.........................  27

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  27
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  27
   Communicating Transfer or Reallocation Instructions..........  28
   Effective Date of Transfer...................................  29
   Transfers During the Payout Period...........................  29

FEES AND CHARGES................................................  29
   Account Maintenance Charge...................................  29
   Surrender Charge.............................................  29
       Amount of Surrender Charge...............................  29
       10% Free Withdrawal......................................  30
       Exceptions to Surrender Charge...........................  30
   Premium Tax Charge...........................................  30
   Separate Account Charges.....................................  30
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  30
       Separate Account Expense Reimbursements or Credits.......  31
   Market Value Adjustment ("MVA")..............................  31
   Optional Living Benefit Fees.................................  32
   Other Charges................................................  32

PAYOUT PERIOD...................................................  32
   Fixed Payout.................................................  32
   Assumed Investment Rate......................................  33
   Variable Payout..............................................  33
   Combination Fixed and Variable Payout........................  33
   Partial Annuitization........................................  33


                                                                 PAGE
                                                                 ----
   Payout Date..................................................  33
   Payout Options...............................................  34
   Payout Information...........................................  34

SURRENDER OF ACCOUNT VALUE......................................  35
   When Surrenders Are Allowed..................................  35
   Surrender Process............................................  35
   Amount That May Be Surrendered...............................  35
   Surrender Restrictions.......................................  35
   Partial Surrenders...........................................  36
   Systematic Withdrawals.......................................  36
   Distributions Required by Federal Tax Law....................  36

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  37
       Spousal Beneficiaries....................................  37
       Beneficiaries Other Than Spouses.........................  37
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  38
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  39

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The "Free Look" Period.......................  39
   We Reserve Certain Rights....................................  40
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  41
   Types of Plans...............................................  41
   Tax Consequences in General..................................  41
   U.S. Department of Labor Fiduciary Regulation................  43

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. SEE "APPENDIX D" FOR INFORMATION ON INCOMELOCK AND INCOMELOCK +8 AND ON INCOMELOCK +6 ENDORSEMENTS ISSUED PRIOR TO FEBRUARY 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES

                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     1.00
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.75
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       1.00
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              1.00
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           1.00
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               1.00
--------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)             1.25
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.25
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.25
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.25
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            1.00
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    1.00
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            1.25
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            1.25
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  2.07%(7)
----------------------------------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. SEE "REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT CHARGES" AND "EXCEPTIONS TO SURRENDER CHARGE."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. SEE "REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT CHARGES" and "EXCEPTIONS TO SURRENDER CHARGE."

 (3) SEE "PURCHASE UNIT VALUE" IN THE SAI FOR A DISCUSSION OF HOW THE SEPARATE ACCOUNT CHARGES IMPACT THE CALCULATION OF EACH DIVISION'S UNIT VALUE. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. SEE "REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT CHARGES."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. FOR A COMPLETE DESCRIPTION OF HOW THE BENEFIT BASE IS CALCULATED, SEE "OPTIONAL LIVING BENEFITS -- INCOMELOCK PLUS." SEE "APPENDIX D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. FOR THE FORMULA AND EXAMPLES OF HOW THE FEE IS CALCULATED, SEE "APPENDIX B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

 (7) The Mutual Fund with the highest operating expenses is the 2020 High Watermark Fund which was closed to new investments August 31, 2012. The Fund's adviser, SunAmerica Asset Management LLC, is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.18%. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees of the Fund, including a majority of its independent trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (2.07%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $920  $2,218  $3,367   $5,731


(2) If you annuitize your Contract or you do NOT surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $469  $1,782  $2,939   $5,731



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.75%, investment in a Variable Account Option with the lowest total expenses (0.13%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $559   $785    $995    $1,102


(2) If you annuitize your Contract or you do NOT surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $91    $285    $495    $1,102


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. FOR MORE INFORMATION ON PURCHASE PAYMENTS, REFER TO THE "PURCHASE PERIOD."

RIGHT TO CANCEL: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. SEE "OTHER CONTRACT FEATURES."

EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. SEE THE "FEE TABLES" AND "FEES AND CHARGES."

LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. SEE "OPTIONAL LIVING BENEFITS." SEE "APPENDIX D" IF YOUR LIVING BENEFIT WAS ISSUED PRIOR TO FEBRUARY 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. FOR A MORE DETAILED DISCUSSION OF THESE INCOME TAX PROVISIONS, SEE "FEDERAL TAX MATTERS."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. SEE "SURRENDER OF ACCOUNT VALUE" AND "FEDERAL TAX MATTERS."

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LOANS:  Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. FOR MORE INFORMATION ON ACCOUNT TRANSFERS, SEE "TRANSFERS BETWEEN INVESTMENT OPTIONS."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. SEE "PAYOUT PERIOD."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. SEE "DEATH BENEFITS."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. FOR MORE INFORMATION, SEE "PURCHASE PERIOD" AND "PAYOUT PERIOD."

8

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

                                                                             9

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commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. FOR MORE INFORMATION ABOUT THE DISTRIBUTOR, SEE "DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS" IN THE SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. SEE ALSO THE "FEES AND CHARGES" SECTION IN THIS PROSPECTUS.


ADMINISTRATION OF THE CONTRACTS

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

BUSINESS DISRUPTION AND CYBER SECURITY RISKS. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.


10

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FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified

                                                                             11

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annuity that is not part of your employer's retirement plan, or if your
Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.


SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS      ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------      -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management, LLC ("Janus")
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica


12

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
VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.
                                                                               and Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: RS
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco                               Sub-Adviser: Goldman Sachs
                           Advisers, Inc.                                      Capital Management, LP
                           ("Invesco"), T. Rowe                                ("Goldman Sachs")
                           Price and Bridgeway
                           Capital Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM and
                                                                               Metropolitan West Capital
 Small Cap Index Fund     Adviser: VALIC                                       Management, LLC
                          Sub-Adviser: SunAmerica

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco and MFS
                          Sub-Adviser: Templeton
                           Global Advisors Limited

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2035 Fund
                          Investments, LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2040 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2045 Fund
 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2050 Fund
                          AllianceBernstein L.P.
                          and SunAmerica
 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2055 Fund
 SunAmerica 2020 High     Adviser: SunAmerica        T. Rowe Price            Adviser: T. Rowe Price
   Watermark Fund*        Sub-Adviser: Trajectory      Retirement 2060 Fund
                          Asset Management LLC
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Adviser: JPMIM                                  Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------
* closed to new investments

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

--------------------------------------------------------------------------------


If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

RETURN PURCHASE PAYMENTS. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

EMPLOYER-DIRECTED ACCOUNT. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

STARTER ACCOUNT. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. SEE "PURCHASE UNIT VALUE" IN THE SAI FOR MORE INFORMATION AND AN ILLUSTRATION OF THE CALCULATION OF THE UNIT VALUE.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. SEE "FEES AND CHARGES." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

ELIGIBILITY CRITERIA

PARTICIPANTS. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

ROLLOVER DEPOSITS. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

CONTRACTS. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

IMPORTANT INFORMATION APPLICABLE TO THE PREMIUM ENHANCEMENT CREDIT

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. IF YOU PURCHASED A LIVING BENEFIT PRIOR TO FEBRUARY 25, 2013, SEE "APPENDIX D" FOR A DESCRIPTION OF YOUR LIVING BENEFIT.


IF YOU PURCHASED A CONTRACT BETWEEN MAY 1, 2006 AND JULY 5, 2010 AND YOU ELECTED THE INCOMELOCK LIVING BENEFIT, YOU HAVE THE OPPORTUNITY TO EXTEND THE MAV EVALUATION PERIOD. SEE "APPENDIX D" FOR DETAILS OF THE EXTENSION OFFER.


An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

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INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income
Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. IF YOU HAVE ELECTED INCOMELOCK +6 PRIOR TO FEBRUARY 25, 2013 OR ELECTED INCOMELOCK +8, SEE "APPENDIX D" FOR MORE INFORMATION.

INCOME CREDIT OPTIONS

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

AMOUNTS RECEIVED UNDER INCOMELOCK PLUS -- SUMMARY

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. SEE THE "INCOMELOCK PLUS OPTIONS -- AMOUNTS RECEIVED UNDER THE BENEFIT" IN THIS PROSPECTUS FOR MORE DETAILED INFORMATION. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

INVESTMENT RESTRICTIONS

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

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
INVESTMENT GROUP             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT                  30%-Minimum                        0%-Minimum                         0%-Minimum
RESTRICTIONS               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
OPTIONS           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
AND/OR            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
FIXED ACCOUNTS    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Securities Fund        Blue Chip Growth Fund               Health Sciences Fund
                  Inflation Protected Fund          Broad Cap Value Income Fund         International Opportunities Fund
                  International Government          Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                    Bond Fund                       Conservative Growth Lifestyle Fund    Strategy Fund
                  Money Market I Fund               Core Equity Fund                    Mid Cap Growth Fund
                  Money Market II Fund              Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

AUTOMATIC ALLOCATION TO FIXED ACCOUNT PLUS

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

ASSET REBALANCING PROGRAM

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO INCOMELOCK PLUS

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. SEE THE "FEES AND CHARGES" SECTION OF THIS PROSPECTUS.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. SEE THE "SURRENDER OF ACCOUNT VALUE" AND "FEDERAL TAX MATTERS" SECTIONS OF THIS PROSPECTUS.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. SEE "APPENDIX D" FOR INFORMATION ON INCOMELOCK AND ON INCOMELOCK PLUS ENDORSEMENTS ISSUED

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PRIOR TO FEBRUARY 25, 2013. In addition, effective December 26, 2012,
IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). IF YOU ELECTED INCOMELOCK PLUS PRIOR TO FEBRUARY 25, 2013, SEE "APPENDIX D" FOR ADDITIONAL INFORMATION.

SEE "APPENDIX C -- INCOMELOCK +6 EXAMPLES" FOR EXAMPLES DEMONSTRATING THE OPERATION OF INCOMELOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

AGE REQUIREMENTS AND COVERED PERSONS

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

--------------------------------------------------------------------------------


  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

AMOUNTS RECEIVED UNDER THE BENEFIT

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). SEE "INCOMELOCK PLUS -- IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO" UNDER THE HEADING "SURRENDER OF ACCOUNT VALUE" BELOW.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. SEE "APPENDIX D" IF YOU PURCHASED INCOMELOCK +6 PRIOR TO FEBRUARY 25, 2013.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

--------------------------------------------------------------------------------


Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

INCREASE OF THE BENEFIT BASE AND INCOME CREDIT BASE

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. SEE "INCOMELOCK PLUS -- IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO" UNDER THE HEADING "SURRENDER OF ACCOUNT VALUE" BELOW.

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CANCELLATION OF INCOMELOCK PLUS

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

AUTOMATIC TERMINATION OF INCOMELOCK PLUS

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

WITHDRAWALS UNDER THE LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WITHDRAWAL UNDER INCOMELOCK PLUS

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess

--------------------------------------------------------------------------------

Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. SEE "IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO" BELOW.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

LATEST ANNUITY DATE

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

26

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If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

DEATH BENEFITS UNDER INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

FOR MORE INFORMATION ON DEATH BENEFITS, SEE "DEATH BENEFITS."

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

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  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

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EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. FOR ADDITIONAL INFORMATION ABOUT THESE FEES AND CHARGES, SEE THE "FEE TABLES." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. FOR INFORMATION ABOUT YOUR RIGHT TO SURRENDER, SEE "SURRENDER OF ACCOUNT VALUE" IN THIS PROSPECTUS.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. FOR MORE INFORMATION, SEE "EXCHANGE PRIVILEGE" IN THE SAI.

AMOUNT OF SURRENDER CHARGE

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

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10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. SEE "FEDERAL TAX MATTERS" FOR MORE INFORMATION.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.75% to 1.25% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

REDUCTION OR WAIVER OF ACCOUNT MAINTENANCE, SURRENDER, OR SEPARATE ACCOUNT
CHARGES

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

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  .   The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

--------------------------------------------------------------------------------

from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

INCOMELOCK PLUS

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. SEE "FEE TABLES." FOR THE FORMULA AND EXAMPLES OF HOW THE FEE IS CALCULATED, SEE "APPENDIX B."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

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


--------------------------------------------------------------------------------


  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. FOR ADDITIONAL INFORMATION ON HOW PAYOUT PAYMENTS AND PAYOUT UNIT VALUES ARE CALCULATED, SEE THE SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

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  .   In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

FOR ADDITIONAL INFORMATION ON PLAN-LEVEL DISTRIBUTION RESTRICTIONS AND ON THE MINIMUM DISTRIBUTION RULES THAT APPLY TO PAYMENTS UNDER 403(B), 401, 403(A) AND 457 PLANS, SIMPLIFIED EMPLOYEE PLANS ("SEPS") OR IRAS, SEE "FEDERAL TAX MATTERS" IN THIS PROSPECTUS AND IN THE SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. SEE "FEDERAL TAX MATTERS."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

FOR MORE INFORMATION ABOUT PAYOUT OPTIONS OR ENHANCEMENTS OF THOSE PAYOUT OPTIONS AVAILABLE UNDER THE CONTRACT, SEE THE SAI.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. SEE "SURRENDER RESTRICTIONS" BELOW.

FOR AN EXPLANATION OF CHARGES THAT MAY APPLY IF YOU SURRENDER YOUR ACCOUNT VALUE, SEE "FEES AND CHARGES" IN THIS PROSPECTUS. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

DELAY OF PAYMENT. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.


VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. SEE THE APPLICABLE FUND PROSPECTUS FOR A DISCUSSION OF THE REASONS WHY THE REDEMPTION OF SHARES MAY BE SUSPENDED OR POSTPONED.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.


SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

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Under the LOUISIANA OPTIONAL RETIREMENT PLAN, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS


You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.


The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. SEE "FEDERAL TAX MATTERS" FOR MORE INFORMATION ABOUT REQUIRED DISTRIBUTION RULES.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required.

--------------------------------------------------------------------------------

Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. SEE "FEDERAL TAX MATTERS."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

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INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

STEP 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

STEP 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

STEP 3:  Add step 1 + 2 = DEATH BENEFIT

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. SEE "DEATH BENEFIT ENDORSEMENT AND AMENDATORY ENDORSEMENT" UNDER THE HEADING "STANDARD DEATH BENEFIT" BELOW.

IMPORTANT NOTE ABOUT DEATH BENEFIT PAYABLE IN NEW YORK: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

IMPORTANT NOTE ABOUT DEATH BENEFIT PAYABLE IN FLORIDA. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

DEATH BENEFIT ENDORSEMENT AND AMENDATORY ENDORSEMENT -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross

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Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount.
The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. SEE THE DEATH BENEFIT ENDORSEMENT OR AMENDATORY ENDORSEMENT FOR THE INTEREST RATE TO BE APPLIED.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.


CANCELLATION -- THE "FREE LOOK" PERIOD


The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of

--------------------------------------------------------------------------------

the Contract's free look period. SEE THE "PURCHASE PERIOD -- PREMIUM ENHANCEMENT" SECTION FOR MORE INFORMATION. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. SEE THE SAI FOR A DISCUSSION OF THE TAXATION OF DISTRIBUTIONS, INCLUDING UPON DEATH, AND SPECIAL RULES, INCLUDING THOSE APPLICABLE TO NON-NATURAL OWNERS OF NONQUALIFIED CONTRACTS.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to

--------------------------------------------------------------------------------

income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

IMPORTANT INFORMATION REGARDING 403(B) REGULATIONS


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.


The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules

--------------------------------------------------------------------------------


governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION

On April 8, 2016 the United States Department of Labor published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The initial compliance date for portions of the new regulation is April 10, 2017, while compliance with other portions of the regulation and guidance is required by January 1, 2018.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 29, 2016, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*

                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2015 7.500   7.391    11,229,279
                                             2014 7.190   7.500    11,464,518
                                             2013 6.262   7.190    11,432,199
                                             2012 5.582   6.262    11,341,787
                                             2011 5.586   5.582    10,743,259
                                             2010 4.925   5.586    21,847,662
                                             2009 4.024   4.925    11,080,728
                                             2008 5.218   4.024    25,594,227
                                             2007 4.958   5.218    29,632,439
                                             2006 4.481   4.958    31,608,964
    Blue Chip Growth Fund (Division 72)      2015 1.704   1.873   249,325,806
                                             2014 1.577   1.704   255,293,080
                                             2013 1.128   1.577   274,949,669
                                             2012 0.965   1.128   290,732,124
                                             2011 0.960   0.965   292,547,139
                                             2010 0.835   0.960   303,937,553
                                             2009 0.589   0.835   367,144,690
                                             2008 1.042   0.589   323,752,720
                                             2007 0.931   1.042   104,627,072
                                             2006 0.859   0.931    74,704,474
    Broad Cap Value Income Fund
     (Division 75)                           2015 1.730   1.690    21,381,397
                                             2014 1.625   1.730    22,365,875
                                             2013 1.203   1.625    20,918,581
                                             2012 1.066   1.203    20,711,268
                                             2011 1.059   1.066    19,392,587
                                             2010 0.935   1.059    16,472,333
                                             2009 0.753   0.935    15,694,879
                                             2008 1.161   0.753    16,324,261
                                             2007 1.151   1.161    18,440,424
                                             2006 1.010   1.151    18,608,980
    Capital Conservation Fund (Division 7)   2015 3.688   3.659    26,925,896
                                             2014 3.515   3.688    28,654,292
                                             2013 3.637   3.515    28,296,085
                                             2012 3.463   3.637    35,290,472
                                             2011 3.274   3.463    29,728,225
                                             2010 3.067   3.274    33,209,360
                                             2009 2.790   3.067    26,677,114
                                             2008 2.906   2.790    32,378,330
                                             2007 2.831   2.906    48,373,403
                                             2006 2.736   2.831    60,382,625
    Core Equity Fund (Division 15)           2015 3.370   3.275    59,276,410
                                             2014 3.052   3.370    65,322,905
                                             2013 2.286   3.052    71,971,776
                                             2012 2.022   2.286    78,896,796
                                             2011 2.052   2.022    86,784,230
                                             2010 1.837   2.052    94,436,980
                                             2009 1.505   1.837   104,827,771
                                             2008 2.415   1.505   117,336,313
                                             2007 2.369   2.415   137,228,625
                                             2006 2.141   2.369   164,294,892


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Dividend Value Fund (Division 21)        2015 2.652   2.609   175,738,943
                                             2014 2.453   2.652   208,754,524
                                             2013 1.905   2.453   186,304,389
                                             2012 1.709   1.905   163,254,122
                                             2011 1.596   1.709   101,063,866
                                             2010 1.413   1.596    68,862,420
                                             2009 1.200   1.413    61,709,268
                                             2008 1.871   1.200    69,182,773
                                             2007 1.898   1.871    80,805,721
                                             2006 1.637   1.898    95,564,030
    Dynamic Allocation Fund (Division 103)   2015 1.198   1.132   200,438,926
                                             2014 1.161   1.198   207,495,613
                                             2013 0.998   1.161   157,565,861
                                             2012    --   0.998         1,278
    Emerging Economies Fund (Division 87)    2015 0.904   0.765   514,456,202
                                             2014 0.967   0.904   524,801,471
                                             2013 1.004   0.967   461,831,807
                                             2012 0.853   1.004   448,359,082
                                             2011 0.991   0.853   183,542,976
                                             2010 0.900   0.991   190,097,376
                                             2009 0.701   0.900   206,475,201
                                             2008 1.314   0.701   224,735,991
                                             2007 1.217   1.314   256,512,330
                                             2006 1.064   1.217   273,299,882
    Foreign Value Fund (Division 89)         2015 1.269   1.165   502,945,232
                                             2014 1.451   1.269   529,897,500
                                             2013 1.161   1.451   533,756,939
                                             2012 0.987   1.161   579,481,027
                                             2011 1.147   0.987   642,061,277
                                             2010 1.076   1.147   638,574,514
                                             2009 0.738   1.076   577,553,905
                                             2008 1.344   0.738   620,212,606
                                             2007 1.221   1.344   672,951,247
                                             2006 1.065   1.221   547,287,495
    Global Real Estate Fund (Division 101)   2015 1.332   1.319   238,892,974
                                             2014 1.201   1.332   267,978,180
                                             2013 1.160   1.201   216,238,726
                                             2012 0.894   1.160   241,543,325
                                             2011 0.982   0.894   232,943,420
                                             2010 0.839   0.982   213,011,694
                                             2009 0.643   0.839   258,142,217
                                             2008    --   0.643   243,173,392
    Global Social Awareness Fund
     (Division 12)                           2015 5.596   5.522    38,399,751
                                             2014 5.235   5.596    42,855,429
                                             2013 4.103   5.235    46,143,368
                                             2012 3.533   4.103    42,760,926
                                             2011 3.804   3.533    44,012,539
                                             2010 3.423   3.804    52,474,118
                                             2009 2.628   3.423    50,267,504
                                             2008 4.423   2.628    70,913,038
                                             2007 4.279   4.423    79,161,938
                                             2006 3.741   4.279    80,893,362


--------

* The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director.

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Global Strategy Fund (Division 88)        2015 1.915   1.806   183,895,415
                                              2014 1.900   1.915   195,648,003
                                              2013 1.615   1.900   207,385,139
                                              2012 1.365   1.615   211,834,246
                                              2011 1.410   1.365   257,082,832
                                              2010 1.275   1.410   273,106,060
                                              2009 1.038   1.275   252,273,797
                                              2008 1.324   1.038   284,368,915
                                              2007 1.215   1.324   312,569,282
                                              2006 1.084   1.215   296,902,494
    Government Securities Fund (Division 8)   2015 3.555   3.549    19,113,755
                                              2014 3.403   3.555    20,195,666
                                              2013 3.589   3.403    23,054,983
                                              2012 3.496   3.589    22,678,354
                                              2011 3.216   3.496    22,839,524
                                              2010 3.125   3.216    28,341,239
                                              2009 3.280   3.125    26,317,113
                                              2008 3.019   3.280    40,652,547
                                              2007 2.832   3.019    29,052,492
                                              2006 2.776   2.832    30,761,335
    Growth Fund (Division 78)                 2015 1.689   1.724   458,010,324
                                              2014 1.541   1.689   464,072,864
                                              2013 1.187   1.541   481,182,962
                                              2012 1.044   1.187   528,155,797
                                              2011 1.016   1.044   529,636,867
                                              2010 0.906   1.061   551,249,645
                                              2009 0.670   0.906   600,691,043
                                              2008 1.122   0.670   656,297,029
                                              2007 0.936   1.122   740,276,858
                                              2006 0.913   0.936   915,398,362
    Growth & Income Fund (Division 16)        2015 3.502   3.463    24,899,000
                                              2014 3.099   3.502    26,151,817
                                              2013 2.359   3.099    26,563,614
                                              2012 2.102   2.359    27,951,197
                                              2011 2.220   2.102    29,538,389
                                              2010 1.997   2.220    31,055,345
                                              2009 1.656   1.997    33,580,307
                                              2008 2.645   1.656    37,648,494
                                              2007 2.496   2.645    42,987,180
                                              2006 2.185   2.496    48,317,136
    Health Sciences Fund (Division 73)        2015 4.081   4.551   163,117,194
                                              2014 3.133   4.081   146,889,576
                                              2013 2.095   3.133   136,545,423
                                              2012 1.606   2.095   119,014,862
                                              2011 1.469   1.606   103,364,423
                                              2010 1.281   1.469    98,078,111
                                              2009 0.984   1.281   105,320,949
                                              2008 1.412   0.984   114,902,634
                                              2007 1.213   1.412   117,736,242
                                              2006 1.130   1.213   126,438,293
    Inflation Protected Fund (Division 77)    2015 1.299   1.247   308,672,313
                                              2014 1.274   1.299   299,760,024
                                              2013 1.383   1.274   277,565,988
                                              2012 1.293   1.383   258,308,256
                                              2011 1.186   1.293   220,201,675
                                              2010 1.098   1.186   177,023,759
                                              2009 1.012   1.098   143,606,653
                                              2008 1.079   1.012   121,583,367
                                              2007 1.011   1.079    10,865,742
                                              2006 1.017   1.011    10,046,941


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      International Equities Index Fund
       (Division 11)                       2015  1.827   1.791  396,429,084
                                           2014  1.952   1.827  386,208,304
                                           2013  1.657   1.952  422,010,815
                                           2012  1.430   1.657  400,470,192
                                           2011  1.662   1.430  454,616,647
                                           2010  1.548   1.662  446,458,741
                                           2009  1.206   1.548  408,178,586
                                           2008  2.153   1.206  443,006,498
                                           2007  1.999   2.153  414,999,326
                                           2006  1.641   1.999  396,739,220
      International Government Bond Fund
       (Division 13)                       2015  3.031   2.901   41,460,619
                                           2014  3.020   3.031   45,268,931
                                           2013  3.232   3.020   46,400,845
                                           2012  3.005   3.232   42,794,823
                                           2011  2.905   3.005   52,050,637
                                           2010  2.714   2.905   42,388,762
                                           2009  2.457   2.714   40,686,385
                                           2008  2.495   2.457   50,811,427
                                           2007  2.355   2.495   46,683,335
                                           2006  2.204   2.355   48,786,599
      International Growth Fund
       (Division 20)                       2015  2.755   2.714  105,372,533
                                           2014  2.882   2.755  117,367,804
                                           2013  2.411   2.882  129,867,358
                                           2012  2.026   2.411  145,325,269
                                           2011  2.269   2.026  150,087,437
                                           2010  2.036   2.269  165,141,915
                                           2009  1.519   2.036  173,448,999
                                           2008  2.645   1.519  188,123,588
                                           2007  2.330   2.645  197,901,214
                                           2006  1.862   2.330  202,762,589
      Large Cap Core Fund (Division 76)    2015  2.159   2.202   55,708,727
                                           2014  1.925   2.159   59,109,794
                                           2013  1.429   1.925   61,886,026
                                           2012  1.217   1.429   63,753,636
                                           2011  1.242   1.217   65,336,534
                                           2010  1.074   1.242   60,235,969
                                           2009  0.785   1.074   72,316,023
                                           2008  1.174   0.785   88,166,893
                                           2007  1.097   1.174   47,416,402
                                           2006  0.997   1.097   81,372,372
      Large Capital Growth Fund
       (Division 79)                       2015  1.704   1.686  176,905,029
                                           2014  1.544   1.704  191,046,750
                                           2013  1.185   1.544  206,576,744
                                           2012  1.065   1.185  227,063,833
                                           2011  1.146   1.065  247,157,945
                                           2010  1.002   1.146  266,574,438
                                           2009  0.772   1.002  289,165,827
                                           2008  1.268   0.772  317,488,578
                                           2007  1.113   1.268  358,163,427
                                           2006  1.022   1.113  418,512,943
      Mid Cap Index Fund (Division 4)      2015 18.627  17.981  111,598,951
                                           2014 17.196  18.627  118,008,435
                                           2013 13.048  17.196  125,006,956
                                           2012 11.215  13.048  131,802,264
                                           2011 11.559  11.215  139,014,512
                                           2010  9.248  11.559  167,554,750
                                           2009  6.755   9.248  150,937,855
                                           2008 10.811   6.755  187,891,321
                                           2007 10.145  10.811  217,428,913
                                           2006  9.317  10.145  207,349,862

--------------------------------------------------------------------------------


                                                                NUMBER OF
                                                UNIT    UNIT      UNITS
                                               VALUE   VALUE   OUTSTANDING
     FUND NAME                            YEAR AT 1/1 AT 12/31  AT 12/31
     ---------                            ---- ------ -------- -----------
       Mid Cap Strategic Growth Fund
        (Division 83)                     2015 1.996   1.924    95,511,744
                                          2014 1.953   1.996   105,067,767
                                          2013 1.423   1.953   115,522,045
                                          2012 1.316   1.423   128,070,724
                                          2011 1.426   1.316   145,399,643
                                          2010 1.141   1.426   162,820,951
                                          2009 0.784   1.141   174,642,716
                                          2008 1.525   0.784   185,473,745
                                          2007 1.187   1.525   209,736,140
                                          2006 1.147   1.187   211,121,130
       Money Market I Fund (Division 6)   2015 2.027   2.007   119,987,728
                                          2014 2.047   2.027   123,650,875
                                          2013 2.067   2.047   130,251,067
                                          2012 2.088   2.067   134,317,148
                                          2011 2.109   2.088   141,509,055
                                          2010 2.129   2.109   139,892,360
                                          2009 2.144   2.129   148,465,945
                                          2008 2.119   2.144   179,084,738
                                          2007 2.044   2.119   164,860,982
                                          2006 1.973   2.044   147,203,713
       Nasdaq-100(R) Index Fund
        (Division 46)                     2015 1.151   1.244   189,969,327
                                          2014 0.979   1.151   181,413,144
                                          2013 0.726   0.979   168,103,592
                                          2012 0.622   0.726   172,385,275
                                          2011 0.610   0.622   147,793,034
                                          2010 0.515   0.610   152,993,906
                                          2009 0.334   0.515   159,058,882
                                          2008 0.587   0.334   131,648,872
                                          2007 0.500   0.587   138,820,333
                                          2006 0.473   0.500   134,541,571
       Science & Technology Fund
        (Division 17)                     2015 4.704   5.024   141,264,036
                                          2014 4.152   4.704   152,393,259
                                          2013 2.943   4.152   162,421,469
                                          2012 2.651   2.943   178,461,643
                                          2011 2.848   2.651   198,738,067
                                          2010 2.356   2.848   221,693,654
                                          2009 1.438   2.356   245,097,631
                                          2008 2.689   1.438   257,209,740
                                          2007 2.308   2.689   292,041,687
                                          2006 2.202   2.308   349,489,774
       Small Cap Aggressive Growth Fund
        (Division 86)                     2015 2.124   2.135    41,832,812
                                          2014 1.952   2.124    38,029,319
                                          2013 1.317   1.952    43,227,734
                                          2012 1.156   1.317    43,036,493
                                          2011 1.300   1.156    46,417,390
                                          2010 1.028   1.300    52,542,913
                                          2009 0.678   1.028    51,663,514
                                          2008 1.152   0.678    43,117,503
                                          2007 1.017   1.152    48,974,593
                                          2006 1.003   1.017    38,558,384
       Small Cap Fund (Division 18)       2015 4.580   4.318    57,724,906
                                          2014 4.448   4.580    64,145,272
                                          2013 3.200   4.448    71,381,164
                                          2012 2.790   3.200    78,544,274
                                          2011 2.839   2.790    87,744,409
                                          2010 2.214   2.839    95,934,679
                                          2009 1.742   2.214   105,352,371
                                          2008 2.676   1.742   117,886,782
                                          2007 2.881   2.676   138,219,053
                                          2006 2.685   2.881   170,990,484


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      Small Cap Index Fund (Division 14)    2015 6.060   5.731   115,279,719
                                            2014 5.842   6.060   123,361,844
                                            2013 4.256   5.842   130,375,004
                                            2012 3.704   4.256   136,984,141
                                            2011 3.910   3.704   150,299,747
                                            2010 3.121   3.910   178,158,043
                                            2009 2.458   3.121   166,837,395
                                            2008 3.789   2.458   206,050,238
                                            2007 3.901   3.789   248,987,688
                                            2006 3.338   3.901   238,851,921
      Small Cap Special Values Fund
       (Division 84)                        2015 1.605   1.522    93,183,086
                                            2014 1.515   1.605   101,453,298
                                            2013 1.101   1.515   109,818,977
                                            2012 0.972   1.101   123,878,008
                                            2011 1.033   0.972   135,244,030
                                            2010 0.858   1.033   149,043,435
                                            2009 0.659   0.858   162,861,427
                                            2008 1.032   0.659   178,261,651
                                            2007 1.159   1.032   211,527,802
                                            2006 1.044   1.159   260,743,531
      Small-Mid Growth Fund (Division 85)   2015 1.619   1.593    58,574,211
                                            2014 1.472   1.619    55,536,044
                                            2013 1.104   1.472    65,725,306
                                            2012 0.999   1.104    69,751,171
                                            2011 1.055   0.999    73,777,559
                                            2010 0.844   1.055    80,819,723
                                            2009 0.605   0.844    85,290,921
                                            2008 1.014   0.605    88,644,708
                                            2007 1.054   1.014    98,751,123
                                            2006 1.015   1.054   124,969,528
      Stock Index Fund (Division 10)        2015 8.692   8.696   309,489,081
                                            2014 7.750   8.692   336,587,419
                                            2013 5.934   7.750   356,180,679
                                            2012 5.186   5.934   375,264,648
                                            2011 5.144   5.186   398,646,448
                                            2010 4.530   5.144   480,739,224
                                            2009 3.627   4.530   435,420,314
                                            2008 5.834   3.627   520,561,748
                                            2007 5.606   5.834   641,546,116
                                            2006 4.906   5.606   692,630,109
      Value Fund (Division 74)              2015 2.014   1.930    36,295,560
                                            2014 1.826   2.014    40,096,476
                                            2013 1.406   1.826    45,967,293
                                            2012 1.215   1.406    50,422,500
                                            2011 1.256   1.215    68,559,347
                                            2010 1.104   1.256    71,524,774
                                            2009 0.836   1.104    89,461,814
                                            2008 1.459   0.836    99,631,010
                                            2007 1.387   1.459    55,860,982
                                            2006 1.204   1.387    47,029,448
    VALIC COMPANY II
      Aggressive Growth Lifestyle Fund
       (Division 48)                        2015 2.770   2.724   158,226,021
                                            2014 2.675   2.770   157,831,426
                                            2013 2.210   2.675   144,481,682
                                            2012 1.933   2.210   127,721,427
                                            2011 1.951   1.933    92,224,594
                                            2010 1.695   1.951    66,017,184
                                            2009 1.322   1.695    51,661,244
                                            2008 1.987   1.322    43,700,400
                                            2007 1.824   1.987    38,013,516
                                            2006 1.612   1.824    29,919,644

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Capital Appreciation Fund (Division 39)   2015 1.633   1.715    18,482,317
                                              2014 1.515   1.633    20,405,157
                                              2013 1.122   1.515    21,659,297
                                              2012 0.958   1.122    23,617,555
                                              2011 0.984   0.958    22,658,750
                                              2010 0.867   0.984    23,528,273
                                              2009 0.660   0.867    25,414,079
                                              2008 1.192   0.660    27,906,873
                                              2007 1.001   1.192    22,564,438
                                              2006 0.955   1.001     6,847,976
    Conservative Growth Lifestyle Fund
     (Division 50)                            2015 2.633   2.578   108,672,128
                                              2014 2.559   2.633   109,316,736
                                              2013 2.358   2.559    96,736,358
                                              2012 2.123   2.358    80,441,631
                                              2011 2.068   2.123    50,013,534
                                              2010 1.837   2.068    37,681,320
                                              2009 1.531   1.837    25,909,997
                                              2008 1.888   1.531    24,222,869
                                              2007 1.776   1.888    22,356,559
                                              2006 1.632   1.776    17,055,833
    Core Bond Fund (Division 58)              2015 1.974   1.956   409,985,415
                                              2014 1.886   1.974   303,470,023
                                              2013 1.936   1.886   302,031,627
                                              2012 1.816   1.936   200,538,609
                                              2011 1.723   1.816   172,596,496
                                              2010 1.584   1.723   114,248,819
                                              2009 1.376   1.584    70,040,116
                                              2008 1.456   1.376    64,810,715
                                              2007 1.412   1.456   117,713,661
                                              2006 1.356   1.412    51,359,802
    High Yield Bond Fund (Division 60)        2015 2.491   2.381   123,518,044
                                              2014 2.440   2.491   112,780,938
                                              2013 2.337   2.440   108,354,843
                                              2012 2.070   2.337   108,507,775
                                              2011 1.997   2.070    86,556,392
                                              2010 1.773   1.997    85,272,412
                                              2009 1.245   1.773    86,815,233
                                              2008 1.825   1.245    86,682,126
                                              2007 1.812   1.825    89,538,441
                                              2006 1.626   1.812    57,954,424
    International Opportunities Fund
     (Division 33)                            2015 2.053   2.211   230,164,248
                                              2014 2.182   2.053   224,181,526
                                              2013 1.815   2.182   227,763,862
                                              2012 1.498   1.815   238,169,790
                                              2011 1.878   1.498   302,524,054
                                              2010 1.577   1.878   292,442,561
                                              2009 1.265   1.577   316,175,936
                                              2008 2.175   1.265   329,905,870
                                              2007 2.071   2.175   284,895,727
                                              2006 1.735   2.071   233,726,830
    Large Cap Value Fund (Division 40)        2015 2.771   2.674    51,680,485
                                              2014 2.521   2.771    56,336,476
                                              2013 1.877   2.521    60,432,399
                                              2012 1.617   1.877    64,775,143
                                              2011 1.704   1.617    78,162,609
                                              2010 1.481   1.704    78,649,042
                                              2009 1.354   1.481    85,633,772
                                              2008 2.156   1.354    92,838,525
                                              2007 2.108   2.156   136,506,465
                                              2006 1.791   2.108   114,682,334


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      Mid Cap Growth Fund (Division 37)     2015 1.866   1.835    61,967,016
                                            2014 1.840   1.866    60,301,358
                                            2013 1.415   1.840    62,426,740
                                            2012 1.281   1.415    71,170,383
                                            2011 1.360   1.281    95,028,638
                                            2010 1.121   1.360   102,450,795
                                            2009 0.786   1.121   142,960,243
                                            2008 1.484   0.786   148,636,778
                                            2007 1.312   1.484    50,257,714
                                            2006 1.149   1.312    37,682,153
      Mid Cap Value Fund (Division 38)      2015 5.289   5.176   126,306,249
                                            2014 4.993   5.289   128,256,862
                                            2013 3.744   4.993   133,091,978
                                            2012 3.097   3.744   143,237,727
                                            2011 3.421   3.097   136,166,075
                                            2010 2.821   3.421   114,350,420
                                            2009 2.078   2.821   112,883,236
                                            2008 3.415   2.078   120,463,020
                                            2007 3.347   3.415   107,756,457
                                            2006 2.888   3.347    99,345,096
      Moderate Growth Lifestyle Fund
       (Division 49)                        2015 2.830   2.782   249,674,163
                                            2014 2.734   2.830   246,046,230
                                            2013 2.362   2.734   218,376,320
                                            2012 2.094   2.362   180,791,433
                                            2011 2.083   2.094   128,021,253
                                            2010 1.827   2.083    96,175,029
                                            2009 1.460   1.827    74,992,233
                                            2008 1.992   1.460    68,593,574
                                            2007 1.844   1.992    58,572,778
                                            2006 1.673   1.844    44,694,888
      Money Market II Fund (Division 44)    2015 1.227   1.218   102,648,541
                                            2014 1.236   1.227    91,586,462
                                            2013 1.245   1.236   107,637,847
                                            2012 1.255   1.245   101,208,543
                                            2011 1.264   1.255   111,284,185
                                            2010 1.274   1.264   106,677,105
                                            2009 1.279   1.274   135,451,933
                                            2008 1.260   1.279   195,844,578
                                            2007 1.213   1.260   223,310,298
                                            2006 1.169   1.213   156,300,640
      Small Cap Growth Fund (Division 35)   2015 2.648   2.595    25,250,387
                                            2014 2.667   2.648    28,073,923
                                            2013 1.819   2.667    31,219,056
                                            2012 1.631   1.819    33,519,019
                                            2011 1.715   1.631    35,002,239
                                            2010 1.292   1.715    31,659,159
                                            2009 0.945   1.292    26,637,546
                                            2008 1.677   0.945    25,128,636
                                            2007 1.624   1.677    24,916,073
                                            2006 1.488   1.624    23,403,119
      Small Cap Value Fund (Division 36)    2015 3.631   3.369   102,585,454
                                            2014 3.466   3.631   120,572,074
                                            2013 2.564   3.466   123,444,686
                                            2012 2.245   2.564   136,086,201
                                            2011 2.452   2.245   139,441,971
                                            2010 1.964   2.452   146,284,682
                                            2009 1.593   1.964   150,377,564
                                            2008 2.284   1.593   117,524,519
                                            2007 2.474   2.284    75,988,731
                                            2006 2.098   2.474    51,628,606

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Socially Responsible Fund (Division 41)   2015 2.478   2.487   240,963,183
                                              2014 2.161   2.478   242,917,949
                                              2013 1.608   2.161   264,076,070
                                              2012 1.406   1.608   295,333,876
                                              2011 1.398   1.406   409,272,143
                                              2010 1.229   1.398   476,195,949
                                              2009 0.947   1.229   537,168,008
                                              2008 1.528   0.947   567,706,671
                                              2007 1.481   1.528   569,830,560
                                              2006 1.290   1.481   285,730,988
    Strategic Bond Fund (Division 59)         2015 2.675   2.604   176,746,030
                                              2014 2.593   2.675   186,090,359
                                              2013 2.606   2.593   186,485,323
                                              2012 2.336   2.606   188,347,893
                                              2011 2.256   2.336   162,185,471
                                              2010 2.047   2.256   145,727,132
                                              2009 1.637   2.047   132,844,492
                                              2008 1.922   1.637   128,930,853
                                              2007 1.860   1.922   134,462,026
                                              2006 1.726   1.860   101,694,271
  PUBLIC FUNDS
    American Beacon Holland Large Cap
     Growth Fund (Division 70)                2015 1.650   1.737    18,404,403
                                              2014 1.557   1.650    20,837,760
                                              2013 1.190   1.557    23,153,719
                                              2012 1.071   1.190    26,529,443
                                              2011 1.047   1.071    25,080,056
                                              2010 0.927   1.047    20,565,906
                                              2009 0.674   0.927    20,271,834
                                              2008 1.044   0.674    16,563,913
                                              2007 0.964   1.044    18,146,308
                                              2006 0.925   0.964    22,185,106
    Ariel Appreciation Fund (Division 69)     2015 3.249   3.012    96,732,440
                                              2014 3.030   3.244   113,599,159
                                              2013 2.093   3.030   117,594,730
                                              2012 1.772   2.093   104,394,611
                                              2011 1.931   1.772   110,259,195
                                              2010 1.631   1.931   112,032,561
                                              2009 1.011   1.631   118,116,686
                                              2008 1.723   1.011   125,837,892
                                              2007 1.765   1.723   149,402,054
                                              2006 1.607   1.765   179,015,204
    Ariel Fund (Division 68)                  2015 3.262   3.097    94,375,118
                                              2014 2.970   3.262   103,243,863
                                              2013 2.073   2.970   111,663,269
                                              2012 1.740   2.073   118,632,237
                                              2011 1.983   1.740   132,467,517
                                              2010 1.590   1.983   142,222,168
                                              2009 0.983   1.590   145,696,578
                                              2008 1.918   0.983   151,912,178
                                              2007 1.971   1.918   179,090,018
                                              2006 1.804   1.971   203,597,513
    Invesco Balanced-Risk Commodity
     Strategy Fund (Division 102)             2015 0.705   0.583   358,669,447
                                              2014 0.846   0.705   302,624,993
                                              2013 0.992   0.846   241,375,267
                                              2012 0.967   0.992   180,710,150
                                              2011    --   0.967     4,758,993


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
   FUND NAME                                 YEAR AT 1/1 AT 12/31  AT 12/31
   ---------                                 ---- ------ -------- -----------
     SunAmerica 2020 High Watermark
      (Division 82)                          2015 1.123   1.123    6,090,782
                                             2014 1.091   1.123    7,262,598
                                             2013 1.173   1.091    8,905,105
                                             2012 1.139   1.173   11,398,362
                                             2011 0.983   1.139   13,898,613
                                             2010 0.915   0.983   13,188,933
                                             2009 0.987   0.915   11,459,016
                                             2008 1.193   0.987   10,635,507
                                             2007 1.142   1.193    9,628,949
                                             2006 1.043   1.142    8,522,965
     T Rowe Price Retirement 2015 Fund
      (Division 104)                         2015    --   0.978    1,948,218
     T Rowe Price Retirement 2020 Fund
      (Division 105)                         2015    --   0.979    6,548,107
     T Rowe Price Retirement 2025 Fund
      (Division 106)                         2015    --   0.981    4,650,550
     T Rowe Price Retirement 2030 Fund
      (Division 107)                         2015    --   0.982    4,634,341
     T Rowe Price Retirement 2035 Fund
      (Division 108)                         2015    --   0.984    3,044,249
     T Rowe Price Retirement 2040 Fund
      (Division 109)                         2015    --   0.984    3,417,161
     T Rowe Price Retirement 2045 Fund
      (Division 110)                         2015    --   0.984    1,800,992
     T Rowe Price Retirement 2050 Fund
      (Division 111)                         2015    --   0.984      973,495
     T Rowe Price Retirement 2055 Fund
      (Division 112)                         2015    --   0.984      463,103
     T Rowe Price Retirement 2060 Fund
      (Division 113)                         2015    --   0.984      406,231
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)              2015 1.970   1.942   35,482,977
                                             2014 1.865   1.970   35,502,846
                                             2013 1.732   1.865   35,547,311
                                             2012 1.606   1.732   35,294,428
                                             2011 1.598   1.606   32,831,197
                                             2010 1.456   1.598   31,863,845
                                             2009 1.259   1.456   29,267,705
                                             2008 1.585   1.259   29,098,257
                                             2007 1.500   1.585   28,505,070
                                             2006 1.373   1.500   24,932,287
     Vanguard LifeStrategy Growth Fund
      (Division 52)                          2015 2.151   2.099   84,155,907
                                             2014 2.032   2.151   85,659,260
                                             2013 1.698   2.032   85,731,178
                                             2012 1.503   1.698   83,681,008
                                             2011 1.558   1.503   82,684,661
                                             2010 1.371   1.558   79,140,490
                                             2009 1.110   1.371   75,530,156
                                             2008 1.714   1.110   71,279,560
                                             2007 1.615   1.714   65,934,408
                                             2006 1.408   1.615   54,454,410
     Vanguard LifeStrategy Moderate Growth
      Fund (Division 53)                     2015 2.109   2.071   91,429,302
                                             2014 1.995   2.109   90,369,353
                                             2013 1.756   1.995   90,571,117
                                             2012 1.591   1.756   89,444,247
                                             2011 1.606   1.591   86,842,878
                                             2010 1.436   1.606   82,593,652
                                             2009 1.208   1.436   77,302,792
                                             2008 1.664   1.208   74,246,099
                                             2007 1.570   1.664   70,289,060
                                             2006 1.403   1.570   62,422,794

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      Vanguard Long-Term Investment-Grade
       Fund (Division 22)                   2015 3.277   3.173    60,679,559
                                            2014 2.801   3.277    86,059,868
                                            2013 3.006   2.801    65,853,008
                                            2012 2.719   3.006    89,418,315
                                            2011 2.344   2.719    73,731,572
                                            2010 2.138   2.344    61,770,469
                                            2009 1.986   2.138    59,897,315
                                            2008 1.961   1.986    61,895,100
                                            2007 1.909   1.961    72,272,448
                                            2006 1.875   1.909    93,197,696
      Vanguard Long-Term Treasury Fund
       (Division 23)                        2015 3.330   3.246    56,135,735
                                            2014 2.685   3.330    60,671,299
                                            2013 3.118   2.685    66,236,397
                                            2012 3.044   3.118    81,235,366
                                            2011 2.378   3.044    85,528,223
                                            2010 2.205   2.378    92,190,568
                                            2009 2.533   2.205   102,397,220
                                            2008 2.088   2.533   132,267,500
                                            2007 1.931   2.088   103,943,061
                                            2006 1.917   1.931   114,020,665


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard Wellington Fund (Division 25)   2015 3.924   3.877   349,226,508
                                             2014 3.618   3.924   363,005,183
                                             2013 3.061   3.618   375,667,377
                                             2012 2.754   3.061   385,144,392
                                             2011 2.685   2.754   405,547,723
                                             2010 2.451   2.685   434,480,517
                                             2009 2.031   2.451   443,758,717
                                             2008 2.646   2.031   477,990,784
                                             2007 2.473   2.646   509,447,867
                                             2006 2.179   2.473   488,943,410
    Vanguard Windsor II Fund (Division 24)   2015 3.757   3.591   350,718,647
                                             2014 3.423   3.757   374,431,862
                                             2013 2.652   3.423   387,835,473
                                             2012 2.301   2.652   412,181,555
                                             2011 2.268   2.301   455,670,339
                                             2010 2.077   2.268   488,978,581
                                             2009 1.655   2.077   531,346,036
                                             2008 2.648   1.655   530,919,431
                                             2007 2.623   2.648   522,891,970
                                             2006 2.246   2.623   552,878,216

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter. IncomeLOCK +8 is no longer offered.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK and IncomeLOCK +8 endorsements.

TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Extension Offer...................................  D-1
            Fee Table.........................................  D-2
            IncomeLOCK Features...............................  D-2
               Investment Restrictions........................  D-2
               IncomeLOCK Components..........................  D-3
               Calculation of the Value of each Component of
                 the Benefit..................................  D-4
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-5
            Surrender of Account Value........................  D-5
            Death Benefits....................................  D-7
               Spousal Beneficiary............................  D-7
               Non-Spousal Beneficiary........................  D-7

            INCOMELOCK PLUS...................................  D-7
            Fee Tables........................................  D-7
            IncomeLOCK Plus Features..........................  D-8
               Income Credit Options..........................  D-8
               Amounts Received under IncomeLOCK Plus.........  D-8
               Investment Restrictions........................  D-9
            IncomeLOCK Plus Options........................... D-11
               Calculation of the Value of each Component of
                 the Benefit.................................. D-11
               Automatic Termination of IncomeLOCK Plus....... D-12
            Surrender of Account Value........................ D-12

            LOANS............................................. D-12


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


EXTENSION OFFER

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:



        CURRENT MAXIMUM ANNUAL FEE RATE  ANNUAL FEE RATE AFTER EXTENSION
        -------------------------------  -------------------------------
                    0.65%                             0.90%



As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

--------------------------------------------------------------------------------


FEE TABLE

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

INVESTMENT RESTRICTIONS

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund /3/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

ADDITIONAL IMPORTANT INFORMATION ABOUT INCOMELOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. SEE THE "FEES AND CHARGES" SECTION OF THIS PROSPECTUS.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. SEE THE "SURRENDER OF ACCOUNT VALUE" SECTION OF THIS PROSPECTUS, INCLUDING THE SECTION IN THE APPENDIX, AND THE "FEDERAL TAX MATTERS" SECTION OF THIS PROSPECTUS.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

INCOMELOCK COMPONENTS

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. SEE "SURRENDER OF ACCOUNT VALUE" IN THIS APPENDIX FOR MORE INFORMATION REGARDING THE EFFECTS OF WITHDRAWALS ON THE COMPONENTS OF INCOMELOCK AND A DESCRIPTION OF THE EFFECT OF RMDS ON THE LIVING BENEFIT.

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. FOR EFFECTS OF WITHDRAWALS ON THE BENEFIT BASE, SEE THE "SURRENDER OF ACCOUNT VALUE" SECTION IN THIS APPENDIX.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. SEE THE SUMMARY TABLE ABOVE FOR INITIAL MWPS. The MWPs will be reduced due to Excess Withdrawals. FOR EFFECTS OF WITHDRAWALS ON THE MWP, SEE THE "SURRENDER OF ACCOUNT VALUE" SECTION OF THIS PROSPECTUS.

CANCELLATION OF INCOMELOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

AUTOMATIC TERMINATION OF INCOMELOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. SEE THE "SURRENDER OF ACCOUNT VALUE" SECTION IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

EXTENDING THE MAV EVALUATION PERIOD

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

--------------------------------------------------------------------------------


If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

SPOUSAL BENEFICIARY

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

NON-SPOUSAL BENEFICIARY

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. FOR A COMPLETE DESCRIPTION OF HOW THE BENEFIT BASE IS CALCULATED FOR INCOMELOCK PLUS, SEE "OPTIONAL LIVING BENEFITS -- INCOMELOCK PLUS OPTIONS" in the prospectus.
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. SEE "APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

INCOME CREDIT OPTIONS

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

AMOUNTS RECEIVED UNDER INCOMELOCK PLUS

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

--------------------------------------------------------------------------------


FOR INCOMELOCK PLUS WITH AN ENDORSEMENT DATE ON DECEMBER 26, 2012 THROUGH FEBRUARY 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

FOR INCOMELOCK PLUS WITH AN ENDORSEMENT DATE OF MAY 1, 2012 THROUGH DECEMBER 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

FOR INCOMELOCK PLUS WITH AN ENDORSEMENT DATE PRIOR TO MAY 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

INVESTMENT RESTRICTIONS


As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


LIVING BENEFITS ELECTED ON DECEMBER 26, 2012 THROUGH FEBRUARY 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


LIVING BENEFITS ELECTED PRIOR TO DECEMBER 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
        Bond, Cash    Minimum        Short-Term Fixed Account
        and            100%          Capital Conservation Fund
        Fixed         Maximum        Core Bond Fund
        Accounts                     Government Securities Fund
                                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (SEE ALSO "AUTOMATIC ALLOCATION TO FIXED ACCOUNT PLUS" IN THIS APPENDIX.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/11/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

                      ------------------------------------
                      Multi-Year Fixed Option - 3 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 5 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 7 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 10 years
                      ------------------------------------
                      ------------------------------------
                      SunAmerica 2020 High Watermark Fund
                      ------------------------------------

AUTOMATIC ALLOCATION TO FIXED ACCOUNT PLUS

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

ASSET REBALANCING PROGRAM.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. SEE THE "INCOMELOCK PLUS FEATURES -- ASSET REBALANCING PROGRAM" SECTION OF THE PROSPECTUS FOR ADDITIONAL DETAILS OF THE AUTOMATIC REBALANCING PROGRAM.

SEE THE "INCOMELOCK PLUS FEATURES -- ADDITIONAL IMPORTANT INFORMATION ABOUT INCOMELOCK PLUS" SECTION IN THE PROSPECTUS FOR INFORMATION ABOUT YOUR LIVING BENEFIT.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. IF YOU ELECTED INCOMELOCK PLUS ON OR AFTER DECEMBER 26, 2012, SEE THE SECTION OF THE PROSPECTUS TITLED "CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus -- CALCULATION OF THE VALUE OF EACH COMPONENT OF THE BENEFIT."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

SEE "INCOMELOCK PLUS FEATURES -- CANCELLATION OF INCOMELOCK PLUS" FOR INFORMATION ON HOW YOU MAY CANCEL YOUR LIVING BENEFIT.

AUTOMATIC TERMINATION OF INCOMELOCK PLUS

In addition to the termination events discussed in the prospectus in the section titled "INCOMELOCK PLUS FEATURES -- AUTOMATIC TERMINATION OF INCOMELOCK PLUS", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2016 American International Group, Inc.

All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.10 TO 12.10                                            May 2, 2016


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 2, 2016, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 International Opportunities Fund    T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             Large Cap Value Fund                T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Mid Cap Growth Fund                 T. Rowe Price Retirement 2030 Fund
Foreign Value Fund                  Mid Cap Value Fund                  T. Rowe Price Retirement 2035 Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2040 Fund
Global Social Awareness Fund        Money Market II Fund                T. Rowe Price Retirement 2045 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Securities Fund          Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Growth Fund                         Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth & Income Fund                Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Moderate Growth Fund
International Equities Index Fund                                       Vanguard Long-Term Investment-Grade Fund
International Government Bond Fund                                      Vanguard Long-Term Treasury Fund
International Growth Fund                                               Vanguard Wellington Fund
Large Cap Core Fund                                                     Vanguard Windsor II Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

OPTIONAL LIVING BENEFITS........................................  18
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  19
   IncomeLOCK Plus Options......................................  22
   Withdrawals under the Living Benefits........................  25
   Death Benefits under IncomeLOCK Plus.........................  27

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  27
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  27
   Communicating Transfer or Reallocation Instructions..........  28
   Effective Date of Transfer...................................  29
   Transfers During the Payout Period...........................  29

FEES AND CHARGES................................................  29
   Account Maintenance Charge...................................  29
   Surrender Charge.............................................  29
       Amount of Surrender Charge...............................  29
       10% Free Withdrawal......................................  30
       Exceptions to Surrender Charge...........................  30
   Premium Tax Charge...........................................  30
   Separate Account Charges.....................................  30
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  30
       Separate Account Expense Reimbursements or Credits.......  31
   Market Value Adjustment ("MVA")..............................  31
   Optional Living Benefit Fees.................................  32
   Other Charges................................................  32

PAYOUT PERIOD...................................................  32
   Fixed Payout.................................................  32
   Assumed Investment Rate......................................  33
   Variable Payout..............................................  33
   Combination Fixed and Variable Payout........................  33
   Partial Annuitization........................................  33


                                                                 PAGE
                                                                 ----
   Payout Date..................................................  33
   Payout Options...............................................  34
   Payout Information...........................................  34

SURRENDER OF ACCOUNT VALUE......................................  35
   When Surrenders Are Allowed..................................  35
   Surrender Process............................................  35
   Amount That May Be Surrendered...............................  35
   Surrender Restrictions.......................................  35
   Partial Surrenders...........................................  36
   Systematic Withdrawals.......................................  36
   Distributions Required by Federal Tax Law....................  36

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  37
       Spousal Beneficiaries....................................  37
       Beneficiaries Other Than Spouses.........................  37
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  38
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  39

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The "Free Look" Period.......................  39
   We Reserve Certain Rights....................................  40
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  41
   Types of Plans...............................................  41
   Tax Consequences in General..................................  41
   U.S. Department of Labor Fiduciary Regulation................  43

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     0.90
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.65
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.90
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              0.90
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           0.90
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.90
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.15
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.15
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.15
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.90
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.90
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            1.15
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            1.15
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  1.25%(7)
----------------------------------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (7) The Mutual Fund with the highest operating expenses is the VC II Small Cap Growth Fund. The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses through December 31, 2016 to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.16%. This contractual expense agreement can be changed by approval of a majority of the Fund's Board of Trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.15%, investment in a Variable Account Option with the highest total expenses (1.25%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $834  $1,979  $2,996   $5,083


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $378  $1,531  $2,549   $5,083



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.65%, investment in a Variable Account Option with the lowest total expenses (0.13%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $550   $753    $940     $984


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $81    $253    $440     $984


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.15% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS:  Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

8

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

                                                                             9

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commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.


ADMINISTRATION OF THE CONTRACTS

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.


10

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FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified

                                                                             11

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annuity that is not part of your employer's retirement plan, or if your
Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.


SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS      ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------      -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management, LLC ("Janus")
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica


12

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
VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.
                                                                               and Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: RS
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco                               Sub-Adviser: Goldman Sachs
                           Advisers, Inc.                                      Capital Management, LP
                           ("Invesco"), T. Rowe                                ("Goldman Sachs")
                           Price and Bridgeway
                           Capital Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM and
                                                                               Metropolitan West Capital
 Small Cap Index Fund     Adviser: VALIC                                       Management, LLC
                          Sub-Adviser: SunAmerica

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco and MFS
                          Sub-Adviser: Templeton
                           Global Advisors Limited

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments, LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund
 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica
 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    advisory services provided to
   Retirement 2020 Fund                                Growth Fund            the underlying funds in which
                                                                              they invest. The investment
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    advisor to the underlying funds
   Retirement 2025 Fund                                Moderate Growth Fund   is Vanguard.
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2035 Fund

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Adviser: JPMIM                                  Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge



The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

--------------------------------------------------------------------------------


If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

--------------------------------------------------------------------------------


The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.


If you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit, you have the opportunity to extend the MAV Evaluation Period. See "Appendix D" for details of the extension offer.


An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

--------------------------------------------------------------------------------


INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

--------------------------------------------------------------------------------


INVESTMENT GROUP             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT                  30%-Minimum                        0%-Minimum                         0%-Minimum
RESTRICTIONS               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
OPTIONS           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
AND/OR            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
FIXED ACCOUNTS    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Securities Fund        Blue Chip Growth Fund               Health Sciences Fund
                  Inflation Protected Fund          Broad Cap Value Income Fund         International Opportunities Fund
                  International Government          Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                    Bond Fund                       Conservative Growth Lifestyle Fund    Strategy Fund
                  Money Market I Fund               Core Equity Fund                    Mid Cap Growth Fund
                  Money Market II Fund              Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

20

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Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued

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prior to February 25, 2013. In addition, effective December 26, 2012,
IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

--------------------------------------------------------------------------------


  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to February 25, 2013.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

--------------------------------------------------------------------------------


Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

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Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

WITHDRAWALS UNDER THE LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess

--------------------------------------------------------------------------------

Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

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If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

DEATH BENEFITS UNDER INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits."

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

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  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

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EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

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10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.65% to 1.15% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

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  .   The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

--------------------------------------------------------------------------------

from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

IncomeLOCK Plus

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

--------------------------------------------------------------------------------


  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

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  .   In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.


VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.


SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

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Under the LOUISIANA OPTIONAL RETIREMENT PLAN, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS


You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.


The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required.

--------------------------------------------------------------------------------

Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

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INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

Important Note about Death Benefit Payable in Florida. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross

--------------------------------------------------------------------------------

Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.


CANCELLATION -- THE "FREE LOOK" PERIOD


The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of

--------------------------------------------------------------------------------

the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders

--------------------------------------------------------------------------------

during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may

--------------------------------------------------------------------------------

be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.


U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION

On April 8, 2016 the United States Department of Labor published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The initial compliance date for portions of the new regulation is April 10, 2017, while compliance with other portions of the regulation and guidance is required by January 1, 2018.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 29, 2016, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------


There were no historical Purchase Unit Values outstanding as of the date of this prospectus since the Series 1.10 to 12.10 Contracts were not available as of December 31, 2015.

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter. IncomeLOCK +8 is no longer offered.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK and IncomeLOCK +8 endorsements.

TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Extension Offer...................................  D-1
            Fee Table.........................................  D-2
            IncomeLOCK Features...............................  D-2
               Investment Restrictions........................  D-2
               IncomeLOCK Components..........................  D-3
               Calculation of the Value of each Component of
                 the Benefit..................................  D-4
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-5
            Surrender of Account Value........................  D-5
            Death Benefits....................................  D-7
               Spousal Beneficiary............................  D-7
               Non-Spousal Beneficiary........................  D-7

            INCOMELOCK PLUS...................................  D-7
            Fee Tables........................................  D-7
            IncomeLOCK Plus Features..........................  D-8
               Income Credit Options..........................  D-8
               Amounts Received under IncomeLOCK Plus.........  D-8
               Investment Restrictions........................  D-9
            IncomeLOCK Plus Options........................... D-11
               Calculation of the Value of each Component of
                 the Benefit.................................. D-11
               Automatic Termination of IncomeLOCK Plus....... D-12
            Surrender of Account Value........................ D-12

            LOANS............................................. D-12


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


EXTENSION OFFER

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:



        CURRENT MAXIMUM ANNUAL FEE RATE  ANNUAL FEE RATE AFTER EXTENSION
        -------------------------------  -------------------------------
                    0.65%                             0.90%



As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

--------------------------------------------------------------------------------


FEE TABLE

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund /3/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

--------------------------------------------------------------------------------


If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions


As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
        Bond, Cash    Minimum        Short-Term Fixed Account
        and            100%          Capital Conservation Fund
        Fixed         Maximum        Core Bond Fund
        Accounts                     Government Securities Fund
                                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/11/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


                      -----------------------------------
                      Multi-Year Fixed Option - 3 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 5 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 7 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 10 years
                      -----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus -- Calculation of the Value of each Component of the Benefit."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2016 American International Group, Inc.

All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.20 TO 13.20                                            May 2, 2016


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 2, 2016, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    T. Rowe Price Retirement 2015 Fund
Dynamic Allocation Fund             Large Cap Value Fund                T. Rowe Price Retirement 2020 Fund
Emerging Economies Fund             Mid Cap Growth Fund                 T. Rowe Price Retirement 2025 Fund
Foreign Value Fund                  Mid Cap Value Fund                  T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Money Market II Fund                T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2045 Fund
Government Securities Fund          Small Cap Value Fund                T. Rowe Price Retirement 2050 Fund
Growth Fund                         Socially Responsible Fund           T. Rowe Price Retirement 2055 Fund
Growth & Income Fund                Strategic Bond Fund                 T. Rowe Price Retirement 2060 Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Conservative Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Growth Fund
International Equities Index Fund                                       Vanguard Lifestrategy Moderate Growth Fund
International Government Bond Fund                                      Vanguard Long-Term Investment-Grade Fund
International Growth Fund                                               Vanguard Long-Term Treasury Fund
Large Cap Core Fund                                                     Vanguard Wellington Fund
Large Capital Growth Fund                                               Vanguard Windsor II Fund
Mid Cap Index Fund                                                      * closed to new investments August 31, 2012
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

OPTIONAL LIVING BENEFITS........................................  18
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  19
   IncomeLOCK Plus Options......................................  22
   Withdrawals under the Living Benefits........................  25
   Death Benefits under IncomeLOCK Plus.........................  27

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  27
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  27
   Communicating Transfer or Reallocation Instructions..........  28
   Effective Date of Transfer...................................  29
   Transfers During the Payout Period...........................  29

FEES AND CHARGES................................................  29
   Account Maintenance Charge...................................  29
   Surrender Charge.............................................  29
       Amount of Surrender Charge...............................  29
       10% Free Withdrawal......................................  30
       Exceptions to Surrender Charge...........................  30
   Premium Tax Charge...........................................  30
   Separate Account Charges.....................................  30
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  30
       Separate Account Expense Reimbursements or Credits.......  31
   Market Value Adjustment ("MVA")..............................  31
   Optional Living Benefit Fees.................................  32
   Other Charges................................................  32

PAYOUT PERIOD...................................................  32
   Fixed Payout.................................................  32
   Assumed Investment Rate......................................  33
   Variable Payout..............................................  33
   Combination Fixed and Variable Payout........................  33
   Partial Annuitization........................................  33


                                                                 PAGE
                                                                 ----
   Payout Date..................................................  33
   Payout Options...............................................  34
   Payout Information...........................................  34

SURRENDER OF ACCOUNT VALUE......................................  35
   When Surrenders Are Allowed..................................  35
   Surrender Process............................................  35
   Amount That May Be Surrendered...............................  35
   Surrender Restrictions.......................................  35
   Partial Surrenders...........................................  36
   Systematic Withdrawals.......................................  36
   Distributions Required by Federal Tax Law....................  36

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  37
       Spousal Beneficiaries....................................  37
       Beneficiaries Other Than Spouses.........................  37
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  38
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  39

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The "Free Look" Period.......................  39
   We Reserve Certain Rights....................................  40
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  41
   Types of Plans...............................................  41
   Tax Consequences in General..................................  41
   U.S. Department of Labor Fiduciary Regulation................  43

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     0.80
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.55
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.80
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              0.80
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           0.80
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               0.80
--------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)             1.05
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.05
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.05
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.05
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.80
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.80
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            1.05
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            1.05
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  2.07%(7)
----------------------------------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

 (7) The Mutual Fund with the highest operating expenses is the 2020 High Watermark Fund which was closed to new investments August 31, 2012. The Fund's adviser, SunAmerica Asset Management LLC, is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.18%. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees of the Fund, including a majority of its independent trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 1.05%, investment in a Variable Account Option with the highest total expenses (2.07%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $902  $2,167  $3,288   $5,595


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $449  $1,728  $2,856   $5,595



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.55%, investment in a Variable Account Option with the lowest total expenses (0.13%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $540   $721    $886     $864


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $71    $221    $386     $864


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.05% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

--------------------------------------------------------------------------------

commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.


ADMINISTRATION OF THE CONTRACTS

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified

--------------------------------------------------------------------------------

annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.


SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS      ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------      -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management, LLC ("Janus")
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.
                                                                               and Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: RS
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco                               Sub-Adviser: Goldman Sachs
                           Advisers, Inc.                                      Capital Management, LP
                           ("Invesco"), T. Rowe                                ("Goldman Sachs")
                           Price and Bridgeway
                           Capital Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM and
                                                                               Metropolitan West Capital
 Small Cap Index Fund     Adviser: VALIC                                       Management, LLC
                          Sub-Adviser: SunAmerica

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco and MFS
                          Sub-Adviser: Templeton
                           Global Advisors Limited

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Adviser

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2035 Fund
                          Investments, LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2040 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2045 Fund
 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2050 Fund
                          AllianceBernstein L.P.
                          and SunAmerica
 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2055 Fund
 SunAmerica 2020 High     Adviser: SunAmerica        T. Rowe Price            Adviser: T. Rowe Price
   Watermark Fund*        Sub-Adviser: Trajectory      Retirement 2060 Fund
                          Asset Management LLC
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Adviser: JPMIM                                  Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------
* closed to new investments

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

--------------------------------------------------------------------------------


If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

--------------------------------------------------------------------------------


The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.


If you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit, you have the opportunity to extend the MAV Evaluation Period. See "Appendix D" for details of the extension offer.


An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

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INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income
Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

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
INVESTMENT GROUP             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT                  30%-Minimum                        0%-Minimum                         0%-Minimum
RESTRICTIONS               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
OPTIONS           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
AND/OR            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
FIXED ACCOUNTS    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Securities Fund        Blue Chip Growth Fund               Health Sciences Fund
                  Inflation Protected Fund          Broad Cap Value Income Fund         International Opportunities Fund
                  International Government          Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                    Bond Fund                       Conservative Growth Lifestyle Fund    Strategy Fund
                  Money Market I Fund               Core Equity Fund                    Mid Cap Growth Fund
                  Money Market II Fund              Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

20

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued

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prior to February 25, 2013. In addition, effective December 26, 2012,
IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

--------------------------------------------------------------------------------


  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to February 25, 2013.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

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Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

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Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

WITHDRAWALS UNDER THE LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess

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Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

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If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

DEATH BENEFITS UNDER INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits."

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

--------------------------------------------------------------------------------


  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

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EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

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10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.55% to 1.05% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

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  .   The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

--------------------------------------------------------------------------------

from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

IncomeLOCK Plus

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

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  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

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  .   In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.


VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.


SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

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Under the LOUISIANA OPTIONAL RETIREMENT PLAN, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS


You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.


The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required.

--------------------------------------------------------------------------------

Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

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INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

Important Note about Death Benefit Payable in Florida. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross

--------------------------------------------------------------------------------

Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.


CANCELLATION -- THE "FREE LOOK" PERIOD


The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of

--------------------------------------------------------------------------------

the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to

--------------------------------------------------------------------------------

income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.


The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules

--------------------------------------------------------------------------------


governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION

On April 8, 2016 the United States Department of Labor published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The initial compliance date for portions of the new regulation is April 10, 2017, while compliance with other portions of the regulation and guidance is required by January 1, 2018.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 29, 2016, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   NUMBER OF
                                                  UNIT     UNIT      UNITS
                                                VALUE AT   VALUE  OUTSTANDING
                                                BEGINNING AT END   AT END OF
   FUND NAME                               YEAR  OF YEAR  OF YEAR    YEAR
   ---------                               ---- --------- ------- -----------
   VALIC COMPANY I
     Asset Allocation Fund (Division 5)    2015   7.968    7.868    3,067,545
                                           2014   7.623    7.968    3,209,845
                                           2013   6.627    7.623    3,288,829
                                           2012   5.895    6.627    3,319,307
                                           2011   5.888    5.895    3,029,788
                                           2010   5.180    5.888    2,746,725
                                           2009   4.225    5.180    2,642,382
                                           2008   5.467    4.225    2,229,129
                                           2007   5.184    5.467    2,377,154
                                           2006   4.676    5.184    2,587,780
     Blue Chip Growth Fund (Division 72)   2015   1.753    1.931   57,536,340
                                           2014   1.619    1.753   54,618,367
                                           2013   1.156    1.619   55,183,506
                                           2012   0.987    1.156   64,539,346
                                           2011   0.980    0.987   68,858,835
                                           2010   0.850    0.980   85,079,813
                                           2009   0.599    0.850  149,343,628
                                           2008   1.057    0.599  121,401,907
                                           2007   0.942    1.057   26,745,363
                                           2006   0.863    0.942   19,213,662
     Broad Cap Value Income Fund
      (Division 75)                        2015   1.762    1.725    4,037,846
                                           2014   1.652    1.762    4,011,853
                                           2013   1.220    1.652    3,646,084
                                           2012   1.079    1.220    3,746,213
                                           2011   1.070    1.079    4,630,772
                                           2010   0.942    1.070    3,600,540
                                           2009   0.758    0.942    3,646,121
                                           2008   1.166    0.758    3,526,886
                                           2007   1.153    1.166    3,939,724
                                           2006   1.011    1.153    3,553,051
     Capital Conservation Fund
      (Division 7)                         2015   3.903    3.880   12,155,846
                                           2014   3.712    3.903   13,410,386
                                           2013   3.883    3.712   13,272,130
                                           2012   3.643    3.833   13,673,593
                                           2011   3.438    3.643   10,330,789
                                           2010   3.213    3.438    8,481,323
                                           2009   2.918    3.213    6,330,564
                                           2008   3.032    2.918    6,130,802
                                           2007   2.949    3.032   10,912,202
                                           2006   2.844    2.949   12,126,261
     Core Equity Fund (Division 15)        2015   3.508    3.416   11,688,280
                                           2014   3.171    3.508   13,726,086
                                           2013   2.370    3.171   14,736,763
                                           2012   2.092    2.370   15,886,708
                                           2011   2.119    2.092   17,481,863
                                           2010   1.893    2.119   18,841,998
                                           2009   1.547    1.893   20,044,985
                                           2008   2.479    1.547   20,940,813
                                           2007   2.426    2.479   24,019,431
                                           2006   2.189    2.426   25,973,836
     Dividend Value Fund (Division 21)     2015   2.801    2.761   22,170,302
                                           2014   2.585    2.801   29,533,269
                                           2013   2.004    2.585   32,936,109
                                           2012   1.794    2.004   48,690,821
                                           2011   1.672    1.794   34,436,195
                                           2010   1.478    1.672   23,966,078
                                           2009   1.252    1.478   22,646,853
                                           2008   1.948    1.252   18,379,431
                                           2007   1.973    1.948   26,965,273
                                           2006   1.698    1.973   29,596,738


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     Dynamic Allocation Fund
      (Division 103)                      2015   1.203    1.139    7,989,894
                                          2014   1.163    1.203    7,280,091
                                          2013   0.998    1.163    4,017,123
                                          2012      --    0.998           --
     Emerging Economies Fund
      (Division 87)                       2015   0.920    0.780  113,355,104
                                          2014   0.982    0.920  109,004,040
                                          2013   1.018    0.982  119,271,330
                                          2012   0.864    1.018  108,744,331
                                          2011   1.001    0.864   51,191,137
                                          2010   0.907    1.001   45,372,388
                                          2009   0.705    0.907   48,075,251
                                          2008   1.319    0.705   50,955,540
                                          2007   1.219    1.319   59,675,090
                                          2006   1.065    1.219   62,815,066
     Foreign Value Fund (Division 89)     2015   1.293    1.189  119,137,279
                                          2014   1.474    1.293  125,974,551
                                          2013   1.178    1.474  128,771,464
                                          2012   1.000    1.178  159,811,267
                                          2011   1.158    1.000  191,379,130
                                          2010   1.085    1.158  202,902,133
                                          2009   0.742    1.085  162,783,774
                                          2008   1.350    0.742  133,656,004
                                          2007   1.224    1.350  159,603,928
                                          2006   1.066    1.224  133,705,192
     Global Real Estate Fund
      (Division 101)                      2015   1.351    1.340   34,725,705
                                          2014   1.215    1.351   35,821,797
                                          2013   1.171    1.215   37,613,613
                                          2012   0.901    1.171   38,207,822
                                          2011   0.988    0.901   38,784,368
                                          2010   0.842    0.988   41,079,916
                                          2009   0.644    0.842   50,851,685
                                          2008      --    0.644   49,429,780
     Global Social Awareness Fund
      (Division 12)                       2015   5.875    5.809   18,478,241
                                          2014   5.485    5.875   21,936,025
                                          2013   4.291    5.485   23,044,498
                                          2012   3.687    4.291   15,692,060
                                          2011   3.962    3.687   20,870,012
                                          2010   3.558    3.962   20,306,764
                                          2009   2.726    3.558   22,719,887
                                          2008   4.579    2.726   39,523,029
                                          2007   4.421    4.579   19,729,895
                                          2006   3.858    4.421   16,926,134
     Global Strategy Fund (Division 88)   2015   1.950    1.843   58,213,955
                                          2014   1.930    1.950   64,156,043
                                          2013   1.638    1.930   70,470,493
                                          2012   1.381    1.638   58,148,482
                                          2011   1.424    1.381   74,366,594
                                          2010   1.285    1.424   83,586,363
                                          2009   1.045    1.285   64,106,781
                                          2008   1.330    1.045   65,738,597
                                          2007   1.218    1.330   65,892,584
                                          2006   1.085    1.218   62,685,696

--------

* The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director. Each of the T. Rowe Price Retirement Funds was added to Portfolio Director December 30, 2014. Consequently, there are no Unit Values for the 1/1 periods for these Funds.

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     Government Securities Fund
      (Division 8)                        2015   3.763    3.763    6,317,921
                                          2014   3.594    3.763    8,819,863
                                          2013   3.783    3.594   10,271,383
                                          2012   3.677    3.783    5,105,585
                                          2011   3.377    3.677    5,767,786
                                          2010   3.274    3.377    6,176,311
                                          2009   3.430    3.274    6,933,085
                                          2008   3.150    3.430    7,504,411
                                          2007   2.950    3.150    4,473,833
                                          2006   2.886    2.950    4,116,952
     Growth Fund (Division 78)            2015   1.720    1.759   84,823,150
                                          2014   1.566    1.720   92,211,430
                                          2013   1.204    1.566  101,783,455
                                          2012   1.056    1.204  113,100,856
                                          2011   1.071    1.056  119,892,004
                                          2010   0.913    1.071  128,731,317
                                          2009   0.674    0.913  135,951,401
                                          2008   1.126    0.674  140,357,001
                                          2007   0.938    1.126  156,938,148
                                          2006   0.913    0.938  182,212,881
     Growth & Income Fund (Division 16)   2015   3.645    3.613    5,404,257
                                          2014   3.219    3.645    5,453,330
                                          2013   2.446    3.219    5,533,649
                                          2012   2.175    2.446    5,583,790
                                          2011   2.293    2.175    6,162,402
                                          2010   2.058    2.293    6,362,314
                                          2009   1.703    2.058    6,209,783
                                          2008   2.715    1.703    6,157,735
                                          2007   2.557    2.715    6,328,894
                                          2006   2.234    2.557    6,505,783
     Health Sciences Fund (Division 73)   2015   4.198    4.691   33,138,867
                                          2014   3.216    4.198   31,849,086
                                          2013   2.147    3.216   30,959,994
                                          2012   1.643    2.147   29,124,619
                                          2011   1.499    1.643   27,174,951
                                          2010   1.305    1.499   26,728,588
                                          2009   1.000    1.305   27,359,821
                                          2008   1.432    1.000   26,863,873
                                          2007   1.228    1.432   26,116,352
                                          2006   1.141    1.228   24,084,413
     Inflation Protected Fund
      (Division 77)                       2015   1.325    1.275   37,973,525
                                          2014   1.297    1.325   41,623,703
                                          2013   1.405    1.297   41,180,429
                                          2012   1.311    1.405   35,720,669
                                          2011   1.200    1.311   33,786,493
                                          2010   1.109    1.200   31,215,988
                                          2009   1.020    1.109   28,157,455
                                          2008   1.086    1.020   20,725,276
                                          2007   1.015    1.086    1,568,920
                                          2006   1.019    1.015    1,032,927
     International Equities Fund
      (Division 11)                       2015   1.921    1.887   62,229,553
                                          2014   2.048    1.921   68,354,407
                                          2013   1.735    2.048   77,093,753
                                          2012   1.495    1.735   94,381,661
                                          2011   1.734    1.495  105,632,807
                                          2010   1.611    1.734   96,504,216
                                          2009   1.253    1.611  102,283,340
                                          2008   2.232    1.253   99,483,288
                                          2007   2.069    2.232   74,223,737
                                          2006   1.695    2.069   64,365,451


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     International Government Bond Fund
      (Division 13)                       2015   3.173    3.043   6,200,497
                                          2014   3.155    3.173   7,655,634
                                          2013   3.369    3.155   8,334,637
                                          2012   3.126    3.369   9,461,756
                                          2011   3.016    3.126  10,632,126
                                          2010   2.812    3.016  11,503,586
                                          2009   2.541    2.812  10,819,217
                                          2008   2.576    2.541  10,812,062
                                          2007   2.426    2.576   8,847,496
                                          2006   2.265    2.426   8,438,812
     International Growth Fund
      (Division 20)                       2015   2.879    2.842  54,107,463
                                          2014   3.006    2.879  61,702,352
                                          2013   2.510    3.006  67,638,921
                                          2012   2.105    2.510  84,008,080
                                          2011   2.353    2.105  82,221,742
                                          2010   2.106    2.353  91,816,115
                                          2009   1.569    2.106  86,628,894
                                          2008   2.726    1.569  77,628,544
                                          2007   2.396    2.726  62,755,171
                                          2006   1.911    2.396  53,390,070
     Large Cap Core Fund (Division 76)    2015   2.198    2.247  13,459,630
                                          2014   1.956    2.198  17,831,979
                                          2013   1.450    1.956  24,579,178
                                          2012   1.231    1.450  29,201,021
                                          2011   1.254    1.231  35,611,504
                                          2010   1.083    1.254  40,907,059
                                          2009   0.789    1.083  27,520,870
                                          2008   1.179    0.789  29,714,624
                                          2007   1.100    1.179   7,981,210
                                          2006   0.998    1.100  10,782,371
     Large Capital Growth Fund
      (Division 79)                       2015   1.738    1.724  41,672,564
                                          2014   1.572    1.738  45,847,731
                                          2013   1.204    1.572  50,049,687
                                          2012   1.080    1.204  55,597,210
                                          2011   1.160    1.080  62,767,308
                                          2010   1.012    1.160  67,951,552
                                          2009   0.778    1.012  74,628,729
                                          2008   1.276    0.778  76,395,739
                                          2007   1.117    1.276  86,700,537
                                          2006   1.025    1.117  96,979,118
     Mid Cap Index Fund (Division 4)      2015  19.821   19.172  28,332,101
                                          2014  18.262   19.821  30,799,266
                                          2013  13.829   18.262  32,952,897
                                          2012  11.862   13.829  38,090,098
                                          2011  12.202   11.862  39,921,504
                                          2010   9.742   12.202  43,005,635
                                          2009   7.102    9.742  38,606,775
                                          2008  11.344    7.102  37,372,986
                                          2007  10.624   11.344  45,491,146
                                          2006   9.738   10.624  39,718,568
     Mid Cap Strategic Growth Fund
      (Division 83)                       2015   2.037    1.967  24,461,549
                                          2014   1.989    2.037  29,305,737
                                          2013   1.446    1.989  33,531,986
                                          2012   1.335    1.446  32,918,150
                                          2011   1.443    1.335  37,897,861
                                          2010   1.153    1.443  41,566,403
                                          2009   0.790    1.153  42,720,011
                                          2008   1.534    0.790  41,439,895
                                          2007   1.192    1.534  43,577,178
                                          2006   1.151    1.192  44,706,601

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     Money Market I Fund (Division 6)     2015   2.145    2.128  30,958,771
                                          2014   2.162    2.145  30,858,968
                                          2013   2.180    2.162  32,170,825
                                          2012   2.197    2.180  34,180,357
                                          2011   2.214    2.197  37,244,115
                                          2010   2.232    2.214  37,036,338
                                          2009   2.243    2.232  38,529,468
                                          2008   2.211    2.243  41,978,622
                                          2007   2.129    2.211  39,301,696
                                          2006   2.052    2.129  33,924,139
     Nasdaq-100(R) Index Fund
      (Division 46)                       2015   1.184    1.282  38,870,638
                                          2014   1.005    1.184  37,415,804
                                          2013   0.774    1.005  35,643,374
                                          2012   0.636    0.744  37,994,816
                                          2011   0.623    0.636  35,029,223
                                          2010   0.524    0.623  33,740,780
                                          2009   0.340    0.524  34,980,305
                                          2008   0.595    0.340  26,571,733
                                          2007   0.506    0.595  27,194,567
                                          2006   0.478    0.506  23,231,663
     Science & Technology Fund
      (Division 17)                       2015   4.895    5.239  36,518,634
                                          2014   4.312    4.895  39,788,903
                                          2013   3.051    4.312  42,428,951
                                          2012   2.742    3.051  47,382,674
                                          2011   2.941    2.742  51,309,375
                                          2010   2.428    2.941  54,133,425
                                          2009   1.479    2.428  56,751,172
                                          2008   2.760    1.479  55,172,289
                                          2007   2.364    2.760  59,564,326
                                          2006   2.251    2.364  64,380,758
     Small Cap Aggressive Growth Fund
      (Division 86)                       2015   2.163    2.178  11,174,981
                                          2014   1.984    2.163  10,982,485
                                          2013   1.336    1.984  12,402,452
                                          2012   1.170    1.336  12,428,185
                                          2011   1.314    1.170  13,844,351
                                          2010   1.036    1.314  15,632,515
                                          2009   0.682    1.036  14,759,096
                                          2008   1.157    0.682  11,819,048
                                          2007   1.019    1.157  11,262,606
                                          2006   1.004    1.019   9,552,046
     Small Cap Fund (Division 18)         2015   4.789    4.524  11,200,480
                                          2014   4.642    4.789  13,085,549
                                          2013   3.332    4.642  14,333,305
                                          2012   2.899    3.332  17,007,958
                                          2011   2.945    2.899  18,852,093
                                          2010   2.291    2.945  17,940,866
                                          2009   1.799    2.291  18,691,230
                                          2008   2.759    1.799  18,545,437
                                          2007   2.965    2.759  20,439,938
                                          2006   2.757    2.965  21,763,492
     Small Cap Index Fund (Division 14)   2015   6.332    6.000  27,591,567
                                          2014   6.093    6.332  31,637,190
                                          2013   4.430    6.093  36,022,731
                                          2012   3.848    4.430  41,005,080
                                          2011   4.053    3.848  45,696,404
                                          2010   3.229    4.053  48,126,185
                                          2009   2.538    3.229  53,415,617
                                          2008   3.905    2.538  51,046,581
                                          2007   4.012    3.905  49,243,569
                                          2006   3.426    4.012  44,380,293


                                                                   NUMBER OF
                                                  UNIT     UNIT      UNITS
                                                VALUE AT   VALUE  OUTSTANDING
                                                BEGINNING AT END   AT END OF
   FUND NAME                               YEAR  OF YEAR  OF YEAR    YEAR
   ---------                               ---- --------- ------- -----------
     Small Cap Special Values Fund
      (Division 84)                        2015   1.634    1.553   29,684,815
                                           2014   1.540    1.634   34,359,721
                                           2013   1.117    1.540   40,586,198
                                           2012   0.983    1.117   43,588,455
                                           2011   1.043    0.983   49,791,875
                                           2010   0.865    1.043   46,636,396
                                           2009   0.663    0.865   48,348,174
                                           2008   1.036    0.663   48,100,392
                                           2007   1.161    1.036   57,828,742
                                           2006   1.045    1.161   60,603,093
     Small-Mid Growth Fund (Division 85)   2015   1.649    1.625   16,195,708
                                           2014   1.496    1.649   18,281,914
                                           2013   1.119    1.496   19,836,932
                                           2012   1.011    1.119   21,533,958
                                           2011   1.066    1.011   24,151,885
                                           2010   0.851    1.066   25,389,324
                                           2009   0.609    0.851   26,519,296
                                           2008   1.018    0.609   25,613,348
                                           2007   1.056    1.018   29,079,281
                                           2006   1.016    1.056   32,825,521
     Stock Index Fund (Division 10)        2015   9.168    9.190   67,045,867
                                           2014   8.158    9.168   74,941,838
                                           2013   6.234    8.158   85,677,333
                                           2012   5.437    6.234   92,150,571
                                           2011   5.383    5.437   99,347,937
                                           2010   4.731    5.383  106,396,401
                                           2009   3.780    4.731  111,145,188
                                           2008   6.068    3.780   93,757,719
                                           2007   5.819    6.068  122,250,822
                                           2006   5.082    5.819  117,621,590
     Value Fund (Division 74)              2015   2.067    1.985    9,799,930
                                           2014   1.870    2.067   10,934,130
                                           2013   1.438    1.870   12,024,133
                                           2012   1.239    1.438   13,755,866
                                           2011   1.278    1.239   25,044,590
                                           2010   1.122    1.278   26,658,040
                                           2009   0.848    1.122   49,493,853
                                           2008   1.477    0.848   75,795,741
                                           2007   1.401    1.477    9,868,917
                                           2006   1.214    1.401    8,626,115
   VALIC COMPANY II
     Aggressive Growth Lifestyle Fund
      (Division 48)                        2015   2.861    2.820   26,480,502
                                           2014   2.759    2.861   25,984,675
                                           2013   2.274    2.759   24,114,671
                                           2012   1.985    2.274   22,876,613
                                           2011   1.999    1.985   17,666,931
                                           2010   1.734    1.999   11,724,872
                                           2009   1.350    1.734   10,423,599
                                           2008   2.025    1.350    8,808,632
                                           2007   1.854    2.025    7,006,792
                                           2006   1.635    1.854    5,141,753
     Capital Appreciation Fund
      (Division 39)                        2015   1.687    1.775    3,900,077
                                           2014   1.562    1.687    4,607,486
                                           2013   1.154    1.562    4,975,017
                                           2012   0.984    1.154    5,670,425
                                           2011   1.009    0.984    5,861,490
                                           2010   0.887    1.009    6,782,811
                                           2009   0.674    0.887    6,938,458
                                           2008   1.214    0.674    6,446,024
                                           2007   1.018    1.214    4,197,252
                                           2006   0.969    1.018    1,566,885

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     Conservative Growth Lifestyle Fund
      (Division 50)                       2015   2.720    2.669  11,995,677
                                          2014   2.639    2.720  12,201,020
                                          2013   2.426    2.639  11,996,925
                                          2012   2.181    2.426  10,075,821
                                          2011   2.120    2.181  12,981,590
                                          2010   1.879    2.120  10,541,653
                                          2009   1.563    1.879   8,730,081
                                          2008   1.924    1.563   7,340,616
                                          2007   1.806    1.924   6,316,431
                                          2006   1.656    1.806   4,589,479
     Core Bond Fund (Division 58)         2015   2.040    2.025  56,285,421
                                          2014   1.945    2.040  48,958,055
                                          2013   1.992    1.945  44,601,788
                                          2012   1.865    1.992  28,914,144
                                          2011   1.766    1.865  27,821,085
                                          2010   1.620    1.766  21,687,496
                                          2009   1.405    1.620   9,995,658
                                          2008   1.483    1.405   8,180,262
                                          2007   1.436    1.483  15,849,736
                                          2006   1.376    1.436   5,033,403
     High Yield Bond Fund (Division 60)   2015   2.573    2.465  22,728,765
                                          2014   2.516    2.573  20,201,893
                                          2013   2.405    2.516  17,431,423
                                          2012   2.126    2.405  17,095,444
                                          2011   2.047    2.126  16,213,219
                                          2010   1.813    2.047  17,154,143
                                          2009   1.271    1.813  20,415,499
                                          2008   1.860    1.271  19,488,366
                                          2007   1.843    1.860  16,222,580
                                          2006   1.650    1.843   8,923,303
     International Opportunities Fund
      (Division 33)                       2015   2.121    2.289  37,901,307
                                          2014   2.250    2.121  39,901,113
                                          2013   1.868    2.250  32,352,067
                                          2012   1.539    1.868  36,161,481
                                          2011   1.925    1.539  41,901,488
                                          2010   1.613    1.925  44,613,482
                                          2009   1.291    1.613  57,816,493
                                          2008   2.216    1.291  73,410,884
                                          2007   2.105    2.216  58,611,447
                                          2006   1.761    2.105  39,145,880
     Large Cap Value Fund (Division 40)   2015   2.863    2.768  12,514,024
                                          2014   2.600    2.863  12,457,421
                                          2013   1.931    2.600  13,798,109
                                          2012   1.661    1.931  14,666,290
                                          2011   1.746    1.661  16,738,210
                                          2010   1.515    1.746  17,449,668
                                          2009   1.382    1.515  19,825,218
                                          2008   2.196    1.382  21,736,549
                                          2007   2.143    2.196  43,706,583
                                          2006   1.817    2.143  25,530,357
     Mid Cap Growth Fund (Division 37)    2015   1.928    1.900   7,755,450
                                          2014   1.897    1.928   9,069,731
                                          2013   1.456    1.897  10,826,059
                                          2012   1.315    1.456  11,102,533
                                          2011   1.393    1.315  13,429,593
                                          2010   1.147    1.393  14,857,122
                                          2009   0.803    1.147  18,440,364
                                          2008   1.512    0.803  18,467,909
                                          2007   1.334    1.512  11,172,318
                                          2006   1.166    1.334   8,040,867


                                                                   NUMBER OF
                                                  UNIT     UNIT      UNITS
                                                VALUE AT   VALUE  OUTSTANDING
                                                BEGINNING AT END   AT END OF
   FUND NAME                               YEAR  OF YEAR  OF YEAR    YEAR
   ---------                               ---- --------- ------- -----------
     Mid Cap Value Fund (Division 38)      2015   5.465    5.358  29,973,459
                                           2014   5.149    5.465  31,054,066
                                           2013   3.852    5.149  34,604,306
                                           2012   3.181    3.852  39,740,801
                                           2011   3.507    3.181  46,427,884
                                           2010   2.885    3.507  43,359,711
                                           2009   2.121    2.885  57,728,237
                                           2008   3.479    2.121  62,370,901
                                           2007   3.403    3.479  25,654,821
                                           2006   2.931    3.403  19,629,064
     Moderate Growth Lifestyle Fund
      (Division 49)                        2015   2.923    2.880  32,714,629
                                           2014   2.819    2.923  32,610,660
                                           2013   2.431    2.819  30,398,261
                                           2012   2.150    2.431  27,927,208
                                           2011   2.135    2.150  20,461,065
                                           2010   1.869    2.135  16,247,558
                                           2009   1.490    1.869  13,538,857
                                           2008   2.030    1.490  11,142,644
                                           2007   1.874    2.030   9,172,801
                                           2006   1.698    1.874   7,057,287
     Money Market II Fund (Division 44)    2015   1.268    1.261  29,775,293
                                           2014   1.275    1.268  30,418,662
                                           2013   1.282    1.275  33,939,474
                                           2012   1.289    1.282  34,128,299
                                           2011   1.296    1.289  38,060,038
                                           2010   1.303    1.296  38,478,735
                                           2009   1.305    1.303  40,263,703
                                           2008   1.284    1.305  47,610,261
                                           2007   1.234    1.284  42,190,759
                                           2006   1.186    1.234  26,281,226
     Small Cap Growth Fund (Division 35)   2015   2.735    2.687   5,521,926
                                           2014   2.750    2.735   5,978,751
                                           2013   1.872    2.750   6,583,752
                                           2012   1.675    1.872   6,611,494
                                           2011   1.758    1.675   7,410,549
                                           2010   1.322    1.758   7,939,435
                                           2009   0.965    1.322   7,026,763
                                           2008   1.709    0.965   6,163,487
                                           2007   1.652    1.709   6,002,415
                                           2006   1.510    1.652   5,115,263
     Small Cap Value Fund (Division 36)    2015   3.751    3.487  21,123,140
                                           2014   3.574    3.751  22,960,888
                                           2013   2.638    3.574  20,182,816
                                           2012   2.305    2.638  25,083,046
                                           2011   2.513    2.305  27,927,341
                                           2010   2.009    2.513  32,622,022
                                           2009   1.626    2.009  31,932,767
                                           2008   2.327    1.626  22,439,199
                                           2007   2.515    2.327  27,144,038
                                           2006   2.129    2.515  10,774,645
     Socially Responsible Fund
      (Division 41)                        2015   2.560    2.574  48,075,504
                                           2014   2.228    2.560  42,945,823
                                           2013   1.654    2.228  30,501,810
                                           2012   1.444    1.654  37,063,897
                                           2011   1.433    1.444  54,625,364
                                           2010   1.257    1.433  64,986,935
                                           2009   0.967    1.257  49,219,242
                                           2008   1.557    0.967  55,555,891
                                           2007   1.505    1.557  99,581,896
                                           2006   1.309    1.505  44,151,626

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                   UNIT     UNIT      UNITS
                                                 VALUE AT   VALUE  OUTSTANDING
                                                 BEGINNING AT END   AT END OF
  FUND NAME                                 YEAR  OF YEAR  OF YEAR    YEAR
  ---------                                 ---- --------- ------- -----------
    Strategic Bond Fund (Division 59)       2015   2.764    2.695  35,296,785
                                            2014   2.674    2.764  37,036,796
                                            2013   2.681    2.674  37,385,284
                                            2012   2.399    2.681  39,526,003
                                            2011   2.312    2.399  37,914,456
                                            2010   2.094    2.312  34,423,137
                                            2009   1.671    2.094  31,778,845
                                            2008   1.959    1.671  28,014,096
                                            2007   1.891    1.959  26,880,177
                                            2006   1.752    1.891  18,395,330
  PUBLIC FUNDS
    American Beacon Holland Large Cap
     Growth Fund (Division 70)              2015   1.697    1.790  17,553,869
                                            2014   1.599    1.697  18,871,725
                                            2013   1.219    1.599  21,072,272
                                            2012   1.095    1.219  24,374,008
                                            2011   1.068    1.095  25,370,025
                                            2010   0.945    1.068  26,865,665
                                            2009   0.685    0.945  27,020,289
                                            2008   1.059    0.685  25,774,376
                                            2007   0.976    1.059  27,404,429
                                            2006   0.935    0.976  30,306,497
    Ariel Appreciation Fund (Division 69)   2015   3.338    3.105  22,122,463
                                            2014   3.111    3.338  25,190,447
                                            2013   2.145    3.111  26,417,074
                                            2012   1.812    2.145  27,300,814
                                            2011   1.971    1.812  28,399,622
                                            2010   1.661    1.971  29,827,419
                                            2009   1.027    1.661  29,627,334
                                            2008   1.748    1.027  28,946,608
                                            2007   1.787    1.748  32,265,610
                                            2006   1.623    1.787  33,754,062
    Ariel Fund (Division 68)                2015   3.356    3.193  33,078,981
                                            2014   3.049    3.356  37,221,506
                                            2013   2.124    3.049  40,811,178
                                            2012   1.780    2.124  42,035,543
                                            2011   2.024    1.780  47,909,726
                                            2010   1.619    2.024  49,429,131
                                            2009   0.999    1.619  50,193,804
                                            2008   1.946    0.999  45,024,988
                                            2007   1.996    1.946  48,168,727
                                            2006   1.823    1.996  50,067,793
    Invesco Balanced-Risk Commodity
     Strategy Fund (Division 102)           2015   0.710    0.588  60,454,366
                                            2014   0.849    0.710  52,554,574
                                            2013   0.994    0.849  44,531,740
                                            2012   0.967    0.994  34,289,736
                                            2011      --    0.967     151,444
    SunAmerica 2020 High Watermark
     (Division 82)                          2015   1.145    1.147   1,017,011
                                            2014   1.111    1.145   1,406,673
                                            2013   1.192    1.111   1,668,134
                                            2012   1.155    1.192   1,953,399
                                            2011   0.995    1.155   2,504,779
                                            2010   0.923    0.995   2,017,691
                                            2009   0.994    0.923   1,688,248
                                            2008   1.200    0.994   1,387,285
                                            2007   1.147    1.200   1,201,351
                                            2006   1.045    1.147     895,679
    T Rowe Price Retirement 2015 Fund
     (Division 104)                         2015      --    0.980      82,017
    T Rowe Price Retirement 2020 Fund
     (Division 105)                         2015      --    0.981     275,657
    T Rowe Price Retirement 2025 Fund
     (Division 106)                         2015      --    0.983     351,090
    T Rowe Price Retirement 2030 Fund
     (Division 107)                         2015      --    0.984     385,779


                                                                  NUMBER OF
                                                 UNIT     UNIT      UNITS
                                               VALUE AT   VALUE  OUTSTANDING
                                               BEGINNING AT END   AT END OF
   FUND NAME                              YEAR  OF YEAR  OF YEAR    YEAR
   ---------                              ---- --------- ------- -----------
     T Rowe Price Retirement 2035 Fund
      (Division 108)                      2015      --    0.986     213,447
     T Rowe Price Retirement 2040 Fund
      (Division 109)                      2015      --    0.986     172,957
     T Rowe Price Retirement 2045 Fund
      (Division 110)                      2015      --    0.986     152,302
     T Rowe Price Retirement 2050 Fund
      (Division 111)                      2015      --    0.986     103,899
     T Rowe Price Retirement 2055 Fund
      (Division 112)                      2015      --    0.986      76,310
     T Rowe Price Retirement 2060 Fund
      (Division 113)                      2015      --    0.986      39,039
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)           2015   2.035    2.011   6,517,014
                                          2014   1.923    2.035   6,659,984
                                          2013   1.782    1.923   6,497,184
                                          2012   1.649    1.782   6,821,675
                                          2011   1.638    1.649   6,396,660
                                          2010   1.489    1.638   6,598,364
                                          2009   1.286    1.489   6,609,264
                                          2008   1.614    1.286   6,110,618
                                          2007   1.525    1.614   6,042,668
                                          2006   1.393    1.525   4,499,544
     Vanguard LifeStrategy Growth Fund
      (Division 52)                       2015   2.222    2.173  12,183,919
                                          2014   2.095    2.222  12,362,478
                                          2013   1.747    2.095  12,590,424
                                          2012   1.544    1.747  12,906,656
                                          2011   1.596    1.544  13,373,358
                                          2010   1.402    1.596  12,959,475
                                          2009   1.133    1.402  12,920,282
                                          2008   1.746    1.133  12,185,285
                                          2007   1.642    1.746  12,472,587
                                          2006   1.429    1.642  10,657,941
     Vanguard LifeStrategy Moderate
      Growth Fund (Division 53)           2015   2.179    2.144  13,659,443
                                          2014   2.057    2.179  14,339,189
                                          2013   1.806    2.057  14,664,820
                                          2012   1.633    1.806  15,303,121
                                          2011   1.646    1.633  15,183,482
                                          2010   1.468    1.646  14,224,933
                                          2009   1.233    1.468  16,238,248
                                          2008   1.695    1.233  14,971,811
                                          2007   1.596    1.695  16,392,940
                                          2006   1.423    1.596  12,482,445
     Vanguard Long-Term Investment-
      Grade Fund (Division 22)            2015   3.494    3.390  11,527,141
                                          2014   2.981    3.494  12,718,245
                                          2013   3.192    2.981  13,812,149
                                          2012   2.882    3.192  16,687,698
                                          2011   2.479    2.882  17,240,348
                                          2010   2.257    2.479  17,859,422
                                          2009   2.092    2.257  17,890,493
                                          2008   2.062    2.092  17,200,551
                                          2007   2.003    2.062  21,487,990
                                          2006   1.963    2.003  22,101,376
     Vanguard Long-Term Treasury Fund
      (Division 23)                       2015   3.519    3.437  14,429,617
                                          2014   2.832    3.519  16,624,918
                                          2013   3.282    2.832  17,574,174
                                          2012   3.198    3.282  21,576,605
                                          2011   2.494    3.198  23,805,059
                                          2010   2.308    2.494  26,416,159
                                          2009   2.645    2.308  37,453,620
                                          2008   2.176    2.645  43,798,242
                                          2007   2.008    2.176  32,953,874
                                          2006   1.990    2.008  31,129,909

--------------------------------------------------------------------------------


                                                             NUMBER OF
                                            UNIT     UNIT      UNITS
                                          VALUE AT   VALUE  OUTSTANDING
                                          BEGINNING AT END   AT END OF
        FUND NAME                    YEAR  OF YEAR  OF YEAR    YEAR
        ---------                    ---- --------- ------- -----------
          Vanguard Wellington Fund
           (Division 25)             2015   4.180    4.138   77,177,871
                                     2014   3.846    4.180   81,024,093
                                     2013   3.248    3.846   84,795,382
                                     2012   2.916    3.248   94,415,954
                                     2011   2.837    2.916  108,944,504
                                     2010   2.584    2.837  121,148,721
                                     2009   2.137    2.584  101,733,150
                                     2008   2.780    2.137  100,181,566
                                     2007   2.592    2.780  105,454,217
                                     2006   2.279    2.592  105,124,832


                                                             NUMBER OF
                                            UNIT     UNIT      UNITS
                                          VALUE AT   VALUE  OUTSTANDING
                                          BEGINNING AT END   AT END OF
        FUND NAME                    YEAR  OF YEAR  OF YEAR    YEAR
        ---------                    ---- --------- ------- -----------
          Vanguard Windsor II Fund
           (Division 24)             2015   3.972    3.804   92,279,579
                                     2014   3.611    3.972   98,076,554
                                     2013   2.792    3.611  100,554,099
                                     2012   2.417    2.792  108,172,730
                                     2011   2.379    2.417  122,759,875
                                     2010   2.173    2.379  134,595,533
                                     2009   1.728    2.173  147,608,674
                                     2008   2.759    1.728  127,389,564
                                     2007   2.728    2.759  128,524,770
                                     2006   2.331    2.728  125,930,178

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter. IncomeLOCK +8 is no longer offered.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK and IncomeLOCK +8 endorsements.

TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Extension Offer...................................  D-1
            Fee Table.........................................  D-2
            IncomeLOCK Features...............................  D-2
               Investment Restrictions........................  D-2
               IncomeLOCK Components..........................  D-3
               Calculation of the Value of each Component of
                 the Benefit..................................  D-4
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-5
            Surrender of Account Value........................  D-5
            Death Benefits....................................  D-7
               Spousal Beneficiary............................  D-7
               Non-Spousal Beneficiary........................  D-7

            INCOMELOCK PLUS...................................  D-7
            Fee Tables........................................  D-7
            IncomeLOCK Plus Features..........................  D-8
               Income Credit Options..........................  D-8
               Amounts Received under IncomeLOCK Plus.........  D-8
               Investment Restrictions........................  D-9
            IncomeLOCK Plus Options........................... D-11
               Calculation of the Value of each Component of
                 the Benefit.................................. D-11
               Automatic Termination of IncomeLOCK Plus....... D-12
            Surrender of Account Value........................ D-12

            LOANS............................................. D-12


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


EXTENSION OFFER

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:



        CURRENT MAXIMUM ANNUAL FEE RATE  ANNUAL FEE RATE AFTER EXTENSION
        -------------------------------  -------------------------------
                    0.65%                             0.90%



As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

--------------------------------------------------------------------------------


FEE TABLE

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund /3/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

--------------------------------------------------------------------------------


If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions


As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
        Bond, Cash    Minimum        Short-Term Fixed Account
        and            100%          Capital Conservation Fund
        Fixed         Maximum        Core Bond Fund
        Accounts                     Government Securities Fund
                                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/11/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

                      ------------------------------------
                      Multi-Year Fixed Option - 3 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 5 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 7 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 10 years
                      ------------------------------------
                      ------------------------------------
                      SunAmerica 2020 High Watermark Fund
                      ------------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus -- Calculation of the Value of each Component of the Benefit."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2016 American International Group, Inc.

All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.40 TO 12.40                                            May 2, 2016


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 2, 2016, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                SunAmerica 2020 High Watermark Fund*
Dividend Value Fund                 International Opportunities Fund    T. Rowe Price Retirement 2015 Fund
Dynamic Allocation Fund             Large Cap Value Fund                T. Rowe Price Retirement 2020 Fund
Emerging Economies Fund             Mid Cap Growth Fund                 T. Rowe Price Retirement 2025 Fund
Foreign Value Fund                  Mid Cap Value Fund                  T. Rowe Price Retirement 2030 Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2035 Fund
Global Social Awareness Fund        Money Market II Fund                T. Rowe Price Retirement 2040 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2045 Fund
Government Securities Fund          Small Cap Value Fund                T. Rowe Price Retirement 2050 Fund
Growth Fund                         Socially Responsible Fund           T. Rowe Price Retirement 2055 Fund
Growth & Income Fund                Strategic Bond Fund                 T. Rowe Price Retirement 2060 Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Conservative Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Growth Fund
International Equities Index Fund                                       Vanguard Lifestrategy Moderate Growth Fund
International Government Bond Fund                                      Vanguard Long-Term Investment-Grade Fund
International Growth Fund                                               Vanguard Long-Term Treasury Fund
Large Cap Core Fund                                                     Vanguard Wellington Fund
Large Capital Growth Fund                                               Vanguard Windsor II Fund
Mid Cap Index Fund                                                      * closed to new investments August 31, 2012
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

OPTIONAL LIVING BENEFITS........................................  18
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  19
   IncomeLOCK Plus Options......................................  22
   Withdrawals under the Living Benefits........................  25
   Death Benefits under IncomeLOCK Plus.........................  27

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  27
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  27
   Communicating Transfer or Reallocation Instructions..........  28
   Effective Date of Transfer...................................  29
   Transfers During the Payout Period...........................  29

FEES AND CHARGES................................................  29
   Account Maintenance Charge...................................  29
   Surrender Charge.............................................  29
       Amount of Surrender Charge...............................  29
       10% Free Withdrawal......................................  30
       Exceptions to Surrender Charge...........................  30
   Premium Tax Charge...........................................  30
   Separate Account Charges.....................................  30
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  30
       Separate Account Expense Reimbursements or Credits.......  31
   Market Value Adjustment ("MVA")..............................  31
   Optional Living Benefit Fees.................................  32
   Other Charges................................................  32

PAYOUT PERIOD...................................................  32
   Fixed Payout.................................................  32
   Assumed Investment Rate......................................  33
   Variable Payout..............................................  33
   Combination Fixed and Variable Payout........................  33
   Partial Annuitization........................................  33


                                                                 PAGE
                                                                 ----
   Payout Date..................................................  33
   Payout Options...............................................  34
   Payout Information...........................................  34

SURRENDER OF ACCOUNT VALUE......................................  35
   When Surrenders Are Allowed..................................  35
   Surrender Process............................................  35
   Amount That May Be Surrendered...............................  35
   Surrender Restrictions.......................................  35
   Partial Surrenders...........................................  36
   Systematic Withdrawals.......................................  36
   Distributions Required by Federal Tax Law....................  36

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  37
       Spousal Beneficiaries....................................  37
       Beneficiaries Other Than Spouses.........................  37
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  38
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  39

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The "Free Look" Period.......................  39
   We Reserve Certain Rights....................................  40
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  41
   Types of Plans...............................................  41
   Tax Consequences in General..................................  41
   U.S. Department of Labor Fiduciary Regulation................  43

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     0.60
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.35
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.60
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              0.60
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           0.60
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               0.60
--------------------------------------------------------------------------------------------------
       SunAmerica 2020 High Watermark Fund, Class I (closed to new investments)             0.85
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      0.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   0.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          0.85
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.60
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.60
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            0.85
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            0.85
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  2.07%(7)
----------------------------------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.

 (7) The Mutual Fund with the highest operating expenses is the 2020 High Watermark Fund which was closed to new investments August 31, 2012. The Fund's adviser, SunAmerica Asset Management LLC, is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.18%. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board of Trustees of the Fund, including a majority of its independent trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.85%, investment in a Variable Account Option with the highest total expenses (2.07%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $883  $2,215  $3,208   $5,457


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $430  $1,673  $2,772   $5,457



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.35%, investment in a Variable Account Option with the lowest total expenses (0.13%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $521   $658    $775     $621


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $50    $158    $275     $621


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.85% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

--------------------------------------------------------------------------------

commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.


ADMINISTRATION OF THE CONTRACTS

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified

--------------------------------------------------------------------------------

annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.


SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS      ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------      -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management, LLC ("Janus")
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.
                                                                               and Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: RS
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco                               Sub-Adviser: Goldman Sachs
                           Advisers, Inc.                                      Capital Management, LP
                           ("Invesco"), T. Rowe                                ("Goldman Sachs")
                           Price and Bridgeway
                           Capital Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM and
                                                                               Metropolitan West Capital
 Small Cap Index Fund     Adviser: VALIC                                       Management, LLC
                          Sub-Adviser: SunAmerica

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco and MFS
                          Sub-Adviser: Templeton
                           Global Advisors Limited

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2035 Fund
                          Investments, LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2040 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2045 Fund
 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2050 Fund
                          AllianceBernstein L.P.
                          and SunAmerica
 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2055 Fund
 SunAmerica 2020 High     Adviser: SunAmerica        T. Rowe Price            Adviser: T. Rowe Price
   Watermark Fund*        Sub-Adviser: Trajectory      Retirement 2060 Fund
                          Asset Management LLC
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Adviser: JPMIM                                  Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge

--------
* closed to new investments

The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

--------------------------------------------------------------------------------


If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

--------------------------------------------------------------------------------


The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.


If you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit, you have the opportunity to extend the MAV Evaluation Period. See "Appendix D" for details of the extension offer.


An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

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INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income
Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

--------------------------------------------------------------------------------


INVESTMENT GROUP             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT                  30%-Minimum                        0%-Minimum                         0%-Minimum
RESTRICTIONS               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
OPTIONS           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
AND/OR            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
FIXED ACCOUNTS    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Securities Fund        Blue Chip Growth Fund               Health Sciences Fund
                  Inflation Protected Fund          Broad Cap Value Income Fund         International Opportunities Fund
                  International Government          Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                    Bond Fund                       Conservative Growth Lifestyle Fund    Strategy Fund
                  Money Market I Fund               Core Equity Fund                    Mid Cap Growth Fund
                  Money Market II Fund              Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

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Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued

--------------------------------------------------------------------------------

prior to February 25, 2013. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

--------------------------------------------------------------------------------


  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to February 25, 2013.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

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Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

--------------------------------------------------------------------------------


Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

WITHDRAWALS UNDER THE LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess

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Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

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If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

DEATH BENEFITS UNDER INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits."

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

--------------------------------------------------------------------------------


  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

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EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

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10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.35% to 0.85% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

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  .   The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

--------------------------------------------------------------------------------

from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

IncomeLOCK Plus

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

32

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  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

                                                                             33

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  .   In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

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


SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.


VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.


SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

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Under the LOUISIANA OPTIONAL RETIREMENT PLAN, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS


You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.


The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required.

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Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

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INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

Important Note about Death Benefit Payable in Florida. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross

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Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount.
The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.


CANCELLATION -- THE "FREE LOOK" PERIOD


The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of

--------------------------------------------------------------------------------

the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders

--------------------------------------------------------------------------------

during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a goodfaith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it

--------------------------------------------------------------------------------



remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION

On April 8, 2016 the United States Department of Labor published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The initial compliance date for portions of the new regulation is April 10, 2017, while compliance with other portions of the regulation and guidance is required by January 1, 2018.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 29, 2016, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2015 8.484   8.395       40,666
                                             2014 8.101   8.484       44,784
                                             2013 7.028   8.101       33,100
                                             2012 6.239   7.028       44,724
                                             2011 6.219   6.239       35,058
                                             2010 5.461   6.219       30,163
                                             2009 4.444   5.461       33,286
                                             2008 5.740   4.444       43,079
                                             2007 5.432   5.740       51,018
                                             2006 4.890   5.432       41,299
    Blue Chip Growth Fund (Division 72)      2015 1.804   1.991    1,864,727
                                             2014 1.663   1.804    1,672,004
                                             2013 1.185   1.663    1,793,342
                                             2012 1.009   1.185    1,756,039
                                             2011 1.000   1.009    1,897,960
                                             2010 0.866   1.000    1,776,518
                                             2009 0.609   0.866    7,431,040
                                             2008 1.072   0.609    6,036,349
                                             2007 0.954   1.072    2,571,034
                                             2006 0.877   0.954    1,955,883
    Broad Cap Value Income Fund
     (Division 75)                           2015 1.794   1.760      489,160
                                             2014 1.679   1.794      873,472
                                             2013 1.238   1.679      302,505
                                             2012 1.092   1.238      400,082
                                             2011 1.081   1.092      340,729
                                             2010 0.950   1.081      238,391
                                             2009 0.763   0.950      262,031
                                             2008 1.171   0.763      318,615
                                             2007 1.156   1.171      262,950
                                             2006 1.012   1.156      316,317
    Capital Conservation Fund (Division 7)   2015 4.137   4.120    1,559,864
                                             2014 3.927   4.137    1,105,834
                                             2013 4.046   3.927      342,960
                                             2012 3.838   4.046      943,773
                                             2011 3.614   3.838      413,124
                                             2010 3.372   3.614      248,567
                                             2009 3.055   3.372      289,907
                                             2008 3.169   3.055      325,510
                                             2007 3.075   3.169      422,902
                                             2006 2.960   3.075      439,627
    Core Equity Fund (Division 15)           2015 3.656   3.567      316,812
                                             2014 3.298   3.656      344,765
                                             2013 2.460   3.298      359,241
                                             2012 2.167   2.460      403,151
                                             2011 2.191   2.167      457,362
                                             2010 1.954   2.191      470,922
                                             2009 1.593   1.954      547,314
                                             2008 2.547   1.593      773,394
                                             2007 2.489   2.547    1,339,870
                                             2006 2.241   2.489    1,542,826
    Dividend Value Fund (Division 21)        2015 2.969   2.932      590,519
                                             2014 2.734   2.969      665,162
                                             2013 2.115   2.734      637,780
                                             2012 1.890   2.115    1,902,684
                                             2011 1.758   1.890    1,363,711
                                             2010 1.551   1.758      364,431
                                             2009 1.311   1.551      454,380
                                             2008 2.036   1.311      529,452
                                             2007 2.058   2.036    1,376,939
                                             2006 1.767   2.058    1,628,845


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Dynamic Allocation Fund (Division 103)   2015 1.208   1.146      574,571
                                             2014 1.166   1.208      628,529
                                             2013 0.998   1.166      583,498
                                             2012    --   0.998           --
    Emerging Economies Fund (Division 87)    2015 0.937   0.796    5,638,907
                                             2014 0.998   0.937    5,163,653
                                             2013 1.033   0.998    5,495,210
                                             2012 0.874   1.033    5,362,560
                                             2011 1.011   0.874    3,777,789
                                             2010 0.914   1.011    3,630,966
                                             2009 0.710   0.914    3,963,799
                                             2008 1.325   0.710    4,429,851
                                             2007 1.222   1.325   21,583,563
                                             2006 1.066   1.222   18,542,675
    Foreign Value Fund (Division 89)         2015 1.316   1.213    2,845,904
                                             2014 1.498   1.316    2,837,721
                                             2013 1.195   1.498    3,103,969
                                             2012 1.012   1.195    3,599,933
                                             2011 1.170   1.012    5,014,763
                                             2010 1.094   1.170    6,219,408
                                             2009 0.747   1.094    9,465,183
                                             2008 1.355   0.747   10,564,087
                                             2007 1.227   1.355   11,585,693
                                             2006 1.067   1.227   11,146,312
    Global Real Estate Fund (Division 101)   2015 1.369   1.361    1,310,082
                                             2014 1.229   1.369    1,143,332
                                             2013 1.183   1.229    1,020,894
                                             2012 0.908   1.183    1,052,469
                                             2011 0.993   0.908    1,102,048
                                             2010 0.845   0.993      903,921
                                             2009 0.645   0.845    1,346,998
                                             2008    --   0.645    1,435,798
    Global Social Awareness Fund
     (Division 12)                           2015 6.180   6.123    1,076,410
                                             2014 5.758   6.180    1,271,208
                                             2013 4.495   5.758    1,160,520
                                             2012 3.855   4.495      395,804
                                             2011 4.134   3.855      454,292
                                             2010 3.706   4.134      353,772
                                             2009 2.833   3.706      650,734
                                             2008 4.749   2.833    1,006,351
                                             2007 4.577   4.749      976,365
                                             2006 3.986   4.577      910,144
    Global Strategy Fund (Division 88)       2015 1.986   1.880    3,537,131
                                             2014 1.962   1.986    2,835,043
                                             2013 1.662   1.962    2,624,528
                                             2012 1.398   1.662    2,576,275
                                             2011 1.439   1.398    4,153,246
                                             2010 1.296   1.439    4,508,067
                                             2009 1.051   1.296    3,599,788
                                             2008 1.335   1.051    4,539,740
                                             2007 1.220   1.335    4,996,405
                                             2006 1.086   1.220    5,164,185

--------

* The 2006 data for the Broad Cap Value Income Fund, Emerging Economies Fund, Foreign Value Fund, Global Strategy Fund, Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund begins on May 30, 2006, the date these funds were added to Portfolio Director. The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this fund was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director. Each of the T. Rowe Price Retirement Funds was added to Portfolio Director December 30, 2014. Consequently, there are no Unit Values for the 1/1 periods for these Funds.

--------------------------------------------------------------------------------


                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
   Government Securities Fund (Division 8)     2015 3.988   3.996      324,809
                                               2014 3.802   3.988      569,579
                                               2013 3.993   3.802      758,000
                                               2012 3.874   3.993      166,325
                                               2011 3.550   3.874      150,347
                                               2010 3.435   3.550      181,539
                                               2009 3.592   3.435      310,411
                                               2008 3.292   3.592      294,595
                                               2007 3.076   3.292      171,495
                                               2006 3.004   3.076      122,767
   Growth Fund (Division 78)                   2015 1.752   1.795    4,012,281
                                               2014 1.592   1.752    4,392,481
                                               2013 1.221   1.592    4,674,880
                                               2012 1.069   1.221    5,626,767
                                               2011 1.082   1.069    6,055,510
                                               2010 0.921   1.082    5,992,221
                                               2009 0.679   0.921    6,668,828
                                               2008 1.131   0.679    7,512,120
                                               2007 0.940   1.131   32,052,377
                                               2006 0.914   0.940   36,312,466
   Growth & Income Fund (Division 16)          2015 3.799   3.773      162,739
                                               2014 3.349   3.799      178,136
                                               2013 2.539   3.349      145,916
                                               2012 2.254   2.539      169,871
                                               2011 2.307   2.254      220,605
                                               2010 2.124   2.370      240,301
                                               2009 1.754   2.124      261,115
                                               2008 2.790   1.754      282,364
                                               2007 2.622   2.790      293,799
                                               2006 2.287   2.622      202,754
   Health Sciences Fund (Division 73)          2015 4.319   4.836    1,740,688
                                               2014 3.302   4.319    1,519,365
                                               2013 2.200   3.302    1,350,959
                                               2012 1.680   2.200    1,324,666
                                               2011 1.530   1.680    1,526,741
                                               2010 1.329   1.530    1,395,941
                                               2009 1.017   1.329    1,979,366
                                               2008 1.453   1.017    2,086,000
                                               2007 1.243   1.453    2,526,736
                                               2006 1.153   1.243    2,507,336
   Inflation Protected Fund (Division 77)      2015 1.352   1.303    1,418,612
                                               2014 1.321   1.352    1,174,125
                                               2013 1.428   1.321    1,338,018
                                               2012 1.330   1.428    1,171,132
                                               2011 1.215   1.330      813,712
                                               2010 1.120   1.215      640,181
                                               2009 1.028   1.120    1,049,398
                                               2008 1.093   1.028      811,287
                                               2007 1.020   1.093       79,899
                                               2006 1.022   1.020       49,927
   International Equities Fund (Division 11)   2015 2.021   1.989    2,787,958
                                               2014 2.150   2.021    2,416,881
                                               2013 1.818   2.150    2,505,634
                                               2012 1.563   1.818    2,596,793
                                               2011 1.809   1.563    3,764,337
                                               2010 1.678   1.809    2,786,435
                                               2009 1.303   1.678    3,551,393
                                               2008 2.315   1.303    3,821,556
                                               2007 2.141   2.315    3,374,713
                                               2006 1.751   2.141    2,536,156
                                               2005 1.505   1.751    1,083,111
                                               2004 1.285   1.505      498,972
   International Government Bond Fund
    (Division 13)                              2015 3.324   3.194      414,885
                                               2014 3.299   3.324      420,108
                                               2013 3.516   3.299      510,076
                                               2012 3.256   3.516      629,970
                                               2011 3.135   3.256      734,816
                                               2010 2.917   3.135      867,475
                                               2009 2.630   2.917    1,088,499
                                               2008 2.661   2.630    1,549,545
                                               2007 2.501   2.661      951,630
                                               2006 2.331   2.501      414,922


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    International Growth Fund (Division 20)   2015  3.013   2.980   1,587,633
                                              2014  3.140   3.013   1,966,481
                                              2013  2.616   3.140   2,202,931
                                              2012  2.190   2.616   3,648,865
                                              2011  2.442   2.190   2,458,686
                                              2010  2.182   2.442   2,830,224
                                              2009  1.622   2.182   2,386,717
                                              2008  2.813   1.622   2,097,063
                                              2007  2.467   2.813   2,502,365
                                              2006  1.964   2.467   2,263,168
    Large Cap Core Fund (Division 76)         2015  2.239   2.293     394,038
                                              2014  1.988   2.239     437,560
                                              2013  1.470   1.988     349,652
                                              2012  1.247   1.470     241,483
                                              2011  1.267   1.247     392,182
                                              2010  1.092   1.267     810,729
                                              2009  0.794   1.092   1,876,124
                                              2008  1.184   0.794   2,670,747
                                              2007  1.102   1.184     249,630
                                              2006  0.999   1.102     297,019
    Large Capital Growth Fund (Division 79)   2015  1.773   1.763   2,306,198
                                              2014  1.601   1.773   2,475,628
                                              2013  1.224   1.601   2,723,896
                                              2012  1.095   1.224   3,144,415
                                              2011  1.174   1.095   3,477,357
                                              2010  1.022   1.174   3,809,350
                                              2009  0.784   1.022   4,633,199
                                              2008  1.284   0.784   5,003,388
                                              2007  1.122   1.284   8,183,163
                                              2006  1.028   1.122   8,924,788
    Mid Cap Index Fund (Division 4)           2015 21.143  20.492     776,918
                                              2014 19.441  21.143     829,548
                                              2013 14.693  19.441     942,710
                                              2012 12.578  14.693   1,103,439
                                              2011 12.912  12.578   1,115,927
                                              2010 10.289  12.912   1,219,712
                                              2009  7.485  10.289   1,146,174
                                              2008 11.932   7.485   1,384,721
                                              2007 11.152  11.932   3,377,619
                                              2006 10.202  11.152   3,264,013
    Mid Cap Strategic Growth Fund
     (Division 83)                            2015  2.078   2.011     627,871
                                              2014  2.025   2.078     971,636
                                              2013  1.470   2.025   1,310,458
                                              2012  1.354   1.470     964,212
                                              2011  1.461   1.354   1,185,711
                                              2010  1.165   1.461   1,415,173
                                              2009  0.797   1.165   1,610,223
                                              2008  1.544   0.797   2,291,545
                                              2007  1.197   1.544   4,561,455
                                              2006  1.154   1.197   3,498,730
    Money Market I Fund (Division 6)          2015  2.273   2.260   1,787,878
                                              2014  2.287   2.273   1,631,003
                                              2013  2.300   2.287   1,419,503
                                              2012  2.314   2.300   1,345,009
                                              2011  2.328   2.314   1,345,350
                                              2010  2.341   2.328   1,171,886
                                              2009  2.348   2.341   2,369,391
                                              2008  2.311   2.348   3,350,461
                                              2007  2.221   2.311   6,995,461
                                              2006  2.135   2.221   5,309,159
    Nasdaq-100(R) Index Fund (Division 46)    2015  1.218   1.322   1,644,036
                                              2014  1.032   1.218   1,640,343
                                              2013  0.762   1.032   1,616,259
                                              2012  0.650   0.762   1,589,314
                                              2011  0.635   0.650   1,361,782
                                              2010  0.534   0.635   1,262,462
                                              2009  0.346   0.534   1,445,415
                                              2008  0.604   0.346   1,624,668
                                              2007  0.512   0.604   2,271,567
                                              2006  0.483   0.512   2,357,989

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
   FUND NAME                                YEAR AT 1/1 AT 12/31  AT 12/31
   ---------                                ---- ------ -------- -----------
     Science & Technology Fund
      (Division 17)                         2015 5.102   5.471    1,423,246
                                            2014 4.486   5.102    1,432,444
                                            2013 3.167   4.486    1,468,763
                                            2012 2.841   3.167    1,751,366
                                            2011 3.040   2.841    1,841,311
                                            2010 2.505   3.040    1,983,913
                                            2009 1.523   2.505    2,378,150
                                            2008 2.836   1.523    2,429,103
                                            2007 2.424   2.836    9,328,934
                                            2006 2.304   2.424   10,343,844
     Small Cap Aggressive Growth Fund
      (Division 86)                         2015 2.203   2.222      534,405
                                            2014 2.016   2.203      412,100
                                            2013 1.355   2.016      438,794
                                            2012 1.184   1.355      463,067
                                            2011 1.327   1.184      562,986
                                            2010 1.045   1.327      662,730
                                            2009 0.686   1.045      827,836
                                            2008 1.162   0.686      848,671
                                            2007 1.021   1.162      762,472
                                            2006 1.005   1.021      622,639
     Small Cap Fund (Division 18)           2015 5.028   4.759      518,972
                                            2014 4.864   5.028      534,544
                                            2013 3.485   4.864      629,588
                                            2012 3.026   3.485    1,000,010
                                            2011 3.068   3.026      991,524
                                            2010 2.382   3.068      831,512
                                            2009 1.866   2.382      908,241
                                            2008 2.856   1.866    1,134,532
                                            2007 3.063   2.856    1,368,123
                                            2006 2.843   3.063    1,630,818
     Small Cap Index Fund (Division 14)     2015 6.626   6.292      740,241
                                            2014 6.363   6.626      824,921
                                            2013 4.617   6.363      895,216
                                            2012 4.003   4.617      918,468
                                            2011 4.208   4.003    1,260,659
                                            2010 3.345   4.208    1,376,227
                                            2009 2.624   3.345    1,652,916
                                            2008 4.029   2.624    1,997,123
                                            2007 4.132   4.029    4,417,329
                                            2006 3.521   4.132    4,207,324
     Small Cap Special Values Fund
      (Division 84)                         2015 1.664   1.584    2,072,603
                                            2014 1.565   1.664    1,907,958
                                            2013 1.133   1.565    2,148,856
                                            2012 0.996   1.133    3,045,310
                                            2011 1.054   0.996    1,907,684
                                            2010 0.872   1.054    1,848,622
                                            2009 0.667   0.872    2,652,417
                                            2008 1.041   0.667    2,969,120
                                            2007 1.164   1.041    3,496,149
                                            2006 1.046   1.164    4,410,166
     Small-Mid Growth Fund (Division 85)    2015 1.679   1.658      436,335
                                            2014 1.521   1.679      379,250
                                            2013 1.135   1.521      423,307
                                            2012 1.023   1.135      543,327
                                            2011 1.076   1.023      615,579
                                            2010 0.858   1.076      737,740
                                            2009 0.613   0.858      872,131
                                            2008 1.022   0.613      952,817
                                            2007 1.058   1.022    1,060,246
                                            2006 1.017   1.058    1,326,519
     Stock Index Fund (Division 10)\        2015 9.691   9.735    2,365,180
                                            2014 8.607   9.691    2,674,208
                                            2013 6.563   8.607    3,340,341
                                            2012 5.713   6.563    3,775,348
                                            2011 5.645   5.713    4,060,930
                                            2010 4.951   5.645    4,071,403
                                            2009 3.948   4.951    4,220,931
                                            2008 6.325   3.948    4,610,545
                                            2007 6.053   6.325   16,814,360
                                            2006 5.277   6.053   17,461,782


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Value Fund (Division 74)                  2015 2.122   2.042      326,081
                                              2014 1.916   2.122      280,254
                                              2013 1.470   1.916      330,219
                                              2012 1.265   1.470      397,266
                                              2011 1.302   1.265      532,650
                                              2010 1.140   1.302      649,923
                                              2009 0.859   1.140    1,877,864
                                              2008 1.495   0.859    3,076,947
                                              2007 1.415   1.495      733,730
                                              2006 1.223   1.415      630,287
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2015 2.957   2.920    1,083,550
                                              2014 2.845   2.957    1,066,781
                                              2013 2.340   2.845    1,058,543
                                              2012 2.039   2.340      965,180
                                              2011 2.049   2.039      706,136
                                              2010 1.774   2.049      632,279
                                              2009 1.378   1.774      883,698
                                              2008 2.063   1.378      993,829
                                              2007 1.885   2.063    1,066,647
                                              2006 1.660   1.885      837,701
    Capital Appreciation Fund (Division 39)   2015 1.743   1.838      490,563
                                              2014 1.611   1.743      478,592
                                              2013 1.188   1.611      509,392
                                              2012 1.011   1.188      582,617
                                              2011 1.034   1.011      702,604
                                              2010 0.901   1.034      751,394
                                              2009 0.688   0.907      892,083
                                              2008 1.237   0.688    1,027,117
                                              2007 1.035   1.237    1,100,795
                                              2006 0.983   1.035      962,418
    Conservative Growth Lifestyle Fund
     (Division 50)                            2015 2.810   2.763      808,934
                                              2014 2.721   2.810      877,774
                                              2013 2.497   2.721      842,448
                                              2012 2.240   2.497      504,647
                                              2011 2.173   2.240      443,385
                                              2010 1.922   2.173      393,141
                                              2009 1.595   1.922      579,779
                                              2008 1.960   1.595      486,048
                                              2007 1.836   1.960      428,327
                                              2006 1.681   1.836      298,050
    Core Bond Fund (Division 58)              2015 2.108   2.096      871,869
                                              2014 2.006   2.108    1,385,177
                                              2013 2.050   2.006    2,446,146
                                              2012 1.916   2.050    1,461,305
                                              2011 1.810   1.916    1,772,650
                                              2010 1.657   1.810    1,073,978
                                              2009 1.434   1.657      953,017
                                              2008 1.511   1.434      918,510
                                              2007 1.460   1.511    6,164,002
                                              2006 1.396   1.460    4,850,555
    High Yield Bond Fund (Division 60)        2015 2.659   2.553    1,298,826
                                              2014 2.594   2.659    1,069,263
                                              2013 2.475   2.594      617,257
                                              2012 2.183   2.475      724,495
                                              2011 2.099   2.183      782,417
                                              2010 1.855   2.099      808,273
                                              2009 1.297   1.855      947,155
                                              2008 1.895   1.297    1,076,268
                                              2007 1.874   1.895    1,066,929
                                              2006 1.674   1.874      886,582

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      International Opportunities Fund
       (Division 33)                        2015 2.192   2.369      493,545
                                            2014 2.320   2.192      496,597
                                            2013 1.922   2.320      593,784
                                            2012 1.581   1.922      628,609
                                            2011 1.973   1.581    1,223,659
                                            2010 1.650   1.973    1,149,825
                                            2009 1.318   1.650    2,048,462
                                            2008 2.258   1.318    2,957,259
                                            2007 2.141   2.258    3,492,588
                                            2006 1.787   2.141    2,222,958
      Large Cap Value Fund (Division 40)    2015 2.959   2.866      303,665
                                            2014 2.681   2.959      358,435
                                            2013 1.988   2.681      477,793
                                            2012 1.706   1.988      399,767
                                            2011 1.790   1.706      496,743
                                            2010 1.549   1.790      501,328
                                            2009 1.411   1.549      766,502
                                            2008 2.238   1.411      841,753
                                            2007 2.179   2.238    1,549,643
                                            2006 1.844   2.179    1,144,596
      Mid Cap Growth Fund (Division 37)     2015 1.993   1.967      452,979
                                            2014 1.956   1.993      480,124
                                            2013 1.498   1.956      598,135
                                            2012 1.351   1.498      547,864
                                            2011 1.428   1.351      714,647
                                            2010 1.173   1.428      718,594
                                            2009 0.819   1.173      869,254
                                            2008 1.540   0.819      890,588
                                            2007 1.357   1.540    1,057,318
                                            2006 1.183   1.357      691,830
      Mid Cap Value Fund (Division 38)      2015 5.646   5.547    1,620,642
                                            2014 5.309   5.646    1,476,725
                                            2013 3.964   5.309    1,356,824
                                            2012 3.267   3.964    1,140,964
                                            2011 3.594   3.267    1,592,597
                                            2010 2.951   3.594    1,627,573
                                            2009 2.165   2.951    2,978,425
                                            2008 3.545   2.165    3,365,688
                                            2007 3.460   3.545    4,547,940
                                            2006 2.974   3.460    3,901,778
      Moderate Growth Lifestyle Fund
       (Division 49)                        2015 3.021   2.981    1,445,381
                                            2014 2.907   3.021    1,357,477
                                            2013 2.502   2.907    1,171,533
                                            2012 2.208   2.502    1,049,048
                                            2011 2.188   2.208      688,705
                                            2010 1.912   2.188      630,884
                                            2009 1.512   1.912    1,072,733
                                            2008 2.068   1.521      797,578
                                            2007 1.906   2.068      776,491
                                            2006 1.723   1.906      497,142
      Money Market II Fund (Division 44)    2015 1.310   1.306    4,568,608
                                            2014 1.315   1.310    3,015,312
                                            2013 1.319   1.315    1,343,285
                                            2012 1.324   1.319      712,888
                                            2011 1.328   1.324      875,047
                                            2010 1.333   1.328      802,262
                                            2009 1.333   1.333    1,318,167
                                            2008 1.308   1.333    2,846,893
                                            2007 1.254   1.308    3,277,618
                                            2006 1.204   1.254    3,012,427
      Small Cap Growth Fund (Division 35)   2015 2.826   2.782      431,586
                                            2014 2.836   2.826      453,762
                                            2013 1.927   2.836      553,207
                                            2012 1.721   1.927      489,158
                                            2011 1.802   1.721      586,223
                                            2010 1.352   1.802      552,879
                                            2009 0.985   1.352      608,486
                                            2008 1.741   0.985      624,705
                                            2007 1.679   1.741      744,378
                                            2006 1.532   1.679      674,340


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)        2015 3.876   3.610      511,538
                                              2014 3.685   3.876      566,054
                                              2013 2.715   3.685      739,472
                                              2012 2.368   2.715      676,326
                                              2011 2.576   2.368    1,164,298
                                              2010 2.055   2.576    1,438,429
                                              2009 1.660   2.055    1,698,342
                                              2008 2.370   1.660    1,562,640
                                              2007 2.557   2.370    3,811,579
                                              2006 2.160   2.557    2,590,680
    Socially Responsible Fund (Division 41)   2015 2.645   2.665    2,191,032
                                              2014 2.298   2.645    1,551,055
                                              2013 1.703   2.298      915,518
                                              2012 1.483   1.703      395,106
                                              2011 1.469   1.483    1,395,614
                                              2010 1.286   1.469    2,351,649
                                              2009 0.987   1.286    1,742,795
                                              2008 1.586   0.987    1,567,566
                                              2007 1.531   1.586    3,591,862
                                              2006 1.329   1.531    1,757,764
    Strategic Bond Fund (Division 59)         2015 2.856   2.791    1,096,954
                                              2014 2.757   2.856    1,128,450
                                              2013 2.759   2.757    1,352,330
                                              2012 2.464   2.759    1,538,319
                                              2011 2.370   2.464    1,432,552
                                              2010 2.142   2.370    1,366,323
                                              2009 1.706   2.142    2,534,815
                                              2008 1.996   1.706    2,511,986
                                              2007 1.923   1.996    2,667,037
                                              2006 1.778   1.923    1,756,315
  PUBLIC FUNDS
    American Beacon Holland Large Cap
     Growth Fund (Division 70)                2015 1.746   1.846      171,337
                                              2014 1.642   1.746      191,939
                                              2013 1.249   1.642      208,254
                                              2012 1.120   1.249      691,950
                                              2011 1.090   1.120      442,599
                                              2010 0.962   1.090      444,600
                                              2009 0.696   0.962      878,870
                                              2008 1.074   0.696    1,494,859
                                              2007 0.988   1.074    1,367,313
                                              2006 0.945   0.988    1,599,274
    Ariel Appreciation Fund (Division 69)     2015 3.434   3.201    1,084,565
                                              2014 3.194   3.434    1,314,141
                                              2013 2.198   3.194    1,210,764
                                              2012 1.853   2.198    1,377,648
                                              2011 2.011   1.853    1,419,556
                                              2010 1.692   2.011    1,355,105
                                              2009 1.044   1.692    1,666,166
                                              2008 1.773   1.044    1,826,979
                                              2007 1.809   1.773    6,373,849
                                              2006 1.640   1.809    6,665,028
    Ariel Fund (Division 68)                  2015 3.452   3.291    1,206,658
                                              2014 3.130   3.452    1.077,647
                                              2013 2.177   3.130    1,338,839
                                              2012 1.820   2.177    1,512,472
                                              2011 2.065   1.820    1,848,911
                                              2010 1.649   2.065    1,970,796
                                              2009 1.015   1.649    2,556,717
                                              2008 1.974   1.015    2,893,051
                                              2007 2.020   1.974    9,679,539
                                              2006 1.842   2.020    9,670,021
    Invesco Balanced Risk Commodity
     Strategy Fund (Division 102)             2015 0.714   0.593    1,597,460
                                              2014 0.853   0.714    1,183,197
                                              2013 0.997   0.853    1,030,058
                                              2012 0.968   0.997      761,480
                                              2011    --   0.968       27,912

--------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      SunAmerica 2020 High Watermark
       (Division 82)                       2015 1.168   1.173        3,205
                                           2014 1.130   1.168        5,565
                                           2013 1.211   1.130       14,279
                                           2012 1.171   1.211       14,765
                                           2011 1.006   1.171       19,823
                                           2010 0.933   1.006       19,364
                                           2009 1.002   0.933        5,525
                                           2008 1.207   1.002        5,303
                                           2007 1.151   1.207        2,746
                                           2006 1.047   1.151        7,654
      T Rowe Price Retirement 2015 Fund
       (Division 104)                      2015    --   0.982           --
      T Rowe Price Retirement 2020 Fund
       (Division 105)                      2015    --   0.984        2,382
      T Rowe Price Retirement 2025 Fund
       (Division 106)                      2015    --   0.985        1,526
      T Rowe Price Retirement 2030 Fund
       (Division 107)                      2015    --   0.986        2,562
      T Rowe Price Retirement 2035 Fund
       (Division 108)                      2015    --   0.988        4,147
      T Rowe Price Retirement 2040 Fund
       (Division 109)                      2015    --   0.988          819
      T Rowe Price Retirement 2045 Fund
       (Division 110)                      2015    --   0.988        7,625
      T Rowe Price Retirement 2050 Fund
       (Division 111)                      2015    --   0.988          191
      T Rowe Price Retirement 2055 Fund
       (Division 112)                      2015    --   0.988        5,037
      T Rowe Price Retirement 2060 Fund
       (Division 113)                      2015    --   0.988           --
      Vanguard LifeStrategy Conservative
       Growth Fund (Division 54)           2015 2.103   2.081      313,112
                                           2014 1.983   2.103      352,020
                                           2013 1.833   1.983      391,622
                                           2012 1.693   1.833      401,720
                                           2011 1.678   1.693      499,684
                                           2010 1.523   1.678      566,418
                                           2009 1.312   1.523      896,140
                                           2008 1.644   1.312    1,088,132
                                           2007 1.550   1.644    1,176,728
                                           2006 1.413   1.550      960,607
      Vanguard LifeStrategy Growth Fund
       (Division 52)                       2015 2.295   2.249    1,036,548
                                           2014 2.160   2.295    1,028,843
                                           2013 1.797   2.160      977,230
                                           2012 1.585   1.797    1,130,915
                                           2011 1.636   1.585    1,301,368
                                           2010 1.434   1.636    1,469,204
                                           2009 1.157   1.434    1,801,346
                                           2008 1.779   1.157    2,001,770
                                           2007 1.669   1.779    2,031,848
                                           2006 1.450   1.669    2,180,003


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard LifeStrategy Moderate Growth
     Fund (Division 53)                      2015 2.251   2.219      982,188
                                             2014 2.120   2.251    1,041,007
                                             2013 1.859   2.120    1,132,113
                                             2012 1.677   1.859    1,330,392
                                             2011 1.687   1.677    1,344,250
                                             2010 1.502   1.687    1,462,764
                                             2009 1.259   1.502    1,948,195
                                             2008 1.727   1.259    2,390,039
                                             2007 1.623   1.727    2,917,032
                                             2006 1.444   1.623    2,815,554
    Vanguard Long-Term Investment-Grade
     Fund (Division 22)                      2015 3.739   3.635      470,692
                                             2014 3.184   3.739      439,651
                                             2013 3.402   3.184      499,691
                                             2012 3.066   3.402      689,628
                                             2011 2.632   3.066      705,168
                                             2010 2.392   2.632      753,849
                                             2009 2.212   2.392      753,426
                                             2008 2.176   2.212      899,174
                                             2007 2.110   2.176    1,270,669
                                             2006 2.063   2.110    1,451,598
    Vanguard Long-Term Treasury Fund
     (Division 23)                           2015 3.727   3.648      598,788
                                             2014 2.993   3.727      652,942
                                             2013 3.462   2.993      686,199
                                             2012 3.366   3.462      868,000
                                             2011 2.620   3.366      783,639
                                             2010 2.420   2.620      901,450
                                             2009 2.768   2.420    1,417,411
                                             2008 2.273   2.768    1,831,581
                                             2007 2.093   2.273    1,840,012
                                             2006 2.070   2.093    2,193,685
    Vanguard Wellington Fund (Division 25)   2015 4.473   4.438    4,418,094
                                             2014 4.108   4.473    4,600,811
                                             2013 3.462   4.108    4,994,649
                                             2012 3.102   3.462    5,073,363
                                             2011 3.012   3.102    5,850,044
                                             2010 2.738   3.012    5,945,169
                                             2009 2.260   2.738    5,406,833
                                             2008 2.934   2.260    6,005,134
                                             2007 2.730   2.934   19,078,304
                                             2006 2.396   2.730   17,194,121
    Vanguard Windsor II Fund (Division 24)   2015 4.213   4.043    3,247,475
                                             2014 3.823   4.213    3,215,514
                                             2013 2.950   3.823    3,403,522
                                             2012 2.549   2.950    3,639,394
                                             2011 2.503   2.549    3,955,338
                                             2010 2.282   2.503    4,166,371
                                             2009 1.812   2.282    7,099,568
                                             2008 2.887   1.812    6,249,982
                                             2007 2.848   2.887   18,522,732
                                             2006 2.429   2.848   17,525,237

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter. IncomeLOCK +8 is no longer offered.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK and IncomeLOCK +8 endorsements.

TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Extension Offer...................................  D-1
            Fee Table.........................................  D-2
            IncomeLOCK Features...............................  D-2
               Investment Restrictions........................  D-2
               IncomeLOCK Components..........................  D-3
               Calculation of the Value of each Component of
                 the Benefit..................................  D-4
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-5
            Surrender of Account Value........................  D-5
            Death Benefits....................................  D-7
               Spousal Beneficiary............................  D-7
               Non-Spousal Beneficiary........................  D-7

            INCOMELOCK PLUS...................................  D-7
            Fee Tables........................................  D-7
            IncomeLOCK Plus Features..........................  D-8
               Income Credit Options..........................  D-8
               Amounts Received under IncomeLOCK Plus.........  D-8
               Investment Restrictions........................  D-9
            IncomeLOCK Plus Options........................... D-11
               Calculation of the Value of each Component of
                 the Benefit.................................. D-11
               Automatic Termination of IncomeLOCK Plus....... D-12
            Surrender of Account Value........................ D-12

            LOANS............................................. D-12


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


EXTENSION OFFER

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:



        CURRENT MAXIMUM ANNUAL FEE RATE  ANNUAL FEE RATE AFTER EXTENSION
        -------------------------------  -------------------------------
                    0.65%                             0.90%



As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

--------------------------------------------------------------------------------


FEE TABLE

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund /3/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

Multi-Year Fixed Option - 3 years
------------------------------------
Multi-Year Fixed Option - 5 years
------------------------------------
Multi-Year Fixed Option - 7 years
------------------------------------
Multi-Year Fixed Option - 10 years
------------------------------------
SunAmerica 2020 High Watermark Fund
------------------------------------

Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

--------------------------------------------------------------------------------


If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions


As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
        Bond, Cash    Minimum        Short-Term Fixed Account
        and            100%          Capital Conservation Fund
        Fixed         Maximum        Core Bond Fund
        Accounts                     Government Securities Fund
                                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/11/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:

                      ------------------------------------
                      Multi-Year Fixed Option - 3 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 5 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 7 years
                      ------------------------------------
                      ------------------------------------
                      Multi-Year Fixed Option - 10 years
                      ------------------------------------
                      ------------------------------------
                      SunAmerica 2020 High Watermark Fund
                      ------------------------------------

Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus -- Calculation of the Value of each Component of the Benefit."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2016 American International Group, Inc.

All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.60 TO 12.60                                            May 2, 2016


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 2, 2016, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Holland Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    High Yield Bond Fund                T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 International Opportunities Fund    T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             Large Cap Value Fund                T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Mid Cap Growth Fund                 T. Rowe Price Retirement 2030 Fund
Foreign Value Fund                  Mid Cap Value Fund                  T. Rowe Price Retirement 2035 Fund
Global Real Estate Fund             Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2040 Fund
Global Social Awareness Fund        Money Market II Fund                T. Rowe Price Retirement 2045 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Securities Fund          Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Growth Fund                         Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth & Income Fund                Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Growth Fund
Inflation Protected Fund                                                Vanguard Lifestrategy Moderate Growth Fund
International Equities Index Fund                                       Vanguard Long-Term Investment-Grade Fund
International Government Bond Fund                                      Vanguard Long-Term Treasury Fund
International Growth Fund                                               Vanguard Wellington Fund
Large Cap Core Fund                                                     Vanguard Windsor II Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

OPTIONAL LIVING BENEFITS........................................  18
   Living Benefit Defined Terms.................................  18
   IncomeLOCK(R) Plus Features..................................  19
   IncomeLOCK Plus Options......................................  22
   Withdrawals under the Living Benefits........................  25
   Death Benefits under IncomeLOCK Plus.........................  27

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  27
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  27
   Communicating Transfer or Reallocation Instructions..........  28
   Effective Date of Transfer...................................  29
   Transfers During the Payout Period...........................  29

FEES AND CHARGES................................................  29
   Account Maintenance Charge...................................  29
   Surrender Charge.............................................  29
       Amount of Surrender Charge...............................  29
       10% Free Withdrawal......................................  30
       Exceptions to Surrender Charge...........................  30
   Premium Tax Charge...........................................  30
   Separate Account Charges.....................................  30
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  30
       Separate Account Expense Reimbursements or Credits.......  31
   Market Value Adjustment ("MVA")..............................  31
   Optional Living Benefit Fees.................................  32
   Other Charges................................................  32

PAYOUT PERIOD...................................................  32
   Fixed Payout.................................................  32
   Assumed Investment Rate......................................  33
   Variable Payout..............................................  33
   Combination Fixed and Variable Payout........................  33
   Partial Annuitization........................................  33


                                                                 PAGE
                                                                 ----
   Payout Date..................................................  33
   Payout Options...............................................  34
   Payout Information...........................................  34

SURRENDER OF ACCOUNT VALUE......................................  35
   When Surrenders Are Allowed..................................  35
   Surrender Process............................................  35
   Amount That May Be Surrendered...............................  35
   Surrender Restrictions.......................................  35
   Partial Surrenders...........................................  36
   Systematic Withdrawals.......................................  36
   Distributions Required by Federal Tax Law....................  36

EXCHANGE PRIVILEGE..............................................  36

DEATH BENEFITS..................................................  36
   The Process..................................................  36
   Beneficiary Information......................................  37
       Spousal Beneficiaries....................................  37
       Beneficiaries Other Than Spouses.........................  37
   Special Information for Individual Nonqualified Contracts....  37
   During the Purchase Period...................................  37
   Interest Guaranteed Death Benefit............................  38
   Standard Death Benefit.......................................  38
   During the Payout Period.....................................  39

OTHER CONTRACT FEATURES.........................................  39
   Changes That May Not Be Made.................................  39
   Change of Beneficiary........................................  39
   Contingent Owner.............................................  39
   Cancellation -- The "Free Look" Period.......................  39
   We Reserve Certain Rights....................................  40
   Relationship to Employer's Plan..............................  40

VOTING RIGHTS...................................................  40
   Who May Give Voting Instructions.............................  40
   Determination of Fund Shares Attributable to Your Account....  40
       During the Purchase Period...............................  40
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  40
   How Fund Shares Are Voted....................................  40

FEDERAL TAX MATTERS.............................................  41
   Types of Plans...............................................  41
   Tax Consequences in General..................................  41
   U.S. Department of Labor Fiduciary Regulation................  43

LEGAL PROCEEDINGS...............................................  43

FINANCIAL STATEMENTS............................................  43

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  43

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF
  INCOMELOCK PLUS FEE........................................... B-1

APPENDIX C -- INCOMELOCK +6 EXAMPLES............................ C-1

APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25,
  2013.......................................................... D-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, the only Living Benefit offered in this prospectus, is available for an additional fee. IncomeLOCK(R) and IncomeLOCK(R) +8 are no longer offered. See "Appendix D" for information on IncomeLOCK and IncomeLOCK +8 and on IncomeLOCK +6 endorsements issued prior to February 25, 2013.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES

Maximum Surrender Charge (1)                                    5.00%
----------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                          $75
----------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized)  0-3.5%
----------------------------------------------------------------------

 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (2)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (3)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (4)                                                     0.40
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (4)                                                    0.15
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Holland Large Cap Growth Fund, Investor Shares                       0.40
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                              0.40
--------------------------------------------------------------------------------------------------
       Ariel Fund                                                                           0.40
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, Class I                               0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      0.65
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   0.65
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          0.65
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.40
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.40
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            0.65
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            0.65
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE

 You may elect this optional Living Benefit feature as described below. The fee is calculated as a percentage of the Benefit Base.(5)

 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(6)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM MAXIMUM
----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                              0.13%  1.25%(7)
----------------------------------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (2) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (3) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (4) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (5) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "Optional Living Benefits -- IncomeLOCK Plus." See "Appendix D" if you purchased your Living Benefit prior to February 25, 2013.

 (6) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula and examples of how the fee is calculated, see "Appendix B."

                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (7) The Mutual Fund with the highest operating expenses is the VC II Small Cap Growth Fund. The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses through December 31, 2016 to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.16%. This contractual expense arrangement can be changed by approval of a majority of the Fund's Board of Trustees. See the Fund prospectus for additional information regarding the contractual expense limitation.

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes the MAXIMUM fees and expenses, including the maximum separate account charge of 0.65%, investment in a Variable Account Option with the highest total expenses (1.25%), and election of the optional IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $787  $1,847  $2,787   $4,702


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $329  $1,392  $2,328   $4,702



The second set of examples assumes the MINIMUM fees and expenses, including the minimum separate account charge of 0.15%, investment in a Variable Account Option with the lowest total expenses (0.13%), and that the IncomeLock Plus feature is not elected.


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $501   $594    $664     $372


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $30     $94    $164     $372


Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.65% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: You may elect, for an additional fee, IncomeLOCK +6, an optional Living Benefit offered in your Contract. IncomeLOCK Plus is a guaranteed minimum withdrawal benefit, and may be elected only on your original Contract issue date. If you elect IncomeLOCK +6, you may not terminate the Living Benefit until the 5th Benefit Year anniversary. The Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. See "Optional Living Benefits." See "Appendix D" if your Living Benefit was issued prior to February 25, 2013.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

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LOANS:  Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

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ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The

--------------------------------------------------------------------------------

commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments.

Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase).

In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.


ADMINISTRATION OF THE CONTRACTS

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS

Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect a Living Benefit, as described in the Investment Restrictions section of "Optional Living Benefits" below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified

--------------------------------------------------------------------------------

annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.


SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS      ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------      -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon Holland  Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Large Cap Growth Fund   Advisors, Inc.                                     Sub-Adviser: Columbia
                          Sub-Adviser: Holland                                 Management Investment
                           Capital Management LLC                              Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: Boston Company
                           Hanley, Mewhinney &                                 and Janus Capital
                           Strauss, LLC ("Barrow                               Management, LLC ("Janus")
                           Hanley")

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: The Boston                             Sub-Adviser: SunAmerica
                           Company Asset
                           Management, LLC
                           ("Boston Company")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
 Mid Cap Growth Fund      Adviser: VALIC                                       ("Allianz")
                          Sub-Adviser: Wells
                           Capital Management
                           Incorporated ("Wells
                           Capital")

 Mid Cap Index Fund       Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Advisers: Robeco
                                                                               Investment Management, Inc.
                                                                               and Wellington Management

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Special        Adviser: VALIC
                          Investments, LLC             Values Fund            Sub-Advisers: Wells Capital

 Small Cap Aggressive     Adviser: VALIC
   Growth Fund            Sub-Adviser: RS
                           Investment Management
                           Co. LLC

 Small Cap Fund           Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Advisers: Invesco                               Sub-Adviser: Goldman Sachs
                           Advisers, Inc.                                      Capital Management, LP
                           ("Invesco"), T. Rowe                                ("Goldman Sachs")
                           Price and Bridgeway
                           Capital Management, LLC

 Small Cap Growth Fund    Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Adviser: JPMIM                                  Sub-Advisers: JPMIM and
                                                                               Metropolitan West Capital
 Small Cap Index Fund     Adviser: VALIC                                       Management, LLC
                          Sub-Adviser: SunAmerica

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Advisers: American Century,
                          Adviser: VALIC                                       Invesco and MFS
                          Sub-Adviser: Templeton
                           Global Advisors Limited

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           and Goldman Sachs           Fund
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments, LLC
                          ("PineBridge")

 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund

 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2035 Fund

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Money Market I Fund      Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Money Market II Fund     Adviser: VALIC
                          Sub-Adviser: PineBridge                             Sub-Adviser: SunAmerica

 Government Securities    Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   Fund                   Sub-Adviser: JPMIM                                  Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge



The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

--------------------------------------------------------------------------------


If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

--------------------------------------------------------------------------------


The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------


You may elect, for an additional fee, the IncomeLOCK Plus Living Benefit, which is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you purchased a Living Benefit prior to February 25, 2013, see "Appendix D" for a description of your Living Benefit.


If you purchased a Contract between May 1, 2006    and July 5, 2010    and you
elected the IncomeLOCK living benefit, you have the opportunity to extend the MAV Evaluation Period. See "Appendix D" for details of the extension offer.


An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issue the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

--------------------------------------------------------------------------------


INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you have elected IncomeLOCK +6 prior to February 25, 2013 or elected IncomeLOCK +8, see "Appendix D" for more information.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this prospectus for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section below).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

If you purchased your Living Benefit prior to February 25, 2013, see "Appendix D" for more information regarding your investment restrictions.

--------------------------------------------------------------------------------


INVESTMENT GROUP             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT                  30%-Minimum                        0%-Minimum                         0%-Minimum
RESTRICTIONS               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
OPTIONS           Short-Term Fixed Account          American Beacon Holland             Ariel Fund
AND/OR            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
FIXED ACCOUNTS    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Securities Fund        Blue Chip Growth Fund               Health Sciences Fund
                  Inflation Protected Fund          Broad Cap Value Income Fund         International Opportunities Fund
                  International Government          Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                    Bond Fund                       Conservative Growth Lifestyle Fund    Strategy Fund
                  Money Market I Fund               Core Equity Fund                    Mid Cap Growth Fund
                  Money Market II Fund              Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

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Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. IncomeLOCK is no longer offered with the Contract. See "Appendix D" for information on IncomeLOCK and on IncomeLOCK Plus endorsements issued

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prior to February 25, 2013. In addition, effective December 26, 2012,
IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

LIVING BENEFITS MAY NOT BE APPROPRIATE FOR USE WITH CONTRIBUTORY QUALIFIED PLANS (401(K), 403(B), 457) OR IRAS (TRADITIONAL OR ROTH IRAS AND SEPS) IF YOU PLAN TO MAKE ONGOING CONTRIBUTIONS. THIS IS BECAUSE THE LIVING BENEFITS GUARANTEE THAT ONLY CERTAIN PURCHASE PAYMENTS ARE INCLUDED IN THE BENEFIT BASE.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you elected IncomeLOCK Plus prior to February 25, 2013, see "Appendix D" for additional information.

See "Appendix C -- IncomeLOCK +6 Examples" for examples demonstrating the operation of IncomeLOCK +6.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

--------------------------------------------------------------------------------


  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. See "Appendix D" if you purchased IncomeLOCK +6 prior to February 25, 2013.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

--------------------------------------------------------------------------------


Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" below.

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Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

WITHDRAWALS UNDER THE LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess

--------------------------------------------------------------------------------

Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

--------------------------------------------------------------------------------


If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

DEATH BENEFITS UNDER INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account
Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits."

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

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  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

28

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EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------


By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK Plus

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

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10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.15% to 0.65% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

--------------------------------------------------------------------------------


  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently

--------------------------------------------------------------------------------

from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OPTIONAL LIVING BENEFIT FEES

The fee applicable to each Living Benefit is described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

IncomeLOCK Plus

The IncomeLOCK Plus fees will be assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables." For the formula and examples of how the fee is calculated, see "Appendix B."

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

--------------------------------------------------------------------------------


  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

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  .   In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.

4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------


WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.


VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option), subject to applicable surrender charges.


SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

--------------------------------------------------------------------------------


Under the LOUISIANA OPTIONAL RETIREMENT PLAN, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS


You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.


The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required.

--------------------------------------------------------------------------------

Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payment.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

--------------------------------------------------------------------------------


INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments invested in Fixed Account
             Option
         -   (MINUS)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
            OR
            100% of Purchase Payments invested in Variable
            Account Options
        -   (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
        +   (PLUS)
            Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate. See "Death Benefit Endorsement and Amendatory Endorsement" under the heading "Standard Death Benefit" below.

Important Note about Death Benefit Payable in New York: The interest guaranteed death benefit is not available in New York. In New York, only the standard death benefit is available.

Important Note about Death Benefit Payable in Florida. The interest guaranteed death benefit was not available in Florida for Contracts issued prior to March 5, 2012. For Contracts issued on or after March 5, 2012, the interest guaranteed death benefit is available on individual nonqualified Contracts, Roth IRAs or IRAs (issued outside of an employer-sponsored retirement plan) if death occurs prior to age 70; the standard death benefit is payable if death occurs on or after age 70. For Contracts issued in connection with an employer-sponsored retirement plan, only the standard death benefit is payable.

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement and Amendatory Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross

--------------------------------------------------------------------------------

Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York. See the Death Benefit Endorsement or Amendatory Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.


CANCELLATION -- THE "FREE LOOK" PERIOD


The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of

--------------------------------------------------------------------------------

the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic

--------------------------------------------------------------------------------

payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the understanding of VALIC confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.


In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.


The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained

--------------------------------------------------------------------------------


under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.

U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION

On April 8, 2016 the United States Department of Labor published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The initial compliance date for portions of the new regulation is April 10, 2017, while compliance with other portions of the regulation and guidance is required by January 1, 2018.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 29, 2016, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  22
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

The Selected Purchase Unit Data is shown for the period beginning May 1, 2008, the first date these Contracts became available.*


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2015 1.452   1.439           --
                                             2014 1.383   1.452           --
                                             2013 1.198   1.383           --
                                             2012 1.061   1.198           --
                                             2011 1.056   1.061           --
                                             2010 0.925   1.056           --
                                             2009 0.751   0.925           --
                                             2008    --   0.751           --
    Blue Chip Growth Fund (Division 72)      2015 1.626   1.798           --
                                             2014 1.496   1.626           --
                                             2013 1.064   1.496           --
                                             2012 0.904   1.064           --
                                             2011 0.895   0.904           --
                                             2010 0.773   0.895           --
                                             2009 0.542   0.773           --
                                             2008    --   0.542           --
    Broad Cap Value Income Fund
     (Division 75)                           2015 1.483   1.457           --
                                             2014 1.384   1.483           --
                                             2013 1.018   1.384           --
                                             2012 0.897   1.018           --
                                             2011 0.886   0.897           --
                                             2010 0.777   0.886           --
                                             2009 0.623   0.777           --
                                             2008    --   0.623           --
    Capital Conservation Fund (Division 7)   2015 1.329   1.327           --
                                             2014 1.259   1.329           --
                                             2013 1.295   1.259           --
                                             2012 1.226   1.295           --
                                             2011 1.152   1.226           --
                                             2010 1.073   1.152           --
                                             2009 0.970   1.073           --
                                             2008    --   0.970           --
    Core Equity Fund (Division 15)           2015 1.387   1.356      316,087
                                             2014 1.249   1.387      326,215
                                             2013 0.930   1.249      445,827
                                             2012 0.817   0.930      488,713
                                             2011 0.825   0.817      550,266
                                             2010 0.734   0.825      586,748
                                             2009 0.597   0.734      709,533
                                             2008    --   0.597      817,797
    Dividend Value Fund (Division 21)        2015 1.383   1.368      403,968
                                             2014 1.271   1.383      428,835
                                             2013 0.981   1.271      425,988
                                             2012 0.875   0.981      470,248
                                             2011 0.812   0.875      617,340
                                             2010 0.715   0.812      762,496
                                             2009 0.603   0.715      908,126
                                             2008    --   0.603    1,099,268
    Dynamic Allocation Fund (Division 103)   2015 1.213   1.153           --
                                             2014 1.168   1.213           --
                                             2013 0.998   1.168           --
                                             2012    --   0.998           --


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Emerging Economies Fund (Division 87)     2015 0.657   0.560   26,987,885
                                              2014 0.699   0.657   25,959,253
                                              2013 0.772   0.699   26,065,754
                                              2012 0.609   0.722   25,273,647
                                              2011 0.703   0.609   25,013,285
                                              2010 0.635   0.703   24,524,804
                                              2009 0.492   0.635   23,647,904
                                              2008    --   0.492   22,859,470
    Foreign Value Fund (Division 89)          2015 0.941   0.869      667,073
                                              2014 1.070   0.941      712,417
                                              2013 0.851   1.070      754,329
                                              2012 0.719   0.851      800,656
                                              2011 0.830   0.719      856,633
                                              2010 0.775   0.830      937,116
                                              2009 0.528   0.775    1,184,874
                                              2008    --   0.528    1,488,257
    Global Real Estate Fund (Division 101)    2015 1.388   1.383           --
                                              2014 1.243   1.388           --
                                              2013 1.194   1.243           --
                                              2012 0.915   1.194           --
                                              2011 0.999   0.915           --
                                              2010 0.848   0.999           --
                                              2009 0.646   0.848           --
                                              2008    --   0.646           --
    Global Social Awareness Fund
     (Division 12)                            2015 1.230   1.222      594,132
                                              2014 1.144   1.230      639,398
                                              2013 0.891   1.144      683,533
                                              2012 0.763   0.891      761,636
                                              2011 0.816   0.763      901,405
                                              2010 0.730   0.816    1,011,682
                                              2009 0.557   0.730    1,299,409
                                              2008    --   0.557    1,541,696
    Global Strategy Fund (Division 88)        2015 1.450   1.376           --
                                              2014 1.430   1.450           --
                                              2013 1.208   1.430           --
                                              2012 1.015   1.208           --
                                              2011 1.042   1.015           --
                                              2010 0.937   1.042           --
                                              2009 0.758   0.937           --
                                              2008    --   0.758           --
    Government Securities Fund (Division 8)   2015 1.263   1.268           --
                                              2014 1.201   1.263           --
                                              2013 1.259   1.201           --
                                              2012 1.219   1.259           --
                                              2011 1.115   1.219           --
                                              2010 1.077   1.115           --
                                              2009 1.124   1.077           --
                                              2008    --   1.124           --
    Growth Fund (Division 78)                 2015 1.543   1.584   16,153,678
                                              2014 1.399   1.543   16,691,462
                                              2013 1.071   1.399   17,558,015
                                              2012 0.936   1.071   17,904,493
                                              2011 0.946   0.936   18,313,511
                                              2010 0.803   0.946   19,499,692
                                              2009 0.591   0.803   20,716,029
                                              2008    --   0.591   22,601,274


--------

* The 2011 Selected Purchase Unit Data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this fund was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this fund was added to Portfolio Director. Each of the T. Rowe Price Retirement Funds was added to Portfolio Director December 30, 2014. Consequently, there are no Unit Values for the 1/1 periods for these Funds.

--------------------------------------------------------------------------------


                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
   Growth & Income Fund (Division 16)          2015 1.316   1.309           --
                                               2014 1.158   1.316           --
                                               2013 0.876   1.158           --
                                               2012 0.776   0.876           --
                                               2011 0.814   0.776           --
                                               2010 0.728   0.814           --
                                               2009 0.600   0.728           --
                                               2008    --   0.600           --
   Health Sciences Fund (Division 73)          2015 2.989   3.354           --
                                               2014 2.281   2.989           --
                                               2013 1.516   2.281           --
                                               2012 1.156   1.516           --
                                               2011 1.050   1.156           --
                                               2010 0.911   1.050           --
                                               2009 0.695   0.911           --
                                               2008    --   0.695           --
   Inflation Protected Fund (Division 77)      2015 1.288   1.244           --
                                               2014 1.256   1.288           --
                                               2013 1.356   1.256           --
                                               2012 1.260   1.356           --
                                               2011 1.149   1.260           --
                                               2010 1.057   1.149           --
                                               2009 0.968   1.057           --
                                               2008    --   0.968           --
   International Equities Fund (Division 11)   2015 0.826   0.814           --
                                               2014 0.877   0.826           --
                                               2013 0.740   0.877           --
                                               2012 0.635   0.740           --
                                               2011 0.733   0.635           --
                                               2010 0.679   0.733           --
                                               2009 0.526   0.679           --
                                               2008    --   0.526           --
   International Government Bond Fund
    (Division 13)                              2015 1.270   1.223       26,178
                                               2014 1.258   1.270       39,131
                                               2013 1.339   1.258       45,158
                                               2012 1.237   1.339       45,911
                                               2011 1.189   1.237       47,868
                                               2010 1.104   1.189       48,471
                                               2009 0.993   1.104       65,909
                                               2008    --   0.993       71,333
   International Growth Fund (Division 20)     2015 1.020   1.011           --
                                               2014 1.060   1.020           --
                                               2013 0.882   1.060           --
                                               2012 0.737   0.882           --
                                               2011 0.820   0.737           --
                                               2010 0.731   0.820           --
                                               2009 0.542   0.731           --
                                               2008    --   0.542           --
   Large Cap Core Fund (Division 76)           2015 1.812   1.860           --
                                               2014 1.606   1.812           --
                                               2013 1.185   1.606           --
                                               2012 1.003   1.185           --
                                               2011 1.018   1.003           --
                                               2010 0.875   1.018           --
                                               2009 0.635   0.875           --
                                               2008    --   0.635           --
   Large Capital Growth Fund (Division 79)     2015 1.357   1.352    3,429,459
                                               2014 1.223   1.357    3,356,025
                                               2013 0.933   1.223    3,438,655
                                               2012 0.833   0.933    3,315,650
                                               2011 0.891   0.833    3,275,187
                                               2010 0.775   0.891    3,102,366
                                               2009 0.593   0.775    3,227,229
                                               2008    --   0.593    3,326,475


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Mid Cap Index Fund (Division 4)          2015 1.701   1.652   16,472,836
                                             2014 1.561   1.701   16,159,043
                                             2013 1.117   1.561   16,300,336
                                             2012 1.006   1.177   16,362,767
                                             2011 1.030   1.006   17,208,438
                                             2010 0.819   1.030   17,670,191
                                             2009 0.595   0.819   18,060,629
                                             2008    --   0.595   18,063,782
    Mid Cap Strategic Growth Fund
     (Division 83)                           2015 1.309   1.270    2,169,804
                                             2014 1.274   1.309    2,279,202
                                             2013 0.922   1.274    2,328,211
                                             2012 0.848   0.922    2,408,362
                                             2011 0.913   0.848    2,533,256
                                             2010 0.726   0.913    2,519,332
                                             2009 0.496   0.726    2,777,824
                                             2008    --   0.496    2,410,092
    Money Market I Fund (Division 6)         2015 1.004   1.000    5,711,316
                                             2014 1.008   1.004    5,987,050
                                             2013 1.012   1.008    6,328,816
                                             2012 1.016   1.012    7,493,542
                                             2011 1.019   1.016    6,438,760
                                             2010 1.023   1.019    7,619,735
                                             2009 1.024   1.023    9,004,685
                                             2008    --   1.024   10,108,070
    Nasdaq-100(R) Index Fund (Division 46)   2015 1.904   2.071           --
                                             2014 1.611   1.904           --
                                             2013 1.187   1.611           --
                                             2012 1.010   1.187           --
                                             2011 0.985   1.010           --
                                             2010 0.826   0.985           --
                                             2009 0.534   0.826           --
                                             2008    --   0.534           --
    Science & Technology Fund
     (Division 17)                           2015 1.687   1.812   13,220,996
                                             2014 1.480   1.687   13,018,561
                                             2013 1.043   1.480   13,486,502
                                             2012 0.934   1.043   13,961,764
                                             2011 0.997   0.934   14,977,996
                                             2010 0.820   0.997   15,845,486
                                             2009 0.497   0.820   16,127,931
                                             2008    --   0.497   16,438,753
    Small Cap Aggressive Growth Fund
     (Division 86)                           2015 1.778   1.798           --
                                             2014 1.624   1.778           --
                                             2013 1.089   1.624           --
                                             2012 0.950   1.089           --
                                             2011 1.063   0.950           --
                                             2010 0.835   1.063           --
                                             2009 0.547   0.835           --
                                             2008    --   0.547           --
    Small Cap Fund (Division 18)             2015 1.640   1.555        5,406
                                             2014 1.583   1.640        5,406
                                             2013 1.132   1.583        5,406
                                             2012 0.981   1.132           --
                                             2011 0.993   0.981           --
                                             2010 0.769   0.993           --
                                             2009 0.601   0.769           --
                                             2008    --   0.601           --
    Small Cap Index Fund (Division 14)       2015 1.545   1.470   11,314,841
                                             2014 1.481   1.545   11,330,492
                                             2013 1.072   1.481   11,466,084
                                             2012 0.928   1.072   11,303,009
                                             2011 0.973   0.928   11,533,659
                                             2010 0.772   0.973   11,464,255
                                             2009 0.605   0.772   11,175,914
                                             2008    --   0.605   10,301,414

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Special Values Fund
     (Division 84)                            2015 1.485   1.417           --
                                              2014 1.394   1.485           --
                                              2013 1.007   1.394           --
                                              2012 0.883   1.007           --
                                              2011 0.933   0.883           --
                                              2010 0.770   0.933           --
                                              2009 0.588   0.770           --
                                              2008    --   0.588           --
    Small-Mid Growth Fund (Division 85)       2015 1.509   1.493           --
                                              2014 1.364   1.509           --
                                              2013 1.016   1.364           --
                                              2012 0.914   1.016           --
                                              2011 0.960   0.914           --
                                              2010 0.763   0.960           --
                                              2009 0.544   0.763           --
                                              2008    --   0.544           --
    Stock Index Fund (Division 10)            2015 1.476   1.486   46,527,786
                                              2014 1.309   1.476   47,538,056
                                              2013 0.996   1.309   49,302,961
                                              2012 0.865   0.996   50,955,871
                                              2011 0.853   0.865   52,636,131
                                              2010 0.747   0.853   55,546,218
                                              2009 0.594   0.747   58,492,985
                                              2008    --   0.594   61,803,897
    Value Fund (Division 74)                  2015 1.348   1.300           --
                                              2014 1.215   1.348           --
                                              2013 0.930   1.215           --
                                              2012 0.799   0.930           --
                                              2011 0.820   0.799           --
                                              2010 0.717   0.820           --
                                              2009 0.540   0.717           --
                                              2008    --   0.540           --
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2015 1.383   1.369           --
                                              2014 1.328   1.383           --
                                              2013 1.090   1.328           --
                                              2012 0.948   1.090           --
                                              2011 0.951   0.948           --
                                              2010 0.822   0.951           --
                                              2009 0.637   0.822           --
                                              2008    --   0.637           --
    Capital Appreciation Fund (Division 39)   2015 1.398   1.477           --
                                              2014 1.289   1.398           --
                                              2013 0.949   1.289           --
                                              2012 0.806   0.949           --
                                              2011 0.822   0.806           --
                                              2010 0.720   0.822           --
                                              2009 0.545   0.720           --
                                              2008    --   0.545           --
    Conservative Growth Lifestyle Fund
     (Division 50)                            2015 1.419   1.398           --
                                              2014 1.371   1.419           --
                                              2013 1.256   1.371           --
                                              2012 1.124   1.256           --
                                              2011 1.088   1.124           --
                                              2010 0.961   1.088           --
                                              2009 0.796   0.961           --
                                              2008    --   0.796           --
    Core Bond Fund (Division 58)              2015 1.425   1.420    6,508,962
                                              2014 1.353   1.425    6,578,063
                                              2013 1.380   1.353    6,786,151
                                              2012 1.287   1.380    7,310,233
                                              2011 1.214   1.287    7,386,819
                                              2010 1.109   1.214    7,551,827
                                              2009 0.958   1.109    6,838,517
                                              2008    --   0.958    7,053,657


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      High Yield Bond Fund (Division 60)    2015 1.400   1.347           --
                                            2014 1.364   1.400           --
                                            2013 1.298   1.364           --
                                            2012 1.143   1.298           --
                                            2011 1.097   1.143           --
                                            2010 0.967   1.097           --
                                            2009 0.675   0.967           --
                                            2008    --   0.675           --
      International Opportunities Fund
       (Division 33)                        2015 0.880   0.953           --
                                            2014 0.929   0.880           --
                                            2013 0.768   0.929           --
                                            2012 0.630   0.768           --
                                            2011 0.785   0.630           --
                                            2010 0.655   0.785           --
                                            2009 0.523   0.655           --
                                            2008    --   0.523           --
      Large Cap Value Fund (Division 40)    2015 1.270   1.233           --
                                            2014 1.149   1.270           --
                                            2013 0.850   1.149           --
                                            2012 0.728   0.850           --
                                            2011 0.762   0.728           --
                                            2010 0.659   0.762           --
                                            2009 0.599   0.659           --
                                            2008    --   0.599           --
      Mid Cap Growth Fund (Division 37)     2015 1.248   1.234           --
                                            2014 1.223   1.248           --
                                            2013 0.935   1.223           --
                                            2012 0.841   0.935           --
                                            2011 0.887   0.841           --
                                            2010 0.727   0.887           --
                                            2009 0.507   0.727           --
                                            2008    --   0.507           --
      Mid Cap Value Fund (Division 38)      2015 1.499   1.476    5,183,910
                                            2014 1.407   1.499    5,415,515
                                            2013 1.049   1.407    5,821,796
                                            2012 0.862   1.049    5,777,541
                                            2011 0.947   0.862    6,054,958
                                            2010 0.776   0.947    6,200,431
                                            2009 0.568   0.776    6,413,884
                                            2008    --   0.568    6,879,800
      Moderate Growth Lifestyle Fund
       (Division 49)                        2015 1.435   1.419           --
                                            2014 1.378   1.435           --
                                            2013 1.184   1.378           --
                                            2012 1.043   1.184           --
                                            2011 1.031   1.043           --
                                            2010 0.899   1.031           --
                                            2009 0.714   0.899           --
                                            2008    --   0.714           --
      Money Market II Fund (Division 44)    2015 1.022   1.021           --
                                            2014 1.024   1.022           --
                                            2013 1.025   1.024           --
                                            2012 1.026   1.025           --
                                            2011 1.028   1.026           --
                                            2010 1.029   1.028           --
                                            2009 1.027   1.029           --
                                            2008    --   1.027           --
      Small Cap Growth Fund (Division 35)   2015 1.506   1.486           --
                                            2014 1.508   1.506           --
                                            2013 1.023   1.508           --
                                            2012 0.912   1.023           --
                                            2011 0.953   0.912           --
                                            2010 0.714   0.953           --
                                            2009 0.519   0.714           --
                                            2008    --   0.519           --

--------------------------------------------------------------------------------


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)        2015 1.522   1.421    3,331,031
                                              2014 1.445   1.522    3,319,359
                                              2013 1.062   1.445    3,499,632
                                              2012 0.924   1.062    3,377,292
                                              2011 1.004   0.924    3,777,447
                                              2010 0.799   1.004    3,815,444
                                              2009 0.644   0.799    3,689,837
                                              2008    --   0.644    4,082,616
    Socially Responsible Fund (Division 41)   2015 1.595   1.611           --
                                              2014 1.383   1.595           --
                                              2013 1.023   1.383           --
                                              2012 0.889   1.023           --
                                              2011 0.879   0.889           --
                                              2010 0.768   0.879           --
                                              2009 0.588   0.768           --
                                              2008    --   0.588           --
    Strategic Bond Fund (Division 59)         2015 1.443   1.413           --
                                              2014 1.390   1.443           --
                                              2013 1.389   1.390           --
                                              2012 1.237   1.389           --
                                              2011 1.188   1.237           --
                                              2010 1.072   1.188           --
                                              2009 0.852   1.072           --
                                              2008    --   0.852           --
  PUBLIC FUNDS
  American Beacon Holland Large Cap
   Growth Fund (Division 70)                  2015 1.590   1.684           --
                                              2014 1.492   1.590           --
                                              2013 1.133   1.492           --
                                              2012 1.014   1.133           --
                                              2011 0.985   1.014           --
                                              2010 0.868   0.985           --
                                              2009 0.626   0.868           --
                                              2008    --   0.626           --
  Ariel Appreciation Fund (Division 69)       2015 1.827   1.707    6,256,812
                                              2014 1.696   1.827    6,378,743
                                              2013 1.165   1.696    6,429,331
                                              2012 0.980   1.165    6,117,678
                                              2011 1.062   0.980    6,119,585
                                              2010 0.891   1.062    6,233,187
                                              2009 0.549   0.891    6,341,088
                                              2008    --   0.549    6,496,157
  Ariel Fund (Division 68)                    2015 1.645   1.571   10,883,086
                                              2014 1.489   1.645   10,359,026
                                              2013 1.033   1.489   10,533,301
                                              2012 0.862   1.033   10,359,474
                                              2011 0.976   0.862   10,371,335
                                              2010 0.778   0.976   10,405,683
                                              2009 0.478   0.778   11,016,307
                                              2008    --   0.478   10,788,105
  Invesco Balanced-Risk Commodity Strategy
   Fund (Division 102)                        2015 0.719   0.598           --
                                              2014 0.857   0.719           --
                                              2013 0.999   0.857           --
                                              2012 0.968   0.999           --
                                              2011    --   0.968           --
  T Rowe Price Retirement 2015 Fund
   (Division 104)                             2015    --   0.984           --
  T Rowe Price Retirement 2020 Fund
   (Division 105)                             2015    --   0.986           --
  T Rowe Price Retirement 2025 Fund
   (Division 106)                             2015    --   0.987           --
  T Rowe Price Retirement 2030 Fund
   (Division 107)                             2015    --   0.988           --
  T Rowe Price Retirement 2035 Fund
   (Division 108)                             2015    --   0.990           --
  T Rowe Price Retirement 2040 Fund
   (Division 109)                             2015    --   0.990           --


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  T Rowe Price Retirement 2045 Fund
   (Division 110)                            2015    --   0.990           --
  T Rowe Price Retirement 2050 Fund
   (Division 111)                            2015    --   0.990           --
  T Rowe Price Retirement 2055 Fund
   (Division 112)                            2015    --   0.990           --
  T Rowe Price Retirement 2060 Fund
   (Division 113)                            2015    --   0.990           --
  Vanguard LifeStrategy Conservative Growth
   Fund (Division 54)                        2015 1.278   1.267           --
                                             2014 1.202   1.278           --
                                             2013 1.110   1.202           --
                                             2012 1.023   1.110           --
                                             2011 1.012   1.023           --
                                             2010 0.916   1.012           --
                                             2009 0.788   0.916           --
                                             2008    --   0.788           --
  Vanguard LifeStrategy Growth Fund
   (Division 52)                             2015 1.252   1.229           --
                                             2014 1.176   1.252           --
                                             2013 0.976   1.176           --
                                             2012 0.859   0.976           --
                                             2011 0.885   0.859           --
                                             2010 0.774   0.885           --
                                             2009 0.623   0.774           --
                                             2008    --   0.623           --
  Vanguard LifeStrategy Moderate Growth
   Fund (Division 53)                        2015 1.284   1.269           --
                                             2014 1.207   1.284           --
                                             2013 1.056   1.207           --
                                             2012 0.951   1.056           --
                                             2011 0.955   0.951           --
                                             2010 0.848   0.955           --
                                             2009 0.710   0.848           --
                                             2008    --   0.710           --
  Vanguard Long-Term Investment-Grade
   Fund (Division 22)                        2015 1.761   1.715      134,596
                                             2014 1.496   1.761      159,410
                                             2013 1.595   1.496      161,867
                                             2012 1.435   1.595      200,841
                                             2011 1.229   1.435      217,443
                                             2010 1.115   1.229      257,247
                                             2009 1.029   1.115      307,889
                                             2008    --   1.029      385,393
  Vanguard Long-Term Treasury Fund
   (Division 23)                             2015 1.730   1.696      407,751
                                             2014 1.386   1.730      467,894
                                             2013 1.600   1.386      527,589
                                             2012 1.553   1.600      588,562
                                             2011 1.206   1.553      681,696
                                             2010 1.112   1.206      824,845
                                             2009 1.269   1.112      987,225
                                             2008    --   1.269    1,187,983
  Vanguard Wellington Fund (Division 25)     2015 1.516   1.507   25,802,799
                                             2014 1.390   1.516   26,458,773
                                             2013 1.169   1.390   26,582,456
                                             2012 1.045   1.169   26,441,416
                                             2011 1.013   1.045   27,441,923
                                             2010 0.919   1.013   28,501,783
                                             2009 0.757   0.919   30,477,610
                                             2008    --   0.757   34,270,800
  Vanguard Windsor II Fund (Division 24)     2015 1.374   1.321   24,671,258
                                             2014 1.244   1.374   25,581,960
                                             2013 0.958   1.244   26,158,707
                                             2012 0.826   0.958   26,164,350
                                             2011 0.810   0.826   26,647,265
                                             2010 0.037   0.810   27,483,962
                                             2009 0.584   0.737   28,547,147
                                             2008    --   0.584   30,086,579

   APPENDIX B -- FORMULA FOR CALCULATING AND EXAMPLES OF INCOMELOCK PLUS FEE
--------------------------------------------------------------------------------

The fee for IncomeLOCK +6 and IncomeLOCK +8 is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter. IncomeLOCK +8 is no longer offered.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

                                                        MAXIMUM
                                                      ANNUALIZED
              NUMBER OF    INITIAL  MAXIMUM  MINIMUM   FEE RATE
              COVERED       ANNUAL   ANNUAL   ANNUAL  DECREASE OR
              PERSONS      FEE RATE FEE RATE FEE RATE  INCREASE*
              ---------    -------- -------- -------- -----------
              One Covered
                Person       1.10%    2.20%    0.60%    +/-0.25%
              Two
                Covered
                Persons      1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4)

The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

EXAMPLE

ASSUME YOU ELECT INCOMELOCK +6 FOR ONE COVERED PERSON AND YOU INVEST A SINGLE PURCHASE PAYMENT OF $100,000 WITH NO ADDITIONAL PURCHASE PAYMENTS AND NO WITHDRAWALS BEFORE THE 16TH BENEFIT QUARTER. ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                    CALCULATED          QUARTERLY
              BENEFIT                FORMULA    ANNUAL     FEE
              QUARTER  VALUE OF VIX   VALUE*   FEE RATE  RATE**
              -------  ------------ ---------- -------- ---------
               1st        24.82         N/A      1.10%   0.2750%
               2nd        21.49         N/A      1.10%   0.2750%
               3rd        24.16         N/A      1.10%   0.2750%
               4th        19.44         N/A      1.10%   0.2750%
               5th        16.88        0.94%     0.94%   0.2350%

--------
* The Calculated Formula Value equals the number resulting from application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
** The Quarterly Fee Rate is the Annual Fee Rate divided by 4.

IN THE 5TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 16.88. WE CALCULATE THE ANNUAL FEE RATE IN THE 5TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (16.88 - 20)]

             0.011 +[0.05% x (-3.12)]

             0.011 + (-0.00156) = 0.94% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 0.94% = 0.16% which is within 0.25% of the
           previous Annual Fee Rate (1.10%).

           0.94% is higher than the Minimum Annual Fee Rate
           (0.60%) and is lower than the Maximum Annual Fee
           Rate (2.20%).

           Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 0.94%.

           The Quarterly Fee Rate is 0.2350% (or 0.94% divided by 4).

--------------------------------------------------------------------------------


AFTER THE 5TH BENEFIT QUARTER, ASSUME THE VALUE OF THE VIX, CALCULATED FORMULA VALUE, ANNUAL FEE RATE AND QUARTERLY FEE RATE ARE AS FOLLOWS:

                                   CALCULATED            QUARTERLY
             BENEFIT                FORMULA   ANNUAL FEE    FEE
             QUARTER  VALUE OF VIX   VALUE       RATE      RATE
             -------  ------------ ---------- ---------- ---------
              6th        20.00        1.10%      1.10%    0.2750%
              7th        25.57        1.38%      1.35%    0.3375%
              8th        30.22        1.61%      1.60%    0.4000%
              9th        26.02        1.40%      1.40%    0.3500%
              10th       22.83        1.24%      1.24%    0.3100%
              11th       19.88        1.09%      1.09%    0.2725%
              12th       20.60        1.13%      1.13%    0.2825%
              13th       14.44        0.82%      0.88%    0.2200%
              14th       13.41        0.77%      0.77%    0.1925%
              15th       9.11         0.56%      0.60%    0.1500%
              16th       16.30        0.91%      0.85%    0.2125%

IN THE 7TH BENEFIT QUARTER, THE VALUE OF THE VIX INCREASES TO 25.57. WE CALCULATE THE ANNUAL FEE RATE IN THE 7TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

             Initial Annual Fee Rate + [0.05% x (Value of VIX - 20)]

             1.10% + [0.05% x (25.57 - 20)]

             0.011 + [0.05% x (5.57)]

             0.011 + (0.00278) = 1.38% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

           1.10% - 1.38% = 0.28% which is more than 0.25% higher
           than the previous Annual Fee Rate of 1.10%.

           The Annual Fee Rate is adjusted to be exactly 0.25% higher than the previous Annual Fee Rate, which is 1.35%
           (1.10% + 0.25%). This is within the Minimum and
           Maximum Annual Fee Rates.

           Therefore, the Quarterly Fee Rate is 0.3375% (or
           1.35% divided by 4).

IN THE 13TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 14.44. WE CALCULATE THE ANNUAL FEE RATE IN THE 13TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (14.44 - 20)]

                0.011 + [0.05% x (-5.56)]

                0.011 + (-0.00278) = 0.82% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

            1.13%-0.82% = 0.31% which is more than a 0.25%
            Quarterly Annualized Fee Rate Decrease from the previous
            Annual Fee Rate of 1.13%.

            Therefore, the Annual Fee Rate is adjusted to be exactly
            0.25% lower than the previous Annual Fee Rate, which is 0.88% (1.13%-0.25%).

IN THE 15TH BENEFIT QUARTER, THE VALUE OF THE VIX DECREASES TO 9.11. WE CALCULATE THE ANNUAL FEE RATE IN THE 15TH BENEFIT QUARTER AS FOLLOWS:

STEP 1:  CALCULATION OF THE ANNUAL FEE RATE

                Initial Fee Rate + [0.05% x (Value of VIX - 20)]

                1.10% + [0.05% x (9.11 - 20)]

                0.011 + [0.05% x (-10.89)]

                0.011 + (-0.005445) = 0.56% (Annual Fee Rate)

STEP 2: DETERMINE WHETHER THE ANNUAL FEE RATE CALCULATED IN STEP 1 IS WITHIN THE MAXIMUM OR MINIMUM ANNUAL FEE RATE AND WITHIN THE MAXIMUM QUARTERLY ANNUALIZED FEE RATE INCREASE OR DECREASE

          The Annual Fee Rate of 0.56% is lower than the Minimum
          Annual Fee Rate (0.60%).

          Therefore, the Annual Fee Rate is adjusted to be exactly the Minimum Annual Fee Rate, which is 0.60%.

          After the 16th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the value of the VIX. If your Account Value falls to zero before the feature has been terminated, the fee will no longer be deducted.

                     APPENDIX C -- INCOMELOCK +6 EXAMPLES
--------------------------------------------------------------------------------

The five examples below demonstrate the operation of the IncomeLOCK +6 features. If you purchased IncomeLOCK +8, you should review the prospectus under which you purchased it to determine the operation of this Living Benefit.

EXAMPLE 1:

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st Contract anniversary. Assume that on your 1st Contract anniversary, your Account Value is $103,000.

Your initial Benefit Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st Contract anniversary is the Income Credit Percentage (6%) multiplied by the Income Credit Base ($100,000) which equals $6,000. On your 1st Contract anniversary, your Benefit Base is equal to the greatest of your current Benefit Base ($100,000), your Account Value ($103,000), or your Income Credit plus your current Benefit Base ($6,000 + $100,000). Assume your MAWA is 5%, then your MAWA if you were to start taking withdrawals after the 1st Contract anniversary is 5% of the Benefit Base (5% x $106,000 = $5,300). Therefore, as of your 1st Contract anniversary, you may take withdrawals of up to $5,300 each year as long as your Account Value is greater then zero and you do not take any Excess Withdrawals. Assume your Protected Income Payment Percentage ("PIPP") is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $106,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $106,000 = $4,240). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $4,240 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 2 -- IMPACT OF HIGHEST ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
            ----------- -------- -------- ----------- ------  ------
                1st     $103,000 $106,000  $100,000   $6,000  $5,300
                2nd     $118,000 $118,000  $118,000      N/A* $5,900
                3rd     $107,000 $125,080  $118,000   $7,080  $6,254
                4th     $110,000 $132,160  $118,000   $7,080  $6,608
                5th     $150,000 $150,000  $150,000      N/A* $7,500
                6th     $145,000 $159,000  $150,000   $9,000  $7,950

--------
* The Benefit Base calculated based on the highest Anniversary Value is greater than the Income Credit plus the Benefit Base; therefore, the Income Credit Base and Benefit Base are increased to the current Anniversary Value, and the Benefit Base is not increased by the Income Credit.

On your 6th Contract anniversary, your Account Value is $145,000, and your Benefit Base is stepped-up to $159,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage ("MAWP") is 5%, then your MAWA if you were to start taking withdrawals would be $7,950 (5% of the $159,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th Contract anniversary, you may take up to $7,950 each year as long as your accumulation value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $159,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $159,000 = $6,360). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,360 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 -- IMPACT OF WITHDRAWALS IN EXCESS OF MAWA

Assume you elect INCOMELOCK +6, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th Contract anniversary. Account Values, Benefit Bases, Income Credit Bases, and Income Credits are as described in EXAMPLE 2 above. Also assume that during your 7th Contract year, after your 6th Contract anniversary, your Account Value is $109,410 and you make a withdrawal of $12,930. Because the withdrawal is greater than your MAWA ($7,950), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your MAWA ($12,930 -- $7,950), or $4,980. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,950. Your Account Value after this portion of the withdrawal is $101,460 ($109,410 -- $7,950), but your Benefit Base and Income Credit Base are unchanged. Next, we recalculate your Benefit Base, Income Credit Base and Income Credit by reducing the Benefit Base and Income Credit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($4,980 / $101,460 = 4.91%). The Benefit Base is adjusted to $151,193, or $159,000 x 95.09%. The Income Credit Base is adjusted to $142,635 or $150,000 x 95.09%. Your new Income Credit is 6% of your new Income Credit Base (6% x $142,635), which equals $8,558. Your new MAWA is your Benefit Base multiplied by your MAWP ($151,193 x 5%), which equals $7,560. Therefore, if you do not take additional excess withdrawals, you may take up to $7,560 each year as long as your Account Value is greater then zero. Assume your Protected Income Payment Percentage is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $151,193, then your Protected Income Payment is 4% of the Benefit Base (4% x $151,193 = $6,048). Therefore, if your Account Value is reduced to zero due to

--------------------------------------------------------------------------------

reasons other than an Excess Withdrawal, you are guaranteed an income of $6,048 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 -- IMPACT OF GUARANTEED MINIMUM BENEFIT BASE

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 12th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

           CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
           ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT   MAWA
           ----------- -------- -------- ----------- ------  -------
              1st      $103,000 $106,000  $100,000   $6,000  $ 5,830
              2nd      $103,000 $112,000  $100,000   $6,000  $ 6,160
              3rd      $103,000 $118,000  $100,000   $6,000  $ 6,490
              4th      $103,000 $124,000  $100,000   $6,000  $ 6,820
              5th      $103,000 $130,000  $100,000   $6,000  $ 7,150
              6th      $103,000 $136,000  $100,000   $6,000  $ 7,480
              7th      $103,000 $142,000  $100,000   $6,000  $ 7,810
              8th      $103,000 $148,000  $100,000   $6,000  $ 8,140
              9th      $103,000 $154,000  $100,000   $6,000  $ 8,470
              10th     $103,000 $160,000  $100,000   $6,000  $ 8,800
              11th     $103,000 $166,000  $100,000   $6,000  $ 9,130
              12th     $103,000 $200,000  $200,000      N/A* $11,000

--------
* The Benefit Base calculated based on 200% of the Purchase Payments made in the 1st Contract year is greater than the highest Anniversary Value and the Income Credit plus the Benefit Base; therefore, the Benefit Base and the Income Credit Base are increased to $200,000 on the 12th Contract anniversary.

On your 12th Contract anniversary, your Benefit Base is equal to the greatest of your Account Value ($103,000), your Income Credit plus your current Benefit Base ($172,000 = $166,000 + $6,000), or 200% of the Purchase Payments made in the 1st Contract year ($200,000 = 200% x 100,000). Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $11,000 (5.5% of the $200,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th Contract anniversary, you may take up to $11,000 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $200,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $200,000 = $8,000). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $8,000 each year as long as the Covered Person(s) is (are) alive.

EXAMPLE 5 -- IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect INCOMELOCK +6 and you invest a single Purchase Payment of $100,000. You make no additional Purchase Payments and no withdrawals before the 8th Contract anniversary. Assume further that on your 1st Contract anniversary, your Account Value increases to $103,000, but through each subsequent Contract year, there is effectively 0% growth net of fees in your Account Value. Therefore, your Benefit Base and Income Credit Base do not increase due to a highest Anniversary Value. Assume that your Account Values, Benefit Bases, Income Credit Bases, Income Credits, and MAWA are as follows:

            CONTRACT    ACCOUNT  BENEFIT    INCOME    INCOME
            ANNIVERSARY  VALUE    BASE    CREDIT BASE CREDIT  MAWA
            ----------- -------- -------- ----------- ------ ------
               1st      $103,000 $106,000  $100,000   $6,000 $5,830
               2nd      $103,000 $112,000  $100,000   $6,000 $6,160
               3rd      $103,000 $118,000  $100,000   $6,000 $6,490
               4th      $103,000 $124,000  $100,000   $6,000 $6,820
               5th      $103,000 $130,000  $100,000   $6,000 $7,150
               6th      $103,000 $136,000  $100,000   $6,000 $7,480
               7th      $103,000 $142,000  $100,000   $6,000 $7,810
               8th      $103,000 $148,000  $100,000   $6,000 $8,140
               9th      $ 98,560 $151,000  $100,000   $3,000 $8,305
               10th     $ 91,010 $152,000  $100,000   $1,000 $8,360

On your 8th Contract anniversary, your Account Value is $103,000, and your Benefit Base is stepped-up to $148,000 and your Income Credit Base remains unchanged. Assume your MAWP is 5.5%, then your MAWA if you were to start taking withdrawals would be $8,140 (5.5% of the $148,000 Benefit Base). Assume that during your 8th Contract year, after your 8th Contract anniversary, you make a withdrawal of $4,440 (3% of the $148,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 9th Contract anniversary will equal $98,560 ($103,000 -- $4,440). Your Net Income Credit Percentage equals 3% (6% -- 3%). Therefore, your new Income Credit is 3% of your Income Credit Base (3% x $100,000), which is $3,000, because of the withdrawal. Your Benefit Base is equal to the greatest of your Account Value ($98,560) or your Income Credit plus your current Benefit Base ($151,000 = $3,000 + $148,000). Assume that during your 9th Contract year, after your 9th Contract anniversary, you make another withdrawal of $7,550 (5% of the $151,000 Benefit Base) which is less than your MAWA. Then, your Account Value on your 10th Contract anniversary will equal $91,010 ($98,560 -- $7,550). Your new Income Credit is 1% (6% -- 5%) of
your Income Credit Base (1% x $100,000), which is $1,000. Your Benefit Base is equal to the greatest of your Account Value ($91,010) or your Income Credit plus your current Benefit Base ($152,000 = $1,000 + $151,000).

--------------------------------------------------------------------------------


On your 10th Contract anniversary, if your MAWP is 5.5%, your new MAWA will be $8,360 (5.5% of the $152,000 Benefit Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $8,360 each year as long as your Account Value is greater then zero. Assume your PIPP is 4% and your Benefit Base at the time your Account Value is reduced to zero remains at $152,000, then your Protected Income Payment is 4% of the Benefit Base (4% x $152,000 = $6,080). Therefore, if your Account Value is reduced to zero due to reasons other than an Excess Withdrawal, you are guaranteed an income of $6,080 each year as long as the Covered Person(s) is (are) alive.

       APPENDIX D -- LIVING BENEFITS OFFERED PRIOR TO FEBRUARY 25, 2013
--------------------------------------------------------------------------------

This Appendix provides information on the IncomeLOCK +6 endorsements that were issued prior to February 25, 2013 and all IncomeLOCK and IncomeLOCK +8 endorsements.

TABLE OF CONTENTS


            INCOMELOCK........................................  D-1
            Extension Offer...................................  D-1
            Fee Table.........................................  D-2
            IncomeLOCK Features...............................  D-2
               Investment Restrictions........................  D-2
               IncomeLOCK Components..........................  D-3
               Calculation of the Value of each Component of
                 the Benefit..................................  D-4
               Cancellation of IncomeLOCK.....................  D-4
               Automatic Termination of IncomeLOCK............  D-4
            Fees and Charges..................................  D-5
            Surrender of Account Value........................  D-5
            Death Benefits....................................  D-7
               Spousal Beneficiary............................  D-7
               Non-Spousal Beneficiary........................  D-7

            INCOMELOCK PLUS...................................  D-7
            Fee Tables........................................  D-7
            IncomeLOCK Plus Features..........................  D-8
               Income Credit Options..........................  D-8
               Amounts Received under IncomeLOCK Plus.........  D-8
               Investment Restrictions........................  D-9
            IncomeLOCK Plus Options........................... D-11
               Calculation of the Value of each Component of
                 the Benefit.................................. D-11
               Automatic Termination of IncomeLOCK Plus....... D-12
            Surrender of Account Value........................ D-12

            LOANS............................................. D-12


INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.


EXTENSION OFFER

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:



        CURRENT MAXIMUM ANNUAL FEE RATE  ANNUAL FEE RATE AFTER EXTENSION
        -------------------------------  -------------------------------
                    0.65%                             0.90%



As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

--------------------------------------------------------------------------------


FEE TABLE

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./1/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/2/

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Money Market I Fund
                                   Money Market II Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/3/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/1/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/2/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund /3/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in the Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/3/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/4/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/4/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/5/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./6/

FEES AND CHARGES

The annualized fee for IncomeLOCK is calculated as 0.90% of the Benefit Base for all years in which the feature is in effect (0.70% for IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012 and 0.65% for IncomeLOCK endorsements with an Endorsement Date prior to July 6,
2010). The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the

--------
/5/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/6/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------

withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

--------------------------------------------------------------------------------


If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero),
(ii) continue this Contract and IncomeLOCK (except as noted below) or
(iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

INCOMELOCK PLUS

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in the prospectus above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./7/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/8/   INCREASE/9/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/8/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

--------
/7/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "Optional Living Benefits -- IncomeLOCK Plus Options" in the prospectus.
/8/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "Appendix B -- Formula for Calculating and Examples of IncomeLOCK Plus Fee."
/9/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------


The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Surrender of Account Value" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                      5.5% / 3%    5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                        5.5% / 4%    5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                     5% / 3%  4.5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                      5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
             One Covered Person (Age 64 and
               Younger)                        6% / 3%  5.5% / 3%
             -----------------------------------------------------
             One Covered Person (Age 65 and
               Older)                           6% /4%  5.5% / 4%
             -----------------------------------------------------
             Two Covered Persons (Age 64
               and Younger                   5.5% / 3%    5% / 3%
             -----------------------------------------------------
             Two Covered Persons (Age 65
               and Older)                     5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions


As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.


Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/10/        Fixed Account Plus
        Bond, Cash    Minimum        Short-Term Fixed Account
        and            100%          Capital Conservation Fund
        Fixed         Maximum        Core Bond Fund
        Accounts                     Government Securities Fund
                                     Inflation Protected Fund
                                     International Government
                                       Bond Fund
                                     Money Market I Fund
                                     Money Market II Fund
                                     Strategic Bond Fund
                                     Vanguard Long-Term Investment
                                       Grade Fund
                                     Vanguard Long-Term
                                       Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Holland Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/11/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------

--------
/10/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/11/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/11/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


                      -----------------------------------
                      Multi-Year Fixed Option - 3 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 5 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 7 years
                      -----------------------------------
                      -----------------------------------
                      Multi-Year Fixed Option - 10 years
                      -----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of the prospectus for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in the prospectus for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of the prospectus titled "Calculation of the Value of each Component of the Benefit."

The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of the prospectus titled "IncomeLOCK Plus -- Calculation of the Value of each Component of the Benefit."

--------------------------------------------------------------------------------


First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Features -- Cancellation of IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in the prospectus in the section titled "IncomeLOCK Plus Features -- Automatic Termination of IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK or IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.



(C) 2016 American International Group, Inc.

All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
              UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL FIXED
                    AND VARIABLE DEFERRED ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B


                                  MAY 2, 2016

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated May 2, 2016 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.

                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
 General Information.....................................................   3
 Federal Tax Matters.....................................................   3
    Tax Consequences of Purchase Payments................................   3
    Tax Consequences of Distributions....................................   6
    Special Tax Consequences -- Early Distribution.......................   7
    Special Tax Consequences -- Required Distributions...................   8
    Tax Free Rollovers, Transfers and Exchanges..........................  10
    Effect of Tax-Deferred Accumulations.................................  11
    Foreign Account Tax Compliance Act...................................  12
    Other Withholding Tax 10.............................................  12
 Exchange Privilege......................................................  12
    Exchanges From Independence Plus Contracts...........................  12
    Exchanges From V-Plan Contracts......................................  13
    Exchanges From SA-1 and SA-2 Contracts...............................  14
    Exchanges From Impact Contracts......................................  16
    Exchanges From Compounder Contracts..................................  17
    Information That May Be Applicable To Any Exchange...................  17
 Calculation of Surrender Charge.........................................  18
    Illustration of Surrender Charge on Total Surrender..................  18
    Illustration of Surrender Charge on a 10% Partial Surrender Followed
      by a Full Surrender................................................  19
 Purchase Unit Value.....................................................  19
    Illustration of Calculation of Purchase Unit Value...................  20
    Illustration of Purchase of Purchase Units...........................  20
 Calculation of MVA Option...............................................  20
 Payout Payments.........................................................  21
    Assumed Investment Rate..............................................  21
    Amount of Payout Payments............................................  21
    Payout Unit Value....................................................  22
    Illustration of Calculation of Payout Unit Value.....................  22
    Illustration of Payout Payments......................................  22
 Distribution of Variable Annuity Contracts..............................  23
 Experts.................................................................  23
 Comments on Financial Statements........................................  24

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

       Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

       Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

       The Contracts are non-participating and will not share in any of the profits of the Company.

--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

NOTE: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.


   It is VALIC's understanding, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds.

   It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).

TAX CONSEQUENCES OF PURCHASE PAYMENTS

   403(B) ANNUITIES. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2016, your elective deferrals are generally limited to $18,000, although additional "catch-up" contributions of up to $6,000 are permitted for individuals who will be age 50 by the end of the 2016 calendar year . Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $53,000, or up to 100% of "includible compensation," as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

   401(A)/(K) AND 403(A) QUALIFIED PLANS. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


   408(B) INDIVIDUAL RETIREMENT ANNUITIES ("408(B) IRAS" OR "TRADITIONAL IRAS"). For 2016, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and are generally fully deductible in 2016 only by individuals who:


    (i) are not active Participants in another retirement plan, and are not married;


    (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $184,000;


    (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $61,000; or

    (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $98,000.

   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $11,000 or 100% of the working spouse's earned income, and no more than $5,500 may be contributed to either spouse's IRA for any year. The $11,000 limit increases to $13,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

   You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

    (i) the lesser of $5,500 ($6,500 if you are age 50 or older; $11,000 for you and your spouse's IRAs, or $13,000 if you are both age 50 or older) or 100% of compensation, over

    (ii)  your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A ROTH INDIVIDUAL RETIREMENT ANNUITIES ("408A ROTH IRAS" OR "ROTH IRAS"). For 2016, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)   are unmarried and have adjusted gross income of less than $117,000; or

    (ii) are married and filing jointly, and have adjusted gross income of less than $184,000

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $184,000 and $194,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $194,000. Similarly, the contribution is reduced for those who are single with modified AGI between $117,000 and $132,000, with no contribution for singles with modified AGI over $132,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 PLANS. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.


   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2016, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $18,000 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age under the plan and for governmental plans only, age-based catch-up deferrals up to $6,000 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.

   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the EDCP provisions.

   SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2016, the employer may contribute up to 25% of your compensation or $53,000, whichever is less.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2016, the limit is $18,000. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2016, employee salary reduction contributions cannot exceed $12,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


   NONQUALIFIED CONTRACTS. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   UNFUNDED DEFERRED COMPENSATION PLANS. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

   403(B) ANNUITIES. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

     (1) attainment of age 59  1/2;

     (2) severance from employment;

     (3) death;


     (4) disability;

     (5) qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon); or

     (6) termination of the plan (if the plan sponsor meets the criteria of IRS guidance to terminate the plan).


   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1) distributions of Roth 403(b) contributions;

(2) qualified distributions of earnings on Roth 403(b) contributions; and

(3) other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(A)/(K) AND 403(A) QUALIFIED PLANS. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A ROTH IRAS. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 PLANS. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   UNFUNDED DEFERRED COMPENSATION PLANS. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   NONQUALIFIED CONTRACTS. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

   403(B) ANNUITIES, 401(A)/(K) AND 403(A) QUALIFIED PLANS, 408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

     (1) death;

     (2) disability;

     (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), and 403(a) plans);

     (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2;

     (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt; and

     (6) distributions to an alternate payee pursuant to a domestic relations order.


   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

     (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

     (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

     (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A ROTH IRAS. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 PLANS. Distributions generally may be made under an EDCP prior to severance from employment only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid. Such distributions are not subject to the 10% early withdrawal penalty tax.

   NONQUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

     (1) to a Beneficiary on or after the Contract Owner's death;

     (2) upon the Contract Owner's disability;

     (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

     (4) made under an immediate annuity contract, or

     (5) allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

   403(B) ANNUITIES. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform

Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

   (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

   (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period that does not exceed the longer of the Participant's or the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit option, the calculation of the required minimum distribution may include the value of the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit and may increase the amount of the required minimum distribution.

   401(A)/(K) AND 403(A) QUALIFIED PLANS. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

     (1) there is no exception for pre-1987 amounts; and

     (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A ROTH IRAS. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply after the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 PLANS. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

   NONQUALIFIED CONTRACTS. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES

   403(B) ANNUITIES. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) or eligible Roth 457(b) account. Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(A)/(K) AND 403(A) QUALIFIED PLANS. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(B) TRADITIONAL IRAS AND SEPS. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A ROTH IRAS. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods and avoidance of the 10% penalty tax apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

   408(P) SIMPLE IRAS. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 PLANS. Tax-free transfer of EDCP amounts from tax-exempt employers are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

   NONQUALIFIED CONTRACTS. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

    . A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

    . A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

    .  Taxable accounts such as savings accounts.


                                    [CHART]



                                                    10 YEARS 20 YEARS 30 YEARS
                                                    -------- -------- --------
 Tax Account....................................... $13,978  $32,762  $58,007
 Non-qualified Contract Tax-Deferred Annuity....... $14,716  $36,499  $68,743
 Tax-Deferred Annuity.............................. $19,621  $48,665  $91,657


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred account (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON

                                                    Tax-Favored Retirement Program Taxable Account
                                                    ------------------------------ ---------------
Annual amount available for savings before federal
  taxes............................................             $2,400                 $2,400
Current federal income tax due on Purchase
  Payments.........................................                  0                 $ (600)
Net retirement plan Purchase Payments..............             $2,400                 $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")

U.S. persons should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity holding accounts on behalf of U.S. persons if such entity fails to provide applicable certifications to the U.S. government. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary. Prospective purchasers with accounts in foreign financial institutions or foreign entities should consult with their tax advisor regarding the application of FATCA to their purchase.

OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

   In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

EXCHANGES FROM INDEPENDENCE PLUS CONTRACTS
(UIT-585 AND UITG-585)

       SALES/SURRENDER CHARGES. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However,

Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

       OTHER CHARGES. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

       INVESTMENT OPTIONS. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       ANNUITY OPTIONS. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM V-PLAN CONTRACTS
(IFA-582 AND GFA-582)

       SALES/SURRENDER CHARGES. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

       If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

       OTHER CHARGES. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

       INVESTMENT OPTIONS. There are no variable investment alternatives provided under V-Plan Contracts.

       ANNUITY OPTIONS. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM SA-1 AND SA-2 CONTRACTS
(GUP-64, GUP-74, GTS-VA)

       AGENTS' AND MANAGERS' RETIREMENT PLAN EXCHANGE OFFER. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

       Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

    .  Remain in the SA-1 Contract and Independence Plus Contract.

    . Leave current assets in the SA-1 Contract or Independence Plus Contract and direct future Purchase Payments to Portfolio Director; or

    . Transfer all current assets and future Purchase Payments to Portfolio Director.

       If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the

Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

       Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

       SALES/SURRENDER CHARGES. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       OTHER CHARGES. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

       INVESTMENT OPTIONS. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       ANNUITY OPTIONS. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM IMPACT CONTRACTS
(UIT-981)

       SALES/SURRENDER CHARGES. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

       OTHER CHARGES. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       INVESTMENT OPTIONS. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       ANNUITY OPTIONS. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM COMPOUNDER CONTRACTS
(C-1-75 AND IFA-78)

       SALES/SURRENDER CHARGES. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       OTHER CHARGES. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       INVESTMENT OPTIONS. There are no variable investment alternatives provided under Compounder Contracts.

       ANNUITY OPTIONS. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

INFORMATION THAT MAY BE APPLICABLE TO ANY EXCHANGE

       GUARANTEED ANNUITY RATES. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

       To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

       Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

       GROUP UNALLOCATED CONTRACTS. We do not allow exchanges from group unallocated Contracts.

--------------------------------------------------------------------------------
                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

       The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

   EXAMPLE 1.

                              TRANSACTION HISTORY

   DATE                                      TRANSACTION              AMOUNT
   ----                                       -----------             -------
   10/1/94....................... Purchase Payment                    $10,000
   10/1/95....................... Purchase Payment                      5,000
   10/1/96....................... Purchase Payment                     15,000
   10/1/97....................... Purchase Payment                      2,000
   10/1/98....................... Purchase Payment                      3,000
   10/1/99....................... Purchase Payment                      4,000
   12/31/99...................... Total Purchase
                                  Payments (Assumes Account Value is
                                  $50,000)                             39,000
   12/31/99...................... Total Surrender

   Surrender Charge is lesser of (a) or (b):

a.   Surrender Charge calculated on 60 months of Purchase Payments

         1.        Surrender Charge against Purchase Payment of 10/1/94...... $    0
         2.        Surrender Charge against Purchase Payment of 10/1/95...... $  250
         3.        Surrender Charge against Purchase Payment of 10/1/96...... $  750
         4.        Surrender Charge against Purchase Payment of 10/1/97...... $  100
         5.        Surrender Charge against Purchase Payment of 10/1/98...... $  150
         6.        Surrender Charge against Purchase Payment of 10/1/99...... $  200
         Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6)  $1,450

b. Surrender Charge calculated on the excess over 10% of the Account Value at the time of surrender:

    Account Value at time of surrender                              $  50,000
    Less 10% not subject to Surrender Charge                           -5,000
                                                                    ---------
    Subject to Surrender Charge                                        45,000
                                                                     X    .05
                                                                    ---------
    Surrender Charge based on Account Value                         $   2,250 $2,250

c.  Surrender Charge is the lesser of a or b                                  $1,450

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL
                                   SURRENDER

   EXAMPLE 2.

               TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

     DATE                            TRANSACTION                    AMOUNT
     ----                            -----------                    -------
     10/1/94...... Purchase Payment                                 $10,000
     10/1/95...... Purchase Payment                                   5,000
     10/1/96...... Purchase Payment                                  15,000
     10/1/97...... Purchase Payment                                   2,000
     10/1/98...... Purchase Payment                                   3,000
     10/1/99...... Purchase Payment                                   4,000
     12/31/99..... 10% Partial Surrender (Assumes Account Value is
                   $39,000)                                           3,900
     2/1/00....... Full Surrender                                    35,100

    a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

    b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

    c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

    d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

       Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

STEP 1: Calculate the gross investment rate:

    Gross Investment Rate
=   (EQUALS)
    The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/   (DIVIDED BY)
    The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

STEP 2: Calculate net investment rate for any day as follows:

    Net Investment Rate
=   (EQUALS)
    Gross Investment Rate (calculated in Step 1)
-   (MINUS)
    Separate Account charges.

STEP 3: Determine Purchase Unit Value for that day.

                       Purchase Unit Value for that day.
                   =   (EQUALS)
                       Purchase Unit Value for immediate
                       preceding day.
                   X   (MULTIPLIED BY)
                       Net Investment Rate (as calculated in
                       Step 2) plus 1.00.

       The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

   EXAMPLE 3.

1. Purchase Unit value, beginning of period............................... $ 1.800000
2. Value of Fund share, beginning of period............................... $21.200000
3. Change in value of Fund share.......................................... $  .500000
4. Gross investment return (3)/(2)........................................    .023585
5. Daily separate account fee*............................................    .000027
*Fee of 1% per annum used for illustrative purposes.
6. Net investment return (4)--(5).........................................    .023558
7. Net investment factor 1.000000+(6).....................................   1.023558
8. Purchase Unit value, end of period (1)X(7)............................. $ 1.842404

  ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

   EXAMPLE 4.

1. First Periodic Purchase Payment.......................................... $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3)........ $1.800000
3. Number of Purchase Units purchased (1)/(2)...............................    55.556
4. Purchase Unit value for valuation date following purchase (see Example
  3)........................................................................ $1.842404
5. Value of Purchase Units in account for valuation date following purchase
  (3)X(4)................................................................... $  102.36

--------------------------------------------------------------------------------
                           CALCULATION OF MVA OPTION
--------------------------------------------------------------------------------

       The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

       The market value adjustment is determined by the formula below, using the following factors:

    . A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

    . B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

    . N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

    . The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

       The market value adjustment will equal:

       The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                        [(1+A)/(1+B+0.005)]/(N/12)/--1

       The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

ASSUMED INVESTMENT RATE

       The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

       The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

       The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

       The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

       In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

       Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

       Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

       The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

       The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

   EXAMPLE 8.

       1. Payout Unit value, beginning of period............... $ .980000
       2. Net investment factor for Period (see Example 3).....  1.023558
       3. Daily adjustment for 3  1/2% Assumed Investment Rate.   .999906
       4. (2)X(3)..............................................  1.023462
       5. Payout Unit value, end of period (1)X(4)............. $1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

   EXAMPLE 9. ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN


   1. Number of Purchase Units at Payout Date......................  10,000.00
   2. Purchase Unit value (see Example 3).......................... $ 1.800000
   3. Account Value of Contract (1)X(2)............................ $18,000.00
   4. First monthly Payout Payment per $1,000 of Account Value..... $     5.63
   5. First monthly Payout Payment (3)X(4)/1,000................... $   101.34
   6. Payout Unit value (see Example 8)............................ $  .980000
   7. Number of Payout Units (5)/(6)...............................    103.408
   8. Assume Payout Unit value for second month equal to........... $  .997000
   9. Second monthly Payout Payment (7)X(8)........................ $   103.10
  10. Assume Payout Unit value for third month equal to............ $  .953000
  11. Third monthly Payout Payment (7)X(10)........................ $    98.55

                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

       The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

       The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA").

       AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc. ("AIGCS" or the "Distributor")), is the distributor for VALIC Separate Account
A. The Distributor, an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distributor is a Delaware corporation and a member of FINRA.

       VALIC financial advisors who sell the Contracts will be compensated for such sales by commissions ranging up to 5.0% of each first-year Purchase Payment. The financial advisors will receive commissions of up to 0.85% for level Purchase Payments in subsequent years and up to 5.0% on increases in the amount of Purchase Payments in the year of the increase. During the first two years of employment, financial advisors may also receive developmental commissions of up to 4% for each first-year Purchase Payment and for increases in the amount of Purchase Payments. Independent broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 4.0% of each Purchase Payment and may also receive an annual trail (a reduced commission paid after the initial purchase). These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.


       Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus for the years 2013, 2014 and 2015 totaled $88,760,222, $100,695,970 and $94,027,891, respectively.
The Distributor retained $0 in commissions for each of the Portfolio Director products those same years.


--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------


       PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A and The Variable Annuity Life Insurance Company ("VALIC").

       You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

       The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

    . Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A for the year ended December 31, 2015; and

    . Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company for the years ended December 31, 2015, 2014 and 2013.

--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

       Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.


(C) 2016 AMERICAN INTERNATIONAL GROUP, INC.

All Rights Reserved.

                                                             Separate Account A
                                    The Variable Annuity Life Insurance Company

                                                                           2015
                                                                  Annual Report

                                                              December 31, 2015

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Variable Annuity Life Insurance Company and the Contract Owners of its separate account, Separate Account A:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts constituting Separate Account A (the "Separate Account"), a separate account of The Variable Annuity Life Insurance Company, at
December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the mutual fund companies and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 28, 2016

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

                                                          Due from   Receivable
                                                            (to)     (Payable)                                       Net assets
                                                           VALIC     For Mutual               Contract   Contract   attributable
                                           Investment     General    Fund Sales               owners -   owners -   to contract
                                         securities - at  Account,  (Purchases),              annuity  accumulation    owner
Sub-accounts                               fair value       Net         Net       Net Assets  reserves   reserves     reserves
------------                             --------------- ---------  ------------ ------------ -------- ------------ ------------
American Beacon Holland Large Cap
 Growth Fund I                            $ 64,153,683   $(188,374)  $ 180,126   $ 64,145,435 $ 10,886 $ 64,134,549 $ 64,145,435
Ariel Appreciation Fund                    374,621,879    (149,462)    124,122    374,596,539  359,134  374,237,405  374,596,539
Ariel Fund                                 419,274,106    (368,674)    325,317    419,230,749  169,590  419,061,159  419,230,749
AST Capital Appreciation Portfolio
 Class 3                                       419,241          --          --        419,241       --      419,241      419,241
AST Government and Quality Bond
 Portfolio Class 3                             321,685          --          --        321,685       --      321,685      321,685
Franklin Income Securities Fund                470,259          --          --        470,259       --      470,259      470,259
Invesco Balanced-Risk Commodity
 Strategy Fund R5                          245,689,941    (120,852)    103,180    245,672,269   43,301  245,628,968  245,672,269
Invesco VI Comstock Fund Series II             265,303          --          --        265,303       --      265,303      265,303
Invesco VI Growth and Income Fund
 Series II                                     294,368          --          --        294,368       --      294,368      294,368
Lord Abbett Growth and Income Portfolio
 Class VC                                       10,147          --          --         10,147       --       10,147       10,147
SAST Alliance Growth Portfolio Class 3          70,932          --          --         70,932       --       70,932       70,932
SAST American Funds Asset Allocation
 Portfolio Class 3                              89,751          --          --         89,751       --       89,751       89,751
SAST American Funds Global Growth
 Portfolio Class 3                             165,932          --          --        165,932       --      165,932      165,932
SAST American Funds Growth Portfolio
 Class 3                                       191,834          --          --        191,834       --      191,834      191,834
SAST American Funds Growth-Income
 Portfolio Class 3                              94,720          --          --         94,720       --       94,720       94,720
SAST Balanced Portfolio Class 3                111,895          --          --        111,895       --      111,895      111,895
SAST Blue Chip Growth Portfolio Class 3        108,678          --          --        108,678       --      108,678      108,678
SAST Capital Growth Portfolio Class 3          126,402          --          --        126,402       --      126,402      126,402
SAST Cash Management Portfolio Class 3          51,222          --          --         51,222       --       51,222       51,222
SAST Corporate Bond Portfolio Class 3          339,016          --          --        339,016       --      339,016      339,016
SA Legg Mason BW Large Cap Value Class 3       169,776          --          --        169,776       --      169,776      169,776
SAST Dogs of Wall Street Portfolio
 Class 3                                       173,246          --          --        173,246       --      173,246      173,246
SAST Dynamic Allocation Portfolio
 Class 3                                    21,227,835           8          --     21,227,843       --   21,227,843   21,227,843
SAST Emerging Markets Portfolio Class 3         55,196          --          --         55,196       --       55,196       55,196
SAST Equity Opportunities Portfolio
 Class 3                                       463,457          --          --        463,457       --      463,457      463,457
SAST Foreign Value Portfolio Class 3           108,148          --          --        108,148       --      108,148      108,148
SAST Global Bond Portfolio Class 3             146,688          --          --        146,688       --      146,688      146,688
SAST Growth Opportunities Portfolio
 Class 3                                        20,723          --          --         20,723       --       20,723       20,723
SAST Growth-Income Portfolio Class 3           277,641          --          --        277,641       --      277,641      277,641
SAST High-Yield Bond Portfolio Class 3          84,312          --          --         84,312       --       84,312       84,312
SAST International Diversified Equities
 Portfolio                                     100,711          --          --        100,711       --      100,711      100,711
SAST Marsico Focused Growth Portfolio
 Class 3                                       108,366          --          --        108,366       --      108,366      108,366
SAST MFS Massachusetts Investors Trust
 Portfolio                                     287,880          --          --        287,880       --      287,880      287,880
SAST MFS Total Return Portfolio Class 3         56,180          --          --         56,180       --       56,180       56,180
SAST Mid-Cap Growth Portfolio Class 3           54,015          --          --         54,015       --       54,015       54,015
SAST Protected Asset Allocation SAST
 Portfolio Class 3                           5,105,812           1          --      5,105,813       --    5,105,813    5,105,813
SAST Real Estate Portfolio Class 3              12,294          --          --         12,294       --       12,294       12,294
SAST Small & Mid Cap Value Portfolio
 Class 3                                        76,754          --          --         76,754       --       76,754       76,754
SAST Small Company Value Portfolio
 Class 3                                        78,711          --          --         78,711       --       78,711       78,711
SAST SunAmerica Dynamic Strategy
 Portfolio Class 3                          18,800,015           8          --     18,800,023       --   18,800,023   18,800,023
SAST Technology Portfolio Class 3               27,645          --          --         27,645       --       27,645       27,645
SAST Telecom Utility Portfolio Class 3           1,580          --          --          1,580       --        1,580        1,580
SAST Total Return Bond Portfolio Class 3       584,142          --          --        584,142       --      584,142      584,142
SAST VCP Total Return Balanced Portfolio     3,718,548           1          --      3,718,549       --    3,718,549    3,718,549
SAST VCP Value Portfolio                     4,413,176           1          --      4,413,177       --    4,413,177    4,413,177
SST Allocation Balanced Portfolio
 Class 3                                        58,297          --          --         58,297       --       58,297       58,297
SST Allocation Growth Portfolio Class 3        193,914          --          --        193,914       --      193,914      193,914
SST Allocation Moderate Growth
 Portfolio Class 3                             484,576          --          --        484,576       --      484,576      484,576
SST Allocation Moderate Portfolio
 Class 3                                        34,448          --          --         34,448       --       34,448       34,448
SST Real Return Portfolio Class 3              131,683          --          --        131,683       --      131,683      131,683
SunAmerica 2020 High Watermark Fund          8,009,536       1,073         266      8,010,875       --    8,010,875    8,010,875
T Rowe Price Retirement 2015 Fund            1,986,020       1,310      (1,337)     1,985,993       --    1,985,993    1,985,993
T Rowe Price Retirement 2020 Fund            6,686,624       8,516      (8,616)     6,686,524       --    6,686,524    6,686,524
T Rowe Price Retirement 2025 Fund            4,910,881      16,609     (16,782)     4,910,708       --    4,910,708    4,910,708
T Rowe Price Retirement 2030 Fund            4,933,291      22,997     (23,179)     4,933,109       --    4,933,109    4,933,109
T Rowe Price Retirement 2035 Fund            3,208,880       8,308      (8,470)     3,208,718       --    3,208,718    3,208,718
T Rowe Price Retirement 2040 Fund            3,533,149       6,561      (6,544)     3,533,166       --    3,533,166    3,533,166
T Rowe Price Retirement 2045 Fund            1,929,251      92,487     (92,657)     1,929,081       --    1,929,081    1,929,081
T Rowe Price Retirement 2050 Fund            1,060,251       1,441      (1,591)     1,060,101       --    1,060,101    1,060,101
T Rowe Price Retirement 2055 Fund              535,706       3,714      (3,745)       535,675       --      535,675      535,675
T Rowe Price Retirement 2060 Fund              438,378     104,654    (104,678)       438,354       --      438,354      438,354


                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2015

                                                 Due from    Receivable
                                                   (to)      (Payable)                                              Net assets
                                                  VALIC      For Mutual                  Contract     Contract     attributable
                                 Investment      General     Fund Sales                  owners -     owners -     to contract
                               securities - at   Account,   (Purchases),                 annuity    accumulation      owner
Sub-accounts                     fair value        Net          Net        Net Assets    reserves     reserves       reserves
------------                   --------------- -----------  ------------ -------------- ---------- -------------- --------------
VALIC Co. I Asset Allocation
 Fund                          $  164,796,419  $  (218,445)  $  193,134  $  164,771,108 $  101,690 $  164,669,418 $  164,771,108
VALIC Co. I Blue Chip Growth
 Fund                             594,567,664     (150,522)      60,336     594,477,478     53,259    594,424,219    594,477,478
VALIC Co. I Broad Cap Value
 Income Fund                       45,889,980      (92,163)      86,098      45,883,915         --     45,883,915     45,883,915
VALIC Co. I Capital
 Conservation Fund                163,387,299     (235,869)     220,368     163,371,798    192,361    163,179,437    163,371,798
VALIC Co. I Core Equity Fund      236,155,805      (73,146)      56,987     236,139,646    209,580    235,930,066    236,139,646
VALIC Co. I Dividend Value
 Fund                             523,515,957     (340,633)     231,927     523,407,251    113,172    523,294,079    523,407,251
VALIC Co. I Dynamic
 Allocation Fund                  250,659,487     (161,134)     155,682     250,654,035         --    250,654,035    250,654,035
VALIC Co. I Emerging
 Economies Fund                   501,821,319     (250,431)     209,432     501,780,320     70,408    501,709,912    501,780,320
VALIC Co. I Foreign Value Fund    734,771,317     (590,361)     502,586     734,683,542     79,377    734,604,165    734,683,542
VALIC Co. I Global Real
 Estate Fund                      363,750,494     (212,213)     164,841     363,703,122      4,928    363,698,194    363,703,122
VALIC Co. I Global Social
 Awareness Fund                   351,929,610     (516,544)     486,799     351,899,865    300,572    351,599,293    351,899,865
VALIC Co. I Global Strategy
 Fund                             447,228,997     (499,114)     444,349     447,174,232    163,838    447,010,394    447,174,232
VALIC Co. I Government
 Securities Fund                  102,449,517     (175,625)     166,920     102,440,812     98,625    102,342,187    102,440,812
VALIC Co. I Growth & Income
 Fund                             106,914,336       13,852      (27,340)    106,900,848     61,321    106,839,527    106,900,848
VALIC Co. I Growth Fund           972,484,202     (466,172)     349,602     972,367,632    289,938    972,077,694    972,367,632
VALIC Co. I Health Sciences
 Fund                             908,278,425      103,277     (168,034)    908,213,668    147,809    908,065,859    908,213,668
VALIC Co. I Inflation
 Protected Fund                   436,585,715     (400,900)     312,289     436,497,104    115,816    436,381,288    436,497,104
VALIC Co. I International
 Equities Index Fund              865,849,564     (749,609)     579,421     865,679,376    126,175    865,553,201    865,679,376
VALIC Co. I International
 Government Bond Fund             147,485,555      (41,688)      11,540     147,455,407     31,560    147,423,847    147,455,407
VALIC Co. I International
 Growth Fund                      445,534,239     (470,024)     415,286     445,479,501    401,206    445,078,295    445,479,501
VALIC Co. I Large Cap Core
 Fund                             154,675,909     (114,945)      89,873     154,650,837     41,340    154,609,497    154,650,837
VALIC Co. I Large Capital
 Growth Fund                      380,400,978      (31,260)      (2,486)    380,367,232    123,128    380,244,104    380,367,232
VALIC Co. I Mid Cap Index Fund  2,838,163,642   (1,762,504)   1,414,685   2,837,815,823  1,444,181  2,836,371,642  2,837,815,823
VALIC Co. I Mid Cap Strategic
 Growth Fund                      236,176,392     (160,137)     137,989     236,154,244     47,294    236,106,950    236,154,244
VALIC Co. I Money Market I
 Fund                             321,367,936       30,000      (65,510)    321,332,426     18,796    321,313,630    321,332,426
VALIC Co. I Nasdaq-100 Index
 Fund                             288,953,700       84,551     (106,637)    288,931,614     35,555    288,896,059    288,931,614
VALIC Co. I Science &
 Technology Fund                  934,972,590     (154,110)      89,007     934,907,487    750,712    934,156,775    934,907,487
VALIC Co. I Small Cap
 Aggressive Growth Fund           115,373,145      100,092     (111,390)    115,361,847     10,270    115,351,577    115,361,847
VALIC Co. I Small Cap Fund        302,857,664     (236,423)     211,203     302,832,444    241,288    302,591,156    302,832,444
VALIC Co. I Small Cap Index
 Fund                             917,083,475     (687,281)     571,176     916,967,370    535,334    916,432,036    916,967,370
VALIC Co. I Small Cap Special
 Values Fund                      191,271,822     (128,556)     115,302     191,258,568     82,105    191,176,463    191,258,568
VALIC Co. I Small Mid Growth
 Fund                             120,384,704      (75,236)      51,256     120,360,724     10,576    120,350,148    120,360,724
VALIC Co. I Stock Index Fund    3,864,672,652   (2,279,630)   1,869,570   3,864,262,592  4,253,979  3,860,008,613  3,864,262,592
VALIC Co. I Value Fund             90,383,111     (107,706)      86,126      90,361,531      3,945     90,357,586     90,361,531
VALIC Co. II Aggressive
 Growth Lifestyle Fund            509,462,561      (23,917)     (59,484)    509,379,160     59,194    509,319,966    509,379,160
VALIC Co. II Capital
 Appreciation Fund                 39,751,105       (5,736)        (762)     39,744,607         --     39,744,607     39,744,607
VALIC Co. II Conservative
 Growth Lifestyle Fund            315,843,499       95,652     (127,956)    315,811,195    390,250    315,420,945    315,811,195
VALIC Co. II Core Bond Fund       931,474,257     (585,410)     438,015     931,326,862     11,310    931,315,552    931,326,862
VALIC Co. II High Yield Bond
 Fund                             357,973,834     (527,383)     474,242     357,920,693     16,140    357,904,553    357,920,693
VALIC Co. II International
 Opportunities Fund               597,002,902     (350,479)     295,375     596,947,798     78,715    596,869,083    596,947,798
VALIC Co. II Large Cap Value
 Fund                             175,305,531     (173,674)     136,869     175,268,726      1,296    175,267,430    175,268,726
VALIC Co. II Mid Cap Growth
 Fund                             129,628,199      (56,899)      38,984     129,610,284     15,443    129,594,841    129,610,284
VALIC Co. II Mid Cap Value
 Fund                             832,738,363     (652,657)     575,688     832,661,394    147,520    832,513,874    832,661,394
VALIC Co. II Moderate Growth
 Lifestyle Fund                   794,342,847     (126,337)      33,572     794,250,082     28,277    794,221,805    794,250,082
VALIC Co. II Money Market II
 Fund                             169,420,562     (450,629)     435,443     169,405,376     28,435    169,376,941    169,405,376
VALIC Co. II Small Cap Growth
 Fund                              81,862,462     (283,493)     275,245      81,854,214      7,812     81,846,402     81,854,214
VALIC Co. II Small Cap Value
 Fund                             426,176,811     (253,538)     211,431     426,134,704    128,583    426,006,121    426,134,704
VALIC Co. II Socially
 Responsible Fund                 730,339,951     (559,687)     464,583     730,244,847     41,403    730,203,444    730,244,847
VALIC Co. II Strategic Bond
 Fund                             562,055,672   (1,204,074)   1,106,696     561,958,294    156,757    561,801,537    561,958,294
Vanguard LifeStrategy
 Conservative Growth Fund          82,929,678      (65,215)      57,768      82,922,231         --     82,922,231     82,922,231
Vanguard LifeStrategy Growth
 Fund                             205,524,623     (280,593)     257,957     205,501,987     14,748    205,487,239    205,501,987
Vanguard LifeStrategy
 Moderate Growth Fund             221,163,801      (35,560)      12,249     221,140,490      9,302    221,131,188    221,140,490
Vanguard Long-Term
 Investment-Grade Fund            233,870,957      (49,332)      11,157     233,832,782      7,078    233,825,704    233,832,782
Vanguard Long-Term Treasury
 Fund                             234,802,473     (269,824)     244,696     234,777,345     56,841    234,720,504    234,777,345
Vanguard Wellington Fund        1,740,149,175     (938,963)     626,142   1,739,836,354  6,654,931  1,733,181,423  1,739,836,354
Vanguard Windsor II Fund        1,657,088,241   (1,424,120)   1,272,047   1,656,936,168    531,890  1,656,404,278  1,656,936,168

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                                                Net change in
                                          Mortality and                                                           unrealized
                               Dividends   expense risk                     Net      Net realized Capital gain   appreciation
                                 from          and                       investment  gain (loss)  distributions (depreciation)
                                mutual    administrative Reimbursements    income         on       from mutual        of
Sub-accounts                     funds       charges      of expenses      (loss)    investments      funds      investments
------------                   ---------- -------------- -------------- -----------  ------------ ------------- --------------
American Beacon Holland Large
 Cap Growth Fund I             $       --  $  (768,243)    $  165,033   $  (603,210) $ 4,149,707   $ 6,662,809  $  (6,646,112)
Ariel Appreciation Fund         4,127,048   (5,170,715)     1,082,352        38,685   49,979,679    37,427,270   (116,938,796)
Ariel Fund                      2,894,869   (5,434,552)     1,158,085    (1,381,598)  38,333,656    57,058,040   (116,023,634)
AST Capital Appreciation
 Portfolio Class 3                     --       (1,974)            --        (1,974)      (5,097)       33,153        (29,541)
AST Government and Quality
 Bond Portfolio Class 3             2,478       (1,741)            --           737         (249)          704         (2,313)
Franklin Income Securities
 Fund                                  --       (2,160)            --        (2,160)         (75)           --         (8,245)
Invesco Balanced-Risk
 Commodity Strategy Fund R5            --   (2,502,474)            --    (2,502,474)  (6,043,524)           --    (40,164,147)
Invesco VI Comstock Fund
 Series II                          3,305       (1,375)            --         1,930       (3,430)          546        (13,439)
Invesco VI Growth and Income
 Fund Series II                     5,685       (1,540)            --         4,145      (10,068)       33,265        (40,311)
Lord Abbett Growth and Income
 Portfolio Class VC                   129          (38)            --            91           (1)          551           (419)
SAST Alliance Growth
 Portfolio Class 3                     --          (38)            --           (38)          --            --         (1,005)
SAST American Funds Asset
 Allocation Portfolio Class 3       1,180         (717)            --           463         (230)        6,492         (8,143)
SAST American Funds Global
 Growth Portfolio Class 3             734         (766)            --           (32)      (3,566)       12,763        (10,585)
SAST American Funds Growth
 Portfolio Class 3                  1,015         (827)            --           188       (2,075)        9,657         (5,283)
SAST American Funds
 Growth-Income Portfolio
 Class 3                              296         (373)            --           (77)      (1,081)        2,245           (898)
SAST Balanced Portfolio
 Class 3                               --          (62)            --           (62)          (3)           --           (914)
SAST Blue Chip Growth
 Portfolio Class 3                    125         (514)            --          (389)        (440)        1,187         (2,200)
SAST Capital Growth Portfolio
 Class 3                               --         (640)            --          (640)        (559)        3,578         (2,113)
SAST Cash Management
 Portfolio Class 3                     --         (320)            --          (320)          (1)           --            (91)
SAST Corporate Bond Portfolio
 Class 3                            9,944       (1,967)            --         7,977         (883)          835        (15,617)
SA Legg Mason BW Large Cap
 Value Class 3                        280         (862)            --          (582)      (2,153)       18,313        (19,868)
SAST Dogs of Wall Street
 Portfolio Class 3                  1,851         (785)            --         1,066       (1,518)        7,240         (5,962)
SAST Dynamic Allocation
 Portfolio Class 3                121,206      (75,256)            --        45,950         (853)       96,855       (741,531)
SAST Emerging Markets
 Portfolio Class 3                    680         (304)            --           376       (1,391)           --         (5,903)
SAST Equity Opportunities
 Portfolio Class 3                  1,532       (1,793)            --          (261)        (940)       18,150           (663)
SAST Foreign Value Portfolio
 Class 3                            1,541         (578)            --           963       (1,652)           --         (9,765)
SAST Global Bond Portfolio
 Class 3                               --         (714)            --          (714)         120           514         (1,055)
SAST Growth Opportunities
 Portfolio Class 3                     --          (72)            --           (72)          (9)        1,634         (1,842)
SAST Growth-Income Portfolio
 Class 3                            3,116       (1,422)            --         1,694       (2,227)        7,631        (11,252)
SAST High-Yield Bond
 Portfolio Class 3                  2,949         (416)            --         2,533         (829)           --         (6,916)
SAST International
 Diversified Equities
 Portfolio                          1,308         (531)            --           777       (1,230)           --         (6,120)
SAST Marsico Focused Growth
 Portfolio Class 3                     --         (555)            --          (555)      (1,001)        3,563         (4,629)
SAST MFS Massachusetts
 Investors Trust Portfolio          1,226       (1,476)            --          (250)      (2,159)        9,783        (13,792)
SAST MFS Total Return
 Portfolio Class 3                    224         (104)            --           120           (9)           --           (223)
SAST Mid-Cap Growth Portfolio
 Class 3                               --         (366)            --          (366)        (855)        4,046         (6,780)
SAST Protected Asset
 Allocation SAST Portfolio
 Class 3                               --      (19,195)            --       (19,195)      (2,229)           --        (12,201)
SAST Real Estate Portfolio
 Class 3                               96          (43)            --            53           (9)          594           (441)
SAST Small & Mid Cap Value
 Portfolio Class 3                    176         (415)            --          (239)      (2,219)        8,062        (11,446)
SAST Small Company Value
 Portfolio Class 3                     38         (402)            --          (364)        (968)        4,764         (7,315)
SAST SunAmerica Dynamic
 Strategy Portfolio Class 3        89,734      (71,624)            --        18,110         (918)       13,666       (574,705)
SAST Technology Portfolio
 Class 3                               --          (37)            --           (37)        (452)           --            (35)
SAST Telecom Utility
 Portfolio Class 3                     --           (1)            --            (1)          --            --             81
SAST Total Return Bond
 Portfolio Class 3                  4,480       (2,771)            --         1,709         (332)       11,406        (18,649)
SAST VCP Total Return
 Balanced Portfolio                    --      (13,385)            --       (13,385)        (397)          502        (73,464)
SAST VCP Value Portfolio            5,094      (17,001)            --       (11,907)      (2,747)           --        (89,042)
SST Allocation Balanced
 Portfolio Class 3                    778         (349)            --           429          (11)        4,006         (6,127)
SST Allocation Growth
 Portfolio Class 3                  2,785         (760)            --         2,025          (27)           --         (4,972)
SST Allocation Moderate
 Growth Portfolio Class 3           6,715       (3,161)            --         3,554         (181)       38,967        (63,745)
SST Allocation Moderate
 Portfolio Class 3                    450         (155)            --           295           (7)        2,395         (3,337)
SST Real Return Portfolio
 Class 3                            4,473         (694)            --         3,779          (99)           --         (5,505)
SunAmerica 2020 High
 Watermark Fund                   233,757     (109,048)            --       124,709      138,628            --       (240,016)
T Rowe Price Retirement 2015
 Fund                              30,892      (11,444)            --        19,448      (30,489)       54,061       (106,236)
T Rowe Price Retirement 2020
 Fund                             103,600      (27,474)            --        76,126       (7,079)      186,157       (420,847)
T Rowe Price Retirement 2025
 Fund                              67,436      (17,756)            --        49,680       (4,514)      136,339       (288,777)
T Rowe Price Retirement 2030
 Fund                              65,071      (20,229)            --        44,842        3,536       172,123       (355,085)
T Rowe Price Retirement 2035
 Fund                              36,840      (12,378)            --        24,462        2,461       117,889       (231,031)
T Rowe Price Retirement 2040
 Fund                              39,127      (11,901)            --        27,226        3,223       150,713       (239,055)
T Rowe Price Retirement 2045
 Fund                              19,097       (6,739)            --        12,358      (15,091)       72,455       (119,514)
T Rowe Price Retirement 2050
 Fund                              11,496       (4,651)            --         6,845      (13,284)       38,702        (78,164)
T Rowe Price Retirement 2055
 Fund                               5,670       (2,464)            --         3,206         (624)       16,820        (32,991)
T Rowe Price Retirement 2060
 Fund                               4,039       (1,385)            --         2,654      (22,310)        2,693         (2,765)

                                 Increase
                               (decrease) in
                                net assets
                                 resulting
                                   from
Sub-accounts                    operations
------------                   -------------
American Beacon Holland Large
 Cap Growth Fund I             $  3,563,194
Ariel Appreciation Fund         (29,493,162)
Ariel Fund                      (22,013,536)
AST Capital Appreciation
 Portfolio Class 3                   (3,459)
AST Government and Quality
 Bond Portfolio Class 3              (1,121)
Franklin Income Securities
 Fund                               (10,480)
Invesco Balanced-Risk
 Commodity Strategy Fund R5     (48,710,145)
Invesco VI Comstock Fund
 Series II                          (14,393)
Invesco VI Growth and Income
 Fund Series II                     (12,969)
Lord Abbett Growth and Income
 Portfolio Class VC                     222
SAST Alliance Growth
 Portfolio Class 3                   (1,043)
SAST American Funds Asset
 Allocation Portfolio Class 3        (1,418)
SAST American Funds Global
 Growth Portfolio Class 3            (1,420)
SAST American Funds Growth
 Portfolio Class 3                    2,487
SAST American Funds
 Growth-Income Portfolio
 Class 3                                189
SAST Balanced Portfolio
 Class 3                               (979)
SAST Blue Chip Growth
 Portfolio Class 3                   (1,842)
SAST Capital Growth Portfolio
 Class 3                                266
SAST Cash Management
 Portfolio Class 3                     (412)
SAST Corporate Bond Portfolio
 Class 3                             (7,688)
SA Legg Mason BW Large Cap
 Value Class 3                       (4,290)
SAST Dogs of Wall Street
 Portfolio Class 3                      826
SAST Dynamic Allocation
 Portfolio Class 3                 (599,579)
SAST Emerging Markets
 Portfolio Class 3                   (6,918)
SAST Equity Opportunities
 Portfolio Class 3                   16,286
SAST Foreign Value Portfolio
 Class 3                            (10,454)
SAST Global Bond Portfolio
 Class 3                             (1,135)
SAST Growth Opportunities
 Portfolio Class 3                     (289)
SAST Growth-Income Portfolio
 Class 3                             (4,154)
SAST High-Yield Bond
 Portfolio Class 3                   (5,212)
SAST International
 Diversified Equities
 Portfolio                           (6,573)
SAST Marsico Focused Growth
 Portfolio Class 3                   (2,622)
SAST MFS Massachusetts
 Investors Trust Portfolio           (6,418)
SAST MFS Total Return
 Portfolio Class 3                     (112)
SAST Mid-Cap Growth Portfolio
 Class 3                             (3,955)
SAST Protected Asset
 Allocation SAST Portfolio
 Class 3                            (33,625)
SAST Real Estate Portfolio
 Class 3                                197
SAST Small & Mid Cap Value
 Portfolio Class 3                   (5,842)
SAST Small Company Value
 Portfolio Class 3                   (3,883)
SAST SunAmerica Dynamic
 Strategy Portfolio Class 3        (543,847)
SAST Technology Portfolio
 Class 3                               (524)
SAST Telecom Utility
 Portfolio Class 3                       80
SAST Total Return Bond
 Portfolio Class 3                   (5,866)
SAST VCP Total Return
 Balanced Portfolio                 (86,744)
SAST VCP Value Portfolio           (103,696)
SST Allocation Balanced
 Portfolio Class 3                   (1,703)
SST Allocation Growth
 Portfolio Class 3                   (2,974)
SST Allocation Moderate
 Growth Portfolio Class 3           (21,405)
SST Allocation Moderate
 Portfolio Class 3                     (654)
SST Real Return Portfolio
 Class 3                             (1,825)
SunAmerica 2020 High
 Watermark Fund                      23,321
T Rowe Price Retirement 2015
 Fund                               (63,216)
T Rowe Price Retirement 2020
 Fund                              (165,643)
T Rowe Price Retirement 2025
 Fund                              (107,272)
T Rowe Price Retirement 2030
 Fund                              (134,584)
T Rowe Price Retirement 2035
 Fund                               (86,219)
T Rowe Price Retirement 2040
 Fund                               (57,893)
T Rowe Price Retirement 2045
 Fund                               (49,792)
T Rowe Price Retirement 2050
 Fund                               (45,901)
T Rowe Price Retirement 2055
 Fund                               (13,589)
T Rowe Price Retirement 2060
 Fund                               (19,728)

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                                                  Net change in
                                           Mortality and                                                            unrealized
                                Dividends   expense risk                     Net      Net realized  Capital gain   appreciation
                                  from          and                       investment  gain (loss)   distributions (depreciation)
                                 mutual    administrative Reimbursements    income         on        from mutual        of
Sub-accounts                      funds       charges      of expenses      (loss)    investments       funds      investments
------------                   ----------- -------------- -------------- -----------  ------------  ------------- --------------
VALIC Co. I Asset Allocation
 Fund                          $ 3,608,630  $ (1,696,832)   $       --   $ 1,911,798  $  3,811,329  $ 10,527,957  $ (18,499,201)
VALIC Co. I Blue Chip Growth
 Fund                                   --    (5,567,851)           --    (5,567,851)   25,697,399    51,262,709    (17,800,225)
VALIC Co. I Broad Cap Value
 Income Fund                       833,847      (481,004)           --       352,843     3,990,173     1,544,379     (6,767,955)
VALIC Co. I Capital
 Conservation Fund               3,417,885    (1,617,167)           --     1,800,718     1,231,223            --     (4,230,513)
VALIC Co. I Core Equity Fund     2,460,948    (2,462,961)           --        (2,013)   17,333,667            --    (24,146,103)
VALIC Co. I Dividend Value
 Fund                           12,841,824    (5,755,065)           --     7,086,759    55,452,192    39,041,697   (108,933,557)
VALIC Co. I Dynamic
 Allocation Fund                        --    (2,749,394)           --    (2,749,394)    2,291,321            --    (14,400,057)
VALIC Co. I Emerging
 Economies Fund                 12,933,124    (5,471,298)           --     7,461,826    11,623,317            --   (107,532,624)
VALIC Co. I Foreign Value Fund  22,917,266    (8,036,775)           --    14,880,491    27,609,717            --   (105,274,526)
VALIC Co. I Global Real
 Estate Fund                    10,408,207    (3,934,273)           --     6,473,934    15,485,855    10,493,453    (36,379,545)
VALIC Co. I Global Social
 Awareness Fund                  8,156,084    (3,587,908)           --     4,568,176    27,412,862            --    (34,986,568)
VALIC Co. I Global Strategy
 Fund                           13,495,609    (4,646,800)           --     8,848,809    12,983,423    15,821,652    (64,880,406)
VALIC Co. I Government
 Securities Fund                 2,495,469    (1,029,143)           --     1,466,326       146,970            --     (1,723,826)
VALIC Co. I Growth & Income
 Fund                            1,070,810    (1,071,041)           --          (231)    6,053,796            --     (7,195,457)
VALIC Co. I Growth Fund          5,906,799    (9,380,538)           --    (3,473,739)   63,683,389   110,663,368   (150,508,745)
VALIC Co. I Health Sciences
 Fund                                   --    (8,555,937)           --    (8,555,937)   23,457,831   105,211,129    (35,909,487)
VALIC Co. I Inflation
 Protected Fund                  8,510,455    (4,278,552)           --     4,231,903     7,682,766       847,131    (30,157,547)
VALIC Co. I International
 Equities Index Fund            31,716,243    (8,780,241)           --    22,936,002    47,612,545            --    (90,424,129)
VALIC Co. I International
 Government Bond Fund            4,172,576    (1,552,573)           --     2,620,003    (4,181,697)      445,297     (5,856,702)
VALIC Co. I International
 Growth Fund                     7,492,288    (4,566,734)           --     2,925,554    29,125,585     3,322,272    (39,570,797)
VALIC Co. I Large Cap Core
 Fund                            1,745,236    (1,556,976)           --       188,260    10,498,403    24,579,298    (31,615,999)
VALIC Co. I Large Capital
 Growth Fund                     2,214,623    (3,811,238)           --    (1,596,615)   15,030,674    71,093,272    (87,883,368)
VALIC Co. I Mid Cap Index Fund  31,770,840   (29,722,666)           --     2,048,174   157,514,199   173,202,309   (433,385,402)
VALIC Co. I Mid Cap Strategic
 Growth Fund                            --    (2,475,582)           --    (2,475,582)   21,459,298    38,376,225    (65,576,678)
VALIC Co. I Money Market I
 Fund                               32,457    (3,072,531)           --    (3,040,074)           --            --             --
VALIC Co. I Nasdaq-100 Index
 Fund                            2,470,182    (2,667,738)           --      (197,556)   12,966,838     2,969,410      5,495,966
VALIC Co. I Science &
 Technology Fund                        --    (8,899,897)           --    (8,899,897)   61,454,342    95,878,690    (85,700,551)
VALIC Co. I Small Cap
 Aggressive Growth Fund                 --    (1,104,118)           --    (1,104,118)    4,789,490    22,125,679    (26,401,769)
VALIC Co. I Small Cap Fund              --    (3,277,460)           --    (3,277,460)   25,742,971    53,006,575    (93,632,225)
VALIC Co. I Small Cap Index
 Fund                           10,854,892    (9,687,891)           --     1,167,001    78,835,894    55,921,291   (188,166,067)
VALIC Co. I Small Cap Special
 Values Fund                     2,057,855    (1,992,115)           --        65,740    15,770,860    16,341,316    (42,592,990)
VALIC Co. I Small Mid Growth
 Fund                                   --    (1,203,328)           --    (1,203,328)    7,412,354    27,361,029    (35,241,086)
VALIC Co. I Stock Index Fund    67,339,107   (38,883,131)           --    28,455,976   216,295,785   151,509,894   (390,410,486)
VALIC Co. I Value Fund           1,485,792      (934,054)           --       551,738     7,250,076            --    (11,797,452)
VALIC Co. II Aggressive
 Growth Lifestyle Fund           8,383,526    (5,105,938)    1,315,686     4,593,274    14,972,290    37,795,753    (65,614,192)
VALIC Co. II Capital
 Appreciation Fund                 130,988      (390,459)      101,171      (158,300)    3,972,526            --     (1,793,478)
VALIC Co. II Conservative
 Growth Lifestyle Fund           7,237,648    (3,232,436)      822,148     4,827,360     4,333,467    14,559,242    (30,505,695)
VALIC Co. II Core Bond Fund     16,142,480    (7,758,434)    1,998,806    10,382,852     1,890,603            --    (21,669,904)
VALIC Co. II High Yield Bond
 Fund                           16,557,431    (3,469,656)      884,435    13,972,210     8,970,044            --    (39,944,300)
VALIC Co. II International
 Opportunities Fund              7,370,676    (5,664,457)    1,461,572     3,167,791    22,003,132            --     18,360,482
VALIC Co. II Large Cap Value
 Fund                            2,507,491    (1,804,372)      463,299     1,166,418    11,552,631            --    (19,181,678)
VALIC Co. II Mid Cap Growth
 Fund                                   --    (1,300,629)      333,212      (967,417)    7,652,053    19,505,006    (28,658,393)
VALIC Co. II Mid Cap Value
 Fund                            1,758,921    (8,236,004)    2,156,022    (4,321,061)   43,670,463    84,703,647   (143,229,008)
VALIC Co. II Moderate Growth
 Lifestyle Fund                 14,632,312    (7,937,970)    2,031,923     8,726,265    15,916,403    46,004,251    (84,298,061)
VALIC Co. II Money Market II
 Fund                               15,865    (1,503,651)      392,962    (1,094,824)           (1)           --              1
VALIC Co. II Small Cap Growth
 Fund                                   --      (844,252)      219,459      (624,793)    2,551,231     9,489,334    (13,118,410)
VALIC Co. II Small Cap Value
 Fund                            2,930,214    (4,689,922)    1,222,315      (537,393)   50,361,086    64,706,200   (148,437,088)
VALIC Co. II Socially
 Responsible Fund                8,096,840    (7,071,149)    1,833,731     2,859,422    21,766,367            --    (22,178,422)
VALIC Co. II Strategic Bond
 Fund                           21,451,902    (5,834,553)    1,495,442    17,112,791    10,344,323     5,446,655    (48,177,390)
Vanguard LifeStrategy
 Conservative Growth Fund        1,805,443    (1,045,564)           --       759,879     2,275,524       833,106     (5,087,430)
Vanguard LifeStrategy Growth
 Fund                            4,401,309    (2,613,577)           --     1,787,732     7,896,883     4,651,085    (19,317,371)
Vanguard LifeStrategy
 Moderate Growth Fund            4,744,710    (2,797,553)           --     1,947,157     7,622,301     3,657,097    (17,332,441)
Vanguard Long-Term
 Investment-Grade Fund          13,057,629    (3,709,133)      758,098    10,106,594     3,306,216     4,683,747    (29,209,634)
Vanguard Long-Term Treasury
 Fund                            6,950,830    (3,031,373)      629,358     4,548,815     2,539,932     6,161,628    (19,530,896)
Vanguard Wellington Fund        46,048,453   (21,545,552)           --    24,502,901    46,661,295    62,926,768   (154,742,332)
Vanguard Windsor II Fund        38,215,220   (21,281,080)           --    16,934,140    76,541,969    86,651,691   (256,859,923)

                                 Increase
                               (decrease) in
                                net assets
                                 resulting
                                   from
Sub-accounts                    operations
------------                   -------------
VALIC Co. I Asset Allocation
 Fund                          $  (2,248,117)
VALIC Co. I Blue Chip Growth
 Fund                             53,592,032
VALIC Co. I Broad Cap Value
 Income Fund                        (880,560)
VALIC Co. I Capital
 Conservation Fund                (1,198,572)
VALIC Co. I Core Equity Fund      (6,814,449)
VALIC Co. I Dividend Value
 Fund                             (7,352,909)
VALIC Co. I Dynamic
 Allocation Fund                 (14,858,130)
VALIC Co. I Emerging
 Economies Fund                  (88,447,481)
VALIC Co. I Foreign Value Fund   (62,784,318)
VALIC Co. I Global Real
 Estate Fund                      (3,926,303)
VALIC Co. I Global Social
 Awareness Fund                   (3,005,530)
VALIC Co. I Global Strategy
 Fund                            (27,226,522)
VALIC Co. I Government
 Securities Fund                    (110,530)
VALIC Co. I Growth & Income
 Fund                             (1,141,892)
VALIC Co. I Growth Fund           20,364,273
VALIC Co. I Health Sciences
 Fund                             84,203,536
VALIC Co. I Inflation
 Protected Fund                  (17,395,747)
VALIC Co. I International
 Equities Index Fund             (19,875,582)
VALIC Co. I International
 Government Bond Fund             (6,973,099)
VALIC Co. I International
 Growth Fund                      (4,197,386)
VALIC Co. I Large Cap Core
 Fund                              3,649,962
VALIC Co. I Large Capital
 Growth Fund                      (3,356,037)
VALIC Co. I Mid Cap Index Fund  (100,620,720)
VALIC Co. I Mid Cap Strategic
 Growth Fund                      (8,216,737)
VALIC Co. I Money Market I
 Fund                             (3,040,074)
VALIC Co. I Nasdaq-100 Index
 Fund                             21,234,658
VALIC Co. I Science &
 Technology Fund                  62,732,584
VALIC Co. I Small Cap
 Aggressive Growth Fund             (590,718)
VALIC Co. I Small Cap Fund       (18,160,139)
VALIC Co. I Small Cap Index
 Fund                            (52,241,881)
VALIC Co. I Small Cap Special
 Values Fund                     (10,415,074)
VALIC Co. I Small Mid Growth
 Fund                             (1,671,031)
VALIC Co. I Stock Index Fund       5,851,169
VALIC Co. I Value Fund            (3,995,638)
VALIC Co. II Aggressive
 Growth Lifestyle Fund            (8,252,875)
VALIC Co. II Capital
 Appreciation Fund                 2,020,748
VALIC Co. II Conservative
 Growth Lifestyle Fund            (6,785,626)
VALIC Co. II Core Bond Fund       (9,396,449)
VALIC Co. II High Yield Bond
 Fund                            (17,002,046)
VALIC Co. II International
 Opportunities Fund               43,531,405
VALIC Co. II Large Cap Value
 Fund                             (6,462,629)
VALIC Co. II Mid Cap Growth
 Fund                             (2,468,751)
VALIC Co. II Mid Cap Value
 Fund                            (19,175,959)
VALIC Co. II Moderate Growth
 Lifestyle Fund                  (13,651,142)
VALIC Co. II Money Market II
 Fund                             (1,094,824)
VALIC Co. II Small Cap Growth
 Fund                             (1,702,638)
VALIC Co. II Small Cap Value
 Fund                            (33,907,195)
VALIC Co. II Socially
 Responsible Fund                  2,447,367
VALIC Co. II Strategic Bond
 Fund                            (15,273,621)
Vanguard LifeStrategy
 Conservative Growth Fund         (1,218,921)
Vanguard LifeStrategy Growth
 Fund                             (4,981,671)
Vanguard LifeStrategy
 Moderate Growth Fund             (4,105,886)
Vanguard Long-Term
 Investment-Grade Fund           (11,113,077)
Vanguard Long-Term Treasury
 Fund                             (6,280,521)
Vanguard Wellington Fund         (20,651,368)
Vanguard Windsor II Fund         (76,732,123)

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2015

                                                                   Net Asset    Value of
                                                                     Value   Shares at Fair Cost of Shares
Sub-accounts                                              Shares   Per Share     Value           Held      Level /(1)/
------------                                            ---------- --------- -------------- -------------- ----------
American Beacon Holland Large Cap Growth Fund I          2,631,406  $24.38    $ 64,153,683   $ 57,079,049      1
Ariel Appreciation Fund                                  8,310,157   45.08     374,621,879    340,589,005      1
Ariel Fund                                               7,054,924   59.43     419,274,106    293,075,592      1
AST Capital Appreciation Portfolio Class 3                  10,308   40.67         419,241        448,781      1
AST Government and Quality Bond Portfolio Class 3           21,551   14.93         321,685        323,998      1
Franklin Income Securities Fund                             33,117   14.20         470,259        478,504      1
Invesco Balanced-Risk Commodity Strategy Fund R5        39,373,388    6.24     245,689,941    368,924,360      1
Invesco VI Comstock Fund Series II                          15,151   17.51         265,303        278,742      1
Invesco VI Growth and Income Fund Series II                 15,042   19.57         294,368        334,680      1
Lord Abbett Growth and Income Portfolio Class VC               315   32.21          10,147         10,567      1
SAST Alliance Growth Portfolio Class 3                       1,773   40.01          70,932         71,937      1
SAST American Funds Asset Allocation Portfolio Class 3       6,880   13.05          89,751         97,893      1
SAST American Funds Global Growth Portfolio Class 3         12,486   13.29         165,932        176,517      1
SAST American Funds Growth Portfolio Class 3                13,291   14.43         191,834        197,118      1
SAST American Funds Growth-Income Portfolio Class 3          6,949   13.63          94,720         95,618      1
SAST Balanced Portfolio Class 3                              5,961   18.77         111,895        112,809      1
SAST Blue Chip Growth Portfolio Class 3                     10,584   10.27         108,678        110,878      1
SAST Capital Growth Portfolio Class 3                        9,543   13.25         126,402        128,515      1
SAST Cash Management Portfolio Class 3                       4,952   10.34          51,222         51,313      1
SAST Corporate Bond Portfolio Class 3                       26,624   12.73         339,016        354,633      1
SA Legg Mason BW Large Cap Value Class 3                     7,305   23.24         169,776        189,645      1
SAST Dogs of Wall Street Portfolio Class 3                  14,018   12.36         173,246        179,208      1
SAST Dynamic Allocation Portfolio Class 3                1,788,597   11.87      21,227,835     21,969,373      1
SAST Emerging Markets Portfolio Class 3                      9,143    6.04          55,196         61,098      1
SAST Equity Opportunities Portfolio Class 3                 24,843   18.66         463,457        464,120      1
SAST Foreign Value Portfolio Class 3                         7,397   14.62         108,148        117,913      1
SAST Global Bond Portfolio Class 3                          13,937   10.53         146,688        147,744      1
SAST Growth Opportunities Portfolio Class 3                  2,740    7.56          20,723         22,564      1
SAST Growth-Income Portfolio Class 3                         9,356   29.68         277,641        288,893      1
SAST High-Yield Bond Portfolio Class 3                      16,310    5.17          84,312         91,227      1
SAST International Diversified Equities Portfolio           11,102    9.07         100,711        106,831      1
SAST Marsico Focused Growth Portfolio Class 3                8,849   12.25         108,366        112,994      1
SAST MFS Massachusetts Investors Trust Portfolio            13,986   20.58         287,880        301,673      1
SAST MFS Total Return Portfolio Class 3                      3,001   18.72          56,180         56,403      1
SAST Mid-Cap Growth Portfolio Class 3                        3,303   16.36          54,015         60,796      1
SAST Protected Asset Allocation SAST Portfolio Class 3     417,676   12.22       5,105,812      5,118,014      1
SAST Real Estate Portfolio Class 3                             830   14.81          12,294         12,735      1
SAST Small & Mid Cap Value Portfolio Class 3                 4,851   15.82          76,754         88,199      1
SAST Small Company Value Portfolio Class 3                   3,731   21.10          78,711         86,026      1
SAST SunAmerica Dynamic Strategy Portfolio Class 3       1,579,481   11.90      18,800,015     19,374,729      1
SAST Technology Portfolio Class 3                            5,672    4.87          27,645         27,680      1
SAST Telecom Utility Portfolio Class 3                         122   12.96           1,580          1,499      1
SAST Total Return Bond Portfolio Class 3                    67,804    8.62         584,142        602,792      1
SAST VCP Total Return Balanced Portfolio                   356,955   10.42       3,718,548      3,792,013      1
SAST VCP Value Portfolio                                   386,517   11.42       4,413,176      4,502,219      1
SST Allocation Balanced Portfolio Class 3                    5,271   11.06          58,297         64,423      1
SST Allocation Growth Portfolio Class 3                     15,474   12.53         193,914        198,885      1
SST Allocation Moderate Growth Portfolio Class 3            40,508   11.96         484,576        548,320      1
SST Allocation Moderate Portfolio Class 3                    2,997   11.49          34,448         37,787      1
SST Real Return Portfolio Class 3                           14,196    9.28         131,683        137,189      1
SunAmerica 2020 High Watermark Fund                        904,011    8.86       8,009,536      8,561,807      1
T Rowe Price Retirement 2015 Fund                          145,603   13.64       1,986,020      2,092,255      1
T Rowe Price Retirement 2020 Fund                          341,852   19.56       6,686,624      7,107,470      1
T Rowe Price Retirement 2025 Fund                          330,032   14.88       4,910,881      5,199,658      1
T Rowe Price Retirement 2030 Fund                          227,866   21.65       4,933,291      5,288,375      1
T Rowe Price Retirement 2035 Fund                          203,997   15.73       3,208,880      3,439,911      1
T Rowe Price Retirement 2040 Fund                          157,659   22.41       3,533,149      3,772,203      1
T Rowe Price Retirement 2045 Fund                          127,934   15.08       1,929,251      2,048,764      1
T Rowe Price Retirement 2050 Fund                           83,881   12.64       1,060,251      1,138,415      1
T Rowe Price Retirement 2055 Fund                           42,382   12.64         535,706        568,696      1
T Rowe Price Retirement 2060 Fund                           45,428    9.65         438,378        441,142      1

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2015

                                                             Net Asset    Value of
                                                               Value   Shares at Fair Cost of Shares
Sub-accounts                                       Shares    Per Share     Value           Held      Level /(1)/
------------                                     ----------- --------- -------------- -------------- ----------
VALIC Co. I Asset Allocation Fund                 13,942,167  $11.82   $  164,796,419 $  153,929,948     1
VALIC Co. I Blue Chip Growth Fund                 31,966,003   18.60      594,567,664    313,263,242     1
VALIC Co. I Broad Cap Value Income Fund            3,049,168   15.05       45,889,980     38,475,789     1
VALIC Co. I Capital Conservation Fund             16,587,543    9.85      163,387,299    164,109,421     1
VALIC Co. I Core Equity Fund                      12,147,932   19.44      236,155,805    117,171,373     1
VALIC Co. I Dividend Value Fund                   40,708,861   12.86      523,515,957    458,328,069     1
VALIC Co. I Dynamic Allocation Fund               22,221,586   11.28      250,659,487    249,766,464     1
VALIC Co. I Emerging Economies Fund               79,780,814    6.29      501,821,319    610,899,867     1
VALIC Co. I Foreign Value Fund                    83,025,008    8.85      734,771,317    621,165,384     1
VALIC Co. I Global Real Estate Fund               43,252,140    8.41      363,750,494    354,019,661     1
VALIC Co. I Global Social Awareness Fund          16,822,639   20.92      351,929,610    245,508,451     1
VALIC Co. I Global Strategy Fund                  36,242,220   12.34      447,228,997    392,334,073     1
VALIC Co. I Government Securities Fund             9,486,066   10.80      102,449,517    102,673,771     1
VALIC Co. I Growth & Income Fund                   5,591,754   19.12      106,914,336     62,140,499     1
VALIC Co. I Growth Fund                           59,992,856   16.21      972,484,202    619,453,101     1
VALIC Co. I Health Sciences Fund                  35,758,993   25.40      908,278,425    555,083,310     1
VALIC Co. I Inflation Protected Fund              41,343,344   10.56      436,585,715    453,179,321     1
VALIC Co. I International Equities Index Fund    134,240,243    6.45      865,849,564    842,120,491     1
VALIC Co. I International Government Bond Fund    13,359,199   11.04      147,485,555    164,174,203     1
VALIC Co. I International Growth Fund             34,271,865   13.00      445,534,239    332,859,749     1
VALIC Co. I Large Cap Core Fund                   11,432,070   13.53      154,675,909    131,437,387     1
VALIC Co. I Large Capital Growth Fund             30,826,660   12.34      380,400,978    297,002,174     1
VALIC Co. I Mid Cap Index Fund                   107,628,504   26.37    2,838,163,642  1,832,508,333     1
VALIC Co. I Mid Cap Strategic Growth Fund         16,527,389   14.29      236,176,392    164,295,262     1
VALIC Co. I Money Market I Fund                  321,367,937    1.00      321,367,936    321,367,936     1
VALIC Co. I Nasdaq-100 Index Fund                 27,259,783   10.60      288,953,700    180,410,869     1
VALIC Co. I Science & Technology Fund             35,030,820   26.69      934,972,590    397,075,869     1
VALIC Co. I Small Cap Aggressive Growth Fund       8,648,662   13.34      115,373,145    112,123,451     1
VALIC Co. I Small Cap Fund                        23,332,640   12.98      302,857,664    188,567,582     1
VALIC Co. I Small Cap Index Fund                  47,005,816   19.51      917,083,475    567,275,455     1
VALIC Co. I Small Cap Special Values Fund         14,954,795   12.79      191,271,822    108,336,992     1
VALIC Co. I Small Mid Growth Fund                  9,554,342   12.60      120,384,704     93,348,090     1
VALIC Co. I Stock Index Fund                     107,711,055   35.88    3,864,672,652  2,400,398,772     1
VALIC Co. I Value Fund                             6,220,448   14.53       90,383,111     54,716,306     1
VALIC Co. II Aggressive Growth Lifestyle Fund     47,480,201   10.73      509,462,561    441,418,410     1
VALIC Co. II Capital Appreciation Fund             2,316,498   17.16       39,751,105     24,046,498     1
VALIC Co. II Conservative Growth Lifestyle Fund   26,630,986   11.86      315,843,499    322,886,003     1
VALIC Co. II Core Bond Fund                       85,613,443   10.88      931,474,257    937,967,351     1
VALIC Co. II High Yield Bond Fund                 50,277,224    7.12      357,973,834    378,152,618     1
VALIC Co. II International Opportunities Fund     38,318,543   15.58      597,002,902    431,390,220     1
VALIC Co. II Large Cap Value Fund                 10,139,128   17.29      175,305,531    103,552,093     1
VALIC Co. II Mid Cap Growth Fund                  14,951,349    8.67      129,628,199    122,239,547     1
VALIC Co. II Mid Cap Value Fund                   37,595,411   22.15      832,738,363    597,145,728     1
VALIC Co. II Moderate Growth Lifestyle Fund       56,296,446   14.11      794,342,847    727,496,291     1
VALIC Co. II Money Market II Fund                169,420,567    1.00      169,420,562    169,420,561     1
VALIC Co. II Small Cap Growth Fund                 5,450,230   15.02       81,862,462     80,588,721     1
VALIC Co. II Small Cap Value Fund                 30,793,122   13.84      426,176,811    371,985,893     1
VALIC Co. II Socially Responsible Fund            37,685,240   19.38      730,339,951    369,471,235     1
VALIC Co. II Strategic Bond Fund                  52,090,424   10.79      562,055,672    559,273,656     1
Vanguard LifeStrategy Conservative Growth Fund     4,648,524   17.84       82,929,678     80,533,524     1
Vanguard LifeStrategy Growth Fund                  7,539,421   27.26      205,524,623    155,045,950     1
Vanguard LifeStrategy Moderate Growth Fund         9,590,798   23.06      221,163,801    181,939,044     1
Vanguard Long-Term Investment-Grade Fund          23,623,329    9.90      233,870,957    249,941,871     1
Vanguard Long-Term Treasury Fund                  19,261,893   12.19      234,802,473    240,314,603     1
Vanguard Wellington Fund                          47,299,515   36.79    1,740,149,175  1,354,738,568     1
Vanguard Windsor II Fund                          49,465,321   33.50    1,657,088,241  1,143,173,010     1

(1) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                         Sub-accounts
                                 -------------------------------------------------------------------------------------------
                                  American                                                   AST                   Invesco
                                   Beacon                                                Government               Balanced-
                                   Holland                                  AST Capital  and Quality  Franklin      Risk
                                  Large Cap       Ariel                     Appreciation    Bond       Income     Commodity
                                   Growth      Appreciation                  Portfolio    Portfolio  Securities   Strategy
                                   Fund I          Fund        Ariel Fund     Class 3      Class 3      Fund       Fund R5
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                       $  (603,210) $      38,685  $  (1,381,598)   $ (1,974)   $    737    $ (2,160) $ (2,502,474)
   Net realized gain (loss)        4,149,707     49,979,679     38,333,656      (5,097)       (249)        (75)   (6,043,524)
   Capital gain distribution
    from mutual funds              6,662,809     37,427,270     57,058,040      33,153         704          --            --
   Change in net unrealized
    appreciation
    (depreciation) of
    investments                   (6,646,112)  (116,938,796)  (116,023,634)    (29,541)     (2,313)     (8,245)  (40,164,147)
                                 -----------  -------------  -------------    --------    --------    --------  ------------
     Increase (decrease) in
       net assets resulting
       from operations             3,563,194    (29,493,162)   (22,013,536)     (3,459)     (1,121)    (10,480)  (48,710,145)
                                 -----------  -------------  -------------    --------    --------    --------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received From
    Contract Owners                1,849,029     21,559,738     16,665,283     421,846     320,561     398,018    19,777,247
   Surrenders Of Accumulation
    Units By Terminations And
    Withdrawals,                  (6,091,872)   (35,475,950)   (39,649,691)       (699)     (1,385)     (3,625)  (23,825,383)
   Annuity Benefit Payments           (1,293)       (13,871)       (15,359)         --          --          --        (3,313)
   Transfers Between
    Subaccounts (including
    fixed account), Net           (2,360,742)   (51,149,676)   (18,446,960)      1,553       3,630      86,346    46,902,512
   Contract Maintenance Charge        (3,702)       (40,394)       (49,392)         --          --          --       (41,430)
   Adjustments to Net Assets
    Allocated to Contracts in
    Payout Period                         65        (17,454)         2,561          --          --          --           (63)
                                 -----------  -------------  -------------    --------    --------    --------  ------------
     Increase (decrease) in
       net assets resulting
       from principal
       transactions               (6,608,515)   (65,137,607)   (41,493,558)    422,700     322,806     480,739    42,809,570
                                 -----------  -------------  -------------    --------    --------    --------  ------------
Increase (decrease) in net
 assets                           (3,045,321)   (94,630,769)   (63,507,094)    419,241     321,685     470,259    (5,900,575)
Net assets at beginning of
 period                           67,190,756    469,227,308    482,737,843          --          --          --   251,572,844
                                 -----------  -------------  -------------    --------    --------    --------  ------------
Net assets at end of period      $64,145,435  $ 374,596,539  $ 419,230,749    $419,241    $321,685    $470,259  $245,672,269
                                 ===========  =============  =============    ========    ========    ========  ============
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                       $  (643,411) $    (944,201) $  (1,647,829)   $     --    $     --    $     --  $ (2,468,960)
   Net realized gain (loss)        4,632,685     28,143,785     39,930,548          --          --          --    (4,570,933)
   Capital gain distribution
    from mutual funds              6,338,534     47,970,768     56,186,831          --          --          --            --
   Change in net unrealized
    appreciation
    (depreciation) of
    investments                   (6,298,280)   (44,016,385)   (50,272,170)         --          --          --   (39,879,947)
                                 -----------  -------------  -------------    --------    --------    --------  ------------
     Increase (decrease) in
       net assets resulting
       from operations             4,029,528     31,153,967     44,197,380          --          --          --   (46,919,840)
                                 -----------  -------------  -------------    --------    --------    --------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received From
    Contract Owners                2,623,965     29,566,537     16,570,205          --          --          --    20,797,353
   Surrenders Of Accumulation
    Units By Terminations And
    Withdrawals,                  (4,906,053)   (34,314,753)   (38,305,075)         --          --          --   (22,061,612)
   Annuity Benefit Payments           (1,252)       (13,731)       (14,659)         --          --          --        (4,655)
   Transfers Between
    Subaccounts (including
    fixed account), Net           (6,898,164)   (10,795,411)   (15,856,579)         --          --          --    56,997,137
   Contract Maintenance Charge        (3,951)       (42,960)       (51,963)         --          --          --       (41,467)
   Adjustments to Net Assets
    Allocated to Contracts in
    Payout Period                         52            432          2,422          --          --          --        (1,789)
                                 -----------  -------------  -------------    --------    --------    --------  ------------
     Increase (decrease) in
       net assets resulting
       from principal
       transactions               (9,185,403)   (15,599,886)   (37,655,649)         --          --          --    55,684,967
                                 -----------  -------------  -------------    --------    --------    --------  ------------
Increase (decrease) in net
 assets                           (5,155,875)    15,554,081      6,541,731          --          --          --     8,765,127
Net assets at beginning of
 period                           72,346,631    453,673,227    476,196,112          --          --          --   242,807,717
                                 -----------  -------------  -------------    --------    --------    --------  ------------
Net assets at end of period      $67,190,756  $ 469,227,308  $ 482,737,843    $     --    $     --    $     --  $251,572,844
                                 ===========  =============  =============    ========    ========    ========  ============

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                        Sub-accounts
                                           ---------------------------------------------------------------------
                                                                 Lord
                                                                Abbett                SAST      SAST
                                                      Invesco   Growth              American  American    SAST
                                            Invesco  VI Growth    and      SAST      Funds      Funds   American
                                              VI        and     Income   Alliance    Asset     Global     Funds
                                           Comstock   Income   Portfolio  Growth   Allocation  Growth    Growth
                                             Fund      Fund      Class   Portfolio Portfolio  Portfolio Portfolio
                                           Series II Series II    VC      Class 3   Class 3    Class 3   Class 3
FOR THE YEAR ENDED DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income (loss)            $  1,930  $  4,145   $    91   $   (38)  $   463   $    (32) $    188
   Net realized gain (loss)                  (3,430)  (10,068)       (1)       --      (230)    (3,566)   (2,075)
   Capital gain distribution from
    mutual funds                                546    33,265       551        --     6,492     12,763     9,657
   Change in net unrealized
    appreciation (depreciation) of
    investments                             (13,439)  (40,311)     (419)   (1,005)   (8,143)   (10,585)   (5,283)
                                           --------  --------   -------   -------   -------   --------  --------
     Increase (decrease) in net assets
       resulting from operations            (14,393)  (12,969)      222    (1,043)   (1,418)    (1,420)    2,487
                                           --------  --------   -------   -------   -------   --------  --------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                  275,593   302,974     9,978    71,855    87,058    165,781   189,013
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,            (1,169)   (1,354)       --        --        --       (519)     (352)
   Annuity Benefit Payments                      --        --        --        --        --         --        --
   Transfers Between Subaccounts
    (including fixed account), Net            5,272     5,717       (53)      120     4,111      2,090       686
   Contract Maintenance Charge                   --        --        --        --        --         --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --        --        --        --        --         --        --
                                           --------  --------   -------   -------   -------   --------  --------
     Increase (decrease) in net assets
       resulting from principal
       transactions                         279,696   307,337     9,925    71,975    91,169    167,352   189,347
                                           --------  --------   -------   -------   -------   --------  --------
Increase (decrease) in net assets           265,303   294,368    10,147    70,932    89,751    165,932   191,834
Net assets at beginning of period                --        --        --        --        --         --        --
                                           --------  --------   -------   -------   -------   --------  --------
Net assets at end of period                $265,303  $294,368   $10,147   $70,932   $89,751   $165,932  $191,834
                                           ========  ========   =======   =======   =======   ========  ========
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)            $     --  $     --   $    --   $    --   $    --   $     --  $     --
   Net realized gain (loss)                      --        --        --        --        --         --        --
   Capital gain distribution from
    mutual funds                                 --        --        --        --        --         --        --
   Change in net unrealized
    appreciation (depreciation) of
    investments                                  --        --        --        --        --         --        --
                                           --------  --------   -------   -------   -------   --------  --------
     Increase (decrease) in net assets
       resulting from operations                 --        --        --        --        --         --        --
                                           --------  --------   -------   -------   -------   --------  --------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                       --        --        --        --        --         --        --
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                --        --        --        --        --         --        --
   Annuity Benefit Payments                      --        --        --        --        --         --        --
   Transfers Between Subaccounts
    (including fixed account), Net               --        --        --        --        --         --        --
   Contract Maintenance Charge                   --        --        --        --        --         --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --        --        --        --        --         --        --
                                           --------  --------   -------   -------   -------   --------  --------
     Increase (decrease) in net assets
       resulting from principal
       transactions                              --        --        --        --        --         --        --
                                           --------  --------   -------   -------   -------   --------  --------
Increase (decrease) in net assets                --        --        --        --        --         --        --
Net assets at beginning of period                --        --        --        --        --         --        --
                                           --------  --------   -------   -------   -------   --------  --------
Net assets at end of period                $     --  $     --   $    --   $    --   $    --   $     --  $     --
                                           ========  ========   =======   =======   =======   ========  ========

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                        Sub-accounts
                                           ---------------------------------------------------------------------
                                             SAST                                                        SA Legg
                                           American              SAST                                     Mason
                                             Funds               Blue      SAST                 SAST       BW
                                            Growth-    SAST      Chip     Capital  SAST Cash  Corporate   Large
                                            Income   Balanced   Growth    Growth   Management   Bond       Cap
                                           Portfolio Portfolio Portfolio Portfolio Portfolio  Portfolio   Value
                                            Class 3   Class 3   Class 3   Class 3   Class 3    Class 3   Class 3
FOR THE YEAR ENDED DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income (loss)             $   (77) $    (62) $   (389) $   (640)  $  (320)  $  7,977  $   (582)
   Net realized gain (loss)                  (1,081)       (3)     (440)     (559)       (1)      (883)   (2,153)
   Capital gain distribution from
    mutual funds                              2,245        --     1,187     3,578        --        835    18,313
   Change in net unrealized
    appreciation (depreciation) of
    investments                                (898)     (914)   (2,200)   (2,113)      (91)   (15,617)  (19,868)
                                            -------  --------  --------  --------   -------   --------  --------
     Increase (decrease) in net assets
       resulting from operations                189      (979)   (1,842)      266      (412)    (7,688)   (4,290)
                                            -------  --------  --------  --------   -------   --------  --------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                   93,946   113,010    97,239   124,607    52,891    344,431   171,820
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,              (173)       --      (347)     (532)     (155)    (1,368)     (695)
   Annuity Benefit Payments                      --        --        --        --        --         --        --
   Transfers Between Subaccounts
    (including fixed account), Net              758      (136)   13,628     2,061    (1,102)     3,641     2,941
   Contract Maintenance Charge                   --        --        --        --        --         --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --        --        --        --        --         --        --
                                            -------  --------  --------  --------   -------   --------  --------
     Increase (decrease) in net assets
       resulting from principal
       transactions                          94,531   112,874   110,520   126,136    51,634    346,704   174,066
                                            -------  --------  --------  --------   -------   --------  --------
Increase (decrease) in net assets            94,720   111,895   108,678   126,402    51,222    339,016   169,776
Net assets at beginning of period                --        --        --        --        --         --        --
                                            -------  --------  --------  --------   -------   --------  --------
Net assets at end of period                 $94,720  $111,895  $108,678  $126,402   $51,222   $339,016  $169,776
                                            =======  ========  ========  ========   =======   ========  ========
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)             $    --  $     --  $     --  $     --   $    --   $     --  $     --
   Net realized gain (loss)                      --        --        --        --        --         --        --
   Capital gain distribution from
    mutual funds                                 --        --        --        --        --         --        --
   Change in net unrealized
    appreciation (depreciation) of
    investments                                  --        --        --        --        --         --        --
                                            -------  --------  --------  --------   -------   --------  --------
     Increase (decrease) in net assets
       resulting from operations                 --        --        --        --        --         --        --
                                            -------  --------  --------  --------   -------   --------  --------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                       --        --        --        --        --         --        --
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                --        --        --        --        --         --        --
   Annuity Benefit Payments                      --        --        --        --        --         --        --
   Transfers Between Subaccounts
    (including fixed account), Net               --        --        --        --        --         --        --
   Contract Maintenance Charge                   --        --        --        --        --         --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --        --        --        --        --         --        --
                                            -------  --------  --------  --------   -------   --------  --------
     Increase (decrease) in net assets
       resulting from principal
       transactions                              --        --        --        --        --         --        --
                                            -------  --------  --------  --------   -------   --------  --------
Increase (decrease) in net assets                --        --        --        --        --         --        --
Net assets at beginning of period                --        --        --        --        --         --        --
                                            -------  --------  --------  --------   -------   --------  --------
Net assets at end of period                 $    --  $     --  $     --  $     --   $    --   $     --  $     --
                                            =======  ========  ========  ========   =======   ========  ========

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                             Sub-accounts
                                           -------------------------------------------------------------------------------
                                             SAST
                                            Dogs of      SAST       SAST                    SAST      SAST        SAST
                                             Wall      Dynamic    Emerging   SAST Equity   Foreign   Global      Growth
                                            Street    Allocation   Markets  Opportunities   Value     Bond    Opportunities
                                           Portfolio  Portfolio   Portfolio   Portfolio   Portfolio Portfolio   Portfolio
                                            Class 3    Class 3     Class 3     Class 3     Class 3   Class 3     Class 3
FOR THE YEAR ENDED DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income (loss)            $  1,066  $    45,950   $   376    $   (261)   $    963  $   (714)    $   (72)
   Net realized gain (loss)                  (1,518)        (853)   (1,391)       (940)     (1,652)      120          (9)
   Capital gain distribution from
    mutual funds                              7,240       96,855        --      18,150          --       514       1,634
   Change in net unrealized
    appreciation (depreciation) of
    investments                              (5,962)    (741,531)   (5,903)       (663)     (9,765)   (1,055)     (1,842)
                                           --------  -----------   -------    --------    --------  --------     -------
     Increase (decrease) in net assets
       resulting from operations                826     (599,579)   (6,918)     16,286     (10,454)   (1,135)       (289)
                                           --------  -----------   -------    --------    --------  --------     -------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                  171,242   21,009,831    60,954     445,400     116,445   145,353      20,063
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,              (530)     (78,476)     (309)       (704)       (480)     (352)         --
   Annuity Benefit Payments                      --           --        --          --          --        --          --
   Transfers Between Subaccounts
    (including fixed account), Net            1,708      896,067     1,469       2,475       2,637     2,822         949
   Contract Maintenance Charge                   --           --        --          --          --        --          --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --           --        --          --          --        --          --
                                           --------  -----------   -------    --------    --------  --------     -------
     Increase (decrease) in net assets
       resulting from principal
       transactions                         172,420   21,827,422    62,114     447,171     118,602   147,823      21,012
                                           --------  -----------   -------    --------    --------  --------     -------
Increase (decrease) in net assets           173,246   21,227,843    55,196     463,457     108,148   146,688      20,723
Net assets at beginning of period                --           --        --          --          --        --          --
                                           --------  -----------   -------    --------    --------  --------     -------
Net assets at end of period                $173,246  $21,227,843   $55,196    $463,457    $108,148  $146,688     $20,723
                                           ========  ===========   =======    ========    ========  ========     =======
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)            $     --  $        --   $    --    $     --    $     --  $     --     $    --
   Net realized gain (loss)                      --           --        --          --          --        --          --
   Capital gain distribution from
    mutual funds                                 --           --        --          --          --        --          --
   Change in net unrealized
    appreciation (depreciation) of
    investments                                  --           --        --          --          --        --          --
                                           --------  -----------   -------    --------    --------  --------     -------
     Increase (decrease) in net assets
       resulting from operations                 --           --        --          --          --        --          --
                                           --------  -----------   -------    --------    --------  --------     -------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                       --           --        --          --          --        --          --
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                --           --        --          --          --        --          --
   Annuity Benefit Payments                      --           --        --          --          --        --          --
   Transfers Between Subaccounts
    (including fixed account), Net               --           --        --          --          --        --          --
   Contract Maintenance Charge                   --           --        --          --          --        --          --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --           --        --          --          --        --          --
                                           --------  -----------   -------    --------    --------  --------     -------
     Increase (decrease) in net assets
       resulting from principal
       transactions                              --           --        --          --          --        --          --
                                           --------  -----------   -------    --------    --------  --------     -------
Increase (decrease) in net assets                --           --        --          --          --        --          --
Net assets at beginning of period                --           --        --          --          --        --          --
                                           --------  -----------   -------    --------    --------  --------     -------
Net assets at end of period                $     --  $        --   $    --    $     --    $     --  $     --     $    --
                                           ========  ===========   =======    ========    ========  ========     =======

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                           Sub-accounts
                                           ----------------------------------------------------------------------------
                                                       SAST                    SAST                    SAST      SAST
                                             SAST      High-       SAST       Marsico    SAST MFS       MFS      Mid-
                                            Growth-    Yield   International  Focused  Massachusetts   Total      Cap
                                            Income     Bond     Diversified   Growth     Investors    Return    Growth
                                           Portfolio Portfolio   Equities    Portfolio     Trust     Portfolio Portfolio
                                            Class 3   Class 3    Portfolio    Class 3    Portfolio    Class 3   Class 3
FOR THE YEAR ENDED DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income (loss)            $  1,694   $ 2,533    $    777    $   (555)   $   (250)    $   120   $  (366)
   Net realized gain (loss)                  (2,227)     (829)     (1,230)     (1,001)     (2,159)         (9)     (855)
   Capital gain distribution from
    mutual funds                              7,631        --          --       3,563       9,783          --     4,046
   Change in net unrealized
    appreciation (depreciation) of
    investments                             (11,252)   (6,916)     (6,120)     (4,629)    (13,792)       (223)   (6,780)
                                           --------   -------    --------    --------    --------     -------   -------
     Increase (decrease) in net assets
       resulting from operations             (4,154)   (5,212)     (6,573)     (2,622)     (6,418)       (112)   (3,955)
                                           --------   -------    --------    --------    --------     -------   -------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                  278,450    88,004     105,772     109,613     290,423      32,479    53,910
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,            (1,218)     (333)       (495)       (519)     (1,214)         --        --
   Annuity Benefit Payments                      --        --          --          --          --          --        --
   Transfers Between Subaccounts
    (including fixed account), Net            4,563     1,853       2,007       1,894       5,089      23,813     4,060
   Contract Maintenance Charge                   --        --          --          --          --          --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --        --          --          --          --          --        --
                                           --------   -------    --------    --------    --------     -------   -------
     Increase (decrease) in net assets
       resulting from principal
       transactions                         281,795    89,524     107,284     110,988     294,298      56,292    57,970
                                           --------   -------    --------    --------    --------     -------   -------
Increase (decrease) in net assets           277,641    84,312     100,711     108,366     287,880      56,180    54,015
Net assets at beginning of period                --        --          --          --          --          --        --
                                           --------   -------    --------    --------    --------     -------   -------
Net assets at end of period                $277,641   $84,312    $100,711    $108,366    $287,880     $56,180   $54,015
                                           ========   =======    ========    ========    ========     =======   =======
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)            $     --   $    --    $     --    $     --    $     --     $    --   $    --
   Net realized gain (loss)                      --        --          --          --          --          --        --
   Capital gain distribution from
    mutual funds                                 --        --          --          --          --          --        --
   Change in net unrealized
    appreciation (depreciation) of
    investments                                  --        --          --          --          --          --        --
                                           --------   -------    --------    --------    --------     -------   -------
     Increase (decrease) in net assets
       resulting from operations                 --        --          --          --          --          --        --
                                           --------   -------    --------    --------    --------     -------   -------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                       --        --          --          --          --          --        --
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                --        --          --          --          --          --        --
   Annuity Benefit Payments                      --        --          --          --          --          --        --
   Transfers Between Subaccounts
    (including fixed account), Net               --        --          --          --          --          --        --
   Contract Maintenance Charge                   --        --          --          --          --          --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --        --          --          --          --          --        --
                                           --------   -------    --------    --------    --------     -------   -------
     Increase (decrease) in net assets
       resulting from principal
       transactions                              --        --          --          --          --          --        --
                                           --------   -------    --------    --------    --------     -------   -------
Increase (decrease) in net assets                --        --          --          --          --          --        --
Net assets at beginning of period                --        --          --          --          --          --        --
                                           --------   -------    --------    --------    --------     -------   -------
Net assets at end of period                $     --   $    --    $     --    $     --    $     --     $    --   $    --
                                           ========   =======    ========    ========    ========     =======   =======

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                          Sub-accounts
                                           --------------------------------------------------------------------------
                                              SAST
                                           Protected               SAST      SAST        SAST
                                             Asset       SAST     Small &    Small    SunAmerica               SAST
                                           Allocation    Real     Mid Cap   Company    Dynamic       SAST     Telecom
                                              SAST      Estate     Value     Value     Strategy   Technology  Utility
                                           Portfolio   Portfolio Portfolio Portfolio  Portfolio   Portfolio  Portfolio
                                            Class 3     Class 3   Class 3   Class 3    Class 3     Class 3    Class 3
FOR THE YEAR ENDED DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income (loss)            $  (19,195)  $    53  $   (239)  $  (364) $    18,110   $   (37)   $   (1)
   Net realized gain (loss)                    (2,229)       (9)   (2,219)     (968)        (918)     (452)       --
   Capital gain distribution from
    mutual funds                                   --       594     8,062     4,764       13,666        --        --
   Change in net unrealized
    appreciation (depreciation) of
    investments                               (12,201)     (441)  (11,446)   (7,315)    (574,705)      (35)       81
                                           ----------   -------  --------   -------  -----------   -------    ------
     Increase (decrease) in net assets
       resulting from operations              (33,625)      197    (5,842)   (3,883)    (543,847)     (524)       80
                                           ----------   -------  --------   -------  -----------   -------    ------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                  4,677,411    10,192    81,296    79,426   18,479,877    26,534     1,500
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,             (34,256)       --      (331)     (329)     (75,395)       --        --
   Annuity Benefit Payments                        --        --        --        --           --        --        --
   Transfers Between Subaccounts
    (including fixed account), Net            496,283     1,905     1,631     3,497      939,388     1,635        --
   Contract Maintenance Charge                     --        --        --        --           --        --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                  --        --        --        --           --        --        --
                                           ----------   -------  --------   -------  -----------   -------    ------
     Increase (decrease) in net assets
       resulting from principal
       transactions                         5,139,438    12,097    82,596    82,594   19,343,870    28,169     1,500
                                           ----------   -------  --------   -------  -----------   -------    ------
Increase (decrease) in net assets           5,105,813    12,294    76,754    78,711   18,800,023    27,645     1,580
Net assets at beginning of period                  --        --        --        --           --        --        --
                                           ----------   -------  --------   -------  -----------   -------    ------
Net assets at end of period                $5,105,813   $12,294  $ 76,754   $78,711  $18,800,023   $27,645    $1,580
                                           ==========   =======  ========   =======  ===========   =======    ======
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)            $       --   $    --  $     --   $    --  $        --   $    --    $   --
   Net realized gain (loss)                        --        --        --        --           --        --        --
   Capital gain distribution from
    mutual funds                                   --        --        --        --           --        --        --
   Change in net unrealized
    appreciation (depreciation) of
    investments                                    --        --        --        --           --        --        --
                                           ----------   -------  --------   -------  -----------   -------    ------
     Increase (decrease) in net assets
       resulting from operations                   --        --        --        --           --        --        --
                                           ----------   -------  --------   -------  -----------   -------    ------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                         --        --        --        --           --        --        --
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                  --        --        --        --           --        --        --
   Annuity Benefit Payments                        --        --        --        --           --        --        --
   Transfers Between Subaccounts
    (including fixed account), Net                 --        --        --        --           --        --        --
   Contract Maintenance Charge                     --        --        --        --           --        --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                  --        --        --        --           --        --        --
                                           ----------   -------  --------   -------  -----------   -------    ------
     Increase (decrease) in net assets
       resulting from principal
       transactions                                --        --        --        --           --        --        --
                                           ----------   -------  --------   -------  -----------   -------    ------
Increase (decrease) in net assets                  --        --        --        --           --        --        --
Net assets at beginning of period                  --        --        --        --           --        --        --
                                           ----------   -------  --------   -------  -----------   -------    ------
Net assets at end of period                $       --   $    --  $     --   $    --  $        --   $    --    $   --
                                           ==========   =======  ========   =======  ===========   =======    ======

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                           Sub-accounts
                                           ----------------------------------------------------------------------------
                                             SAST                                                     SST
                                             Total      SAST                    SST        SST     Allocation    SST
                                            Return    VCP Total     SAST     Allocation Allocation  Moderate  Allocation
                                             Bond      Return        VCP      Balanced    Growth     Growth    Moderate
                                           Portfolio  Balanced      Value    Portfolio  Portfolio  Portfolio  Portfolio
                                            Class 3   Portfolio   Portfolio   Class 3    Class 3    Class 3    Class 3
FOR THE YEAR ENDED DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income (loss)            $  1,709  $  (13,385) $  (11,907)  $   429    $  2,025   $  3,554   $   295
   Net realized gain (loss)                    (332)       (397)     (2,747)      (11)        (27)      (181)       (7)
   Capital gain distribution from
    mutual funds                             11,406         502          --     4,006          --     38,967     2,395
   Change in net unrealized
    appreciation (depreciation) of
    investments                             (18,649)    (73,464)    (89,042)   (6,127)     (4,972)   (63,745)   (3,337)
                                           --------  ----------  ----------   -------    --------   --------   -------
     Increase (decrease) in net assets
       resulting from operations             (5,866)    (86,744)   (103,696)   (1,703)     (2,974)   (21,405)     (654)
                                           --------  ----------  ----------   -------    --------   --------   -------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                  585,948   3,600,696   4,327,036    60,000     184,367    490,571        --
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,            (1,905)    (22,479)    (42,178)       --          --         --        --
   Annuity Benefit Payments                      --          --          --        --          --         --        --
   Transfers Between Subaccounts
    (including fixed account), Net            5,965     227,076     232,015        --      12,521     15,410    35,102
   Contract Maintenance Charge                   --          --          --        --          --         --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --          --          --        --          --         --        --
                                           --------  ----------  ----------   -------    --------   --------   -------
     Increase (decrease) in net assets
       resulting from principal
       transactions                         590,008   3,805,293   4,516,873    60,000     196,888    505,981    35,102
                                           --------  ----------  ----------   -------    --------   --------   -------
Increase (decrease) in net assets           584,142   3,718,549   4,413,177    58,297     193,914    484,576    34,448
Net assets at beginning of period                --          --          --        --          --         --        --
                                           --------  ----------  ----------   -------    --------   --------   -------
Net assets at end of period                $584,142  $3,718,549  $4,413,177   $58,297    $193,914   $484,576   $34,448
                                           ========  ==========  ==========   =======    ========   ========   =======
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)            $     --  $       --  $       --   $    --    $     --   $     --   $    --
   Net realized gain (loss)                      --          --          --        --          --         --        --
   Capital gain distribution from
    mutual funds                                 --          --          --        --          --         --        --
   Change in net unrealized
    appreciation (depreciation) of
    investments                                  --          --          --        --          --         --        --
                                           --------  ----------  ----------   -------    --------   --------   -------
     Increase (decrease) in net assets
       resulting from operations                 --          --          --        --          --         --        --
                                           --------  ----------  ----------   -------    --------   --------   -------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                       --          --          --        --          --         --        --
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                --          --          --        --          --         --        --
   Annuity Benefit Payments                      --          --          --        --          --         --        --
   Transfers Between Subaccounts
    (including fixed account), Net               --          --          --        --          --         --        --
   Contract Maintenance Charge                   --          --          --        --          --         --        --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --          --          --        --          --         --        --
                                           --------  ----------  ----------   -------    --------   --------   -------
     Increase (decrease) in net assets
       resulting from principal
       transactions                              --          --          --        --          --         --        --
                                           --------  ----------  ----------   -------    --------   --------   -------
Increase (decrease) in net assets                --          --          --        --          --         --        --
Net assets at beginning of period                --          --          --        --          --         --        --
                                           --------  ----------  ----------   -------    --------   --------   -------
Net assets at end of period                $     --  $       --  $       --   $    --    $     --   $     --   $    --
                                           ========  ==========  ==========   =======    ========   ========   =======

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                              Sub-accounts
                                           ---------------------------------------------------------------------------------
                                              SST
                                             Real     SunAmerica    T Rowe      T Rowe      T Rowe      T Rowe      T Rowe
                                            Return    2020 High     Price       Price       Price       Price       Price
                                           Portfolio  Watermark   Retirement  Retirement  Retirement  Retirement  Retirement
                                            Class 3      Fund     2015 Fund   2020 Fund   2025 Fund   2030 Fund   2035 Fund
FOR THE YEAR ENDED DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income (loss)            $  3,779  $   124,709  $   19,448  $   76,126  $   49,680  $   44,842  $   24,462
   Net realized gain (loss)                     (99)     138,628     (30,489)     (7,079)     (4,514)      3,536       2,461
   Capital gain distribution from
    mutual funds                                 --           --      54,061     186,157     136,339     172,123     117,889
   Change in net unrealized
    appreciation (depreciation) of
    investments                              (5,505)    (240,016)   (106,236)   (420,847)   (288,777)   (355,085)   (231,031)
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
     Increase (decrease) in net assets
       resulting from operations             (1,825)      23,321     (63,216)   (165,643)   (107,272)   (134,584)    (86,219)
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                  132,857        2,948   3,737,350   4,124,160   3,159,991   3,258,604   1,919,330
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,              (413)    (968,210)   (766,419)    (98,786)    (10,409)     19,760      10,791
   Annuity Benefit Payments                      --           --          --          --          --          --          --
   Transfers Between Subaccounts
    (including fixed account), Net            1,064     (813,001)   (921,671)  2,826,997   1,868,779   1,789,689   1,365,120
   Contract Maintenance Charge                   --       (2,494)        (51)       (204)       (381)       (360)       (304)
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --           --          --          --          --          --          --
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
     Increase (decrease) in net assets
       resulting from principal
       transactions                         133,508   (1,780,757)  2,049,209   6,852,167   5,017,980   5,067,693   3,294,937
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets           131,683   (1,757,436)  1,985,993   6,686,524   4,910,708   4,933,109   3,208,718
Net assets at beginning of period                --    9,768,311          --          --          --          --          --
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of period                $131,683  $ 8,010,875  $1,985,993  $6,686,524  $4,910,708  $4,933,109  $3,208,718
                                           ========  ===========  ==========  ==========  ==========  ==========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)            $     --  $   150,353  $       --  $       --  $       --  $       --  $       --
   Net realized gain (loss)                      --       97,930          --          --          --          --          --
   Capital gain distribution from
    mutual funds                                 --           --          --          --          --          --          --
   Change in net unrealized
    appreciation (depreciation) of
    investments                                  --       72,336          --          --          --          --          --
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
     Increase (decrease) in net assets
       resulting from operations                 --      320,619          --          --          --          --          --
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                       --       38,348          --          --          --          --          --
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                --   (1,170,802)         --          --          --          --          --
   Annuity Benefit Payments                      --           --          --          --          --          --          --
   Transfers Between Subaccounts
    (including fixed account), Net               --     (999,733)         --          --          --          --          --
   Contract Maintenance Charge                   --       (2,784)         --          --          --          --          --
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                --           --          --          --          --          --          --
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
     Increase (decrease) in net assets
       resulting from principal
       transactions                              --   (2,134,971)         --          --          --          --          --
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in net assets                --   (1,814,352)         --          --          --          --          --
Net assets at beginning of period                --   11,582,663          --          --          --          --          --
                                           --------  -----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of period                $     --  $ 9,768,311  $       --  $       --  $       --  $       --  $       --
                                           ========  ===========  ==========  ==========  ==========  ==========  ==========

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                               Sub-accounts
                                           ------------------------------------------------------------------------------------
                                             T Rowe      T Rowe      T Rowe      T Rowe     T Rowe    VALIC Co. I
                                             Price       Price       Price       Price      Price        Asset      VALIC Co. I
                                           Retirement  Retirement  Retirement  Retirement Retirement  Allocation     Blue Chip
                                           2040 Fund   2045 Fund   2050 Fund   2055 Fund  2060 Fund      Fund       Growth Fund
FOR THE YEAR ENDED DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income (loss)            $   27,226  $   12,358  $    6,845   $  3,206   $  2,654  $  1,911,798  $ (5,567,851)
   Net realized gain (loss)                     3,223     (15,091)    (13,284)      (624)   (22,310)    3,811,329    25,697,399
   Capital gain distribution from
    mutual funds                              150,713      72,455      38,702     16,820      2,693    10,527,957    51,262,709
   Change in net unrealized
    appreciation (depreciation) of
    investments                              (239,055)   (119,514)    (78,164)   (32,991)    (2,765)  (18,499,201)  (17,800,225)
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
     Increase (decrease) in net assets
       resulting from operations              (57,893)    (49,792)    (45,901)   (13,589)   (19,728)   (2,248,117)   53,592,032
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                  2,428,361   1,513,570   1,034,249    287,705    148,291    12,664,069    43,184,451
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,             (52,775)      5,791     (84,768)    (4,568)    (9,260)  (13,534,004)  (51,339,869)
   Annuity Benefit Payments                        --          --          --         --         --       (18,510)       (3,195)
   Transfers Between Subaccounts
    (including fixed account), Net          1,215,661     459,787     156,713    266,174    319,102    (7,440,970)    6,527,744
   Contract Maintenance Charge                   (188)       (275)       (192)       (47)       (51)      (24,324)      (71,344)
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                  --          --          --         --         --        (2,979)         (848)
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
     Increase (decrease) in net assets
       resulting from principal
       transactions                         3,591,059   1,978,873   1,106,002    549,264    458,082    (8,356,718)   (1,703,061)
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
Increase (decrease) in net assets           3,533,166   1,929,081   1,060,101    535,675    438,354   (10,604,835)   51,888,971
Net assets at beginning of period                  --          --          --         --         --   175,375,943   542,588,507
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
Net assets at end of period                $3,533,166  $1,929,081  $1,060,101   $535,675   $438,354  $164,771,108  $594,477,478
                                           ==========  ==========  ==========   ========   ========  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)            $       --  $       --  $       --   $     --   $     --  $  1,323,137  $ (4,315,351)
   Net realized gain (loss)                        --          --          --         --         --     5,198,284    36,192,240
   Capital gain distribution from
    mutual funds                                   --          --          --         --         --     9,448,196    20,404,464
   Change in net unrealized
    appreciation (depreciation) of
    investments                                    --          --          --         --         --    (8,573,422)   (9,881,934)
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
     Increase (decrease) in net assets
       resulting from operations                   --          --          --         --         --     7,396,195    42,399,419
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract
    Owners                                         --          --          --         --         --    13,435,775    38,789,107
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                  --          --          --         --         --   (13,596,871)  (48,307,994)
   Annuity Benefit Payments                        --          --          --         --         --       (18,798)       (2,974)
   Transfers Between Subaccounts
    (including fixed account), Net                 --          --          --         --         --    (5,043,075)  (21,176,685)
   Contract Maintenance Charge                     --          --          --         --         --       (23,611)      (69,544)
   Adjustments to Net Assets Allocated
    to Contracts in Payout Period                  --          --          --         --         --         7,452        (1,064)
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
     Increase (decrease) in net assets
       resulting from principal
       transactions                                --          --          --         --         --    (5,239,128)  (30,769,154)
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
Increase (decrease) in net assets                  --          --          --         --         --     2,157,067    11,630,265
Net assets at beginning of period                  --          --          --         --         --   173,218,876   530,958,242
                                           ----------  ----------  ----------   --------   --------  ------------  ------------
Net assets at end of period                $       --  $       --  $       --   $     --   $     --  $175,375,943  $542,588,507
                                           ==========  ==========  ==========   ========   ========  ============  ============

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                       Sub-accounts
                            --------------------------------------------------------------------------------------------------
                             VALIC Co.
                            I Broad Cap  VALIC Co. I                                 VALIC Co. I   VALIC Co. I
                               Value       Capital      VALIC Co. I   VALIC Co. I      Dynamic      Emerging      VALIC Co. I
                              Income     Conservation   Core Equity    Dividend      Allocation     Economies    Foreign Value
                               Fund          Fund          Fund       Value Fund        Fund          Fund           Fund
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                  $   352,843  $  1,800,718  $     (2,013) $   7,086,759  $ (2,749,394) $   7,461,826  $  14,880,491
   Net realized gain
    (loss)                    3,990,173     1,231,223    17,333,667     55,452,192     2,291,321     11,623,317     27,609,717
   Capital gain
    distribution from
    mutual funds              1,544,379            --            --     39,041,697            --             --             --
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments              (6,767,955)   (4,230,513)  (24,146,103)  (108,933,557)  (14,400,057)  (107,532,624)  (105,274,526)
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
     Increase (decrease)
       in net assets
       resulting from
       operations              (880,560)   (1,198,572)   (6,814,449)    (7,352,909)  (14,858,130)   (88,447,481)   (62,784,318)
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      3,833,138     8,807,549     4,769,016     40,988,481    12,473,896     41,474,957     44,534,325
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (5,182,890)  (20,035,885)  (20,530,639)   (50,182,690)  (15,312,354)   (49,841,476)   (81,307,771)
   Annuity Benefit
    Payments                         --        (5,235)      (15,887)        (5,767)           --         (2,158)        (6,695)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net            (1,439,865)   (1,316,606)  (11,797,043)  (100,440,874)   (1,786,966)     1,617,775     (8,659,950)
   Contract Maintenance
    Charge                       (3,875)      (16,964)      (50,229)       (73,260)      (10,318)       (92,517)      (112,015)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                           --      (199,621)        6,746         (3,822)           --         (8,051)        (1,541)
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions          (2,793,492)  (12,766,762)  (27,618,036)  (109,717,932)   (4,635,742)    (6,851,470)   (45,553,647)
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
Increase (decrease) in
 net assets                  (3,674,052)  (13,965,334)  (34,432,485)  (117,070,841)  (19,493,872)   (95,298,951)  (108,337,965)
Net assets at beginning
 of period                   49,557,967   177,337,132   270,572,131    640,478,092   270,147,907    597,079,271    843,021,507
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
Net assets at end of
 period                     $45,883,915  $163,371,798  $236,139,646  $ 523,407,251  $250,654,035  $ 501,780,320  $ 734,683,542
                            ===========  ============  ============  =============  ============  =============  =============
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                  $    99,143  $  3,269,474  $    553,620  $   5,066,651  $  1,125,814  $   3,086,463  $   9,391,687
   Net realized gain
    (loss)                    2,885,119     1,936,943    15,276,963     25,185,820     1,367,116      6,995,109     24,228,626
   Capital gain
    distribution from
    mutual funds                     --     2,356,651            --             --     4,428,904             --             --
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments                (127,012)      586,360    10,703,355     16,177,301     1,426,244    (48,702,291)  (151,697,082)
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
     Increase (decrease)
       in net assets
       resulting from
       operations             2,857,250     8,149,428    26,533,938     46,429,772     8,348,078    (38,620,719)  (118,076,769)
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      3,222,954     8,848,823     5,340,201     52,086,388    54,129,944     40,968,445     50,590,864
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (3,700,581)  (18,755,682)  (20,674,357)   (45,548,393)    4,444,239    (50,755,748)   (85,412,319)
   Annuity Benefit
    Payments                         --        (5,316)      (15,961)        (6,164)           --         (2,856)        (7,680)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net             5,426,171    13,001,995    (9,241,963)    41,621,137     7,527,994     56,858,899     24,461,261
   Contract Maintenance
    Charge                       (3,880)      (18,406)      (54,000)       (71,364)       (8,970)       (95,152)      (117,126)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                           --       (26,686)         (979)       (10,390)           --         (9,114)        (2,433)
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions           4,944,664     3,044,728   (24,647,059)    48,071,214    66,093,207     46,964,474    (10,487,433)
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
Increase (decrease) in
 net assets                   7,801,914    11,194,156     1,886,879     94,500,986    74,441,285      8,343,755   (128,564,202)
Net assets at beginning
 of period                   41,756,053   166,142,976   268,685,252    545,977,106   195,706,622    588,735,516    971,585,709
                            -----------  ------------  ------------  -------------  ------------  -------------  -------------
Net assets at end of
 period                     $49,557,967  $177,337,132  $270,572,131  $ 640,478,092  $270,147,907  $ 597,079,271  $ 843,021,507
                            ===========  ============  ============  =============  ============  =============  =============

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                       Sub-accounts
                            -------------------------------------------------------------------------------------------------
                                           VALIC Co. I   VALIC Co. I   VALIC Co. I                                VALIC Co. I
                             VALIC Co. I  Global Social    Global      Government    VALIC Co. I                    Health
                             Global Real    Awareness     Strategy     Securities     Growth &     VALIC Co. I     Sciences
                             Estate Fund      Fund          Fund          Fund       Income Fund   Growth Fund       Fund
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                  $  6,473,934  $  4,568,176  $  8,848,809  $  1,466,326  $       (231) $  (3,473,739) $ (8,555,937)
   Net realized gain
    (loss)                    15,485,855    27,412,862    12,983,423       146,970     6,053,796     63,683,389    23,457,831
   Capital gain
    distribution from
    mutual funds              10,493,453            --    15,821,652            --            --    110,663,368   105,211,129
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments              (36,379,545)  (34,986,568)  (64,880,406)   (1,723,826)   (7,195,457)  (150,508,745)  (35,909,487)
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
     Increase (decrease)
       in net assets
       resulting from
       operations             (3,926,303)   (3,005,530)  (27,226,522)     (110,530)   (1,141,892)    20,364,273    84,203,536
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      33,584,919    16,571,033    23,348,823     5,212,284     5,033,917     35,844,166    68,590,813
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (34,861,124)  (32,971,938)  (47,972,053)  (11,419,053)   (8,776,612)   (79,577,209)  (64,850,958)
   Annuity Benefit
    Payments                        (511)      (12,981)      (14,648)       (5,899)       (3,730)       (21,893)      (23,555)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net            (38,300,133)  (33,463,163)   (7,558,436)   (8,851,814)     (801,812)    19,172,602    78,994,457
   Contract Maintenance
    Charge                       (53,623)      (45,274)      (45,820)      (13,678)      (15,979)      (140,869)      (63,609)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                            43        (6,792)      (10,690)       (1,134)        6,617        (10,698)       11,792
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions          (39,630,429)  (49,929,115)  (32,252,824)  (15,079,294)   (4,557,599)   (24,733,901)   82,658,940
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
Increase (decrease) in
 net assets                  (43,556,732)  (52,934,645)  (59,479,346)  (15,189,824)   (5,699,491)    (4,369,628)  166,862,476
Net assets at beginning
 of period                   407,259,854   404,834,510   506,653,578   117,630,636   112,600,339    976,737,260   741,351,192
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
Net assets at end of
 period                     $363,703,122  $351,899,865  $447,174,232  $102,440,812  $106,900,848  $ 972,367,632  $908,213,668
                            ============  ============  ============  ============  ============  =============  ============
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                  $ 13,227,489  $  1,939,109  $ 12,380,118  $  1,776,147  $   (247,733) $  (1,299,152) $ (5,965,007)
   Net realized gain
    (loss)                    13,869,801    22,545,731    16,964,331      (190,246)    5,218,507     65,683,369    22,742,245
   Capital gain
    distribution from
    mutual funds              20,198,545            --            --       487,222            --             --    19,399,034
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments              (11,459,586)    3,114,524   (24,159,475)    3,635,728     8,091,245     26,266,489   129,200,176
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
     Increase (decrease)
       in net assets
       resulting from
       operations             35,836,249    27,599,364     5,184,974     5,708,851    13,062,019     90,650,706   165,376,448
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      31,742,734    17,247,262    26,114,383     5,600,185     4,431,972     41,412,963    47,208,952
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (30,188,941)  (33,031,518)  (48,756,237)  (13,571,064)   (8,732,084)   (74,733,173)  (47,019,978)
   Annuity Benefit
    Payments                        (423)      (12,965)      (17,904)       (5,995)       (3,627)       (21,654)      (17,974)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net             63,057,137    (9,658,133)  (12,105,914)   (9,350,488)    2,798,183    (13,910,847)   42,718,213
   Contract Maintenance
    Charge                       (50,481)      (48,048)      (48,418)      (14,765)      (16,379)      (151,467)      (51,205)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                          (101)       (7,258)        6,238        (1,209)       (1,010)        (1,019)        9,665
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions           64,559,925   (25,510,660)  (34,807,852)  (17,343,336)   (1,522,945)   (47,405,197)   42,847,673
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
Increase (decrease) in
 net assets                  100,396,174     2,088,704   (29,622,878)  (11,634,485)   11,539,074     43,245,509   208,224,121
Net assets at beginning
 of period                   306,863,680   402,745,806   536,276,456   129,265,121   101,061,265    933,491,751   533,127,071
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
Net assets at end of
 period                     $407,259,854  $404,834,510  $506,653,578  $117,630,636  $112,600,339  $ 976,737,260  $741,351,192
                            ============  ============  ============  ============  ============  =============  ============

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                        Sub-accounts
                            ----------------------------------------------------------------------------------------------------
                             VALIC Co. I   VALIC Co. I     VALIC Co. I
                              Inflation   International   International  VALIC Co. I   VALIC Co. I   VALIC Co. I    VALIC Co. I
                              Protected   Equities Index   Government   International   Large Cap   Large Capital  Mid Cap Index
                                Fund           Fund         Bond Fund    Growth Fund    Core Fund    Growth Fund       Fund
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                  $  4,231,903  $   22,936,002  $  2,620,003  $  2,925,554  $    188,260  $ (1,596,615) $    2,048,174
   Net realized gain
    (loss)                     7,682,766      47,612,545    (4,181,697)   29,125,585    10,498,403    15,030,674     157,514,199
   Capital gain
    distribution from
    mutual funds                 847,131              --       445,297     3,322,272    24,579,298    71,093,272     173,202,309
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments              (30,157,547)    (90,424,129)   (5,856,702)  (39,570,797)  (31,615,999)  (87,883,368)   (433,385,402)
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
     Increase (decrease)
       in net assets
       resulting from
       operations            (17,395,747)    (19,875,582)   (6,973,099)   (4,197,386)    3,649,962    (3,356,037)   (100,620,720)
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      25,667,770      61,420,889     7,973,342    21,834,904    10,772,659    11,121,421     143,820,745
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (45,059,849)    (80,821,100)  (15,018,311)  (46,229,162)  (14,289,608)  (31,257,423)   (269,012,840)
   Annuity Benefit
    Payments                      (1,263)        (16,012)       (2,625)      (25,963)       (5,025)      (11,451)       (117,351)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net             25,986,698      26,460,530    (9,577,984)  (33,786,505)  (13,997,859)  (10,371,806)    (68,717,446)
   Contract Maintenance
    Charge                       (46,246)        (91,029)      (18,110)      (50,031)      (28,405)      (77,688)       (228,575)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                        (7,505)          2,638        (3,674)       (8,137)        1,824         3,233         (24,843)
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions            6,539,605       6,955,916   (16,647,362)  (58,264,894)  (17,546,414)  (30,593,714)   (194,280,310)
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in
 net assets                  (10,856,142)    (12,919,666)  (23,620,461)  (62,462,280)  (13,896,452)  (33,949,751)   (294,901,030)
Net assets at beginning
 of period                   447,353,246     878,599,042   171,075,868   507,941,781   168,547,289   414,316,983   3,132,716,853
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
Net assets at end of
 period                     $436,497,104  $  865,679,376  $147,455,407  $445,479,501  $154,650,837  $380,367,232  $2,837,815,823
                            ============  ==============  ============  ============  ============  ============  ==============
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                  $  3,833,639  $   15,282,251  $  1,506,667  $  4,984,318  $    (58,107) $ (1,933,892) $    4,553,893
   Net realized gain
    (loss)                     4,281,070      49,094,019      (448,514)   34,047,688    13,963,230    17,976,609     138,510,540
   Capital gain
    distribution from
    mutual funds               2,126,937              --     2,056,407            --    11,413,428    29,819,603     126,699,380
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments               (2,410,873)   (126,162,854)   (2,397,520)  (63,133,800)   (5,726,807)   (5,990,003)    (21,211,261)
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
     Increase (decrease)
       in net assets
       resulting from
       operations              7,830,773     (61,786,584)      717,040   (24,101,794)   19,591,744    39,872,317     248,552,552
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      28,601,926      78,715,176    11,385,879    25,129,270    11,616,667    11,680,898     146,632,762
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (43,369,639)    (88,531,159)  (15,297,991)  (47,541,839)  (15,620,061)  (32,800,337)   (263,196,555)
   Annuity Benefit
    Payments                      (1,357)        (17,009)       (3,135)      (27,297)       (4,349)      (11,026)       (114,172)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net             44,181,990     (79,826,331)   (1,802,340)  (32,301,498)  (17,590,832)  (10,730,143)    (76,156,963)
   Contract Maintenance
    Charge                       (47,891)        (93,261)      (19,958)      (54,505)      (27,546)      (83,130)       (235,156)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                        (8,229)         (7,252)         (167)       (4,543)        1,676         2,377         (20,740)
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions           29,356,800     (89,759,836)   (5,737,712)  (54,800,412)  (21,624,445)  (31,941,361)   (193,090,824)
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in
 net assets                   37,187,573    (151,546,420)   (5,020,672)  (78,902,206)   (2,032,701)    7,930,956      55,461,728
Net assets at beginning
 of period                   410,165,673   1,030,145,462   176,096,540   586,843,987   170,579,990   406,386,027   3,077,255,125
                            ------------  --------------  ------------  ------------  ------------  ------------  --------------
Net assets at end of
 period                     $447,353,246  $  878,599,042  $171,075,868  $507,941,781  $168,547,289  $414,316,983  $3,132,716,853
                            ============  ==============  ============  ============  ============  ============  ==============

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                        Sub-accounts
                            ---------------------------------------------------------------------------------------------------
                             VALIC Co. I                                VALIC Co. I   VALIC Co. I
                               Mid Cap     VALIC Co. I    VALIC Co. I    Science &     Small Cap    VALIC Co. I    VALIC Co. I
                              Strategic       Money       Nasdaq-100    Technology    Aggressive     Small Cap      Small Cap
                             Growth Fund  Market I Fund   Index Fund       Fund       Growth Fund      Fund        Index Fund
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                  $ (2,475,582) $  (3,040,074) $   (197,556) $ (8,899,897) $ (1,104,118) $ (3,277,460) $    1,167,001
   Net realized gain
    (loss)                    21,459,298             --    12,966,838    61,454,342     4,789,490    25,742,971      78,835,894
   Capital gain
    distribution from
    mutual funds              38,376,225             --     2,969,410    95,878,690    22,125,679    53,006,575      55,921,291
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments              (65,576,678)            --     5,495,966   (85,700,551)  (26,401,769)  (93,632,225)   (188,166,067)
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
     Increase (decrease)
       in net assets
       resulting from
       operations             (8,216,737)    (3,040,074)   21,234,658    62,732,584      (590,718)  (18,160,139)    (52,241,881)
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners       8,334,686    119,721,075    24,645,113    26,339,856     8,050,703     6,871,566      51,591,599
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (22,516,890)   (31,480,583)  (21,826,623)  (72,428,256)   (9,171,750)  (29,675,261)    (87,119,570)
   Annuity Benefit
    Payments                      (2,724)          (513)       (2,425)      (45,081)         (581)      (24,651)        (49,031)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net            (16,473,332)   (95,395,157)    8,765,668   (23,710,180)   10,903,865   (15,822,078)    (46,293,003)
   Contract Maintenance
    Charge                       (46,350)      (121,199)      (25,354)     (167,094)      (11,035)      (45,897)       (122,377)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                        (1,244)          (547)           (6)      (14,521)          (34)       (5,972)        (11,399)
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions          (30,705,854)    (7,276,924)   11,556,373   (70,025,276)    9,771,168   (38,702,293)    (82,003,781)
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in
 net assets                  (38,922,591)   (10,316,998)   32,791,031    (7,292,692)    9,180,450   (56,862,432)   (134,245,662)
Net assets at beginning
 of period                   275,076,835    331,649,424   256,140,583   942,200,179   106,181,397   359,694,876   1,051,213,032
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
Net assets at end of
 period                     $236,154,244  $ 321,332,426  $288,931,614  $934,907,487  $115,361,847  $302,832,444  $  916,967,370
                            ============  =============  ============  ============  ============  ============  ==============
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                  $ (1,275,733) $  (3,248,419) $   (506,747) $ (7,488,512) $ (1,008,075) $ (2,308,174) $    3,124,713
   Net realized gain
    (loss)                    26,243,196             --     8,840,645    52,579,289    13,339,502    27,706,186      59,638,364
   Capital gain
    distribution from
    mutual funds               3,451,843             --     1,039,171            --     9,751,876    16,938,654      24,084,102
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments              (22,584,657)            --    26,589,549    69,032,959   (13,770,831)  (32,407,076)    (49,143,736)
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
     Increase (decrease)
       in net assets
       resulting from
       operations              5,834,649     (3,248,419)   35,962,618   114,123,736     8,312,472     9,929,590      37,703,443
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      10,506,647    174,034,904    17,501,339    24,162,443     6,612,554     8,550,230      59,522,341
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (24,053,688)   (15,553,410)  (16,100,051)  (64,696,696)   (8,675,155)  (29,946,848)    (85,172,440)
   Annuity Benefit
    Payments                      (3,335)        (1,215)       (3,044)      (42,183)         (915)      (24,833)        (43,158)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net            (15,312,436)  (176,657,377)   16,177,920   (16,072,275)  (10,695,509)  (16,496,561)    (48,077,068)
   Contract Maintenance
    Charge                       (50,468)      (127,838)      (21,997)     (176,471)      (10,907)      (49,621)       (120,086)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                          (861)        (3,099)         (972)       (5,343)          (40)        2,435          10,743
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions          (28,914,141)   (18,308,035)   17,553,195   (56,830,525)  (12,769,972)  (37,965,198)    (73,879,668)
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in
 net assets                  (23,079,492)   (21,556,454)   53,515,813    57,293,211    (4,457,500)  (28,035,608)    (36,176,225)
Net assets at beginning
 of period                   298,156,327    353,205,878   202,624,770   884,906,968   110,638,897   387,730,484   1,087,389,257
                            ------------  -------------  ------------  ------------  ------------  ------------  --------------
Net assets at end of
 period                     $275,076,835  $ 331,649,424  $256,140,583  $942,200,179  $106,181,397  $359,694,876  $1,051,213,032
                            ============  =============  ============  ============  ============  ============  ==============

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                       Sub-accounts
                            -------------------------------------------------------------------------------------------------
                                                                                                                  VALIC Co.
                                                                                        VALIC Co.                     II
                             VALIC Co. I                                              II Aggressive  VALIC Co.   Conservative
                              Small Cap    VALIC Co. I    VALIC Co. I                    Growth      II Capital     Growth
                               Special      Small Mid     Stock Index    VALIC Co. I    Lifestyle   Appreciation  Lifestyle
                             Values Fund   Growth Fund       Fund        Value Fund       Fund          Fund         Fund
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                  $     65,740  $ (1,203,328) $   28,455,976  $    551,738  $  4,593,274  $  (158,300) $  4,827,360
   Net realized gain
    (loss)                    15,770,860     7,412,354     216,295,785     7,250,076    14,972,290    3,972,526     4,333,467
   Capital gain
    distribution from
    mutual funds              16,341,316    27,361,029     151,509,894            --    37,795,753           --    14,559,242
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments              (42,592,990)  (35,241,086)   (390,410,486)  (11,797,452)  (65,614,192)  (1,793,478)  (30,505,695)
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
     Increase (decrease)
       in net assets
       resulting from
       operations            (10,415,074)   (1,671,031)      5,851,169    (3,995,638)   (8,252,875)   2,020,748    (6,785,626)
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners       7,452,232     4,524,435     165,738,250     4,216,795    69,898,469    2,160,991    47,980,764
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (20,463,126)  (10,599,025)   (354,634,834)  (10,253,966)  (40,000,391)  (4,298,672)  (36,303,587)
   Annuity Benefit
    Payments                     (11,582)         (644)       (482,865)         (316)       (5,290)          --            --
   Transfers Between
    Subaccounts
    (including fixed
    account), Net             (7,518,440)    7,386,017    (168,522,204)   (3,698,326)  (27,330,542)  (2,283,121)  (14,001,805)
   Contract Maintenance
    Charge                       (21,731)      (13,225)       (397,279)       (9,178)      (70,633)      (3,249)      (37,354)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                         1,987          (267)       (457,178)           28           449           --       (29,311)
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions          (20,560,660)    1,297,291    (358,756,110)   (9,744,963)    2,492,062   (4,424,051)   (2,391,293)
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
Increase (decrease) in
 net assets                  (30,975,734)     (373,740)   (352,904,941)  (13,740,601)   (5,760,813)  (2,403,303)   (9,176,919)
Net assets at beginning
 of period                   222,234,302   120,734,464   4,217,167,533   104,102,132   515,139,973   42,147,910   324,988,114
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
Net assets at end of
 period                     $191,258,568  $120,360,724  $3,864,262,592  $ 90,361,531  $509,379,160  $39,744,607  $315,811,195
                            ============  ============  ==============  ============  ============  ===========  ============
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                  $   (509,015) $ (1,131,066) $   26,411,497  $    685,459  $    975,199  $  (115,669) $  3,625,973
   Net realized gain
    (loss)                    17,363,689    15,032,862     176,640,765     9,358,318     7,666,832    3,914,663     6,202,694
   Capital gain
    distribution from
    mutual funds                      --     4,198,024      92,056,806            --     4,164,561           --     7,896,826
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments               (3,910,808)   (6,529,628)    183,225,428       458,938     4,206,949     (663,590)   (9,459,411)
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
     Increase (decrease)
       in net assets
       resulting from
       operations             12,943,866    11,570,192     478,334,496    10,502,715    17,013,541    3,135,404     8,266,082
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners       9,170,570     4,865,665     176,554,063     5,917,629    77,920,740    2,548,708    65,899,242
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (18,575,424)  (10,223,663)   (354,912,812)  (10,577,544)  (27,849,938)  (4,480,076)  (29,941,342)
   Annuity Benefit
    Payments                     (11,697)         (607)       (546,962)         (289)       (5,410)          --            --
   Transfers Between
    Subaccounts
    (including fixed
    account), Net            (13,645,868)  (12,570,575)   (126,178,791)   (8,919,523)   (8,565,489)    (656,440)   (2,179,039)
   Contract Maintenance
    Charge                       (23,310)      (14,002)       (416,371)       (9,455)      (64,047)      (3,444)      (35,685)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                            32          (279)       (418,484)           57           107           --       (33,547)
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions          (23,085,697)  (17,943,461)   (305,919,357)  (13,589,125)   41,435,963   (2,591,252)   33,709,629
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
Increase (decrease) in
 net assets                  (10,141,831)   (6,373,269)    172,415,139    (3,086,410)   58,449,504      544,152    41,975,711
Net assets at beginning
 of period                   232,376,133   127,107,733   4,044,752,394   107,188,542   456,690,469   41,603,758   283,012,403
                            ------------  ------------  --------------  ------------  ------------  -----------  ------------
Net assets at end of
 period                     $222,234,302  $120,734,464  $4,217,167,533  $104,102,132  $515,139,973  $42,147,910  $324,988,114
                            ============  ============  ==============  ============  ============  ===========  ============

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                       Sub-accounts
                            -------------------------------------------------------------------------------------------------
                                                          VALIC Co.                                                VALIC Co.
                                                             II                                                   II Moderate
                             VALIC Co.      VALIC Co.   International  VALIC Co.      VALIC Co.    VALIC Co. II     Growth
                            II Core Bond  II High Yield Opportunities II Large Cap   II Mid Cap      Mid Cap       Lifestyle
                                Fund        Bond Fund       Fund       Value Fund    Growth Fund    Value Fund       Fund
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                  $ 10,382,852  $ 13,972,210  $  3,167,791  $  1,166,418  $   (967,417) $  (4,321,061) $  8,726,265
   Net realized gain
    (loss)                     1,890,603     8,970,044    22,003,132    11,552,631     7,652,053     43,670,463    15,916,403
   Capital gain
    distribution from
    mutual funds                      --            --            --            --    19,505,006     84,703,647    46,004,251
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments              (21,669,904)  (39,944,300)   18,360,482   (19,181,678)  (28,658,393)  (143,229,008)  (84,298,061)
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
     Increase (decrease)
       in net assets
       resulting from
       operations             (9,396,449)  (17,002,046)   43,531,405    (6,462,629)   (2,468,751)   (19,175,959)  (13,651,142)
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      59,191,012    23,287,020    38,850,144    11,187,236    11,262,335     46,152,740   125,639,523
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (84,502,239)  (38,123,243)  (55,087,152)  (19,501,968)  (11,341,309)   (85,888,360)  (68,843,389)
   Annuity Benefit
    Payments                      (1,363)       (1,034)       (6,642)           --          (836)       (12,646)       (1,937)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net            251,992,503    51,464,629    23,501,897    (4,305,377)      984,701     25,237,206   (45,670,252)
   Contract Maintenance
    Charge                       (40,556)      (36,757)      (70,497)      (33,824)      (27,709)       (77,965)     (108,405)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                           405            41           884          (299)         (625)         1,614            96
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions          226,639,762    36,590,656     7,188,634   (12,654,232)      876,557    (14,587,411)   11,015,636
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
Increase (decrease) in
 net assets                  217,243,313    19,588,610    50,720,039   (19,116,861)   (1,592,194)   (33,763,370)   (2,635,506)
Net assets at beginning
 of period                   714,083,549   338,332,083   546,227,759   194,385,587   131,202,478    866,424,764   796,885,588
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
Net assets at end of
 period                     $931,326,862  $357,920,693  $596,947,798  $175,268,726  $129,610,284  $ 832,661,394  $794,250,082
                            ============  ============  ============  ============  ============  =============  ============
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                  $  8,108,248  $ 13,480,044  $  3,030,851  $    777,922  $   (893,346) $  (3,436,399) $  4,090,551
   Net realized gain
    (loss)                    11,540,787     6,805,521    25,435,667    11,031,383    10,575,574     42,852,675     5,696,847
   Capital gain
    distribution from
    mutual funds               5,076,667            --            --            --    11,470,466     51,288,177    18,510,975
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments                7,641,574   (13,695,582)  (61,968,062)    6,232,249   (19,052,788)   (41,124,021)   (2,772,870)
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
     Increase (decrease)
       in net assets
       resulting from
       operations             32,367,276     6,589,983   (33,501,544)   18,041,554     2,099,906     49,580,432    25,525,503
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      57,784,160    26,872,921    41,470,192    11,551,752    12,191,819     45,098,334   156,571,439
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (69,755,610)  (32,955,836)  (50,426,358)  (18,146,502)  (10,825,070)   (80,028,532)  (55,702,817)
   Annuity Benefit
    Payments                      (1,398)         (946)       (6,594)           --            --        (12,781)       (1,903)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net             20,563,037    24,642,207    17,307,607    (8,325,195)   (9,595,600)    (7,968,362)  (16,750,335)
   Contract Maintenance
    Charge                       (41,322)      (38,418)      (71,956)      (35,707)      (28,104)       (79,959)     (100,347)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                           393            17           151        (1,608)         (489)         1,136            57
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions            8,549,260    18,519,945     8,273,042   (14,957,260)   (8,257,444)   (42,990,164)   84,016,094
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
Increase (decrease) in
 net assets                   40,916,536    25,109,928   (25,228,502)    3,084,294    (6,157,538)     6,590,268   109,541,597
Net assets at beginning
 of period                   673,167,013   313,222,155   571,456,261   191,301,293   137,360,016    859,834,496   687,343,991
                            ------------  ------------  ------------  ------------  ------------  -------------  ------------
Net assets at end of
 period                     $714,083,549  $338,332,083  $546,227,759  $194,385,587  $131,202,478  $ 866,424,764  $796,885,588
                            ============  ============  ============  ============  ============  =============  ============

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                      Sub-accounts
                            ------------------------------------------------------------------------------------------------
                                                                                                     Vanguard
                              VALIC Co.                                  VALIC Co.                 LifeStrategy
                              II Money     VALIC Co.     VALIC Co. II   II Socially   VALIC Co.    Conservative   Vanguard
                              Market II   II Small Cap    Small Cap     Responsible  II Strategic     Growth    LifeStrategy
                                Fund      Growth Fund     Value Fund       Fund       Bond Fund        Fund     Growth Fund
FOR THE YEAR ENDED
 DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income
    (loss)                  $ (1,094,824) $   (624,793) $    (537,393) $  2,859,422  $ 17,112,791  $   759,879  $  1,787,732
   Net realized gain
    (loss)                            (1)    2,551,231     50,361,086    21,766,367    10,344,323    2,275,524     7,896,883
   Capital gain
    distribution from
    mutual funds                      --     9,489,334     64,706,200            --     5,446,655      833,106     4,651,085
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments                        1   (13,118,410)  (148,437,088)  (22,178,422)  (48,177,390)  (5,087,430)  (19,317,371)
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
     Increase (decrease)
       in net assets
       resulting from
       operations             (1,094,824)   (1,702,638)   (33,907,195)    2,447,367   (15,273,621)  (1,218,921)   (4,981,671)
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      41,814,612     4,884,444     30,343,966    47,144,304    43,272,920   10,537,782    20,417,261
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (18,807,685)   (8,072,695)   (47,265,795)  (71,595,590)  (63,843,100)  (9,779,573)  (17,599,223)
   Annuity Benefit
    Payments                      (2,887)           --         (8,395)       (4,609)       (7,242)        (508)         (731)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net            (11,172,191)   (5,431,493)   (54,452,607)   36,271,280    (9,679,068)  (1,107,495)   (6,418,347)
   Contract Maintenance
    Charge                       (20,089)       (9,019)       (64,389)      (60,558)      (52,930)     (11,008)      (27,849)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                           526          (774)        (1,998)         (206)       (6,827)         504        (2,951)
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions           11,812,286    (8,629,537)   (71,449,218)   11,754,621   (30,316,247)    (360,298)   (3,631,840)
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
Increase (decrease) in
 net assets                   10,717,462   (10,332,175)  (105,356,413)   14,201,988   (45,589,868)  (1,579,219)   (8,613,511)
Net assets at beginning
 of period                   158,687,914    92,186,389    531,491,117   716,042,859   607,548,162   84,501,450   214,115,498
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
Net assets at end of
 period                     $169,405,376  $ 81,854,214  $ 426,134,704  $730,244,847  $561,958,294  $82,922,231  $205,501,987
                            ============  ============  =============  ============  ============  ===========  ============
FOR THE YEAR ENDED
 DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income
    (loss)                  $ (1,203,573) $   (679,196) $   1,087,314  $  4,050,623  $ 17,737,052  $   757,970  $  1,880,828
   Net realized gain
    (loss)                            (1)    7,546,365     17,119,773    38,450,246     8,180,756    2,866,581     3,342,935
   Capital gain
    distribution from
    mutual funds                      --     7,612,315     50,030,373            --     5,828,300    2,051,249     1,373,325
   Change in net
    unrealized
    appreciation
    (depreciation) of
    investments                        1   (15,816,685)   (44,005,635)   48,243,514   (13,077,173)  (1,170,998)    5,321,192
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
     Increase (decrease)
       in net assets
       resulting from
       operations             (1,203,573)   (1,337,201)    24,231,825    90,744,383    18,668,935    4,504,802    11,918,280
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
FROM CAPITAL TRANSACTIONS
   Payments Received
    From Contract Owners      65,267,241     6,309,670     34,986,883    38,993,584    47,154,839   10,374,642    20,423,702
   Surrenders Of
    Accumulation Units
    By Terminations And
    Withdrawals,             (17,967,390)   (8,241,065)   (44,677,029)  (64,175,472)  (54,096,295)  (9,654,447)  (16,803,297)
   Annuity Benefit
    Payments                      (3,038)           --         (8,564)       (4,085)       (7,434)        (517)         (717)
   Transfers Between
    Subaccounts
    (including fixed
    account), Net            (69,068,592)   (8,089,041)     8,941,834     9,817,800     6,039,860     (542,400)   (4,124,804)
   Contract Maintenance
    Charge                       (23,432)       (9,830)       (65,043)      (58,228)      (54,508)     (10,751)      (27,567)
   Adjustments to Net
    Assets Allocated to
    Contracts in Payout
    Period                           517          (826)        (2,506)         (800)       (7,673)         338        (3,136)
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
     Increase (decrease)
       in net assets
       resulting from
       principal
       transactions          (21,794,694)  (10,031,092)      (824,425)  (15,427,201)     (971,211)     166,865      (535,819)
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
Increase (decrease) in
 net assets                  (22,998,267)  (11,368,293)    23,407,400    75,317,182    17,697,724    4,671,667    11,382,461
Net assets at beginning
 of period                   181,686,181   103,554,682    508,083,717   640,725,677   589,850,438   79,829,783   202,733,037
                            ------------  ------------  -------------  ------------  ------------  -----------  ------------
Net assets at end of
 period                     $158,687,914  $ 92,186,389  $ 531,491,117  $716,042,859  $607,548,162  $84,501,450  $214,115,498
                            ============  ============  =============  ============  ============  ===========  ============

                            See accompanying notes

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

                                                                                   Sub-accounts
                                                     ------------------------------------------------------------------------
                                                       Vanguard      Vanguard      Vanguard
                                                     LifeStrategy    Long-Term     Long-Term      Vanguard        Vanguard
                                                       Moderate     Investment-    Treasury      Wellington      Windsor II
                                                     Growth Fund    Grade Fund       Fund           Fund            Fund
FOR THE YEAR ENDED DECEMBER 31, 2015
FROM OPERATIONS:
   Net investment income (loss)                      $  1,947,157  $ 10,106,594  $  4,548,815  $   24,502,901  $   16,934,140
   Net realized gain (loss)                             7,622,301     3,306,216     2,539,932      46,661,295      76,541,969
   Capital gain distribution from mutual funds          3,657,097     4,683,747     6,161,628      62,926,768      86,651,691
   Change in net unrealized appreciation
    (depreciation) of investments                     (17,332,441)  (29,209,634)  (19,530,896)   (154,742,332)   (256,859,923)
                                                     ------------  ------------  ------------  --------------  --------------
     Increase (decrease) in net assets resulting
       from operations                                 (4,105,886)  (11,113,077)   (6,280,521)    (20,651,368)    (76,732,123)
                                                     ------------  ------------  ------------  --------------  --------------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract Owners              29,329,528    20,307,896    11,718,766     116,335,367      76,880,092
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                     (23,173,264)  (27,561,980)  (24,104,459)   (174,239,150)   (165,707,268)
   Annuity Benefit Payments                                  (587)       (2,948)       (4,800)       (330,554)        (42,806)
   Transfers Between Subaccounts (including fixed
    account), Net                                      (5,490,545)  (77,289,211)  (11,277,702)    (10,922,388)    (23,048,689)
   Contract Maintenance Charge                            (32,203)      (22,182)      (33,567)       (182,382)       (191,037)
   Adjustments to Net Assets Allocated to
    Contracts in Payout Period                                 35       (29,422)        3,182        (325,033)         (4,702)
                                                     ------------  ------------  ------------  --------------  --------------
     Increase (decrease) in net assets resulting
       from principal transactions                        632,964   (84,597,847)  (23,698,580)    (69,664,140)   (112,114,410)
                                                     ------------  ------------  ------------  --------------  --------------
Increase (decrease) in net assets                      (3,472,922)  (95,710,924)  (29,979,101)    (90,315,508)   (188,846,533)
Net assets at beginning of period                     224,613,412   329,543,706   264,756,446   1,830,151,862   1,845,782,701
                                                     ------------  ------------  ------------  --------------  --------------
Net assets at end of period                          $221,140,490  $233,832,782  $234,777,345  $1,739,836,354  $1,656,936,168
                                                     ============  ============  ============  ==============  ==============
FOR THE YEAR ENDED DECEMBER 31, 2014
FROM OPERATIONS:
   Net investment income (loss)                      $  1,948,544  $  9,389,144  $  5,281,353  $   23,742,710  $   18,570,486
   Net realized gain (loss)                             6,410,171     3,388,734       178,525      36,738,079      60,434,684
   Capital gain distribution from mutual funds          1,450,223     4,554,181     3,858,679      67,238,277     119,070,081
   Change in net unrealized appreciation
    (depreciation) of investments                       2,482,995    23,538,005    43,574,067      18,992,489     (32,096,293)
                                                     ------------  ------------  ------------  --------------  --------------
     Increase (decrease) in net assets resulting
       from operations                                 12,291,933    40,870,064    52,892,624     146,711,555     165,978,958
                                                     ------------  ------------  ------------  --------------  --------------
FROM CAPITAL TRANSACTIONS
   Payments Received From Contract Owners              24,911,450    17,848,517     9,866,609     117,107,049      79,231,778
   Surrenders Of Accumulation Units By
    Terminations And Withdrawals,                     (23,638,801)  (23,714,006)  (24,159,576)   (163,825,934)   (151,340,634)
   Annuity Benefit Payments                                  (585)       (4,897)       (4,123)       (321,528)        (42,449)
   Transfers Between Subaccounts (including fixed
    account), Net                                      (2,543,487)   65,645,029    (5,270,983)    (15,450,292)     15,471,753
   Contract Maintenance Charge                            (31,350)      (23,330)      (35,701)       (187,491)       (199,207)
   Adjustments to Net Assets Allocated to
    Contracts in Payout Period                                 31         1,143       (11,335)       (402,776)        (15,883)
                                                     ------------  ------------  ------------  --------------  --------------
     Increase (decrease) in net assets resulting
       from principal transactions                     (1,302,742)   59,752,456   (19,615,109)    (63,080,972)    (56,894,642)
                                                     ------------  ------------  ------------  --------------  --------------
Increase (decrease) in net assets                      10,989,191   100,622,520    33,277,515      83,630,583     109,084,316
Net assets at beginning of period                     213,624,221   228,921,186   231,478,931   1,746,521,279   1,736,698,385
                                                     ------------  ------------  ------------  --------------  --------------
Net assets at end of period                          $224,613,412  $329,543,706  $264,756,446  $1,830,151,862  $1,845,782,701
                                                     ============  ============  ============  ==============  ==============

                            See accompanying notes

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   The Variable Annuity Life Insurance Company Separate Account A (the
   "Separate Account") is a segregated investment account that was established by The Variable Annuity Life Insurance Company ("VALIC") to fund variable annuity insurance contracts issued by VALIC. VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   The Separate Account includes the following variable annuity products:
   Portfolio Director, Group Unit Purchase, Group Fixed and Variable Annuity (GTS-VA), IMPACT, Independence Plus, Potentia, Equity Director, Portfolio Director Group Unallocated VA, Polaris Choice Elite, and Polaris Platinum Elite.

   The Separate Account contracts are sold primarily by VALIC's exclusive sales force. The distributor of these contracts is AIG Capital Services, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

   VALIC serves as the investment adviser to the VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly-owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to the VALIC Company I and II series. SunAmerica Asset Management LLC ("SAAMCO"), an affiliate of VALIC, serves as investment sub-adviser to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

   The Separate Account is comprised of 117 Sub-accounts. Each Sub-account, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in the Funds listed below.

VALIC COMPANY I FUNDS

Capital Conservation Fund              Blue Chip Growth Fund
Money Market I Fund                    Health Sciences Fund
Mid Cap Index Fund                     Value Fund
Asset Allocation Fund                  Broad Cap Value Income Fund
Government Securities Fund             Large Cap Core Fund
Stock Index Fund                       Inflation Protected Fund
International Equities Index Fund      Growth Fund
Global Social Awareness Fund           Large Capital Growth Fund
International Government Bond Fund     Mid Cap Strategic Growth Fund
Small Cap Index Fund                   Small Cap Special Values Fund
Core Equity Fund                       Small Mid Growth Fund
Growth & Income Fund                   Small Cap Aggressive Growth Fund
Science & Technology Fund              Emerging Economies Fund
Small Cap Fund                         Global Strategy Fund
International Growth Fund              Foreign Value Fund
Dividend Value Fund                    Global Real Estate Fund
Nasdaq-100(R) Index Fund               Dynamic Allocation Fund

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION (CONTINUED)

VALIC COMPANY II FUNDS

International Opportunities Fund       Money Market II Fund
Small Cap Growth Fund                  Aggressive Growth Lifestyle Fund
Small Cap Value Fund                   Moderate Growth Lifestyle Fund
Mid Cap Growth Fund                    Conservative Growth Lifestyle Fund
Mid Cap Value Fund                     Core Bond Fund
Capital Appreciation Fund              Strategic Bond Fund
Large Cap Value Fund                   High Yield Bond Fund
Socially Responsible Fund

SUNAMERICA SERIES TRUST FUNDS

SAST Alliance Growth Portfolio Class 3 SAST Growth-Income Portfolio Class 3
SAST American Funds Asset Allocation   SAST High-Yield Bond Portfolio Class 3
Portfolio Class 3                      SAST International Diversified
SAST American Funds Global Growth      Equities Portfolio
Portfolio Class                        SAST Marsico Focused Growth Portfolio
SAST American Funds Growth Portfolio   Class 3
Class 3                                SAST MFS Massachusetts Investors
SAST American Funds Growth-Income      Trust Portfolio C
Portfolio Class                        SAST MFS Total Return Portfolio
SAST Balanced Portfolio Class 3        Class 3
SAST Blue Chip Growth Portfolio        SAST Mid-Cap Growth Portfolio Class 3
Class 3                                SAST Protected Asset Allocation SAST
SAST Capital Growth Portfolio Class 3  Portfolio Cla
SAST Cash Management Portfolio Class 3 SAST Real Estate Portfolio Class 3 SAST Corporate Bond Portfolio Class 3 SAST Small & Mid Cap Value Portfolio
SA Legg Mason BW Large Cap Value       Class 3
Portfolio Class 3                      SAST Small Company Value Portfolio
SAST Dogs of Wall Street Portfolio     Class 3
Class 3                                SAST SunAmerica Dynamic Strategy
SAST Dynamic Allocation Portfolio      Portfolio Class 3
Class 3                                SAST Technology Portfolio Class 3
SAST Emerging Markets Portfolio        SAST Telecom Utility Portfolio Class 3
Class 3                                SAST Total Return Bond Portfolio
SAST Equity Opportunities Portfolio    Class 3
Class 3                                SAST VCP Total Return Balanced
SAST Foreign Value Portfolio Class 3   Portfolio
SAST Global Bond Portfolio Class 3     SAST VCP Value Portfolio
SAST Growth Opportunities Portfolio
Class 3

SEASONS SERIES TRUST FUNDS

SST Allocation Balanced Portfolio
Class 3
SST Allocation Growth Portfolio
Class 3
SST Allocation Moderate Growth
Portfolio Class 3
SST Allocation Moderate Portfolio
Class 3
SST Real Return Portfolio Class 3

ANCHOR SERIES TRUST FUNDS

AST Capital Appreciation Portfolio
Class 3
AST Government and Quality Bond
Portfolio Class 3

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OTHER FUNDS

American Beacon Holland Large Cap      T Rowe Price Retirement 2040 Fund
Growth Fund I                          T Rowe Price Retirement 2045 Fund
Ariel Appreciation Fund                T Rowe Price Retirement 2050 Fund
Ariel Fund                             T Rowe Price Retirement 2055 Fund
Franklin Income Securities Fund        T Rowe Price Retirement 2060 Fund
Invesco Balanced-Risk Commodity        Vanguard LifeStrategy Conservative
Strategy Fund R5                       Growth Fund
Invesco VI Comstock Fund Series II     Vanguard LifeStrategy Growth Fund
Invesco VI Growth and Income Fund      Vanguard LifeStrategy Moderate Growth
Series II                              Fund
Lord Abbett Growth and Income          Vanguard Long-Term Investment-Grade
Portfolio Class VC                     Fund
SunAmerica 2020 High Watermark Fund    Vanguard Long-Term Treasury Fund
T Rowe Price Retirement 2015 Fund      Vanguard Wellington Fund
T Rowe Price Retirement 2020 Fund      Vanguard Windsor II Fund
T Rowe Price Retirement 2025 Fund
T Rowe Price Retirement 2030 Fund
T Rowe Price Retirement 2035 Fund

   The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC.

   In addition to the 117 Sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC's general account. Contract owners should refer to the product prospectus for the available Funds and fixed account.

   Net premiums from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statements of Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

   USE OF ESTIMATES: The preparation of financial statements in conformity with
   ----------------
   accounting principals general accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

   INVESTMENT VALUATION: Investments in the Funds are valued at the net asset
   --------------------
   value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales
   -----------------------------------------------------
   of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

   RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Participants are able to elect
   -----------------------------------------
   assumed interest rates between 3.0% and 6.0% in determining annuity payments. Reserves are calculated according to the 1983(a) Individual Mortality Table, the Annuity 2000 Mortality Table, and the 1994 Group Annuity Reserve Mortality Table, depending on the calendar year of annuitization.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to VALIC. VALIC received a net mortality transfer from the Separate Account of $(1,155,898) and $(966,169) for the years ended December 31, 2015 and 2014, respectively. These amounts are included in the Adjustments to Net Assets Allocated to Contracts in Payout Period in the Statements of Changes in Net Assets.

   ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a
   ------------------
   deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges, net of any applicable expense reimbursements. VALIC offers both standard and enhanced contracts, which have different mortality and expense risk charges.

   FEDERAL INCOME TAXES: VALIC qualifies for federal income tax treatment
   --------------------
   granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of VALIC and are not taxed separately. Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. FAIR VALUE MEASUREMENTS

   Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

   Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

   Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

   Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

   The Separate Account assets measured at fair value as of December 31, 2015 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2015, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2015, is presented.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS

   Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

   MORTALITY AND EXPENSE RISK CHARGE: Deductions for mortality and expense
   ---------------------------------
   risks assumed by VALIC are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to VALIC. The mortality and expense risk charges for each product is shown in the table below. The charges range from 0.00% to 2.10% based on the average daily net asset value of each sub-account. The exact rate depends on the particular product issued and the sub-account selected. This charge is guaranteed and cannot be increased by VALIC. The mortality and expense risk charges are to compensate VALIC for assuming mortality and expense risks under the contract. The mortality risk that VALIC assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, VALIC assumes the obligation to pay during the purchase period a death benefit. The expense risk is VALIC's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be. These charges are included on the mortality and expense risk charge line of the Statements of Operations.

 PRODUCTS                               RISK CHARGES
 -------------------------------------  -------------------------------------
 Group Fixed and Variable Annuity       0.85% on the first $10 million
 (GTS-VA)                               0.425% on the next $90 million
                                        0.21% on the excess over $100 million

 Group Unit Purchase (GUP)              1.00%

 Portfolio Director                     0.15% - 1.25%
 Impact
 Independence Plus

 Portfolio Director Group Unallocated   0.00%
 VA

 Potentia                               0.95% - 1.45%

 Polaris Choice Elite                   1.30% - 1.90%
 Polaris Platinum Elite

 Equity Director                        1.60% - 2.10%

   Mortality and expense risk charges of the Separate Account's Group Unit Purchase and GTS-VA products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

 PRODUCTS                               EXPENSE LIMITATIONS
 -------------------------------------  -------------------------------------
 Group Unit Purchase (GUP)              1.4157% on the first $359,065,787
                                        1.36% on the next $40,934,213
                                        1.32% on the excess over $400 million

 GTS-VA                                 0.6966% on the first $25,434,267
                                        0.50% on the first $74,565,733
                                        0.25% on the excess over $100 million

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS (CONTINUED)

   SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or
   --------------------------------------------------
   their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the Sub-account investing in that Fund. In addition, VALIC currently reimburses or credits certain Sub-accounts a portion of VALIC's mortality and expense risk charges. The reimbursements are included on the reimbursement of expenses line of the Statement of Operations. Such crediting arrangements are voluntary, and may be changed by VALIC at any time. The expense reimbursements are credited at the annual rate of 0.25%.

   ACCOUNT MAINTENANCE CHARGE: An account maintenance charge of $3.75 is
   --------------------------
   assessed on each contract (except those relating to GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. The account maintenance charge is to reimburse VALIC for administrative expenses for establishing and maintaining the record keeping for the Sub-accounts. Account maintenance charges for all Sub-accounts in the Separate Account totaled $3,708,130 and $3,793,341 for the years ended December 31, 2015 and 2014, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

   SURRENDER CHARGE: When money is withdrawn from a participant's account, a
   ----------------
   surrender charge may be deducted from the amount withdrawn. VALIC received surrender charges of $4,503,705 and $4,447,373 for the years ended
   December 31, 2015 and 2014, respectively. The surrender charges are paid by redemption of units outstanding and represent the sum of all Sub-accounts presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

   SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments into GUP and
   -------------------------------
   GTS-VA are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. VALIC received $4,995 and $18 for the year ended December 31, 2015, in sales and administrative charges on variable annuity purchase payments for GUP and GTS-VA, respectively. VALIC received $3,343 and $367 for the year ended December 31, 2014, in sales and administrative charges on variable annuity purchase payments for Sub-accounts GUP and GTS-VA, respectively. The sales and administrative charges are paid by redemption of units outstanding and represent the sum of all Sub-accounts presented in the Separate Account. These charges are included as part of the payments received from contract owners line of the Statement of Changes in Net Assets.

   PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states,
   ------------------
   cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

   GUARANTEED MINIMUM WITHDRAWAL CHARGE: An optional annualized fee percentage
   ------------------------------------
   of 0.65% for a guaranteed minimum withdrawal benefit ("GMWB") charge may be assessed on certain contracts based on eligible purchase payments made into the contract (called the "Benefit Base"). The fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The GMWB charges for all Sub-accounts in the Separate Account totaled $23,636,363 and $23,366,722 for the years ended December 31, 2015 and 2014, respectively. These charges are paid by redemption of units outstanding and are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                          Proceeds from
Sub-accounts                                            Cost of Purchases     Sales
------------------------------------------------------- ----------------- -------------
American Beacon Holland Large Cap Growth Fund I            $ 9,556,513     $10,106,890
Ariel Appreciation Fund                                     56,516,605      84,191,980
Ariel Fund                                                  70,032,589      55,864,512
AST Capital Appreciation Portfolio Class 3                     483,095          29,217
AST Government and Quality Bond Portfolio Class 3              353,796          29,548
Franklin Income Securities Fund                                484,303           5,723
Invesco Balanced-Risk Commodity Strategy Fund R5            51,878,414      11,553,535
Invesco VI Comstock Fund Series II                             308,082          25,910
Invesco VI Growth and Income Fund Series II                    374,428          29,680
Lord Abbett Growth and Income Portfolio Class VC                10,657              90
SAST Alliance Growth Portfolio Class 3                          71,972              35
SAST American Funds Asset Allocation Portfolio Class 3         100,356           2,233
SAST American Funds Global Growth Portfolio Class 3            197,506          17,423
SAST American Funds Growth Portfolio Class 3                   219,996          20,804
SAST American Funds Growth-Income Portfolio Class 3            106,751          10,052
SAST Balanced Portfolio Class 3                                113,010             198
SAST Blue Chip Growth Portfolio Class 3                        119,115           7,797
SAST Capital Growth Portfolio Class 3                          140,527          11,453
SAST Cash Management Portfolio Class 3                          53,158           1,844
SAST Corporate Bond Portfolio Class 3                          404,274          48,758
SA Legg Mason BW Large Cap Value Class 3                       206,770          14,972
SAST Dogs of Wall Street Portfolio Class 3                     205,337          24,612
SAST Dynamic Allocation Portfolio Class 3                   21,983,578          13,352
SAST Emerging Markets Portfolio Class 3                         69,745           7,255
SAST Equity Opportunities Portfolio Class 3                    481,086          16,026
SAST Foreign Value Portfolio Class 3                           130,564          10,999
SAST Global Bond Portfolio Class 3                             155,895           8,271
SAST Growth Opportunities Portfolio Class 3                     22,644              71
SAST Growth-Income Portfolio Class 3                           317,615          26,494
SAST High-Yield Bond Portfolio Class 3                         105,950          13,894
SAST International Diversified Equities Portfolio              119,167          11,106
SAST Marsico Focused Growth Portfolio Class 3                  125,245          11,250
SAST MFS Massachusetts Investors Trust Portfolio               330,225          26,394
SAST MFS Total Return Portfolio Class 3                         56,993             580
SAST Mid-Cap Growth Portfolio Class 3                           74,198          12,546
SAST Protected Asset Allocation SAST Portfolio Class 3       5,186,337          66,094
SAST Real Estate Portfolio Class 3                              12,877             132
SAST Small & Mid Cap Value Portfolio Class 3                   110,259          19,841
SAST Small Company Value Portfolio Class 3                      94,355           7,361
SAST SunAmerica Dynamic Strategy Portfolio Class 3          19,418,629          42,982
SAST Technology Portfolio Class 3                               34,482           6,350
SAST Telecom Utility Portfolio Class 3                           1,500               1
SAST Total Return Bond Portfolio Class 3                       664,141          61,017
SAST VCP Total Return Balanced Portfolio                     3,800,701           8,290
SAST VCP Value Portfolio                                     4,549,578          44,612
SST Allocation Balanced Portfolio Class 3                       64,783             349
SST Allocation Growth Portfolio Class 3                        199,640             728
SST Allocation Moderate Growth Portfolio Class 3               551,601           3,100
SST Allocation Moderate Portfolio Class 3                       37,942             148
SST Real Return Portfolio Class 3                              146,767           9,479
SunAmerica 2020 High Watermark Fund                            233,800       1,892,399
T Rowe Price Retirement 2015 Fund                            4,204,881       2,082,137
T Rowe Price Retirement 2020 Fund                            7,498,915         384,365
T Rowe Price Retirement 2025 Fund                            5,611,310         407,139
T Rowe Price Retirement 2030 Fund                            5,399,277         114,438
T Rowe Price Retirement 2035 Fund                            3,548,490         111,040
T Rowe Price Retirement 2040 Fund                            4,026,538         257,557
T Rowe Price Retirement 2045 Fund                            2,355,706         291,851
T Rowe Price Retirement 2050 Fund                            1,385,347         233,648
T Rowe Price Retirement 2055 Fund                              597,375          28,054
T Rowe Price Retirement 2060 Fund                              779,200         315,747

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                   Proceeds from
Sub-accounts                                     Cost of Purchases     Sales
------------------------------------------------ ----------------- -------------
VALIC Co. I Asset Allocation Fund                  $ 24,078,055    $ 19,985,499
VALIC Co. I Blue Chip Growth Fund                    86,717,466      42,725,588
VALIC Co. I Broad Cap Value Income Fund               9,142,993      10,039,521
VALIC Co. I Capital Conservation Fund                19,773,941      30,743,523
VALIC Co. I Core Equity Fund                          3,488,197      31,116,687
VALIC Co. I Dividend Value Fund                      76,114,325     139,735,273
VALIC Co. I Dynamic Allocation Fund                  14,660,101      22,039,785
VALIC Co. I Emerging Economies Fund                  71,122,809      70,518,005
VALIC Co. I Foreign Value Fund                       50,741,673      81,430,240
VALIC Co. I Global Real Estate Fund                  45,403,998      68,019,382
VALIC Co. I Global Social Awareness Fund             14,440,926      59,804,584
VALIC Co. I Global Strategy Fund                     39,176,233      46,766,893
VALIC Co. I Government Securities Fund               15,453,676      29,067,672
VALIC Co. I Growth & Income Fund                     15,958,958      20,518,282
VALIC Co. I Growth Fund                             195,255,350     112,796,614
VALIC Co. I Health Sciences Fund                    217,304,201      37,982,119
VALIC Co. I Inflation Protected Fund                 60,968,241      49,342,233
VALIC Co. I International Equities Index Fund       198,901,768     168,999,751
VALIC Co. I International Government Bond Fund       26,674,865      40,263,094
VALIC Co. I International Growth Fund                30,580,159      82,603,736
VALIC Co. I Large Cap Core Fund                      33,704,432      26,484,783
VALIC Co. I Large Capital Growth Fund                77,488,402      38,588,943
VALIC Co. I Mid Cap Index Fund                      276,839,045     295,908,903
VALIC Co. I Mid Cap Strategic Growth Fund            45,168,520      39,976,760
VALIC Co. I Money Market I Fund                      71,479,515      81,798,184
VALIC Co. I Nasdaq-100 Index Fund                    37,626,157      23,297,779
VALIC Co. I Science & Technology Fund               108,709,364      91,762,308
VALIC Co. I Small Cap Aggressive Growth Fund         48,452,966      17,660,369
VALIC Co. I Small Cap Fund                           54,907,907      43,884,336
VALIC Co. I Small Cap Index Fund                    117,626,812     142,553,736
VALIC Co. I Small Cap Special Values Fund            22,470,023      26,625,464
VALIC Co. I Small Mid Growth Fund                    40,837,082      13,366,853
VALIC Co. I Stock Index Fund                        282,064,824     460,903,276
VALIC Co. I Value Fund                                4,132,681      13,330,046
VALIC Co. II Aggressive Growth Lifestyle Fund        82,027,730      37,160,088
VALIC Co. II Capital Appreciation Fund                2,215,854       6,798,815
VALIC Co. II Conservative Growth Lifestyle Fund      50,656,243      33,663,030
VALIC Co. II Core Bond Fund                         284,440,560      47,367,449
VALIC Co. II High Yield Bond Fund                    94,319,486      43,768,231
VALIC Co. II International Opportunities Fund        62,059,307      51,706,346
VALIC Co. II Large Cap Value Fund                    11,204,174      22,697,109
VALIC Co. II Mid Cap Growth Fund                     35,146,792      15,734,270
VALIC Co. II Mid Cap Value Fund                     143,041,694      77,294,287
VALIC Co. II Moderate Growth Lifestyle Fund         116,910,544      51,179,021
VALIC Co. II Money Market II Fund                    65,722,680      55,002,469
VALIC Co. II Small Cap Growth Fund                   19,070,566      18,836,836
VALIC Co. II Small Cap Value Fund                    96,476,145     103,764,097
VALIC Co. II Socially Responsible Fund               53,943,469      39,338,128
VALIC Co. II Strategic Bond Fund                     47,747,354      55,519,562
Vanguard LifeStrategy Conservative Growth Fund       13,245,716      12,013,503
Vanguard LifeStrategy Growth Fund                    20,798,646      17,993,453
Vanguard LifeStrategy Moderate Growth Fund           27,032,928      20,798,888
Vanguard Long-Term Investment-Grade Fund             44,103,587     113,945,975
Vanguard Long-Term Treasury Fund                     28,230,104      41,226,133
Vanguard Wellington Fund                            146,246,687     128,411,967
Vanguard Windsor II Fund                            145,032,420     153,586,365

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2015.

                                         Contracts
                                           with a
                                           Total    Accumulation   Accumulation   Net Increase
Sub-accounts                             Expense of Units Issued  Units Redeemed   (Decrease)
---------------------------------------  ---------- ------------- --------------  ------------
American Beacon Holland Large Cap
  Growth Fund I                             0.60%        4,901.00     (25,503.00)     (20,602) (2)
American Beacon Holland Large Cap
  Growth Fund I                             0.80%    1,157,832.00  (2,475,688.00)  (1,317,856) (2)
American Beacon Holland Large Cap
  Growth Fund I                             1.00%      582,455.00  (3,015,812.00)  (2,433,357) (2), (3), (4), (5)
American Beacon Holland Large Cap
  Growth Fund I                             1.85%        4,237.00     (31,714.00)     (27,477) (6)
Ariel Appreciation Fund                     0.40%      340,040.00    (461,971.00)    (121,931) (2)
Ariel Appreciation Fund                     0.60%      144,084.00    (373,660.00)    (229,576) (2)
Ariel Appreciation Fund                     0.80%    1,369,528.00  (4,437,512.00)  (3,067,984) (2)
Ariel Appreciation Fund                     1.00%    3,118,609.00 (19,985,328.00) (16,866,719) (2), (3), (4), (5)
Ariel Appreciation Fund                     1.85%        2,468.00      (9,103.00)      (6,635) (6)
Ariel Fund                                  0.40%    1,210,626.00    (686,566.00)     524,060  (2)
Ariel Fund                                  0.60%      263,133.00    (134,122.00)     129,011  (2)
Ariel Fund                                  0.80%    1,323,224.00  (5,465,749.00)  (4,142,525) (2)
Ariel Fund                                  1.00%      948,126.00  (9,816,871.00)  (8,868,745) (2), (3), (4), (5)
Ariel Fund                                  1.85%        7,203.00     (14,759.00)      (7,556) (6)
AST Capital Appreciation Portfolio
  Class 3                                   1.30%        5,660.00        (374.00)       5,286  (7), (8)
AST Capital Appreciation Portfolio
  Class 3                                   1.55%        1,092.00        (244.00)         848  (7), (8)
AST Capital Appreciation Portfolio
  Class 3                                   1.65%       12,427.00        (605.00)      11,822  (7), (8)
AST Capital Appreciation Portfolio
  Class 3                                   1.90%          154.00             --          154  (7), (8)
AST Government and Quality Bond
  Portfolio Class 3                         1.30%       13,732.00      (1,396.00)      12,336  (7), (8)
AST Government and Quality Bond
  Portfolio Class 3                         1.55%        3,795.00        (835.00)       2,960  (7), (8)
AST Government and Quality Bond
  Portfolio Class 3                         1.65%       10,178.00         (66.00)      10,112  (7), (8)
AST Government and Quality Bond
  Portfolio Class 3                         1.90%        1,082.00          (1.00)       1,081  (7), (8)
Franklin Income Securities Fund             1.30%       29,496.00        (288.00)      29,208  (7), (8)
Franklin Income Securities Fund             1.55%          246.00             --          246  (7), (8)
Franklin Income Securities Fund             1.65%        1,243.00             --        1,243  (7), (8)
Franklin Income Securities Fund             1.90%        7,048.00             --        7,048  (7), (8)
Invesco Balanced-Risk Commodity
  Strategy Fund R5                          0.60%      561,106.00    (146,843.00)     414,263  (7), (8)
Invesco Balanced-Risk Commodity
  Strategy Fund R5                          0.80%   10,296,380.00  (2,396,588.00)   7,899,792  (7), (8)
Invesco Balanced-Risk Commodity
  Strategy Fund R5                          1.00%   70,992,269.00 (14,947,815.00)  56,044,454  (7), (8)
Invesco Balanced-Risk Commodity
  Strategy Fund R5                          1.85%        9,050.00      (1,608.00)       7,442  (7), (8)
Invesco VI Comstock Fund Series II          1.30%       10,492.00      (1,029.00)       9,463  (7), (8)
Invesco VI Comstock Fund Series II          1.55%        2,990.00        (680.00)       2,310  (7), (8)
Invesco VI Comstock Fund Series II          1.65%        6,387.00         (50.00)       6,337  (7), (8)
Invesco VI Comstock Fund Series II          1.90%          465.00             --          465  (7), (8)
Invesco VI Growth and Income Fund
  Series II                                 1.30%       11,190.00      (1,147.00)      10,043  (7), (8)
Invesco VI Growth and Income Fund
  Series II                                 1.55%        3,373.00        (766.00)       2,607  (7), (8)
Invesco VI Growth and Income Fund
  Series II                                 1.65%        7,012.00         (58.00)       6,954  (7), (8)
Invesco VI Growth and Income Fund
  Series II                                 1.90%          541.00             --          541  (7), (8)
Lord Abbett Growth and Income Portfolio
  Class VC                                  1.30%          170.00          (1.00)         169  (7), (8)
Lord Abbett Growth and Income Portfolio
  Class VC                                  1.55%          634.00          (4.00)         630  (7), (8)
SAST Alliance Growth Portfolio Class 3      1.30%        3,638.00             --        3,638  (7), (8)
SAST American Funds Asset Allocation
  Portfolio Class 3                         1.30%          766.00          (9.00)         757  (7), (8)
SAST American Funds Global Growth
  Portfolio Class 3                         1.30%        7,232.00        (398.00)       6,834  (7), (8)
SAST American Funds Global Growth
  Portfolio Class 3                         1.55%        1,173.00        (260.00)         913  (7), (8)
SAST American Funds Global Growth
  Portfolio Class 3                         1.65%        2,617.00        (410.00)       2,207  (7), (8)
SAST American Funds Global Growth
  Portfolio Class 3                         1.90%          144.00             --          144  (7), (8)
SAST American Funds Growth Portfolio
  Class 3                                   1.30%        9,622.00        (315.00)       9,307  (7), (8)
SAST American Funds Growth Portfolio
  Class 3                                   1.55%          809.00        (178.00)         631  (7), (8)
SAST American Funds Growth Portfolio
  Class 3                                   1.65%        2,672.00        (831.00)       1,841  (7), (8)
SAST American Funds Growth Portfolio
  Class 3                                   1.90%          151.00             --          151  (7), (8)
SAST American Funds Growth-Income
  Portfolio Class 3                         1.30%        5,574.00        (144.00)       5,430  (7), (8)
SAST American Funds Growth-Income
  Portfolio Class 3                         1.55%          434.00         (94.00)         340  (7), (8)
SAST American Funds Growth-Income
  Portfolio Class 3                         1.65%          907.00        (432.00)         475  (7), (8)
SAST Balanced Portfolio Class 3             1.30%        7,085.00          (9.00)       7,076  (7), (8)
SAST Balanced Portfolio Class 3             1.55%          200.00             --          200  (7), (8)
SAST Blue Chip Growth Portfolio Class 3     1.30%        3,690.00        (263.00)       3,427  (7), (8)
SAST Blue Chip Growth Portfolio Class 3     1.55%          805.00        (176.00)         629  (7), (8)
SAST Blue Chip Growth Portfolio Class 3     1.65%        1,811.00         (14.00)       1,797  (7), (8)
SAST Blue Chip Growth Portfolio Class 3     1.90%          938.00         (13.00)         925  (7), (8)
SAST Capital Growth Portfolio Class 3       1.30%        4,935.00        (441.00)       4,494  (7), (8)
SAST Capital Growth Portfolio Class 3       1.55%        1,308.00        (285.00)       1,023  (7), (8)
SAST Capital Growth Portfolio Class 3       1.65%        2,724.00         (22.00)       2,702  (7), (8)
SAST Capital Growth Portfolio Class 3       1.90%          245.00             --          245  (7), (8)
SAST Cash Management Portfolio Class 3      1.30%        4,613.00        (166.00)       4,447  (7), (8)
SAST Cash Management Portfolio Class 3      1.90%          913.00             --          913  (7), (8)
SAST Corporate Bond Portfolio Class 3       1.30%        9,894.00      (1,012.00)       8,882  (7), (8)
SAST Corporate Bond Portfolio Class 3       1.55%        2,866.00        (643.00)       2,223  (7), (8)
SAST Corporate Bond Portfolio Class 3       1.65%       11,849.00      (1,330.00)      10,519  (7), (8)
SAST Corporate Bond Portfolio Class 3       1.90%          269.00          (3.00)         266  (7), (8)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2015.

                                         Contracts
                                           with a                Accumulation
                                           Total    Accumulation    Units     Net Increase
Sub-accounts                             Expense of Units Issued   Redeemed    (Decrease)
---------------------------------------- ---------- ------------ ------------ ------------
SA Legg Mason BW Large Cap Value Class 3    1.30%       6,776.00     (597.00)      6,179   (7), (8)
SA Legg Mason BW Large Cap Value Class 3    1.55%       1,795.00     (394.00)      1,401   (7), (8)
SA Legg Mason BW Large Cap Value Class 3    1.65%       4,074.00      (31.00)      4,043   (7), (8)
SA Legg Mason BW Large Cap Value Class 3    1.90%         330.00          --         330   (7), (8)
SAST Dogs of Wall Street Portfolio
  Class 3                                   1.30%       6,059.00     (378.00)      5,681   (7), (8)
SAST Dogs of Wall Street Portfolio
  Class 3                                   1.55%       1,126.00     (227.00)        899   (7), (8)
SAST Dogs of Wall Street Portfolio
  Class 3                                   1.65%       3,069.00     (719.00)      2,350   (7), (8)
SAST Dogs of Wall Street Portfolio
  Class 3                                   1.90%         194.00          --         194   (7), (8)
SAST Dynamic Allocation Portfolio
  Class 3                                   1.30%   1,747,209.00  (15,336.00)  1,731,873   (7), (8)
SAST Dynamic Allocation Portfolio
  Class 3                                   1.55%      49,817.00     (147.00)     49,670   (7), (8)
SAST Dynamic Allocation Portfolio
  Class 3                                   1.65%      26,453.00     (397.00)     26,056   (7), (8)
SAST Emerging Markets Portfolio Class 3     1.30%       3,800.00     (449.00)      3,351   (7), (8)
SAST Emerging Markets Portfolio Class 3     1.55%       1,264.00     (308.00)        956   (7), (8)
SAST Emerging Markets Portfolio Class 3     1.65%       1,798.00      (21.00)      1,777   (7), (8)
SAST Emerging Markets Portfolio Class 3     1.90%         111.00          --         111   (7), (8)
SAST Equity Opportunities Portfolio
  Class 3                                   1.30%      25,532.00     (561.00)     24,971   (7), (8)
SAST Equity Opportunities Portfolio
  Class 3                                   1.55%       1,653.00     (365.00)      1,288   (7), (8)
SAST Equity Opportunities Portfolio
  Class 3                                   1.65%       3,055.00      (29.00)      3,026   (7), (8)
SAST Equity Opportunities Portfolio
  Class 3                                   1.90%         233.00          --         233   (7), (8)
SAST Foreign Value Portfolio Class 3        1.30%       5,996.00     (591.00)      5,405   (7), (8)
SAST Foreign Value Portfolio Class 3        1.55%       1,773.00     (413.00)      1,360   (7), (8)
SAST Foreign Value Portfolio Class 3        1.65%       3,625.00      (29.00)      3,596   (7), (8)
SAST Foreign Value Portfolio Class 3        1.90%         310.00          --         310   (7), (8)
SAST Global Bond Portfolio Class 3          1.30%       7,226.00     (365.00)      6,861   (7), (8)
SAST Global Bond Portfolio Class 3          1.55%       1,167.00     (244.00)        923   (7), (8)
SAST Global Bond Portfolio Class 3          1.65%       3,735.00      (19.00)      3,716   (7), (8)
SAST Global Bond Portfolio Class 3          1.90%         622.00       (6.00)        616   (7), (8)
SAST Growth Opportunities Portfolio
  Class 3                                   1.30%       1,178.00          --       1,178   (7), (8)
SAST Growth-Income Portfolio Class 3        1.30%      10,241.00   (1,014.00)      9,227   (7), (8)
SAST Growth-Income Portfolio Class 3        1.55%       3,501.00     (666.00)      2,835   (7), (8)
SAST Growth-Income Portfolio Class 3        1.65%       6,056.00      (52.00)      6,004   (7), (8)
SAST Growth-Income Portfolio Class 3        1.90%         474.00          --         474   (7), (8)
SAST High-Yield Bond Portfolio Class 3      1.30%       3,126.00     (304.00)      2,822   (7), (8)
SAST High-Yield Bond Portfolio Class 3      1.55%         973.00     (220.00)        753   (7), (8)
SAST High-Yield Bond Portfolio Class 3      1.65%       3,569.00     (500.00)      3,069   (7), (8)
SAST International Diversified Equities
  Portfolio                                 1.30%       5,536.00     (605.00)      4,931   (7), (8)
SAST International Diversified Equities
  Portfolio                                 1.55%       1,775.00     (415.00)      1,360   (7), (8)
SAST International Diversified Equities
  Portfolio                                 1.65%       3,422.00      (31.00)      3,391   (7), (8)
SAST International Diversified Equities
  Portfolio                                 1.90%         216.00          --         216   (7), (8)
SAST Marsico Focused Growth Portfolio
  Class 3                                   1.30%       4,079.00     (397.00)      3,682   (7), (8)
SAST Marsico Focused Growth Portfolio
  Class 3                                   1.55%       1,145.00     (260.00)        885   (7), (8)
SAST Marsico Focused Growth Portfolio
  Class 3                                   1.65%       1,985.00      (20.00)      1,965   (7), (8)
SAST Marsico Focused Growth Portfolio
  Class 3                                   1.90%         145.00          --         145   (7), (8)
SAST MFS Massachusetts Investors Trust
  Portfolio                                 1.30%       9,554.00     (896.00)      8,658   (7), (8)
SAST MFS Massachusetts Investors Trust
  Portfolio                                 1.55%       2,674.00     (594.00)      2,080   (7), (8)
SAST MFS Massachusetts Investors Trust
  Portfolio                                 1.65%       6,127.00      (47.00)      6,080   (7), (8)
SAST MFS Massachusetts Investors Trust
  Portfolio                                 1.90%         498.00          --         498   (7), (8)
SAST MFS Total Return Portfolio Class 3     1.30%       1,951.00       (6.00)      1,945   (7), (8)
SAST MFS Total Return Portfolio Class 3     1.55%         323.00          --         323   (7), (8)
SAST MFS Total Return Portfolio Class 3     1.90%       1,760.00      (38.00)      1,722   (7), (8)
SAST Mid-Cap Growth Portfolio Class 3       1.30%         925.00          --         925   (7), (8)
SAST Mid-Cap Growth Portfolio Class 3       1.65%       2,431.00     (609.00)      1,822   (7), (8)
SAST Protected Asset Allocation SAST
  Portfolio Class 3                         1.30%     376,693.00   (7,156.00)    369,537   (7), (8)
SAST Protected Asset Allocation SAST
  Portfolio Class 3                         1.55%       7,727.00     (136.00)      7,591   (7), (8)
SAST Protected Asset Allocation SAST
  Portfolio Class 3                         1.65%      57,671.00     (740.00)     56,931   (7), (8)
SAST Real Estate Portfolio Class 3          1.30%       1,037.00       (9.00)      1,028   (7), (8)
SAST Real Estate Portfolio Class 3          1.55%          11.00          --          11   (7), (8)
SAST Small & Mid Cap Value Portfolio
  Class 3                                   1.30%       2,406.00     (232.00)      2,174   (7), (8)
SAST Small & Mid Cap Value Portfolio
  Class 3                                   1.55%         704.00     (158.00)        546   (7), (8)
SAST Small & Mid Cap Value Portfolio
  Class 3                                   1.65%       2,328.00     (727.00)      1,601   (7), (8)
SAST Small & Mid Cap Value Portfolio
  Class 3                                   1.90%         127.00          --         127   (7), (8)
SAST Small Company Value Portfolio
  Class 3                                   1.30%       3,692.00     (292.00)      3,400   (7), (8)
SAST Small Company Value Portfolio
  Class 3                                   1.55%         863.00     (196.00)        667   (7), (8)
SAST Small Company Value Portfolio
  Class 3                                   1.65%       1,433.00      (15.00)      1,418   (7), (8)
SAST Small Company Value Portfolio
  Class 3                                   1.90%         156.00          --         156   (7), (8)
SAST SunAmerica Dynamic Strategy
  Portfolio Class 3                         1.30%   1,569,251.00   (9,528.00)  1,559,723   (7), (8)
SAST SunAmerica Dynamic Strategy
  Portfolio Class 3                         1.55%      54,550.00     (163.00)     54,387   (7), (8)
SAST SunAmerica Dynamic Strategy
  Portfolio Class 3                         1.65%       3,449.00     (402.00)      3,047   (7), (8)
SAST Technology Portfolio Class 3           1.30%       1,494.00      (14.00)      1,480   (7), (8)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2015.

                                                  Contracts
                                                    with a
                                                    Total    Accumulation   Accumulation   Net Increase
Sub-accounts                                      Expense of Units Issued  Units Redeemed   (Decrease)
------------------------------------------------- ---------- ------------- --------------  ------------
SAST Technology Portfolio Class 3                    1.55%           88.00             --           88  (7), (8)
SAST Technology Portfolio Class 3                    1.65%          391.00        (391.00)          --  (7), (8)
SAST Telecom Utility Portfolio Class 3               1.55%          103.00             --          103  (7), (8)
SAST Total Return Bond Portfolio Class 3             1.30%       27,875.00      (1,712.00)      26,163  (7), (8)
SAST Total Return Bond Portfolio Class 3             1.55%        4,834.00      (1,067.00)       3,767  (7), (8)
SAST Total Return Bond Portfolio Class 3             1.65%       14,402.00      (1,535.00)      12,867  (7), (8)
SAST Total Return Bond Portfolio Class 3             1.90%          414.00             --          414  (7), (8)
SAST VCP Total Return Balanced Portfolio             1.30%      340,306.00      (2,535.00)     337,771  (7), (8)
SAST VCP Total Return Balanced Portfolio             1.55%        6,872.00         (60.00)       6,812  (7), (8)
SAST VCP Total Return Balanced Portfolio             1.65%          272.00             --          272  (7), (8)
SAST VCP Value Portfolio                             1.30%      391,799.00      (9,985.00)     381,814  (7), (8)
SAST VCP Value Portfolio                             1.55%        6,533.00         (66.00)       6,467  (7), (8)
SAST VCP Value Portfolio                             1.65%          258.00             --          258  (7), (8)
SST Allocation Balanced Portfolio Class 3            1.55%        4,272.00             --        4,272  (7), (8)
SST Allocation Growth Portfolio Class 3              1.30%       12,655.00             --       12,655  (7), (8)
SST Allocation Growth Portfolio Class 3              1.55%          875.00             --          875  (7), (8)
SST Allocation Moderate Growth Portfolio Class 3     1.30%        1,240.00          (2.00)       1,238  (7), (8)
SST Allocation Moderate Growth Portfolio Class 3     1.55%        1,129.00             --        1,129  (7), (8)
SST Allocation Moderate Growth Portfolio Class 3     1.65%       33,657.00             --       33,657  (7), (8)
SST Allocation Moderate Portfolio Class 3            1.55%        2,515.00             --        2,515  (7), (8)
SST Real Return Portfolio Class 3                    1.30%        5,981.00        (513.00)       5,468  (7), (8)
SST Real Return Portfolio Class 3                    1.55%        1,207.00        (259.00)         948  (7), (8)
SST Real Return Portfolio Class 3                    1.65%        5,100.00         (21.00)       5,079  (7), (8)
SST Real Return Portfolio Class 3                    1.90%          431.00             --          431  (7), (8)
SunAmerica 2020 High Watermark Fund                  0.85%              --      (2,360.00)      (2,360) (7), (8)
SunAmerica 2020 High Watermark Fund                  1.05%           12.00    (389,674.00)    (389,662) (7), (8)
SunAmerica 2020 High Watermark Fund                  1.25%          300.00  (1,172,116.00)  (1,171,816) (7), (8)
T Rowe Price Retirement 2015 Fund                    0.80%      255,493.00    (173,476.00)      82,017  (2)
T Rowe Price Retirement 2015 Fund                    1.00%    3,848,485.00  (1,900,267.00)   1,948,218  (2)
T Rowe Price Retirement 2020 Fund                    0.60%        2,382.00             --        2,382  (2)
T Rowe Price Retirement 2020 Fund                    0.80%      401,083.00    (125,426.00)     275,657  (2)
T Rowe Price Retirement 2020 Fund                    1.00%    6,806,091.00    (257,984.00)   6,548,107  (2)
T Rowe Price Retirement 2025 Fund                    0.60%        1,526.00             --        1,526  (2)
T Rowe Price Retirement 2025 Fund                    0.80%      367,703.00     (16,613.00)     351,090  (2)
T Rowe Price Retirement 2025 Fund                    1.00%    5,038,147.00    (387,597.00)   4,650,550  (2)
T Rowe Price Retirement 2030 Fund                    0.60%        2,562.00             --        2,562  (2)
T Rowe Price Retirement 2030 Fund                    0.80%      396,230.00     (10,451.00)     385,779  (2)
T Rowe Price Retirement 2030 Fund                    1.00%    4,733,418.00     (99,077.00)   4,634,341  (2)
T Rowe Price Retirement 2035 Fund                    0.60%        4,147.00             --        4,147  (2)
T Rowe Price Retirement 2035 Fund                    0.80%      227,615.00     (14,168.00)     213,447  (2)
T Rowe Price Retirement 2035 Fund                    1.00%    3,137,695.00     (93,446.00)   3,044,249  (2)
T Rowe Price Retirement 2040 Fund                    0.60%          819.00             --          819  (2)
T Rowe Price Retirement 2040 Fund                    0.80%      179,108.00      (6,151.00)     172,957  (2)
T Rowe Price Retirement 2040 Fund                    1.00%    3,658,146.00    (240,985.00)   3,417,161  (2)
T Rowe Price Retirement 2045 Fund                    0.60%        7,625.00             --        7,625  (2)
T Rowe Price Retirement 2045 Fund                    0.80%      153,622.00      (1,320.00)     152,302  (2)
T Rowe Price Retirement 2045 Fund                    1.00%    2,094,856.00    (293,864.00)   1,800,992  (2)
T Rowe Price Retirement 2050 Fund                    0.60%          191.00             --          191  (2)
T Rowe Price Retirement 2050 Fund                    0.80%      263,155.00    (159,256.00)     103,899  (2)
T Rowe Price Retirement 2050 Fund                    1.00%    1,053,026.00     (79,531.00)     973,495  (2)
T Rowe Price Retirement 2055 Fund                    0.40%       85,666.00      (9,356.00)      76,310  (2)
T Rowe Price Retirement 2055 Fund                    0.60%        5,038.00          (1.00)       5,037  (2)
T Rowe Price Retirement 2055 Fund                    1.00%      481,159.00     (18,056.00)     463,103  (2)
T Rowe Price Retirement 2060 Fund                    0.40%      191,621.00    (152,582.00)      39,039  (2)
T Rowe Price Retirement 2060 Fund                    1.00%      578,427.00    (172,196.00)     406,231  (2)
VALIC Co. I Asset Allocation Fund                    0.60%       10,502.00     (14,620.00)      (4,118) (2)
VALIC Co. I Asset Allocation Fund                    0.80%      256,416.00    (398,716.00)    (142,300) (2)
VALIC Co. I Asset Allocation Fund                    1.00%    1,098,455.00  (2,027,058.00)    (928,603) (2), (3), (4), (5)
VALIC Co. I Asset Allocation Fund                    1.85%       10,165.00     (70,395.00)     (60,230) (6)
VALIC Co. I Blue Chip Growth Fund                    0.00%      597,224.00      (1,098.00)     596,126  (9)
VALIC Co. I Blue Chip Growth Fund                    0.60%      508,828.00    (316,105.00)     192,723  (2)
VALIC Co. I Blue Chip Growth Fund                    0.80%    7,494,596.00  (4,576,623.00)   2,917,973  (2)
VALIC Co. I Blue Chip Growth Fund                    1.00%   10,219,979.00 (16,187,253.00)  (5,967,274) (2), (3), (4), (5)
VALIC Co. I Blue Chip Growth Fund                    1.85%    1,924,806.00    (639,390.00)   1,285,416  (6)
VALIC Co. I Broad Cap Value Income Fund              0.60%      328,838.00    (713,150.00)    (384,312) (2)
VALIC Co. I Broad Cap Value Income Fund              0.80%    1,185,823.00  (1,159,830.00)      25,993  (2)
VALIC Co. I Broad Cap Value Income Fund              1.00%    2,442,650.00  (3,427,128.00)    (984,478) (2), (3), (4), (5)
VALIC Co. I Broad Cap Value Income Fund              1.85%       57,605.00    (210,643.00)    (153,038) (6)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2015.

                                         Contracts with a Accumulation Units Accumulation Units Net Increase
Sub-accounts                             Total Expense of       Issued            Redeemed       (Decrease)
---------------------------------------- ---------------- ------------------ ------------------ ------------
VALIC Co. I Capital Conservation Fund          0.60%           604,665.00         (150,635.00)      454,030  (2)
VALIC Co. I Capital Conservation Fund          0.80%         1,450,576.00       (2,705,116.00)   (1,254,540) (2)
VALIC Co. I Capital Conservation Fund          1.00%         2,371,797.00       (4,661,998.00)   (2,290,201) (2), (3), (4), (5)
VALIC Co. I Capital Conservation Fund          1.85%            36,009.00         (881,037.00)     (845,028) (6)
VALIC Co. I Core Equity Fund                   0.40%               210.00          (10,338.00)      (10,128) (2)
VALIC Co. I Core Equity Fund                   0.60%            22,086.00          (50,039.00)      (27,953) (2)
VALIC Co. I Core Equity Fund                   0.80%           151,370.00       (2,189,176.00)   (2,037,806) (2)
VALIC Co. I Core Equity Fund                   1.00%           171,353.00       (6,217,848.00)   (6,046,495) (2), (3), (4), (5)
VALIC Co. I Core Equity Fund                   1.85%             5,114.00           (7,797.00)       (2,683) (6)
VALIC Co. I Dividend Value Fund                0.40%                 2.00          (24,869.00)      (24,867) (2)
VALIC Co. I Dividend Value Fund                0.60%           179,898.00         (254,541.00)      (74,643) (2)
VALIC Co. I Dividend Value Fund                0.80%         2,181,763.00       (9,544,730.00)   (7,362,967) (2)
VALIC Co. I Dividend Value Fund                1.00%         7,369,304.00      (40,384,885.00)  (33,015,581) (2), (3), (4), (5)
VALIC Co. I Dividend Value Fund                1.85%           347,705.00         (358,477.00)      (10,772) (6)
VALIC Co. I Dynamic Allocation Fund            0.60%            34,194.00          (88,152.00)      (53,958) (2)
VALIC Co. I Dynamic Allocation Fund            0.80%         1,758,171.00       (1,048,368.00)      709,803  (2)
VALIC Co. I Dynamic Allocation Fund            1.00%         8,521,342.00      (15,578,029.00)   (7,056,687) (2), (3), (4), (5)
VALIC Co. I Dynamic Allocation Fund            1.85%         2,997,812.00         (513,830.00)    2,483,982  (6)
VALIC Co. I Emerging Economies Fund            0.40%         2,810,553.00       (1,781,921.00)    1,028,632  (2)
VALIC Co. I Emerging Economies Fund            0.60%           870,456.00         (395,202.00)      475,254  (2)
VALIC Co. I Emerging Economies Fund            0.80%        21,885,668.00      (17,534,604.00)    4,351,064  (2)
VALIC Co. I Emerging Economies Fund            1.00%        45,677,103.00      (56,022,372.00)  (10,345,269) (2), (3), (4), (5)
VALIC Co. I Emerging Economies Fund            1.45%             6,014.00          (16,975.00)      (10,961) (1)
VALIC Co. I Emerging Economies Fund            1.85%           226,096.00         (342,043.00)     (115,947) (6)
VALIC Co. I Foreign Value Fund                 0.00%           671,825.00           (3,728.00)      668,097  (9)
VALIC Co. I Foreign Value Fund                 0.40%             4,725.00          (50,069.00)      (45,344) (2)
VALIC Co. I Foreign Value Fund                 0.60%           437,039.00         (428,856.00)        8,183  (2)
VALIC Co. I Foreign Value Fund                 0.80%        10,117,937.00      (16,955,209.00)   (6,837,272) (2)
VALIC Co. I Foreign Value Fund                 1.00%        12,062,979.00      (39,015,247.00)  (26,952,268) (2), (3), (4), (5)
VALIC Co. I Foreign Value Fund                 1.85%           240,354.00         (493,703.00)     (253,349) (6)
VALIC Co. I Global Real Estate Fund            0.60%           312,703.00         (145,953.00)      166,750  (2)
VALIC Co. I Global Real Estate Fund            0.80%         1,958,942.00       (3,055,034.00)   (1,096,092) (2)
VALIC Co. I Global Real Estate Fund            1.00%        17,374,678.00      (46,459,884.00)  (29,085,206) (2), (3), (4), (5)
VALIC Co. I Global Real Estate Fund            1.85%            28,698.00          (34,178.00)       (5,480) (6)
VALIC Co. I Global Social Awareness Fund       0.40%                 3.00          (45,269.00)      (45,266) (2)
VALIC Co. I Global Social Awareness Fund       0.60%           141,143.00         (335,941.00)     (194,798) (2)
VALIC Co. I Global Social Awareness Fund       0.80%           355,730.00       (3,813,514.00)   (3,457,784) (2)
VALIC Co. I Global Social Awareness Fund       1.00%           704,436.00       (5,508,090.00)   (4,803,654) (2), (3), (4), (5)
VALIC Co. I Global Social Awareness Fund       1.45%               226.00                  --           226  (1)
VALIC Co. I Global Social Awareness Fund       1.85%             2,164.00             (911.00)        1,253  (6)
VALIC Co. I Global Strategy Fund               0.60%         1,092,333.00         (390,245.00)      702,088  (2)
VALIC Co. I Global Strategy Fund               0.80%         1,235,096.00       (7,177,184.00)   (5,942,088) (2)
VALIC Co. I Global Strategy Fund               1.00%         3,280,931.00      (15,033,519.00)  (11,752,588) (2), (3), (4), (5)
VALIC Co. I Global Strategy Fund               1.85%           105,859.00          (66,490.00)       39,369  (6)
VALIC Co. I Government Securities Fund         0.60%            62,219.00         (306,989.00)     (244,770) (2)
VALIC Co. I Government Securities Fund         0.80%           449,393.00       (2,951,335.00)   (2,501,942) (2)
VALIC Co. I Government Securities Fund         1.00%         2,827,623.00       (4,131,648.00)   (1,304,025) (2), (3), (4), (5)
VALIC Co. I Government Securities Fund         1.85%         1,187,732.00       (1,196,198.00)       (8,466) (6)
VALIC Co. I Growth & Income Fund               0.60%            11,577.00          (26,974.00)      (15,397) (2)
VALIC Co. I Growth & Income Fund               0.80%           775,419.00         (824,492.00)      (49,073) (2)
VALIC Co. I Growth & Income Fund               1.00%         3,555,890.00       (4,808,707.00)   (1,252,817) (2), (3), (4), (5)
VALIC Co. I Growth & Income Fund               1.45%                68.00             (385.00)         (317) (1)
VALIC Co. I Growth & Income Fund               1.85%            56,242.00          (18,309.00)       37,933  (6)
VALIC Co. I Growth Fund                        0.40%           633,398.00       (1,171,182.00)     (537,784) (2)
VALIC Co. I Growth Fund                        0.60%           304,714.00         (684,914.00)     (380,200) (2)
VALIC Co. I Growth Fund                        0.80%           981,353.00       (8,369,633.00)   (7,388,280) (2)
VALIC Co. I Growth Fund                        1.00%        44,174,699.00      (50,237,239.00)   (6,062,540) (2), (3), (4), (5)
VALIC Co. I Growth Fund                        1.45%                   --                  --            --  (1)
VALIC Co. I Growth Fund                        1.85%            29,403.00          (11,367.00)       18,036  (6)
VALIC Co. I Health Sciences Fund               0.60%           404,360.00         (183,037.00)      221,323  (2)
VALIC Co. I Health Sciences Fund               0.80%         4,114,431.00       (2,824,650.00)    1,289,781  (2)
VALIC Co. I Health Sciences Fund               1.00%        20,881,116.00       (4,653,498.00)   16,227,618  (2), (3), (4), (5)
VALIC Co. I Health Sciences Fund               1.85%           452,263.00         (418,922.00)       33,341  (6)
VALIC Co. I Inflation Protected Fund           0.00%             4,259.00              (31.00)        4,228  (9)
VALIC Co. I Inflation Protected Fund           0.60%           510,869.00         (266,382.00)      244,487  (2)
VALIC Co. I Inflation Protected Fund           0.80%         2,166,309.00       (5,816,487.00)   (3,650,178) (2)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2015.

                                         Contracts
                                           with a
                                           Total    Accumulation   Accumulation   Net Increase
Sub-accounts                             Expense of Units Issued  Units Redeemed   (Decrease)
---------------------------------------  ---------- ------------- --------------  ------------
VALIC Co. I Inflation Protected Fund        1.00%   37,957,405.00 (29,045,116.00)   8,912,289  (2), (3), (4), (5)
VALIC Co. I Inflation Protected Fund        1.85%    1,269,077.00  (1,191,969.00)      77,108  (6)
VALIC Co. I International Equities
  Index Fund                                0.60%      622,274.00    (251,197.00)     371,077  (2)
VALIC Co. I International Equities
  Index Fund                                0.80%    4,708,809.00 (10,833,663.00)  (6,124,854) (2)
VALIC Co. I International Equities
  Index Fund                                1.00%   83,446,719.00 (75,105,009.00)   8,341,710  (2), (3), (4), (5)
VALIC Co. I International Equities
  Index Fund                                1.85%    1,795,994.00  (1,606,192.00)     189,802  (6)
VALIC Co. I International Government
  Bond Fund                                 0.40%              --     (12,953.00)     (12,953) (2)
VALIC Co. I International Government
  Bond Fund                                 0.60%       76,627.00     (81,850.00)      (5,223) (2)
VALIC Co. I International Government
  Bond Fund                                 0.80%    2,903,760.00  (4,358,897.00)  (1,455,137) (2)
VALIC Co. I International Government
  Bond Fund                                 1.00%    3,542,527.00  (7,668,067.00)  (4,125,540) (2), (3), (4), (5)
VALIC Co. I International Government
  Bond Fund                                 1.85%    2,709,723.00  (2,597,189.00)     112,534  (6)
VALIC Co. I International Growth Fund       0.60%      319,111.00    (697,959.00)    (378,848) (2)
VALIC Co. I International Growth Fund       0.80%    4,644,049.00 (12,238,938.00)  (7,594,889) (2)
VALIC Co. I International Growth Fund       1.00%    2,013,461.00 (14,008,732.00) (11,995,271) (2), (3), (4), (5)
VALIC Co. I International Growth Fund       1.85%       60,377.00     (83,822.00)     (23,445) (6)
VALIC Co. I Large Cap Core Fund             0.60%       77,372.00    (120,894.00)     (43,522) (2)
VALIC Co. I Large Cap Core Fund             0.80%      675,956.00  (5,048,305.00)  (4,372,349) (2)
VALIC Co. I Large Cap Core Fund             1.00%    2,823,705.00  (6,224,772.00)  (3,401,067) (2), (3), (4), (5)
VALIC Co. I Large Cap Core Fund             1.85%       67,722.00     (55,040.00)      12,682  (6)
VALIC Co. I Large Capital Growth Fund       0.40%      344,631.00    (271,197.00)      73,434  (2)
VALIC Co. I Large Capital Growth Fund       0.60%       69,085.00    (238,515.00)    (169,430) (2)
VALIC Co. I Large Capital Growth Fund       0.80%      580,755.00  (4,755,922.00)  (4,175,167) (2)
VALIC Co. I Large Capital Growth Fund       1.00%      928,668.00 (15,070,389.00) (14,141,721) (2), (3), (4), (5)
VALIC Co. I Large Capital Growth Fund       1.45%          220.00          (1.00)         219  (1)
VALIC Co. I Large Capital Growth Fund       1.85%      914,094.00     (27,926.00)     886,168  (6)
VALIC Co. I Mid Cap Index Fund              0.40%    1,379,109.00  (1,065,316.00)     313,793  (2)
VALIC Co. I Mid Cap Index Fund              0.60%       60,721.00    (113,351.00)     (52,630) (2)
VALIC Co. I Mid Cap Index Fund              0.80%      198,317.00  (2,665,482.00)  (2,467,165) (2)
VALIC Co. I Mid Cap Index Fund              1.00%    3,511,418.00 (11,273,542.00)  (7,762,124) (2), (3), (4), (5)
VALIC Co. I Mid Cap Index Fund              1.45%          495.00      (2,542.00)      (2,047) (1)
VALIC Co. I Mid Cap Index Fund              1.85%      124,534.00    (194,176.00)     (69,642) (6)
VALIC Co. I Mid Cap Strategic Growth
  Fund                                      0.40%      185,665.00    (295,063.00)    (109,398) (2)
VALIC Co. I Mid Cap Strategic Growth
  Fund                                      0.60%       72,295.00    (416,060.00)    (343,765) (2)
VALIC Co. I Mid Cap Strategic Growth
  Fund                                      0.80%    2,150,063.00  (6,994,251.00)  (4,844,188) (2)
VALIC Co. I Mid Cap Strategic Growth
  Fund                                      1.00%    1,030,026.00 (10,586,049.00)  (9,556,023) (2), (3), (4), (5)
VALIC Co. I Mid Cap Strategic Growth
  Fund                                      1.45%            2.00             --            2  (1)
VALIC Co. I Mid Cap Strategic Growth
  Fund                                      1.85%       20,507.00    (342,689.00)    (322,182) (6)
VALIC Co. I Money Market I Fund             0.40%    1,829,321.00  (2,105,055.00)    (275,734) (2)
VALIC Co. I Money Market I Fund             0.60%      579,977.00    (423,102.00)     156,875  (2)
VALIC Co. I Money Market I Fund             0.80%    7,426,337.00  (7,326,534.00)      99,803  (2)
VALIC Co. I Money Market I Fund             1.00%   26,806,088.00 (30,592,961.00)  (3,786,873) (2), (3), (4), (5)
VALIC Co. I Money Market I Fund             1.45%        1,252.00     (41,357.00)     (40,105) (1)
VALIC Co. I Money Market I Fund             1.85%      156,280.00     (17,957.00)     138,323  (6)
VALIC Co. I Nasdaq-100 Index Fund           0.60%      376,175.00    (372,482.00)       3,693  (2)
VALIC Co. I Nasdaq-100 Index Fund           0.80%    6,894,958.00  (5,440,124.00)   1,454,834  (2)
VALIC Co. I Nasdaq-100 Index Fund           1.00%   20,755,237.00 (12,199,054.00)   8,556,183  (2), (3), (4), (5)
VALIC Co. I Nasdaq-100 Index Fund           1.85%       30,372.00    (323,450.00)    (293,078) (6)
VALIC Co. I Science & Technology Fund       0.40%    1,224,337.00  (1,021,902.00)     202,435  (2)
VALIC Co. I Science & Technology Fund       0.60%      122,334.00    (131,532.00)      (9,198) (2)
VALIC Co. I Science & Technology Fund       0.80%    1,242,651.00  (4,512,920.00)  (3,270,269) (2)
VALIC Co. I Science & Technology Fund       1.00%      785,149.00 (11,914,372.00) (11,129,223) (2), (3), (4), (5)
VALIC Co. I Science & Technology Fund       1.45%              --        (364.00)        (364) (1)
VALIC Co. I Science & Technology Fund       1.85%      607,361.00    (145,234.00)     462,127  (6)
VALIC Co. I Small Cap Aggressive Growth
  Fund                                      0.60%      242,945.00    (120,640.00)     122,305  (2)
VALIC Co. I Small Cap Aggressive Growth
  Fund                                      0.80%    4,194,423.00  (4,001,927.00)     192,496  (2)
VALIC Co. I Small Cap Aggressive Growth
  Fund                                      1.00%    7,288,433.00  (3,484,940.00)   3,803,493  (2), (3), (4), (5)
VALIC Co. I Small Cap Aggressive Growth
  Fund                                      1.85%      129,241.00    (253,127.00)    (123,886) (6)
VALIC Co. I Small Cap Fund                  0.40%              --             --           --  (2)
VALIC Co. I Small Cap Fund                  0.60%       56,936.00     (72,508.00)     (15,572) (2)
VALIC Co. I Small Cap Fund                  0.80%      207,311.00  (2,092,380.00)  (1,885,069) (2)
VALIC Co. I Small Cap Fund                  1.00%      189,368.00  (6,609,734.00)  (6,420,366) (2), (3), (4), (5)
VALIC Co. I Small Cap Fund                  1.85%        3,640.00     (28,340.00)     (24,700) (6)
VALIC Co. I Small Cap Index Fund            0.40%      652,049.00    (667,700.00)     (15,651) (2)
VALIC Co. I Small Cap Index Fund            0.60%       77,626.00    (162,306.00)     (84,680) (2)
VALIC Co. I Small Cap Index Fund            0.80%      968,017.00  (5,013,640.00)  (4,045,623) (2)
VALIC Co. I Small Cap Index Fund            1.00%    7,199,390.00 (16,451,195.00)  (9,251,805) (2), (3), (4), (5)
VALIC Co. I Small Cap Index Fund            1.45%          449.00      (2,517.00)      (2,068) (1)
VALIC Co. I Small Cap Index Fund            1.85%      337,149.00    (211,420.00)     125,729  (6)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2015.

                                         Contracts
                                           with a
                                           Total     Accumulation   Accumulation   Net Increase
Sub-accounts                             Expense of  Units Issued  Units Redeemed   (Decrease)
---------------------------------------  ---------- -------------- --------------  ------------
VALIC Co. I Small Cap Special Values
  Fund                                      0.60%       443,410.00    (278,765.00)     164,645  (2)
VALIC Co. I Small Cap Special Values
  Fund                                      0.80%       738,506.00  (5,413,412.00)  (4,674,906) (2)
VALIC Co. I Small Cap Special Values
  Fund                                      1.00%     1,546,426.00  (9,816,638.00)  (8,270,212) (2), (3), (4), (5)
VALIC Co. I Small Cap Special Values
  Fund                                      1.85%           483.00        (668.00)        (185) (6)
VALIC Co. I Small Mid Growth Fund           0.60%       101,561.00     (44,476.00)      57,085  (2)
VALIC Co. I Small Mid Growth Fund           0.80%       568,595.00  (2,654,801.00)  (2,086,206) (2)
VALIC Co. I Small Mid Growth Fund           1.00%     7,809,391.00  (4,771,224.00)   3,038,167  (2), (3), (4), (5)
VALIC Co. I Small Mid Growth Fund           1.85%           786.00      (2,316.00)      (1,530) (6)
VALIC Co. I Stock Index Fund                0.33%             3.00     (22,002.00)     (21,999) (3)
VALIC Co. I Stock Index Fund                0.40%     2,210,520.00  (3,220,790.00)  (1,010,270) (2)
VALIC Co. I Stock Index Fund                0.60%       122,216.00    (431,244.00)    (309,028) (2)
VALIC Co. I Stock Index Fund                0.80%       562,142.00  (8,458,113.00)  (7,895,971) (2)
VALIC Co. I Stock Index Fund                1.00%     6,349,150.00 (37,101,315.00) (30,752,165) (2), (3), (4), (5)
VALIC Co. I Stock Index Fund                1.45%         2,304.00      (3,501.00)      (1,197) (1)
VALIC Co. I Stock Index Fund                1.85%       834,847.00    (576,797.00)     258,050  (6)
VALIC Co. I Value Fund                      0.60%       104,802.00     (58,975.00)      45,827  (2)
VALIC Co. I Value Fund                      0.80%       386,043.00  (1,520,243.00)  (1,134,200) (2)
VALIC Co. I Value Fund                      1.00%       930,091.00  (4,731,007.00)  (3,800,916) (2), (3), (4), (5)
VALIC Co. I Value Fund                      1.85%        20,901.00      (6,704.00)      14,197  (6)
VALIC Co. II Aggressive Growth
  Lifestyle Fund                            0.35%       185,341.00    (168,572.00)      16,769  (2)
VALIC Co. II Aggressive Growth
  Lifestyle Fund                            0.55%     2,731,920.00  (2,236,093.00)     495,827  (2)
VALIC Co. II Aggressive Growth
  Lifestyle Fund                            0.75%    10,470,928.00 (10,076,333.00)     394,595  (2)
VALIC Co. II Aggressive Growth
  Lifestyle Fund                            1.45%           389.00             --          389  (1)
VALIC Co. II Aggressive Growth
  Lifestyle Fund                            1.60%         8,525.00     (17,378.00)      (8,853) (2)
VALIC Co. II Capital Appreciation Fund      0.35%        60,677.00     (48,706.00)      11,971  (2)
VALIC Co. II Capital Appreciation Fund      0.55%       307,261.00  (1,014,670.00)    (707,409) (2)
VALIC Co. II Capital Appreciation Fund      0.75%       904,092.00  (2,826,932.00)  (1,922,840) (2)
VALIC Co. II Capital Appreciation Fund      1.45%         2,470.00             --        2,470  (1)
VALIC Co. II Capital Appreciation Fund      1.60%        15,157.00     (19,026.00)      (3,869) (6)
VALIC Co. II Conservative Growth
  Lifestyle Fund                            0.35%       167,102.00    (235,942.00)     (68,840) (2)
VALIC Co. II Conservative Growth
  Lifestyle Fund                            0.55%     2,687,296.00  (2,892,639.00)    (205,343) (2)
VALIC Co. II Conservative Growth
  Lifestyle Fund                            0.75%     8,359,752.00  (9,004,360.00)    (644,608) (2)
VALIC Co. II Conservative Growth
  Lifestyle Fund                            1.45%        19,892.00      (3,904.00)      15,988  (1)
VALIC Co. II Conservative Growth
  Lifestyle Fund                            1.60%        17,503.00     (65,205.00)     (47,702) (2)
VALIC Co. II Core Bond Fund                 0.00%     3,236,050.00    (526,025.00)   2,710,025  (9)
VALIC Co. II Core Bond Fund                 0.15%       616,646.00    (685,747.00)     (69,101) (2)
VALIC Co. II Core Bond Fund                 0.35%       255,763.00    (769,071.00)    (513,308) (2)
VALIC Co. II Core Bond Fund                 0.55%    11,843,109.00  (4,515,743.00)   7,327,366  (2)
VALIC Co. II Core Bond Fund                 0.75%   122,020,765.00 (15,505,373.00) 106,515,392  (2)
VALIC Co. II Core Bond Fund                 1.45%         3,127.00         (52.00)       3,075  (1)
VALIC Co. II Core Bond Fund                 1.60%       947,371.00  (1,737,234.00)    (789,863) (6)
VALIC Co. II High Yield Bond Fund           0.35%       448,736.00    (219,173.00)     229,563  (2)
VALIC Co. II High Yield Bond Fund           0.55%     6,583,164.00  (4,056,292.00)   2,526,872  (2)
VALIC Co. II High Yield Bond Fund           0.75%    23,259,840.00 (12,522,734.00)  10,737,106  (2)
VALIC Co. II High Yield Bond Fund           1.60%     1,945,285.00    (263,195.00)   1,682,090  (6)
VALIC Co. II International
  Opportunities Fund                        0.35%       175,260.00    (178,312.00)      (3,052) (2)
VALIC Co. II International
  Opportunities Fund                        0.55%     3,245,795.00  (5,245,601.00)  (1,999,806) (2)
VALIC Co. II International
  Opportunities Fund                        0.75%    22,523,821.00 (16,541,099.00)   5,982,722  (2)
VALIC Co. II International
  Opportunities Fund                        1.60%           908.00     (14,987.00)     (14,079) (6)
VALIC Co. II Large Cap Value Fund           0.35%        28,785.00     (83,555.00)     (54,770) (2)
VALIC Co. II Large Cap Value Fund           0.55%     1,640,245.00  (1,583,642.00)      56,603  (2)
VALIC Co. II Large Cap Value Fund           0.75%     1,293,171.00  (5,949,162.00)  (4,655,991) (2)
VALIC Co. II Large Cap Value Fund           1.60%       422,649.00    (361,754.00)      60,895  (6)
VALIC Co. II Mid Cap Growth Fund            0.35%       169,819.00    (196,964.00)     (27,145) (2)
VALIC Co. II Mid Cap Growth Fund            0.55%       427,502.00  (1,741,783.00)  (1,314,281) (2)
VALIC Co. II Mid Cap Growth Fund            0.75%     7,618,621.00  (5,952,963.00)   1,665,658  (2)
VALIC Co. II Mid Cap Growth Fund            1.60%        53,986.00     (12,820.00)      41,166  (6)
VALIC Co. II Mid Cap Value Fund             0.15%       278,065.00    (509,670.00)    (231,605) (2)
VALIC Co. II Mid Cap Value Fund             0.35%       326,591.00    (182,674.00)     143,917  (2)
VALIC Co. II Mid Cap Value Fund             0.55%     1,611,351.00  (2,691,958.00)  (1,080,607) (2)
VALIC Co. II Mid Cap Value Fund             0.75%     8,634,057.00 (10,584,670.00)  (1,950,613) (2)
VALIC Co. II Mid Cap Value Fund             1.60%       325,253.00    (438,812.00)    (113,559) (6)
VALIC Co. II Moderate Growth Lifestyle
  Fund                                      0.35%       320,434.00    (232,530.00)      87,904  (2)
VALIC Co. II Moderate Growth Lifestyle
  Fund                                      0.55%     3,307,696.00  (3,203,727.00)     103,969  (2)
VALIC Co. II Moderate Growth Lifestyle
  Fund                                      0.75%    17,264,464.00 (13,636,531.00)   3,627,933  (2)
VALIC Co. II Moderate Growth Lifestyle
  Fund                                      1.45%           330.00     (15,315.00)     (14,985) (1)
VALIC Co. II Moderate Growth Lifestyle
  Fund                                      1.60%        70,840.00     (57,394.00)      13,446  (2)
VALIC Co. II Money Market II Fund           0.35%     2,616,042.00  (1,062,746.00)   1,553,296  (2)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2015.

                                         Contracts
                                           with a
                                           Total    Accumulation   Accumulation   Net Increase
Sub-accounts                             Expense of Units Issued  Units Redeemed   (Decrease)
---------------------------------------- ---------- ------------- --------------  ------------
VALIC Co. II Money Market II Fund           0.55%    9,317,723.00  (9,961,092.00)    (643,369) (2)
VALIC Co. II Money Market II Fund           0.75%   41,371,610.00 (30,309,531.00)  11,062,079  (2)
VALIC Co. II Money Market II Fund           1.60%      856,722.00  (3,949,717.00)  (3,092,995) (6)
VALIC Co. II Small Cap Growth Fund          0.35%      148,552.00    (170,728.00)     (22,176) (2)
VALIC Co. II Small Cap Growth Fund          0.55%    1,000,589.00  (1,457,414.00)    (456,825) (2)
VALIC Co. II Small Cap Growth Fund          0.75%    2,389,485.00  (5,213,021.00)  (2,823,536) (2)
VALIC Co. II Small Cap Growth Fund          1.45%          167.00             --          167  (1)
VALIC Co. II Small Cap Growth Fund          1.60%       48,340.00      (4,445.00)      43,895  (6)
VALIC Co. II Small Cap Value Fund           0.15%      345,951.00    (334,279.00)      11,672  (2)
VALIC Co. II Small Cap Value Fund           0.35%       65,761.00    (120,277.00)     (54,516) (2)
VALIC Co. II Small Cap Value Fund           0.55%    1,421,388.00  (3,259,136.00)  (1,837,748) (2)
VALIC Co. II Small Cap Value Fund           0.75%    6,604,714.00 (24,591,334.00) (17,986,620) (2)
VALIC Co. II Small Cap Value Fund           1.60%       15,145.00     (13,240.00)       1,905  (6)
VALIC Co. II Socially Responsible Fund      0.00%      560,328.00      (3,111.00)     557,217  (9)
VALIC Co. II Socially Responsible Fund      0.35%      815,363.00    (175,386.00)     639,977  (2)
VALIC Co. II Socially Responsible Fund      0.55%    8,148,217.00  (3,018,536.00)   5,129,681  (2)
VALIC Co. II Socially Responsible Fund      0.75%    9,532,669.00 (11,487,435.00)  (1,954,766) (2)
VALIC Co. II Socially Responsible Fund      1.60%      521,892.00     (44,856.00)     477,036  (6)
VALIC Co. II Strategic Bond Fund            0.35%      183,837.00    (215,333.00)     (31,496) (2)
VALIC Co. II Strategic Bond Fund            0.55%    2,895,405.00  (4,635,416.00)  (1,740,011) (2)
VALIC Co. II Strategic Bond Fund            0.75%    4,590,443.00 (13,934,772.00)  (9,344,329) (2)
VALIC Co. II Strategic Bond Fund            1.45%       10,407.00     (25,418.00)     (15,011) (1)
VALIC Co. II Strategic Bond Fund            1.60%    1,116,526.00  (1,513,112.00)    (396,586) (6)
Vanguard LifeStrategy Conservative
  Growth Fund                               0.85%       56,600.00     (95,508.00)     (38,908) (2)
Vanguard LifeStrategy Conservative
  Growth Fund                               1.05%      955,855.00  (1,098,825.00)    (142,970) (2)
Vanguard LifeStrategy Conservative
  Growth Fund                               1.25%    4,580,399.00  (4,600,268.00)     (19,869) (2)
Vanguard LifeStrategy Conservative
  Growth Fund                               2.10%        2,194.00      (8,011.00)      (5,817) (6)
Vanguard LifeStrategy Growth Fund           0.85%      145,062.00    (137,357.00)       7,705  (2)
Vanguard LifeStrategy Growth Fund           1.05%    1,177,891.00  (1,356,450.00)    (178,559) (2)
Vanguard LifeStrategy Growth Fund           1.25%    4,677,594.00  (6,180,947.00)  (1,503,353) (2)
Vanguard LifeStrategy Growth Fund           2.10%          567.00      (2,290.00)      (1,723) (6)
Vanguard LifeStrategy Moderate Growth
  Fund                                      0.85%       50,802.00    (109,621.00)     (58,819) (2)
Vanguard LifeStrategy Moderate Growth
  Fund                                      1.05%    1,388,621.00  (2,068,367.00)    (679,746) (2)
Vanguard LifeStrategy Moderate Growth
  Fund                                      1.25%    7,941,854.00  (6,881,905.00)   1,059,949  (2)
Vanguard LifeStrategy Moderate Growth
  Fund                                      2.10%       14,000.00     (94,016.00)     (80,016) (6)
Vanguard Long-Term Investment-Grade Fund    0.40%           18.00     (24,832.00)     (24,814) (2)
Vanguard Long-Term Investment-Grade Fund    0.60%      120,277.00     (89,236.00)      31,041  (2)
Vanguard Long-Term Investment-Grade Fund    0.80%      910,012.00  (2,101,116.00)  (1,191,104) (2)
Vanguard Long-Term Investment-Grade Fund    1.00%    7,348,099.00 (32,728,408.00) (25,380,309) (2), (3), (4), (5)
Vanguard Long-Term Investment-Grade Fund    1.85%       52,854.00    (682,335.00)    (629,481) (6)
Vanguard Long-Term Treasury Fund            0.40%            1.00     (60,144.00)     (60,143) (2)
Vanguard Long-Term Treasury Fund            0.60%      126,487.00    (180,641.00)     (54,154) (2)
Vanguard Long-Term Treasury Fund            0.80%    1,861,211.00  (4,056,512.00)  (2,195,301) (2)
Vanguard Long-Term Treasury Fund            1.00%    2,611,421.00  (7,146,985.00)  (4,535,564) (2), (3), (4), (5)
Vanguard Long-Term Treasury Fund            1.85%       85,103.00    (744,594.00)    (659,491) (6)
Vanguard Wellington Fund                    0.00%    1,137,992.00     (14,245.00)   1,123,747  (9)
Vanguard Wellington Fund                    0.65%    1,489,886.00  (2,145,860.00)    (655,974) (2)
Vanguard Wellington Fund                    0.85%      444,983.00    (627,700.00)    (182,717) (2)
Vanguard Wellington Fund                    1.05%    2,855,143.00  (6,701,365.00)  (3,846,222) (2)
Vanguard Wellington Fund                    1.25%    5,963,076.00 (19,741,751.00) (13,778,675) (2)
Vanguard Wellington Fund                    2.10%        4,532.00     (26,859.00)     (22,327) (6)
Vanguard Windsor II Fund                    0.65%    1,152,870.00  (2,063,572.00)    (910,702) (2)
Vanguard Windsor II Fund                    0.85%      392,959.00    (360,998.00)      31,961  (2)
Vanguard Windsor II Fund                    1.05%    2,074,393.00  (7,871,368.00)  (5,796,975) (2)
Vanguard Windsor II Fund                    1.25%    2,934,979.00 (26,648,194.00) (23,713,215) (2)
Vanguard Windsor II Fund                    2.10%       31,091.00      (6,488.00)      24,603  (6)

(1)  Offered in registered Potentia Product
(2)  Offered in Portfolio Director Product
(3)  Offered in Group Unit Purchase Product
(4)  Offered in Independence Plus Fixed and Variable Annuity Product
(5)  Offered in Impact Fixed and Variable Annuity Product
(6)  Offered in Equity Director Product
(7)  Offered in Polaris Platinum Elite
(8)  Offered in Polaris Choice Elite
(9)  Offered in Portfolio Director Group Unallocated VA

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2014.

                                   Contracts
                                     with a                Accumulation
                                     Total    Accumulation    Units     Net Increase
Sub-accounts                       Expense of Units Issued   Redeemed    (Decrease)
------------                       ---------- ------------ ------------ ------------
American Beacon Holland Large Cap
  Growth Fund                         0.60%         3,285      (19,600)     (16,315) (2)
American Beacon Holland Large Cap
  Growth Fund                         0.80%       165,143   (2,365,690)  (2,200,547) (2)
American Beacon Holland Large Cap
  Growth Fund                         1.00%       758,943   (3,074,902)  (2,315,959) (2), (3), (4), (5)
American Beacon Holland Large Cap
  Growth Fund                         1.85%       706,577   (1,962,044)  (1,255,467) (6)
Ariel Appreciation Fund               0.40%       327,107     (377,695)     (50,588) (2)
Ariel Appreciation Fund               0.60%       274,171     (170,794)     103,377  (2)
Ariel Appreciation Fund               0.80%       959,388   (2,186,015)  (1,226,627) (2)
Ariel Appreciation Fund               1.00%     7,213,923  (11,209,494)  (3,995,571) (2), (3), (4), (5)
Ariel Appreciation Fund               1.85%            95       (7,693)      (7,598) (6)
Ariel Fund                            0.40%       493,511     (667,786)    (174,275) (2)
Ariel Fund                            0.60%        48,725     (309,917)    (261,192) (2)
Ariel Fund                            0.80%     2,154,639   (5,744,311)  (3,589,672) (2)
Ariel Fund                            1.00%     2,273,264  (10,692,670)  (8,419,406) (2), (3), (4), (5)
Ariel Fund                            1.85%         4,155      (24,354)     (20,199) (6)
Invesco Balanced-Risk Commodity
  Strategy Fund                       0.60%       324,439     (171,300)     153,139  (2)
Invesco Balanced-Risk Commodity
  Strategy Fund                       0.80%     9,483,654   (1,460,820)   8,022,834  (2)
Invesco Balanced-Risk Commodity
  Strategy Fund                       1.00%    82,274,473  (21,024,747)  61,249,726  (2), (3), (4), (5)
Invesco Balanced-Risk Commodity
  Strategy Fund                       1.85%         9,538       (3,422)       6,116  (6)
SunAmerica 2020 High Watermark
  Fund                                0.60%            --       (8,714)      (8,714) (2)
SunAmerica 2020 High Watermark
  Fund                                0.80%             4     (261,465)    (261,461) (2)
SunAmerica 2020 High Watermark
  Fund                                1.00%           229   (1,642,736)  (1,642,507) (2)
VALIC Co. I Asset Allocation Fund     0.60%        15,438       (3,754)      11,684  (2)
VALIC Co. I Asset Allocation Fund     0.80%       967,910   (1,046,894)     (78,984) (2)
VALIC Co. I Asset Allocation Fund     1.00%     1,402,244   (2,077,734)    (675,490) (2), (3), (4), (5)
VALIC Co. I Asset Allocation Fund     1.85%       228,744      (30,305)     198,439  (6)
VALIC Co. I Blue Chip Growth Fund     0.60%       182,897     (304,235)    (121,338) (2)
VALIC Co. I Blue Chip Growth Fund     0.80%     4,196,676   (4,761,815)    (565,139) (2)
VALIC Co. I Blue Chip Growth Fund     1.00%     6,716,745  (26,373,334) (19,656,589) (2), (3), (4), (5)
VALIC Co. I Blue Chip Growth Fund     1.85%     2,955,342     (978,750)   1,976,592  (6)
VALIC Co. I Broad Cap Value Fund      0.60%       602,683      (31,716)     570,967  (2)
VALIC Co. I Broad Cap Value Fund      0.80%       958,146     (592,377)     365,769  (2)
VALIC Co. I Broad Cap Value Fund      1.00%     3,877,412   (2,430,118)   1,447,294  (2), (3), (4), (5)
VALIC Co. I Broad Cap Value Fund      1.85%       676,161      (90,419)     585,742  (6)
VALIC Co. I Capital Conservation
  Fund                                0.60%       798,793      (35,919)     762,874  (2)
VALIC Co. I Capital Conservation
  Fund                                0.80%     2,297,601   (2,159,345)     138,256  (2)
VALIC Co. I Capital Conservation
  Fund                                1.00%         1,832      (57,278)     (55,446) (2), (3), (4), (5)
VALIC Co. I Capital Conservation
  Fund                                1.00%     3,744,606   (3,763,997)     (19,391) (2), (3), (4), (5)
VALIC Co. I Capital Conservation
  Fund                                1.85%       138,768     (440,878)    (302,110) (6)
VALIC Co. I Core Equity Fund          0.40%         2,145     (121,757)    (119,612) (2)
VALIC Co. I Core Equity Fund          0.60%        28,084      (42,560)     (14,476) (2)
VALIC Co. I Core Equity Fund          0.80%       306,287   (1,316,964)  (1,010,677) (2)
VALIC Co. I Core Equity Fund          1.00%       143,573   (6,792,444)  (6,648,871) (2), (3), (4), (5)
VALIC Co. I Core Equity Fund          1.85%         2,661      (12,573)      (9,912) (6)
VALIC Co. I Dividend Value Fund       0.40%        10,938       (8,091)       2,847  (2)
VALIC Co. I Dividend Value Fund       0.60%       159,291     (131,909)      27,382  (2)
VALIC Co. I Dividend Value Fund       0.80%     1,638,841   (5,041,681)  (3,402,840) (2)
VALIC Co. I Dividend Value Fund       1.00%    37,252,955  (14,802,820)  22,450,135  (2), (3), (4), (5)
VALIC Co. I Dividend Value Fund       1.85%     2,755,725   (2,848,757)     (93,032) (6)
VALIC Co. I Dynamic Allocation
  Fund                                0.60%        63,497      (18,466)      45,031  (2)
VALIC Co. I Dynamic Allocation
  Fund                                0.80%     4,188,181     (925,213)   3,262,968  (2)
VALIC Co. I Dynamic Allocation
  Fund                                1.00%    55,964,961   (6,035,209)  49,929,752  (2), (3), (4), (5)
VALIC Co. I Dynamic Allocation
  Fund                                1.85%     4,170,423     (396,652)   3,773,771  (6)
VALIC Co. I Emerging Economies
  Fund                                0.40%     2,020,393   (2,126,894)    (106,501) (2)
VALIC Co. I Emerging Economies
  Fund                                0.60%       675,899   (1,007,456)    (331,557) (2)
VALIC Co. I Emerging Economies
  Fund                                0.80%    16,802,057  (27,069,347) (10,267,290) (2)
VALIC Co. I Emerging Economies
  Fund                                1.00%    80,813,598  (17,843,934)  62,969,664  (2), (3), (4), (5)
VALIC Co. I Emerging Economies
  Fund                                1.45%         9,685       (8,201)       1,484  (1)
VALIC Co. I Emerging Economies
  Fund                                1.85%     2,238,397   (3,073,337)    (834,940) (6)
VALIC Co. I Foreign Value Fund        0.40%         6,136      (48,048)     (41,912) (2)
VALIC Co. I Foreign Value Fund        0.60%       161,258     (427,506)    (266,248) (2)
VALIC Co. I Foreign Value Fund        0.80%    15,493,194  (18,290,107)  (2,796,913) (2)
VALIC Co. I Foreign Value Fund        1.00%    17,529,706  (21,389,145)  (3,859,439) (2), (3), (4), (5)
VALIC Co. I Foreign Value Fund        1.85%     1,655,742     (182,015)   1,473,727  (6)
VALIC Co. I Global Real Estate
  Fund                                0.60%       305,890     (183,452)     122,438  (2)
VALIC Co. I Global Real Estate
  Fund                                0.80%     2,779,023   (4,570,839)  (1,791,816) (2)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                               Contracts
                                 with a                Accumulation
                                 Total    Accumulation    Units     Net Increase
Sub-accounts                   Expense of Units Issued   Redeemed    (Decrease)
------------------------------ ---------- ------------ ------------ ------------
VALIC Co. I Global Real
  Estate Fund                     1.00%    74,670,747  (22,931,293)  51,739,454  (2), (3), (4), (5)
VALIC Co. I Global Real
  Estate Fund                     1.85%        49,579      (78,113)     (28,534) (6)
VALIC Co. I Global Social
  Awareness Fund                  0.40%             4      (44,139)     (44,135) (2)
VALIC Co. I Global Social
  Awareness Fund                  0.60%       299,734     (189,046)     110,688  (2)
VALIC Co. I Global Social
  Awareness Fund                  0.80%     1,585,645   (2,694,118)  (1,108,473) (2)
VALIC Co. I Global Social
  Awareness Fund                  1.00%       816,881   (4,418,482)  (3,601,601) (2), (3), (4), (5)
VALIC Co. I Global Social
  Awareness Fund                  1.85%        45,478         (791)      44,687  (6)
VALIC Co. I Global Strategy
  Fund                            0.60%       564,857     (354,342)     210,515  (2)
VALIC Co. I Global Strategy
  Fund                            0.80%     1,731,696   (8,046,146)  (6,314,450) (2)
VALIC Co. I Global Strategy
  Fund                            1.00%     1,950,076  (13,687,212) (11,737,136) (2), (3), (4), (5)
VALIC Co. I Global Strategy
  Fund                            1.85%        91,145      (64,587)      26,558  (6)
VALIC Co. I Government
  Securities Fund                 0.60%       133,968     (322,389)    (188,421) (2)
VALIC Co. I Government
  Securities Fund                 0.80%     1,250,755   (2,702,275)  (1,451,520) (2)
VALIC Co. I Government
  Securities Fund                 1.00%     1,438,962   (4,603,971)  (3,165,009) (2), (3), (4), (5)
VALIC Co. I Government
  Securities Fund                 1.85%        19,050      (51,476)     (32,426) (6)
VALIC Co. I Growth & Income
  Fund                            0.60%       114,688      (82,468)      32,220  (2)
VALIC Co. I Growth & Income
  Fund                            0.80%       591,320     (671,639)     (80,319) (2)
VALIC Co. I Growth & Income
  Fund                            1.00%     1,749,740   (2,161,537)    (411,797) (2), (3), (4), (5)
VALIC Co. I Growth & Income
  Fund                            1.45%           168         (384)        (216) (1)
VALIC Co. I Growth & Income
  Fund                            1.85%        11,769      (24,957)     (13,188) (6)
VALIC Co. I Growth Fund           0.40%       698,740   (1,565,293)    (866,553) (2)
VALIC Co. I Growth Fund           0.60%       175,293     (457,692)    (282,399) (2)
VALIC Co. I Growth Fund           0.80%       405,975   (9,978,000)  (9,572,025) (2)
VALIC Co. I Growth Fund           1.00%    35,079,595  (52,189,693) (17,110,098) (2), (3), (4), (5)
VALIC Co. I Growth Fund           1.45%           166         (778)        (612) (1)
VALIC Co. I Growth Fund           1.85%        16,459      (13,871)       2,588  (6)
VALIC Co. I Health Sciences
  Fund                            0.60%       457,312     (288,906)     168,406  (2)
VALIC Co. I Health Sciences
  Fund                            0.80%     3,920,729   (3,031,637)     889,092  (2)
VALIC Co. I Health Sciences
  Fund                            1.00%    16,682,287   (6,338,134)  10,344,153  (2), (3), (4), (5)
VALIC Co. I Health Sciences
  Fund                            1.85%        92,574     (118,192)     (25,618) (6)
VALIC Co. I Inflation
  Protected Fund                  0.60%       265,300     (429,193)    (163,893) (2)
VALIC Co. I Inflation
  Protected Fund                  0.80%     3,555,527   (3,112,253)     443,274  (2)
VALIC Co. I Inflation
  Protected Fund                  1.00%    33,529,691  (11,335,655)  22,194,036  (2), (3), (4), (5)
VALIC Co. I Inflation
  Protected Fund                  1.85%       129,226     (215,383)     (86,157) (6)
VALIC Co. I International
  Equities Index Fund             0.60%       268,841     (357,594)     (88,753) (2)
VALIC Co. I International
  Equities Index Fund             0.80%     8,888,752  (17,628,098)  (8,739,346) (2)
VALIC Co. I International
  Equities Index Fund             1.00%    21,673,352  (58,963,053) (37,289,701) (2), (3), (4), (5)
VALIC Co. I International
  Equities Index Fund             1.85%     1,191,491   (2,091,929)    (900,438) (6)
VALIC Co. I International
  Government Bond Fund            0.40%           660       (6,687)      (6,027) (2)
VALIC Co. I International
  Government Bond Fund            0.60%        24,183     (114,151)     (89,968) (2)
VALIC Co. I International
  Government Bond Fund            0.80%     4,630,875   (5,309,878)    (679,003) (2)
VALIC Co. I International
  Government Bond Fund            1.00%     5,604,580   (6,949,646)  (1,345,066) (2), (3), (4), (5)
VALIC Co. I International
  Government Bond Fund            1.85%       895,843      (74,610)     821,233  (6)
VALIC Co. I International
  Growth Fund                     0.60%       178,443     (414,893)    (236,450) (2)
VALIC Co. I International
  Growth Fund                     0.80%     4,701,431  (10,637,370)  (5,935,939) (2)
VALIC Co. I International
  Growth Fund                     1.00%     2,436,547  (14,936,101) (12,499,554) (2), (3), (4), (5)
VALIC Co. I International
  Growth Fund                     1.85%       618,690   (1,558,343)    (939,653) (6)
VALIC Co. I Large Cap Core
  Fund                            0.60%       159,949      (72,041)      87,908  (2)
VALIC Co. I Large Cap Core
  Fund                            0.80%       755,842   (7,503,041)  (6,747,199) (2)
VALIC Co. I Large Cap Core
  Fund                            1.00%     3,758,279   (6,534,511)  (2,776,232) (2), (3), (4), (5)
VALIC Co. I Large Cap Core
  Fund                            1.85%       378,026   (1,692,581)  (1,314,555) (6)
VALIC Co. I Large Capital
  Growth Fund                     0.40%       316,579     (399,209)     (82,630) (2)
VALIC Co. I Large Capital
  Growth Fund                     0.60%        60,233     (308,501)    (248,268) (2)
VALIC Co. I Large Capital
  Growth Fund                     0.80%     1,520,153   (5,722,109)  (4,201,956) (2)
VALIC Co. I Large Capital
  Growth Fund                     1.00%       868,544  (16,398,538) (15,529,994) (2), (3), (4), (5)
VALIC Co. I Large Capital
  Growth Fund                     1.45%         5,456       (2,857)       2,599  (1)
VALIC Co. I Large Capital
  Growth Fund                     1.85%        25,372      (20,560)       4,812  (6)
VALIC Co. I Mid Cap Index Fund    0.40%       861,163   (1,002,456)    (141,293) (2)
VALIC Co. I Mid Cap Index Fund    0.60%        54,903     (168,065)    (113,162) (2)
VALIC Co. I Mid Cap Index Fund    0.80%       197,773   (2,351,404)  (2,153,631) (2)
VALIC Co. I Mid Cap Index Fund    1.00%     1,391,393   (9,781,802)  (8,390,409) (2), (3), (4), (5)
VALIC Co. I Mid Cap Index Fund    1.45%         4,062       (2,835)       1,227  (1)
VALIC Co. I Mid Cap Index Fund    1.85%     2,858,868   (3,202,127)    (343,259) (6)
VALIC Co. I Mid Cap Strategic
  Growth Fund                     0.40%       151,325     (200,334)     (49,009) (2)
VALIC Co. I Mid Cap Strategic
  Growth Fund                     0.60%       153,492     (492,314)    (338,822) (2)
VALIC Co. I Mid Cap Strategic
  Growth Fund                     0.80%     2,738,624   (6,964,873)  (4,226,249) (2)
VALIC Co. I Mid Cap Strategic
  Growth Fund                     1.00%     2,663,803  (13,118,081) (10,454,278) (2), (3), (4), (5)
VALIC Co. I Mid Cap Strategic
  Growth Fund                     1.45%           842       (2,111)      (1,269) (1)
VALIC Co. I Mid Cap Strategic
  Growth Fund                     1.85%       807,207     (463,313)     343,894  (6)
VALIC Co. I Money Market I
  Fund                            0.40%     1,014,360   (1,356,126)    (341,766) (2)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                               Contracts
                                 with a                Accumulation
                                 Total    Accumulation    Units     Net Increase
Sub-accounts                   Expense of Units Issued   Redeemed    (Decrease)
-----------------------------  ---------- ------------ ------------ ------------
VALIC Co. I Money Market I
  Fund                            0.60%       800,348     (588,848)     211,500  (2)
VALIC Co. I Money Market I
  Fund                            0.80%     7,784,445   (9,096,302)  (1,311,857) (2)
VALIC Co. I Money Market I
  Fund                            1.00%        12,258      (23,012)     (10,754) (2), (3), (4), (5)
VALIC Co. I Money Market I
  Fund                            1.00%    33,570,548  (40,580,402)  (7,009,854) (2), (3), (4), (5)
VALIC Co. I Money Market I
  Fund                            1.45%         2,605       (5,416)      (2,811) (1)
VALIC Co. I Money Market I
  Fund                            1.85%     1,962,471   (3,409,929)  (1,447,458) (6)
VALIC Co. I Nasdaq-100 Index
  Fund                            0.60%       682,390     (658,306)      24,084  (2)
VALIC Co. I Nasdaq-100 Index
  Fund                            0.80%     5,874,922   (4,102,492)   1,772,430  (2)
VALIC Co. I Nasdaq-100 Index
  Fund                            1.00%    22,251,631   (8,942,079)  13,309,552  (2), (3), (4), (5)
VALIC Co. I Nasdaq-100 Index
  Fund                            1.85%       661,782     (395,845)     265,937  (6)
VALIC Co. I Science &
  Technology Fund                 0.40%       715,920   (1,183,861)    (467,941) (2)
VALIC Co. I Science &
  Technology Fund                 0.60%       108,615     (144,934)     (36,319) (2)
VALIC Co. I Science &
  Technology Fund                 0.80%     1,535,265   (4,175,313)  (2,640,048) (2)
VALIC Co. I Science &
  Technology Fund                 1.00%     1,009,664  (11,037,874) (10,028,210) (2), (3), (4), (5)
VALIC Co. I Science &
  Technology Fund                 1.45%         3,982      (11,180)      (7,198) (1)
VALIC Co. I Science &
  Technology Fund                 1.85%       162,749      (17,718)     145,031  (6)
VALIC Co. I Small Cap
  Aggressive Growth Fund          0.60%        74,287     (100,981)     (26,694) (2)
VALIC Co. I Small Cap
  Aggressive Growth Fund          0.80%     5,211,475   (6,631,442)  (1,419,967) (2)
VALIC Co. I Small Cap
  Aggressive Growth Fund          1.00%     2,438,584   (7,636,999)  (5,198,415) (2), (3), (4), (5)
VALIC Co. I Small Cap
  Aggressive Growth Fund          1.85%       245,592     (299,045)     (53,453) (6)
VALIC Co. I Small Cap Fund        0.40%            --           --           --  (2)
VALIC Co. I Small Cap Fund        0.60%        31,558     (126,602)     (95,044) (2)
VALIC Co. I Small Cap Fund        0.80%       405,947   (1,653,703)  (1,247,756) (2)
VALIC Co. I Small Cap Fund        1.00%       215,362   (7,451,254)  (7,235,892) (2), (3), (4), (5)
VALIC Co. I Small Cap Fund        1.85%         6,189      (60,204)     (54,015) (6)
VALIC Co. I Small Cap Index
  Fund                            0.40%       825,146     (960,738)    (135,592) (2)
VALIC Co. I Small Cap Index
  Fund                            0.60%        64,232     (134,527)     (70,295) (2)
VALIC Co. I Small Cap Index
  Fund                            0.80%       436,427   (4,821,968)  (4,385,541) (2)
VALIC Co. I Small Cap Index
  Fund                            1.00%     2,956,250  (11,260,877)  (8,304,627) (2), (3), (4), (5)
VALIC Co. I Small Cap Index
  Fund                            1.45%         7,437       (4,150)       3,287  (1)
VALIC Co. I Small Cap Index
  Fund                            1.85%     1,838,475     (812,310)   1,026,165  (6)
VALIC Co. I Small Cap Special
  Values Fund                     0.60%       255,826     (496,724)    (240,898) (2)
VALIC Co. I Small Cap Special
  Values Fund                     0.80%       585,262   (6,811,739)  (6,226,477) (2)
VALIC Co. I Small Cap Special
  Values Fund                     1.00%     1,295,905   (9,661,584)  (8,365,679) (2), (3), (4), (5)
VALIC Co. I Small Cap Special
  Values Fund                     1.85%           292         (288)           4  (6)
VALIC Co. I Small Mid Growth
  Fund                            0.60%        21,780      (65,837)     (44,057) (2)
VALIC Co. I Small Mid Growth
  Fund                            0.80%       431,506   (1,986,524)  (1,555,018) (2)
VALIC Co. I Small Mid Growth
  Fund                            1.00%     3,270,088  (13,459,350) (10,189,262) (2), (3), (4), (5)
VALIC Co. I Small Mid Growth
  Fund                            1.85%        21,337      (13,952)       7,385  (6)
VALIC Co. I Stock Index Fund      0.40%     1,602,422   (3,367,327)  (1,764,905) (2)
VALIC Co. I Stock Index Fund      0.43%         1,521      (19,209)     (17,688) (3)
VALIC Co. I Stock Index Fund      0.60%        97,283     (763,416)    (666,133) (2)
VALIC Co. I Stock Index Fund      0.80%       199,567  (10,935,062) (10,735,495) (2)
VALIC Co. I Stock Index Fund      1.00%        12,301     (399,515)    (387,214) (2), (3), (4), (5)
VALIC Co. I Stock Index Fund      1.00%     3,309,990  (26,288,653) (22,978,663) (2), (3), (4), (5)
VALIC Co. I Stock Index Fund      1.00%         8,588      (72,925)     (64,337) (2), (3), (4), (5)
VALIC Co. I Stock Index Fund      1.45%         1,903       (1,730)         173  (1)
VALIC Co. I Stock Index Fund      1.85%     3,608,520     (682,808)   2,925,712  (6)
VALIC Co. I Value Fund            0.60%        13,413      (63,378)     (49,965) (2)
VALIC Co. I Value Fund            0.80%       473,820   (1,563,823)  (1,090,003) (2)
VALIC Co. I Value Fund            1.00%       782,823   (6,653,640)  (5,870,817) (2), (3), (4), (5)
VALIC Co. I Value Fund            1.85%        13,288       (8,464)       4,824  (6)
VALIC Co. II Aggressive
  Growth Lifestyle Fund           0.35%       106,350      (98,112)       8,238  (2)
VALIC Co. II Aggressive
  Growth Lifestyle Fund           0.55%     3,274,242   (1,404,238)   1,870,004  (2)
VALIC Co. II Aggressive
  Growth Lifestyle Fund           0.75%    17,361,110   (4,011,366)  13,349,744  (2)
VALIC Co. II Aggressive
  Growth Lifestyle Fund           1.45%         6,783      (26,521)     (19,738) (1)
VALIC Co. II Aggressive
  Growth Lifestyle Fund           1.85%       118,638     (180,841)     (62,203) (6)
VALIC Co. II Capital
  Appreciation Fund               0.35%        68,464      (99,264)     (30,800) (2)
VALIC Co. II Capital
  Appreciation Fund               0.55%       531,897     (899,428)    (367,531) (2)
VALIC Co. II Capital
  Appreciation Fund               0.75%     1,901,827   (3,155,967)  (1,254,140) (2)
VALIC Co. II Capital
  Appreciation Fund               1.45%         1,962           --        1,962  (1)
VALIC Co. II Capital
  Appreciation Fund               1.60%        11,637       (8,510)       3,127  (6)
VALIC Co. II Conservative
  Growth Lifestyle Fund           0.35%       167,217     (131,891)      35,326  (2)
VALIC Co. II Conservative
  Growth Lifestyle Fund           0.55%     4,948,460   (4,744,365)     204,095  (2)
VALIC Co. II Conservative
  Growth Lifestyle Fund           0.75%    17,720,900   (5,140,522)  12,580,378  (2)
VALIC Co. II Conservative
  Growth Lifestyle Fund           1.45%        13,537      (46,237)     (32,700) (1)
VALIC Co. II Conservative
  Growth Lifestyle Fund           1.85%        12,745      (25,742)     (12,997) (6)
VALIC Co. II Core Bond Fund       0.15%       671,093     (879,181)    (208,088) (2)
VALIC Co. II Core Bond Fund       0.35%       310,887   (1,371,856)  (1,060,969) (2)
VALIC Co. II Core Bond Fund       0.55%     7,463,256   (3,106,989)   4,356,267  (2)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                               Contracts
                                 with a                Accumulation
                                 Total    Accumulation    Units     Net Increase
Sub-accounts                   Expense of Units Issued   Redeemed    (Decrease)
-----------------------------  ---------- ------------ ------------ ------------
VALIC Co. II Core Bond Fund       0.75%    39,564,074  (38,125,678)   1,438,396  (2)
VALIC Co. II Core Bond Fund       1.45%         3,056       (5,470)      (2,414) (1)
VALIC Co. II Core Bond Fund       1.60%       525,385     (414,170)     111,215  (6)
VALIC Co. II High Yield Bond
  Fund                            0.35%       545,246      (93,240)     452,006  (2)
VALIC Co. II High Yield Bond
  Fund                            0.55%     5,815,328   (3,044,858)   2,770,470  (2)
VALIC Co. II High Yield Bond
  Fund                            0.75%    11,593,475   (7,167,380)   4,426,095  (2)
VALIC Co. II High Yield Bond
  Fund                            1.60%     1,532,312   (2,230,238)    (697,926) (6)
VALIC Co. II International
  Opportunities Fund              0.35%        38,213     (135,400)     (97,187) (2)
VALIC Co. II International
  Opportunities Fund              0.55%    10,121,354   (2,572,308)   7,549,046  (2)
VALIC Co. II International
  Opportunities Fund              0.75%    21,173,172  (24,755,508)  (3,582,336) (2)
VALIC Co. II International
  Opportunities Fund              1.60%         6,220       (1,493)       4,727  (6)
VALIC Co. II Large Cap Value
  Fund                            0.35%        53,973     (173,331)    (119,358) (2)
VALIC Co. II Large Cap Value
  Fund                            0.55%       629,669   (1,970,357)  (1,340,688) (2)
VALIC Co. II Large Cap Value
  Fund                            0.75%     1,302,623   (5,398,546)  (4,095,923) (2)
VALIC Co. II Large Cap Value
  Fund                            1.60%     2,361,216   (2,619,494)    (258,278) (6)
VALIC Co. II Mid Cap Growth
  Fund                            0.35%       110,551     (228,562)    (118,011) (2)
VALIC Co. II Mid Cap Growth
  Fund                            0.55%       592,343   (2,348,671)  (1,756,328) (2)
VALIC Co. II Mid Cap Growth
  Fund                            0.75%     5,425,035   (7,550,417)  (2,125,382) (2)
VALIC Co. II Mid Cap Growth
  Fund                            1.60%       376,161     (824,319)    (448,158) (6)
VALIC Co. II Mid Cap Value        0.15%       298,938     (705,219)    (406,281) (2)
VALIC Co. II Mid Cap Value        0.35%       322,432     (202,531)     119,901  (2)
VALIC Co. II Mid Cap Value        0.55%       171,282   (3,721,522)  (3,550,240) (2)
VALIC Co. II Mid Cap Value        0.75%     3,741,116   (8,576,232)  (4,835,116) (2)
VALIC Co. II Mid Cap Value        1.60%     1,511,630   (1,428,074)      83,556  (6)
VALIC Co. II Moderate Growth
  Lifestyle Fund                  0.35%       373,468     (187,524)     185,944  (2)
VALIC Co. II Moderate Growth
  Lifestyle Fund                  0.55%     5,103,708   (2,891,309)   2,212,399  (2)
VALIC Co. II Moderate Growth
  Lifestyle Fund                  0.75%    32,127,889   (4,457,979)  27,669,910  (2)
VALIC Co. II Moderate Growth
  Lifestyle Fund                  1.45%        10,018      (33,166)     (23,148) (1)
VALIC Co. II Moderate Growth
  Lifestyle Fund                  1.85%        83,438      (17,349)      66,089  (6)
VALIC Co. II Money Market II
  Fund                            0.35%     3,012,041   (1,340,014)   1,672,027  (2)
VALIC Co. II Money Market II
  Fund                            0.55%    10,381,058  (13,901,870)  (3,520,812) (2)
VALIC Co. II Money Market II
  Fund                            0.75%    25,228,021  (41,279,406) (16,051,385) (2)
VALIC Co. II Money Market II
  Fund                            1.60%    10,874,660  (10,610,209)     264,451  (6)
VALIC Co. II Small Cap Growth
  Fund                            0.35%        94,180     (193,625)     (99,445) (2)
VALIC Co. II Small Cap Growth
  Fund                            0.55%     1,297,801   (1,902,802)    (605,001) (2)
VALIC Co. II Small Cap Growth
  Fund                            0.75%     3,885,755   (7,030,888)  (3,145,133) (2)
VALIC Co. II Small Cap Growth
  Fund                            1.45%           177         (898)        (721) (1)
VALIC Co. II Small Cap Growth
  Fund                            1.60%       247,517     (506,378)    (258,861) (6)
VALIC Co. II Small Cap Value
  Fund                            0.15%       268,922     (449,195)    (180,273) (2)
VALIC Co. II Small Cap Value
  Fund                            0.35%        47,160     (220,578)    (173,418) (2)
VALIC Co. II Small Cap Value
  Fund                            0.55%     4,456,310   (1,678,238)   2,778,072  (2)
VALIC Co. II Small Cap Value
  Fund                            0.75%     3,733,493   (6,606,105)  (2,872,612) (2)
VALIC Co. II Small Cap Value
  Fund                            1.60%       194,394     (178,312)      16,082  (6)
VALIC Co. II Socially
  Responsible Fund                0.35%       805,420     (169,883)     635,537  (2)
VALIC Co. II Socially
  Responsible Fund                0.55%    15,385,528   (2,941,515)  12,444,013  (2)
VALIC Co. II Socially
  Responsible Fund                0.75%     1,683,325  (22,841,446) (21,158,121) (2)
VALIC Co. II Socially
  Responsible Fund                1.60%       118,267      (80,495)      37,772  (6)
VALIC Co. II Strategic Bond
  Fund                            0.35%       106,130     (330,010)    (223,880) (2)
VALIC Co. II Strategic Bond
  Fund                            0.55%     2,429,531   (2,778,019)    (348,488) (2)
VALIC Co. II Strategic Bond
  Fund                            0.75%     7,657,061   (8,052,025)    (394,964) (2)
VALIC Co. II Strategic Bond
  Fund                            1.45%         6,457       (8,119)      (1,662) (1)
VALIC Co. II Strategic Bond
  Fund                            1.60%     2,072,145     (794,052)   1,278,093  (6)
Vanguard LifeStrategy
  Conservative Growth Fund        0.85%       225,542     (265,144)     (39,602) (2)
Vanguard LifeStrategy
  Conservative Growth Fund        1.05%     1,138,288     (975,488)     162,800  (2)
Vanguard LifeStrategy
  Conservative Growth Fund        1.25%     3,848,540   (3,893,005)     (44,465) (2)
Vanguard LifeStrategy
  Conservative Growth Fund        2.10%         1,386       (8,413)      (7,027) (6)
Vanguard LifeStrategy Growth
  Fund                            0.85%       121,622      (70,009)      51,613  (2)
Vanguard LifeStrategy Growth
  Fund                            1.05%     1,078,201   (1,306,147)    (227,946) (2)
Vanguard LifeStrategy Growth
  Fund                            1.25%     4,544,241   (4,616,159)     (71,918) (2)
Vanguard LifeStrategy Growth
  Fund                            2.10%         5,238       (1,213)       4,025  (6)
Vanguard LifeStrategy
  Moderate Growth Fund            0.85%        17,977     (109,083)     (91,106) (2)
Vanguard LifeStrategy
  Moderate Growth Fund            1.05%     1,358,717   (1,684,348)    (325,631) (2)
Vanguard LifeStrategy
  Moderate Growth Fund            1.25%     6,468,711   (6,670,475)    (201,764) (2)
Vanguard LifeStrategy
  Moderate Growth Fund            2.10%        34,664      (38,544)      (3,880) (6)
Vanguard Long-Term
  Investment-Grade Fund           0.40%             1       (2,458)      (2,457) (2)
Vanguard Long-Term
  Investment-Grade Fund           0.60%        73,648     (133,688)     (60,040) (2)
Vanguard Long-Term
  Investment-Grade Fund           0.80%     1,467,182   (2,561,086)  (1,093,904) (2)
Vanguard Long-Term
  Investment-Grade Fund           1.00%    24,490,848   (4,283,988)  20,206,860  (2), (3), (4), (5)
Vanguard Long-Term
  Investment-Grade Fund           2.10%       108,050     (481,223)    (373,173) (6)
Vanguard Long-Term Treasury
  Fund                            0.40%             2      (59,697)     (59,695) (2)

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2014.

                               Contracts
                                 with a                Accumulation
                                 Total    Accumulation    Units     Net Increase
Sub-accounts                   Expense of Units Issued   Redeemed    (Decrease)
-----------------------------  ---------- ------------ ------------ ------------
Vanguard Long-Term Treasury
  Fund                            0.60%      126,504      (159,761)     (33,257) (2)
Vanguard Long-Term Treasury
  Fund                            0.80%    2,432,926    (3,382,182)    (949,256) (2)
Vanguard Long-Term Treasury
  Fund                            1.00%    2,468,669    (8,033,767)  (5,565,098) (2), (3), (4), (5)
Vanguard Long-Term Treasury
  Fund                            2.10%      124,196      (405,163)    (280,967) (6)
Vanguard Wellington Fund          0.65%    1,582,695    (1,706,378)    (123,683) (2)
Vanguard Wellington Fund          0.85%      360,217      (754,055)    (393,838) (2)
Vanguard Wellington Fund          1.05%    2,169,254    (5,940,543)  (3,771,289) (2)
Vanguard Wellington Fund          1.25%    3,725,943   (16,388,137) (12,662,194) (2)
Vanguard Wellington Fund          2.10%       66,478       (80,599)     (14,121) (6)
Vanguard Windsor II Fund          0.65%    1,350,059    (1,926,806)    (576,747) (2)
Vanguard Windsor II Fund          0.85%      258,282      (446,290)    (188,008) (2)
Vanguard Windsor II Fund          1.05%    4,097,270    (6,574,815)  (2,477,545) (2)
Vanguard Windsor II Fund          1.25%    5,810,525   (19,214,136) (13,403,611) (2)
Vanguard Windsor II Fund          2.10%       39,435       (27,932)      11,503  (6)

(1) Offered in registered Potentia Product
(2) Offered in Portfolio Director Product
(3) Offered in Group Unit Purchase Product
(4) Offered in Independence Plus Fixed and Variable Annuity Product
(5) Offered in Impact Fixed and Variable Annuity Product
(6) Offered in Equity Director Product

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                          At December 31                         For the year ended December 31
                               -------------------------------------   ---------------------------------------------------
                                           Unit Value                  Investment
                                            Lowest to       Net Assets   Income                       Total Return Lowest to
                                 Units   Highest ($) /(5)/   ($)/(4)/  Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               --------- ----------------   ---------- ---------- -----------------   ----------------------
American Beacon Holland Large Cap Growth Fund I
2015                              36,403   1.59 to 1.85        64,145     0.00%    0.40% to 1.85%          4.40% to 5.71%
2014                              40,202   1.52 to 1.75        67,191     0.00%    0.40% to 1.85%          5.03% to 6.35%
2013                              45,990   1.45 to 1.64        72,347     0.00%    0.40% to 1.85%        29.79% to 31.42%
2012                              51,966   1.12 to 1.25        62,551     0.06%    0.40% to 1.85%        10.12% to 11.51%
2011                              50,904   1.01 to 1.12        55,164     0.00%    0.40% to 1.85%          1.49% to 2.97%
Ariel Appreciation Fund
2015                             126,207   1.49 to 1.71       374,597     0.98%    0.40% to 1.85%        -7.94% to -6.59%
2014                             146,499   1.62 to 1.83       469,227     0.70%    0.40% to 1.85%          6.17% to 7.72%
2013                             151,676   1.53 to 1.70       453,673     0.91%    0.40% to 1.85%        43.53% to 45.63%
2012                             139,223   1.07 to 2.20       287,615     0.83%    0.40% to 1.85%        17.16% to 18.87%
2011                             146,226   0.91 to 1.85       255,760     0.37%    0.40% to 1.85%        -9.04% to -7.72%
Ariel Fund
2015                             139,624   1.50 to 1.57       419,231     0.64%    0.40% to 1.85%        -5.86% to -4.48%
2014                             151,989   1.59 to 1.65       482,738     0.55%    0.40% to 1.85%         8.92% to 10.51%
2013                             164,454   1.46 to 1.49       476,196     0.64%    0.40% to 1.85%        42.03% to 44.10%
2012                             172,615   1.03 to 2.18       349,450     0.96%    0.40% to 1.85%        18.11% to 19.84%
2011                             192,640   0.86 to 1.82       328,302     0.19%    0.40% to 1.85%      -12.96% to -11.70%
AST Capital Appreciation Portfolio Class 3
2015                                  18 22.39 to 23.64           419     0.00%    1.30% to 1.90%      123.85% to 136.42%
AST Government and Quality Bond Portfolio Class 3
2015                                  26 11.72 to 12.26           322     1.54%    1.30% to 1.90%        22.58% to 31.52%
Franklin Income Securities Fund
2015                                  38 11.95 to 12.59           470     0.00%    1.30% to 1.90%        19.55% to 25.90%
Invesco Balanced-Risk Commodity Strategy Fund R5
2015                             420,763   0.56 to 0.59       245,672     0.00%    0.40% to 1.85%      -18.00% to -16.97%
2014                             356,397   0.69 to 0.71       251,573     0.00%    0.40% to 1.85%      -17.33% to -16.29%
2013                             286,965   0.83 to 0.85       242,808     0.00%    0.40% to 1.85%      -15.49% to -14.42%
2012                             215,787   0.98 to 1.00       214,139     2.46%    0.40% to 1.85%        -1.77% to -3.01%
2011                               4,938   0.97 to 0.97         4,772     0.08%    0.40% to 1.85%        -3.30% to -3.24%
Invesco VI Comstock Fund Series II
2015                                  19 13.79 to 14.46           265     2.49%    1.30% to 1.90%        37.85% to 44.64%
Invesco VI Growth and Income Fund Series II
2015                                  20 14.10 to 14.81           294     3.86%    1.30% to 1.90%        41.05% to 48.07%
Lord Abbett Growth and Income Portfolio Class VC
2015                                  -- 12.64 to 12.85            10     2.54%    1.30% to 1.90%        26.42% to 28.51%
SAST Alliance Growth Portfolio Class 3
2015                                   4 19.49 to 19.49            71     0.00%    1.30% to 1.90%        94.95% to 94.95%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                       At December 31                      For the year ended December 31
                               ------------------------------    ---------------------------------------------------
                                       Unit Value         Net    Investment
                                        Lowest to       Assets     Income                       Total Return Lowest to
                               Units Highest ($) /(5)/  ($)/(4)/ Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ----- ----------------   -------  ---------- -----------------   ----------------------
SAST American Funds Asset Allocation Portfolio Class 3
2015                               6 14.29 to 14.68         90      2.63%    1.30% to 1.90%        42.85% to 46.77%
SAST American Funds Global Growth Portfolio Class 3
2015                              10 15.78 to 16.57        166      0.88%    1.30% to 1.90%        57.78% to 65.68%
SAST American Funds Growth Portfolio Class 3
2015                              12 15.42 to 16.17        192      1.06%    1.30% to 1.90%        54.21% to 61.69%
SAST American Funds Growth-Income Portfolio Class 3
2015                               6 14.82 to 15.21         95      0.63%    1.30% to 1.90%        48.24% to 52.12%
SAST Balanced Portfolio Class 3
2015                               7 15.12 to 15.39        112      0.00%    1.30% to 1.90%        51.22% to 53.86%
SAST Blue Chip Growth Portfolio Class 3
2015                               7 15.48 to 16.28        109      0.23%    1.30% to 1.90%        54.77% to 62.81%
SAST Capital Growth Portfolio Class 3
2015                               8 14.37 to 15.14        126      0.00%    1.30% to 1.90%        43.67% to 51.39%
SAST Cash Management Portfolio Class 3
2015                               5   9.11 to 9.11         51      0.00%    1.30% to 1.90%        -8.88% to -8.88%
SAST Corporate Bond Portfolio Class 3
2015                              22 15.32 to 15.77        339      5.87%    1.30% to 1.90%        28.68% to 57.66%
SA Legg Mason BW Large Cap Value Class 3
2015                              12 13.71 to 14.38        170      0.33%    1.30% to 1.90%        37.13% to 43.80%
SAST Dogs of Wall Street Portfolio Class 3
2015                               9 18.23 to 19.19        173      2.14%    1.30% to 1.90%        82.27% to 91.95%
SAST Dynamic Allocation Portfolio Class 3
2015                           1,808 11.47 to 11.75     21,228      1.14%    1.30% to 1.90%        14.73% to 17.49%
SAST Emerging Markets Portfolio Class 3
2015                               6   8.57 to 9.02         55      2.46%    1.30% to 1.90%       -14.34% to -9.84%
SAST Equity Opportunities Portfolio Class 3
2015                              30 15.00 to 15.77        463      0.66%    1.30% to 1.90%        50.01% to 57.65%
SAST Foreign Value Portfolio Class 3
2015                              11  9.79 to 10.26        108      2.85%    1.30% to 1.90%         -2.11% to 2.58%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                       At December 31                      For the year ended December 31
                               ------------------------------    ---------------------------------------------------
                                       Unit Value         Net    Investment
                                        Lowest to       Assets     Income                       Total Return Lowest to
                               Units Highest ($) /(5)/  ($)/(4)/ Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ----- ----------------   -------  ---------- -----------------   ----------------------
SAST Global Bond Portfolio Class 3
2015                              12 11.51 to 12.05        147      0.00%    1.30% to 1.90%       20.51% to 53.25%
SAST Growth Opportunities Portfolio Class 3
2015                               1 17.59 to 17.59         21      0.00%    1.30% to 1.90%       75.86% to 75.86%
SAST Growth-Income Portfolio Class 3
2015                              19 14.48 to 15.14        278      2.24%    1.30% to 1.90%       44.79% to 51.42%
SAST High-Yield Bond Portfolio Class 3
2015                               7 12.51 to 12.89         84      7.00%    1.30% to 1.90%       25.09% to 28.93%
SAST International Diversified Equities Portfolio
2015                              10  9.81 to 10.32        101      2.60%    1.30% to 1.90%        -1.93% to 3.17%
SAST Marsico Focused Growth Portfolio Class 3
2015                               7 15.60 to 16.43        108      0.00%    1.30% to 1.90%       55.98% to 64.29%
SAST MFS Massachusetts Investors Trust Portfolio
2015                              17 15.98 to 16.87        288      0.85%    1.30% to 1.90%       59.78% to 68.67%
SAST MFS Total Return Portfolio Class 3
2015                               4 14.02 to 14.26         56      0.80%    1.30% to 1.90%       40.21% to 42.60%
SAST Mid-Cap Growth Portfolio Class 3
2015                               3 19.49 to 20.00         54      0.00%    1.30% to 1.90%       94.85% to 99.98%
SAST Protected Asset Allocation SAST Portfolio Class 3
2015                             434 11.65 to 11.78      5,106      0.00%    1.30% to 1.90%       16.53% to 17.81%
SAST Real Estate Portfolio Class 3
2015                               1 11.63 to 11.83         12      1.56%    1.30% to 1.90%       16.32% to 18.29%
SAST Small & Mid Cap Value Portfolio Class 3
2015                               4 16.66 to 17.48         77      0.46%    1.30% to 1.90%       66.63% to 74.78%
SAST Small Company Value Portfolio Class 3
2015                               6 13.44 to 14.09         79      0.10%    1.30% to 1.90%       34.43% to 40.91%
SAST SunAmerica Dynamic Strategy Portfolio Class 3
2015                           1,617 11.38 to 11.63     18,800      0.95%    1.30% to 1.90%       13.85% to 16.29%
SAST Technology Portfolio Class 3
2015                               2 17.35 to 17.65         28      0.00%    1.30% to 1.90%       73.47% to 76.48%
SAST Telecom Utility Portfolio Class 3
2015                               0 15.42 to 15.42          2      0.00%    1.30% to 1.90%       54.18% to 54.18%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                       At December 31                       For the year ended December 31
                               -------------------------------    ---------------------------------------------------
                                        Unit Value         Net    Investment
                                         Lowest to       Assets     Income                       Total Return Lowest to
                               Units  Highest ($) /(5)/  ($)/(4)/ Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ------ ----------------   -------  ---------- -----------------   ----------------------
SAST Total Return Bond Portfolio Class 3
2015                               43 13.15 to 13.66        584      1.53%    1.30% to 1.90%       15.13% to 36.56%
SAST VCP Total Return Balanced Portfolio
2015                              345 10.68 to 10.78      3,719      0.00%    1.30% to 1.90%         6.84% to 7.84%
SAST VCP Value Portfolio
2015                              389 11.25 to 11.36      4,413      0.23%    1.30% to 1.90%       12.54% to 13.60%
SST Allocation Balanced Portfolio Class 3
2015                                4 13.65 to 13.65         58      2.67%    1.30% to 1.90%       36.48% to 36.48%
SST Allocation Growth Portfolio Class 3
2015                               14 14.11 to 14.35        194      2.87%    1.30% to 1.90%       41.14% to 43.47%
SST Allocation Moderate Growth Portfolio Class 3
2015                               36 13.43 to 13.79        485      2.77%    1.30% to 1.90%       34.35% to 37.94%
SST Allocation Moderate Portfolio Class 3
2015                                3 13.70 to 13.70         34      2.61%    1.30% to 1.90%       36.99% to 36.99%
SST Real Return Portfolio Class 3
2015                               12 10.79 to 11.19        132      6.79%    1.30% to 1.90%        7.88% to 11.91%
SunAmerica 2020 High Watermark Fund
2015                            7,111   1.12 to 1.17      8,011      2.63%    0.65% to 1.25%         0.02% to 0.43%
2014                            8,675   1.12 to 1.17      9,768      2.63%    0.65% to 1.25%         2.93% to 3.34%
2013                           10,588   1.09 to 1.13     11,583      2.50%    0.65% to 1.25%       -7.00% to -6.63%
2012                           13,367   1.17 to 1.21     15,716      2.31%    0.65% to 1.25%         2.96% to 3.37%
2011                           16,423   0.95 to 1.17     18,751      2.73%    0.65% to 1.25%       15.90% to 16.59%
T Rowe Price Retirement 2015 Fund
2015                            2,030   0.98 to 0.98      1,986      3.11%    0.60% to 1.00%       -1.99% to -1.95%
T Rowe Price Retirement 2020 Fund
2015                            6,826   0.98 to 0.98      6,687      3.10%    0.60% to 1.00%       -1.83% to -1.65%
T Rowe Price Retirement 2025 Fund
2015                            5,003   0.98 to 0.99      4,911      2.75%    0.60% to 1.00%       -1.58% to -1.46%
T Rowe Price Retirement 2030 Fund
2015                            5,023   0.98 to 0.99      4,933      2.64%    0.60% to 1.00%       -1.50% to -1.40%
T Rowe Price Retirement 2035 Fund
2015                            3,262   0.98 to 0.99      3,209      2.30%    0.60% to 1.00%       -1.31% to -1.24%
T Rowe Price Retirement 2040 Fund
2015                            3,591   0.98 to 0.99      3,533      2.21%    0.60% to 1.00%       -1.26% to -1.23%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                        At December 31                       For the year ended December 31
                               --------------------------------    ---------------------------------------------------
                                         Unit Value         Net    Investment
                                          Lowest to       Assets     Income                       Total Return Lowest to
                                Units  Highest ($) /(5)/  ($)/(4)/ Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ------- ----------------   -------  ---------- -----------------   ----------------------
T Rowe Price Retirement 2045 Fund
2015                             1,961  0.98 to 0.99        1,929     1.98%    0.60% to 1.00%       -1.29% to -1.24%
T Rowe Price Retirement 2050 Fund
2015                             1,078  0.98 to 0.99        1,060     2.17%    0.60% to 1.00%       -1.23% to -1.23%
T Rowe Price Retirement 2055 Fund
2015                               544  0.98 to 0.99          536     2.12%    0.60% to 1.00%       -1.24% to -1.23%
T Rowe Price Retirement 2060 Fund
2015                               445  0.98 to 0.99          438     1.84%    0.60% to 1.00%       -1.23% to -0.66%
VALIC Co. I Asset Allocation Fund
2015                            22,849  1.27 to 8.39      164,771     2.12%    0.40% to 1.85%       -2.28% to -1.05%
2014                            23,984  1.30 to 8.48      175,376     1.74%    0.40% to 1.85%         3.43% to 4.73%
2013                            24,528  1.25 to 8.10      173,219     0.00%    0.40% to 1.85%       13.84% to 15.27%
2012                            24,967  1.10 to 7.03      154,635     2.16%    0.40% to 1.85%       11.24% to 12.64%
2011                            24,285  0.99 to 6.24      135,824     2.47%    0.40% to 1.85%        -0.92% to 0.52%
VALIC Co. I Blue Chip Growth Fund
2015                           315,722  1.03 to 1.87      594,477     0.00%    0.00% to 1.85%         2.90% to 9.00%
2014                           316,697  1.72 to 1.80      542,589     0.17%    0.40% to 1.85%         7.14% to 8.49%
2013                           335,064  1.60 to 1.66      530,958     0.00%    0.40% to 1.85%       38.60% to 40.34%
2012                           359,500  1.13 to 1.18      407,535     5.00%    0.40% to 1.85%       15.96% to 17.42%
2011                           363,493  0.90 to 1.01      352,236     2.00%    0.40% to 1.85%        -0.40% to 1.06%
VALIC Co. I Broad Cap Value Income Fund
2015                            27,164  1.53 to 1.76       45,884     1.75%    0.40% to 1.85%       -3.14% to -1.92%
2014                            28,660  1.58 to 1.79       49,558     1.19%    0.40% to 1.85%         5.56% to 6.89%
2013                            25,690  1.50 to 1.68       41,756     0.00%    0.40% to 1.85%       33.97% to 35.65%
2012                            26,193  1.12 to 1.24       31,467     0.70%    0.40% to 1.85%       11.89% to 13.30%
2011                            24,927  0.90 to 1.09       26,600     1.76%    0.40% to 1.85%        -0.19% to 1.26%
VALIC Co. I Capital Conservation Fund
2015                            43,744  1.07 to 4.12      163,372     2.01%    0.40% to 1.85%       -1.64% to -0.40%
2014                            47,680  1.09 to 4.14      177,337     2.82%    0.40% to 1.85%         4.05% to 5.36%
2013                            47,155  1.05 to 3.93      166,143     0.00%    0.40% to 1.85%       -4.16% to -2.96%
2012                            54,326  1.09 to 4.05      201,474     2.50%    0.40% to 1.85%         4.12% to 5.43%
2011                            44,908  1.05 to 3.84      158,903     3.29%    0.40% to 1.85%         4.87% to 6.40%
VALIC Co. I Core Equity Fund
2015                            71,811  1.36 to 1.53      236,140     0.97%    0.40% to 1.85%       -3.65% to -2.24%
2014                            79,936  1.39 to 1.59      270,572     1.16%    0.40% to 1.85%        9.48% to 11.08%
2013                            87,739  1.25 to 1.45      268,685     0.00%    0.40% to 1.85%       32.40% to 34.33%
2012                            95,915  0.93 to 2.46      219,871     1.49%    0.40% to 1.85%       12.10% to 13.74%
2011                           105,328  0.82 to 2.17      213,715     1.08%    0.40% to 1.85%       -2.30% to -0.88%
VALIC Co. I Dividend Value Fund
2015                           199,846  1.37 to 1.57      523,407     2.21%    0.40% to 1.85%       -2.48% to -1.05%
2014                           240,335  1.38 to 1.61      640,478     1.79%    0.40% to 1.85%         7.21% to 8.78%
2013                           221,351  1.27 to 1.50      545,977     0.00%    0.40% to 1.85%       27.69% to 29.55%
2012                           215,635  0.98 to 2.11      414,565     1.85%    0.40% to 1.85%       10.51% to 12.12%
2011                           137,547  0.87 to 1.89      237,769     1.68%    0.40% to 1.85%         6.20% to 7.74%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                        At December 31                       For the year ended December 31
                               --------------------------------    ---------------------------------------------------
                                         Unit Value         Net    Investment
                                          Lowest to       Assets     Income                       Total Return Lowest to
                                Units  Highest ($) /(5)/  ($)/(4)/ Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ------- ----------------   -------  ---------- -----------------   ----------------------
VALIC Co. I Dynamic Allocation Fund
2015                           221,755  1.10 to 1.15      250,654     0.00%    0.40% to 1.85%        -6.32% to -5.14%
2014                           225,671  1.18 to 1.21      270,148     1.58%    0.40% to 1.85%          2.33% to 3.61%
2013                           168,660  1.15 to 1.17      195,707     0.00%    0.40% to 1.85%        15.34% to 16.81%
2012                                 1  1.00 to 1.00        9,981     0.00%    0.40% to 1.85%        -0.24% to -0.24%
VALIC Co. I Emerging Economies Fund
2015                           660,910  0.56 to 0.74      501,780     2.35%    0.40% to 1.85%      -16.11% to -14.88%
2014                           665,528  0.66 to 0.88      597,079     1.47%    0.40% to 1.85%        -7.30% to -5.94%
2013                           614,097  0.70 to 0.95      588,736     0.00%    0.40% to 1.85%        -4.55% to -3.15%
2012                           589,559  0.72 to 1.03      586,649     0.73%    0.40% to 1.85%        16.71% to 18.42%
2011                           263,671  0.61 to 0.87      219,563     0.97%    0.40% to 1.85%      -14.61% to -13.36%
VALIC Co. I Foreign Value Fund
2015                           629,025  0.82 to 0.97      734,684     2.91%    0.00% to 1.85%       -17.70% to -9.01%
2014                           662,437  0.94 to 1.07      843,022     2.03%    0.40% to 1.85%      -13.25% to -11.99%
2013                           667,927  1.07 to 1.23      971,586     0.00%    0.40% to 1.85%        23.89% to 25.69%
2012                           744,687  0.85 to 1.19      867,033     3.20%    0.40% to 1.85%        16.59% to 18.30%
2011                           839,594  0.72 to 1.01      831,211     2.58%    0.40% to 1.85%      -14.61% to -13.36%
VALIC Co. I Global Real Estate Fund
2015                           275,160  1.29 to 1.36      363,703     2.70%    0.40% to 1.85%        -1.82% to -0.58%
2014                           305,180  1.31 to 1.37      407,260     4.68%    0.40% to 1.85%        10.01% to 11.39%
2013                           255,138  1.19 to 1.23      306,864     0.00%    0.40% to 1.85%          2.63% to 3.92%
2012                           281,040  1.16 to 1.18      326,429     1.74%    0.40% to 1.85%        28.60% to 30.22%
2011                           272,862  0.89 to 0.92      244,297     2.22%    0.40% to 1.85%        -9.69% to -8.37%
VALIC Co. I Global Social Awareness Fund
2015                            63,101  1.22 to 1.39      351,900     2.16%    0.40% to 1.85%        -2.16% to -0.73%
2014                            71,601  1.23 to 1.42      404,835     1.42%    0.40% to 1.85%          5.99% to 7.54%
2013                            76,200  1.14 to 1.34      402,746     0.00%    0.40% to 1.85%        26.51% to 28.36%
2012                            65,030  0.89 to 4.50      267,576     1.83%    0.40% to 1.85%        16.12% to 16.83%
2011                            72,176  0.76 to 3.86      255,983     1.99%    0.40% to 1.85%        -7.53% to -6.55%
VALIC Co. I Global Strategy Fund
2015                           246,487  1.23 to 1.88      447,174     2.83%    0.40% to 1.85%        -6.50% to -5.33%
2014                           263,441  1.31 to 1.99      506,654     3.35%    0.40% to 1.85%         -0.03% to 1.23%
2013                           281,255  1.31 to 1.96      536,276     0.00%    0.40% to 1.85%        16.62% to 18.08%
2012                           273,255  1.13 to 1.66      442,647     5.69%    0.40% to 1.85%        17.35% to 18.83%
2011                           335,756  0.96 to 1.40      459,716     4.41%    0.40% to 1.85%        -4.01% to -2.61%
VALIC Co. I Government Securities Fund
2015                            28,531  1.06 to 4.00      102,441     2.27%    0.40% to 1.85%         -1.04% to 0.21%
2014                            32,590  1.07 to 3.99      117,631     2.41%    0.40% to 1.85%          3.59% to 4.89%
2013                            37,427  1.03 to 3.80      129,265     0.00%    0.40% to 1.85%        -5.98% to -4.80%
2012                            31,983  1.10 to 3.99      115,432     2.46%    0.40% to 1.85%          1.80% to 3.08%
2011                            33,043  1.08 to 3.87      116,669     2.22%    0.40% to 1.85%          7.77% to 9.34%
VALIC Co. I Growth & Income Fund
2015                            30,787  1.50 to 3.77      106,901     0.98%    0.40% to 1.85%        -1.92% to -0.69%
2014                            32,067  1.52 to 3.80      112,600     0.73%    0.40% to 1.85%        12.04% to 13.45%
2013                            32,540  1.36 to 3.35      101,061     0.00%    0.40% to 1.85%        30.23% to 31.87%
2012                            34,018  0.95 to 2.54       80,380     0.91%    0.40% to 1.85%        11.27% to 12.68%
2011                            36,023  0.78 to 2.25       76,135     0.77%    0.40% to 1.85%        -6.10% to -4.73%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                         At December 31                        For the year ended December 31
                               -----------------------------------   ---------------------------------------------------
                                         Unit Value                  Investment
                                          Lowest to       Net Assets   Income                       Total Return Lowest to
                                Units  Highest ($) /(5)/   ($)/(4)/  Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ------- ----------------   ---------- ---------- -----------------   ----------------------
VALIC Co. I Growth Fund
2015                           563,318  1.56 to 1.58        972,368     0.61%    0.40% to 1.85%          1.20% to 2.67%
2014                           577,669  1.54 to 1.54        976,737     0.83%    0.40% to 1.85%         8.70% to 10.29%
2013                           605,498  1.40 to 1.42        933,492     0.00%    0.40% to 1.85%        28.70% to 30.58%
2012                           665,111  1.07 to 1.22        789,736     0.72%    0.40% to 1.85%        12.80% to 14.46%
2011                           674,070  0.94 to 1.07        703,255     0.70%    0.40% to 1.85%        -2.44% to -1.02%
VALIC Co. I Health Sciences Fund
2015                           198,619  2.97 to 4.84        908,214     0.00%    0.40% to 1.85%        10.59% to 11.98%
2014                           180,847  2.69 to 4.32        741,351     0.00%    0.40% to 1.85%        29.16% to 30.79%
2013                           169,471  2.08 to 3.30        533,127     0.00%    0.40% to 1.85%        48.27% to 50.13%
2012                           149,863  1.40 to 2.20        315,416     0.00%    0.40% to 1.85%        29.31% to 30.94%
2011                           132,174  1.08 to 1.68        213,411     0.37%    0.40% to 1.85%         8.46% to 10.04%
VALIC Co. I Inflation Protected Fund
2015                           349,404  0.82 to 1.01        436,497     1.93%    0.00% to 1.85%       -17.70% to -4.79%
2014                           343,816  1.06 to 1.35        447,353     1.87%    0.40% to 1.85%          1.09% to 2.36%
2013                           321,428  1.05 to 1.32        410,166     0.00%    0.40% to 1.85%        -8.68% to -7.53%
2012                           298,846  1.15 to 1.43        413,284     2.77%    0.40% to 1.85%          6.05% to 7.38%
2011                           255,365  1.08 to 1.33        330,664     1.72%    0.40% to 1.85%          8.10% to 9.67%
VALIC Co. I International Equities Index Fund
2015                           479,975  1.03 to 1.99        865,679     3.64%    0.40% to 1.85%        -2.82% to -1.60%
2014                           477,197  1.06 to 2.02        878,599     2.63%    0.40% to 1.85%        -7.18% to -6.01%
2013                           524,216  1.14 to 2.15      1,030,145     0.00%    0.40% to 1.85%        16.81% to 18.28%
2012                           520,838  0.98 to 1.82        870,642     2.88%    0.40% to 1.85%        14.88% to 16.32%
2011                           590,610  0.63 to 1.56        851,929     2.92%    0.40% to 1.85%      -14.69% to -13.45%
VALIC Co. I International Government Bond Fund
2015                            51,941  0.96 to 1.22        147,455     2.62%    0.40% to 1.85%        -5.10% to -3.71%
2014                            57,427  1.01 to 1.27        171,076     1.90%    0.40% to 1.85%         -0.49% to 0.96%
2013                            58,726  1.01 to 1.26        176,097     0.00%    0.40% to 1.85%        -7.34% to -5.99%
2012                            56,985  1.09 to 3.52        182,727     3.20%    0.40% to 1.85%          6.64% to 8.21%
2011                            66,998  1.03 to 3.26        201,827     3.92%    0.40% to 1.85%          2.57% to 4.06%
VALIC Co. I International Growth Fund
2015                           161,609  1.15 to 2.98        445,480     1.57%    0.40% to 1.85%        -2.31% to -1.08%
2014                           181,602  1.17 to 3.01        507,942     1.87%    0.40% to 1.85%        -5.23% to -4.04%
2013                           201,213  1.24 to 3.14        586,844     0.00%    0.40% to 1.85%        18.54% to 20.03%
2012                           235,242  1.04 to 2.62        573,397     1.60%    0.40% to 1.85%        17.98% to 19.46%
2011                           234,810  0.74 to 2.19        482,873     1.62%    0.40% to 1.85%      -11.46% to -10.17%
VALIC Co. I Large Cap Core Fund
2015                            70,024  1.70 to 2.29        154,651     1.08%    0.40% to 1.85%          1.16% to 2.43%
2014                            77,828  1.68 to 2.24        168,547     0.92%    0.40% to 1.85%        11.19% to 12.59%
2013                            88,578  1.51 to 1.99        170,580     0.00%    0.40% to 1.85%        33.55% to 35.23%
2012                            95,261  1.13 to 1.47        136,137     1.02%    0.40% to 1.85%        16.49% to 17.95%
2011                           101,911  0.97 to 1.25        124,377     0.91%    0.40% to 1.85%        -2.85% to -1.44%
VALIC Co. I Large Capital Growth Fund
2015                           225,299  1.35 to 1.41        380,367     0.56%    0.40% to 1.85%        -1.84% to -0.41%
2014                           242,825  1.36 to 1.44        414,317     0.46%    0.40% to 1.85%         9.41% to 11.00%
2013                           262,881  1.22 to 1.31        406,386     0.00%    0.40% to 1.85%        29.16% to 31.04%
2012                           289,231  0.93 to 1.22        343,216     0.21%    0.40% to 1.85%        10.37% to 11.98%
2011                           316,720  0.83 to 1.10        337,606     0.28%    0.40% to 1.85%        -7.84% to -6.49%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                         At December 31                        For the year ended December 31
                               -----------------------------------   ---------------------------------------------------
                                         Unit Value                  Investment
                                          Lowest to       Net Assets   Income                       Total Return Lowest to
                                Units  Highest ($) /(5)/   ($)/(4)/  Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ------- ----------------   ---------- ---------- -----------------   ----------------------
VALIC Co. I Mid Cap Index Fund
2015                           171,943   1.49 to 1.65     2,837,816     1.06%    0.40% to 1.85%        -4.29% to -2.89%
2014                           181,983   1.56 to 1.70     3,132,717     1.09%    0.40% to 1.85%          7.41% to 8.97%
2013                           193,124   1.45 to 1.56     3,077,255     0.00%    0.40% to 1.85%        30.67% to 32.58%
2012                           206,475  1.11 to 14.69     2,515,665     1.01%    0.40% to 1.85%        15.36% to 17.05%
2011                           217,217  0.96 to 12.58     2,286,604     0.90%    0.40% to 1.85%        -3.80% to -2.40%
VALIC Co. I Mid Cap Strategic Growth Fund
2015                           122,905   1.27 to 1.29       236,154     0.00%    0.40% to 1.85%        -4.41% to -3.01%
2014                           138,081   1.31 to 1.35       275,077     0.51%    0.40% to 1.85%          1.33% to 2.81%
2013                           152,807   1.27 to 1.34       298,156     0.00%    0.40% to 1.85%        36.08% to 38.06%
2012                           164,490   0.92 to 1.47       233,684     0.00%    0.40% to 1.85%          7.22% to 8.79%
2011                           187,090   0.85 to 1.35       245,809     0.47%    0.40% to 1.85%        -8.46% to -7.12%
VALIC Co. I Money Market I Fund
2015                           161,058   0.91 to 1.00       321,332     0.01%    0.40% to 1.85%        -1.82% to -0.39%
2014                           164,766   0.93 to 1.00       331,649     0.01%    0.40% to 1.85%        -1.82% to -0.39%
2013                           174,678   0.95 to 1.01       353,206     0.01%    0.40% to 1.85%        -1.82% to -0.39%
2012                           181,065   0.96 to 2.30       370,398     0.01%    0.40% to 1.85%        -1.83% to -0.39%
2011                           190,836   0.98 to 2.31       395,685     0.01%    0.40% to 1.85%        -1.82% to -0.39%
VALIC Co. I Nasdaq-100 Index Fund
2015                           230,784   1.32 to 1.95       288,932     0.91%    0.40% to 1.85%          7.19% to 8.54%
2014                           221,062   1.22 to 1.82       256,141     0.71%    0.40% to 1.85%        16.51% to 17.98%
2013                           205,690   1.03 to 1.57       202,625     0.00%    0.40% to 1.85%        33.74% to 35.42%
2012                           212,283   0.73 to 1.17       154,991     0.50%    0.40% to 1.85%        15.78% to 17.23%
2011                           184,202   0.62 to 1.01       115,067     0.37%    0.40% to 1.85%          1.08% to 2.55%
VALIC Co. I Science & Technology Fund
2015                           193,309   1.69 to 1.81       934,907     0.00%    0.40% to 1.85%          5.90% to 7.45%
2014                           207,052   1.60 to 1.69       942,200     0.12%    0.40% to 1.85%        12.33% to 13.97%
2013                           220,087   1.42 to 1.48       884,907     0.00%    0.40% to 1.85%        39.88% to 41.92%
2012                           241,647   0.66 to 3.17       690,337     0.00%    0.40% to 1.85%        10.08% to 11.69%
2011                           266,886   0.60 to 2.84       687,137     0.00%    0.40% to 1.85%        -7.71% to -6.36%
VALIC Co. I Small Cap Aggressive Growth Fund
2015                            53,883   1.57 to 2.22       115,362     0.00%    0.40% to 1.85%         -0.36% to 0.89%
2014                            49,889   1.58 to 2.20       106,181     0.00%    0.40% to 1.85%          7.89% to 9.25%
2013                            56,587   1.46 to 2.02       110,639     0.00%    0.40% to 1.85%        46.99% to 48.83%
2012                            55,949   1.00 to 1.35        73,916     0.00%    0.40% to 1.85%        12.96% to 14.38%
2011                            60,834   0.88 to 1.18        70,524     0.00%    0.40% to 1.85%      -11.85% to -10.57%
VALIC Co. I Small Cap Fund
2015                            69,598   1.46 to 1.56       302,832     0.00%    0.40% to 1.85%        -6.53% to -5.16%
2014                            77,944   1.56 to 1.64       359,695     0.32%    0.40% to 1.85%          2.10% to 3.59%
2013                            86,577   1.53 to 1.58       387,730     0.00%    0.40% to 1.85%        37.85% to 39.86%
2012                            96,923   1.11 to 3.48       312,090     0.07%    0.40% to 1.85%        13.72% to 15.15%
2011                           107,633   0.97 to 3.03       302,695     0.13%    0.40% to 1.85%        -2.58% to -1.16%
VALIC Co. I Small Cap Index Fund
2015                           168,426   1.40 to 1.47       916,967     1.10%    0.40% to 1.85%        -6.23% to -4.86%
2014                           181,700   1.50 to 1.55     1,051,213     1.22%    0.40% to 1.85%          2.84% to 4.34%
2013                           193,566   1.46 to 1.48     1,087,389     0.00%    0.40% to 1.85%        36.10% to 38.09%
2012                           205,976   1.07 to 4.62       846,828     1.28%    0.40% to 1.85%        13.93% to 15.59%
2011                           225,799   0.93 to 4.00       811,189     0.97%    0.40% to 1.85%        -6.06% to -4.69%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                         At December 31                        For the year ended December 31
                               -----------------------------------   ---------------------------------------------------
                                         Unit Value                  Investment
                                          Lowest to       Net Assets   Income                       Total Return Lowest to
                                Units  Highest ($) /(5)/   ($)/(4)/  Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ------- ----------------   ---------- ---------- -----------------   ----------------------
VALIC Co. I Small Cap Special Values Fund
2015                           124,946   1.41 to 1.58       191,259     1.00%    0.40% to 1.85%       -5.98% to -4.80%
2014                           137,726   1.50 to 1.66       222,234     0.72%    0.40% to 1.85%         5.01% to 6.33%
2013                           152,559   1.43 to 1.57       232,376     0.00%    0.40% to 1.85%       36.42% to 38.14%
2012                           170,518   1.05 to 1.13       188,728     0.60%    0.40% to 1.85%        4.84% to 13.82%
2011                           186,944   0.88 to 1.00       182,403     0.77%    0.40% to 1.85%       -5.93% to -5.36%
VALIC Co. I Small Mid Growth Fund
2015                            75,233   1.45 to 1.66       120,361     0.00%    0.40% to 1.85%       -2.46% to -1.23%
2014                            74,225   1.48 to 1.68       120,734     0.03%    0.40% to 1.85%        9.04% to 10.41%
2013                            86,006   1.36 to 1.52       127,108     0.00%    0.40% to 1.85%       32.29% to 33.95%
2012                            91,849   1.03 to 1.14       101,706     0.00%    0.40% to 1.85%        2.86% to 10.94%
2011                            98,545   0.91 to 1.02        98,730     0.00%    0.40% to 1.85%       -5.31% to -4.75%
VALIC Co. I Stock Index Fund
2015                           469,713  1.62 to 73.41     3,864,263     1.62%    0.33% to 1.85%        -0.80% to 0.72%
2014                           509,445  1.48 to 72.89     4,460,478     1.59%    0.33% to 1.85%       12.83% to 12.91%
2013                           543,134  1.31 to 64.55     2,146,977     0.00%    0.33% to 1.85%       31.39% to 32.93%
2012                           575,726  1.00 to 48.56     1,747,315     1.78%    0.33% to 1.85%       14.87% to 15.12%
2011                           612,543  0.87 to 42.27     1,360,440     1.68%    0.33% to 1.85%         1.34% to 1.41%
VALIC Co. I Value Fund
2015                            46,550   1.47 to 2.04        90,362     1.53%    0.40% to 1.85%       -4.95% to -3.76%
2014                            51,425   1.55 to 2.12       104,102     1.61%    0.40% to 1.85%        9.36% to 10.73%
2013                            58,431   1.42 to 1.92       107,189     0.00%    0.40% to 1.85%       28.73% to 30.35%
2012                            64,658   1.10 to 1.47        91,345     2.12%    0.40% to 1.85%       14.80% to 16.24%
2011                            94,147   0.80 to 1.26       114,983     1.31%    0.40% to 1.85%       -4.06% to -2.66%
VALIC Co. II Aggressive Growth Lifestyle Fund
2015                           186,171   1.34 to 2.92       509,379     1.64%    0.15% to 1.60%       -2.47% to -1.24%
2014                           185,273   1.37 to 2.96       515,140     0.92%    0.15% to 1.60%         2.64% to 3.94%
2013                           170,127   1.34 to 2.84       456,690     0.00%    0.15% to 1.60%       20.03% to 21.54%
2012                           151,965   1.11 to 2.34       336,975     1.53%    0.15% to 1.60%       13.38% to 14.80%
2011                           110,693   0.95 to 2.04       214,836     2.04%    0.15% to 1.60%       -1.75% to -0.32%
VALIC Co. II Capital Appreciation Fund
2015                            23,015   1.67 to 1.84        39,745     0.32%    0.15% to 1.60%         4.12% to 5.43%
2014                            25,635   1.60 to 1.74        42,148     0.44%    0.15% to 1.60%         6.88% to 8.22%
2013                            27,282   1.50 to 1.61        41,604     0.00%    0.15% to 1.60%       33.92% to 35.60%
2012                            30,004   0.81 to 1.19        33,868     0.47%    0.15% to 1.60%       16.07% to 17.53%
2011                            29,258   0.70 to 1.20        28,216     0.47%    0.15% to 1.60%       -3.44% to -2.03%
VALIC Co. II Conservative Growth Lifestyle Fund
2015                           122,367   1.19 to 2.76       315,811     2.26%    0.15% to 1.60%       -2.92% to -1.70%
2014                           123,317   1.23 to 2.81       324,988     1.93%    0.15% to 1.60%         2.01% to 3.29%
2013                           110,543   1.21 to 2.72       283,012     0.00%    0.15% to 1.60%         7.61% to 8.96%
2012                            92,004   1.12 to 2.50       216,627     2.30%    0.15% to 1.60%       10.11% to 11.49%
2011                            63,788   1.02 to 2.24       135,919     2.76%    0.15% to 1.60%         1.79% to 3.27%
VALIC Co. II Core Bond Fund
2015                           478,176   0.99 to 1.09       931,327     1.96%    0.00% to 1.60%       -1.78% to -1.47%
2014                           362,992   1.11 to 1.42       714,084     1.90%    0.15% to 1.60%         3.77% to 5.28%
2013                           358,358   1.07 to 1.35       673,167     0.00%    0.15% to 1.60%       -3.37% to -1.96%
2012                           239,177   1.10 to 2.05       459,847     3.00%    0.15% to 1.60%         5.68% to 7.22%
2011                           209,904   1.05 to 1.92       378,574     3.26%    0.15% to 1.60%         4.53% to 6.05%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                        At December 31                       For the year ended December 31
                               --------------------------------    ---------------------------------------------------
                                         Unit Value         Net    Investment
                                          Lowest to       Assets     Income                       Total Return Lowest to
                                Units  Highest ($) /(5)/  ($)/(4)/ Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ------- ----------------   -------  ---------- -----------------   ----------------------
VALIC Co. II High Yield Bond Fund
2015                           151,446  1.14 to 2.55      357,921     4.76%    0.15% to 1.60%        -5.19% to -4.00%
2014                           136,270  1.21 to 2.66      338,332     4.88%    0.15% to 1.60%          1.22% to 2.49%
2013                           129,320  1.19 to 2.59      313,222     0.00%    0.15% to 1.60%          3.51% to 4.81%
2012                           129,786  1.15 to 2.48      300,387     6.16%    0.15% to 1.60%        11.94% to 13.35%
2011                           105,061  1.03 to 2.18      216,844     7.19%    0.15% to 1.60%          2.75% to 4.25%
VALIC Co. II International Opportunities Fund
2015                           268,732  1.13 to 2.37      596,948     1.29%    0.15% to 1.60%          6.76% to 8.10%
2014                           264,766  1.06 to 2.19      546,228     1.27%    0.15% to 1.60%        -6.72% to -5.54%
2013                           260,892  1.13 to 2.32      571,456     0.00%    0.15% to 1.60%        19.22% to 20.72%
2012                           275,156  0.95 to 1.92      501,215     2.04%    0.15% to 1.60%        20.10% to 21.61%
2011                           345,788  0.63 to 1.58      519,835     1.64%    0.15% to 1.60%      -20.90% to -19.74%
VALIC Co. II Large Cap Value Fund
2015                            65,554  1.50 to 2.87      175,269     1.36%    0.15% to 1.60%        -4.33% to -3.12%
2014                            70,147  1.57 to 2.96      194,386     1.12%    0.15% to 1.60%         8.98% to 10.35%
2013                            75,961  1.44 to 2.68      191,301     0.00%    0.15% to 1.60%        33.22% to 34.89%
2012                            80,659  1.08 to 1.99      151,544     1.33%    0.15% to 1.60%        15.07% to 16.52%
2011                            95,597  0.73 to 1.71      155,197     1.01%    0.15% to 1.60%        -5.89% to -4.52%
VALIC Co. II Mid Cap Growth Fund
2015                            70,382  1.29 to 1.97      129,610     0.00%    0.15% to 1.60%        -2.51% to -1.28%
2014                            70,017  1.33 to 1.99      131,202     0.07%    0.15% to 1.60%          0.59% to 1.85%
2013                            74,465  1.32 to 1.96      137,360     0.00%    0.15% to 1.60%        28.95% to 30.57%
2012                            83,075  1.02 to 1.50      117,917     0.10%    0.15% to 1.60%         9.54% to 10.92%
2011                           109,257  0.84 to 1.35      140,381     0.00%    0.15% to 1.60%        -6.60% to -5.24%
VALIC Co. II Mid Cap Value Fund
2015                           164,206  1.45 to 1.48      832,661     0.21%    0.15% to 1.60%        -2.98% to -1.56%
2014                           167,438  1.49 to 1.50      866,425     0.30%    0.15% to 1.60%          5.03% to 6.56%
2013                           176,026  1.41 to 1.42      859,834     0.00%    0.15% to 1.60%        32.26% to 34.19%
2012                           190,393  1.05 to 3.96      700,450     0.44%    0.15% to 1.60%        19.84% to 21.59%
2011                           190,365  0.86 to 3.27      580,005     0.51%    0.15% to 1.60%       -10.23% to -8.92%
VALIC Co. II Moderate Growth Lifestyle Fund
2015                           284,833  1.28 to 2.98      794,250     1.84%    0.15% to 1.60%        -2.52% to -1.30%
2014                           281,015  1.31 to 3.02      796,886     1.29%    0.15% to 1.60%          2.61% to 3.91%
2013                           250,904  1.28 to 2.91      687,344     0.00%    0.15% to 1.60%        14.75% to 16.20%
2012                           210,641  1.11 to 2.50      498,521     1.83%    0.15% to 1.60%        11.89% to 13.30%
2011                           149,322  1.00 to 2.21      313,625     2.25%    0.15% to 1.60%         -0.35% to 1.10%
VALIC Co. II Money Market II Fund
2015                           137,897  0.92 to 1.31      169,405     0.01%    0.15% to 1.60%        -1.58% to -0.34%
2014                           129,018  0.94 to 1.31      158,688     0.01%    0.15% to 1.60%        -1.58% to -0.34%
2013                           146,653  0.95 to 1.31      181,686     0.01%    0.15% to 1.60%        -1.58% to -0.34%
2012                           137,930  0.97 to 1.32      172,581     0.01%    0.15% to 1.60%        -1.58% to -0.34%
2011                           152,454  0.98 to 1.32      192,060     0.01%    0.15% to 1.60%        -1.57% to -0.14%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                        At December 31                       For the year ended December 31
                               --------------------------------    ---------------------------------------------------
                                         Unit Value         Net    Investment
                                          Lowest to       Assets     Income                       Total Return Lowest to
                                Units  Highest ($) /(5)/  ($)/(4)/ Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ------- ----------------   -------  ---------- -----------------   ----------------------
VALIC Co. II Small Cap Growth Fund
2015                            31,399  1.45 to 2.78       81,854     0.00%    0.15% to 1.60%       -2.80% to -1.57%
2014                            34,657  1.49 to 2.83       92,186     0.00%    0.15% to 1.60%       -1.57% to -0.33%
2013                            38,766  1.52 to 2.84      103,555     0.00%    0.15% to 1.60%       45.35% to 47.18%
2012                            40,783  0.97 to 1.93       74,470     0.00%    0.15% to 1.60%       10.58% to 11.98%
2011                            43,106  0.87 to 1.72       70,618     0.00%    0.15% to 1.60%       -5.68% to -4.31%
VALIC Co. II Small Cap Value Fund
2015                           127,730  1.32 to 1.42      426,135     0.61%    0.15% to 1.60%       -8.00% to -6.66%
2014                           147,595  1.43 to 1.52      531,491     0.90%    0.15% to 1.60%         3.87% to 5.38%
2013                           148,027  1.38 to 1.44      508,084     0.00%    0.15% to 1.60%       34.05% to 36.01%
2012                           165,403  1.03 to 2.71      420,658     0.53%    0.15% to 1.60%       13.23% to 14.89%
2011                           172,412  0.91 to 2.37      383,764     0.87%    0.15% to 1.60%       -9.23% to -7.90%
VALIC Co. II Socially Responsible Fund
2015                           292,340  1.70 to 2.49      730,245     1.12%    0.00% to 1.60%        -0.49% to 0.36%
2014                           287,491  1.71 to 2.65      716,043     1.30%    0.15% to 1.60%       13.70% to 15.13%
2013                           295,532  1.51 to 2.30      640,726     0.00%    0.15% to 1.60%       33.28% to 34.96%
2012                           332,810  1.13 to 1.70      536,742     1.46%    0.15% to 1.60%       13.40% to 14.83%
2011                           465,306  0.89 to 1.48      656,164     1.24%    0.15% to 1.60%        -0.30% to 1.15%
VALIC Co. II Strategic Bond Fund
2015                           216,273  1.11 to 2.79      561,958     3.67%    0.15% to 1.60%       -3.49% to -2.28%
2014                           227,800  1.15 to 2.86      607,548     3.69%    0.15% to 1.60%         2.30% to 3.58%
2013                           227,491  1.12 to 2.76      589,850     0.00%    0.15% to 1.60%       -1.33% to -0.09%
2012                           231,898  1.14 to 2.76      603,911     4.18%    0.15% to 1.60%       10.62% to 12.01%
2011                           202,475  1.03 to 2.46      474,360     5.67%    0.15% to 1.60%         2.67% to 4.17%
Vanguard LifeStrategy Conservative Growth Fund
2015                            42,527  1.17 to 2.08       82,922     2.16%    0.65% to 2.10%       -2.25% to -1.02%
2014                            42,735  1.19 to 2.10       84,501     2.14%    0.65% to 2.10%         4.73% to 6.05%
2013                            42,663  1.14 to 1.98       79,830     2.00%    0.65% to 2.10%         6.81% to 8.15%
2012                            42,752  1.07 to 1.83       74,254     2.35%    0.65% to 2.10%         6.92% to 8.26%
2011                            39,731  1.00 to 1.69       64,120     2.34%    0.65% to 2.10%        -0.35% to 1.10%
Vanguard LifeStrategy Growth Fund
2015                            97,409  1.29 to 2.25      205,502     2.10%    0.65% to 2.10%       -3.23% to -2.01%
2014                            99,085  1.33 to 2.30      214,115     2.13%    0.65% to 2.10%         4.95% to 6.27%
2013                            99,330  1.27 to 2.16      202,733     2.08%    0.65% to 2.10%       18.68% to 20.17%
2012                            97,744  1.07 to 1.80      166,668     2.39%    0.65% to 2.10%       11.99% to 13.40%
2011                            97,374  0.86 to 1.59      146,998     2.06%    0.65% to 2.10%       -4.31% to -2.91%
Vanguard LifeStrategy Moderate Growth Fund
2015                           106,334  1.24 to 2.22      221,140     2.13%    0.65% to 2.10%       -2.64% to -1.41%
2014                           106,092  1.27 to 2.25      224,613     2.11%    0.65% to 2.10%         4.85% to 6.16%
2013                           106,715  1.21 to 2.12      213,624     2.02%    0.65% to 2.10%       12.66% to 14.07%
2012                           106,449  1.07 to 1.86      187,532     2.36%    0.65% to 2.10%        9.44% to 10.81%
2011                           103,448  0.95 to 1.68      165,256     2.25%    0.65% to 2.10%       -1.82% to -0.39%
Vanguard Long-Term Investment-Grade Fund
2015                            73,062  1.30 to 1.71      233,833     4.64%    0.40% to 1.85%       -4.00% to -2.60%
2014                           100,257  1.35 to 1.76      329,544     4.29%    0.40% to 1.85%       16.00% to 17.69%
2013                            81,579  1.17 to 1.50      228,921     4.74%    0.40% to 1.85%       -7.59% to -6.24%
2012                           107,229  1.26 to 3.40      324,948     4.67%    0.40% to 1.85%        9.61% to 11.21%
2011                            91,923  1.15 to 3.07      252,660     5.37%    0.40% to 1.85%       15.04% to 16.71%

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of unit values and units outstanding for variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, follows:

                                         At December 31                        For the year ended December 31
                               -----------------------------------   ---------------------------------------------------
                                         Unit Value                  Investment
                                          Lowest to       Net Assets   Income                       Total Return Lowest to
                                Units  Highest ($) /(5)/   ($)/(4)/  Ratio/(2)/ Expense Ratio/(1)/      Highest/(3)/
                               ------- ----------------   ---------- ---------- -----------------   ----------------------
Vanguard Long-Term Treasury Fund
2015                            71,630  1.31 to 1.70        234,777     2.78%    0.40% to 1.85%        -3.35% to -1.93%
2014                            79,135  1.35 to 1.73        264,756     3.07%    0.40% to 1.85%        22.98% to 24.77%
2013                            86,023  1.10 to 1.39        231,479     3.11%    0.40% to 1.85%      -14.62% to -13.37%
2012                           104,316  1.29 to 3.46        328,115     2.76%    0.40% to 1.85%          1.56% to 3.05%
2011                           110,878  1.27 to 3.37        340,278     3.27%    0.40% to 1.85%        26.91% to 28.75%
Vanguard Wellington Fund
2015                           458,029  0.97 to 1.38      1,739,836     2.58%    0.00% to 2.10%        -2.02% to -0.59%
2014                           475,391  1.41 to 1.52      1,830,152     2.53%    0.65% to 2.10%          7.54% to 9.11%
2013                           492,356  1.31 to 1.39      1,746,521     2.54%    0.65% to 2.10%        17.18% to 18.89%
2012                           511,573  1.12 to 3.46      1,537,119     2.86%    0.65% to 2.10%        10.23% to 11.84%
2011                           548,042  1.02 to 3.10      1,483,510     2.97%    0.65% to 2.10%          1.70% to 3.18%
Vanguard Windsor II Fund
2015                           471,077  1.32 to 1.52      1,656,936     2.18%    0.65% to 2.10%        -5.23% to -3.84%
2014                           501,441  1.37 to 1.60      1,845,783     2.22%    0.65% to 2.10%         8.85% to 10.44%
2013                           518,076  1.24 to 1.47      1,736,698     2.12%    0.65% to 2.10%        27.98% to 29.84%
2012                           550,354  0.96 to 2.95      1,431,448     2.33%    0.65% to 2.10%        14.28% to 15.96%
2011                           609,057  0.83 to 2.55      1,377,632     2.23%    0.65% to 2.10%          0.57% to 2.04%

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see Note 4. The minimum and maximum ratios shown include subaccounts that may not have net assets.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
(4) These amounts represent the net asset value before the adjustments allocated to the contracts in payout period.
(5) Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

SEPARATE ACCOUNT A
OF VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - SUBSEQUENT EVENTS

Management has evaluated Separate Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through April 28, 2016. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Separate Account's financial statements.

                     THE VARIABLE ANNUITY LIFE
                     INSURANCE COMPANY
                     Audited GAAP Financial Statements
                     At December 31, 2015 and 2014 and for each of the three years ended December 31, 2015

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
CONSOLIDATED FINANCIAL STATEMENTS
Independent Auditor's Report                                                                                           2
Consolidated Balance Sheets at December 31, 2015 and 2014                                                              3
Consolidated Statements of Income for each of the years ended December 31, 2015, 2014 and 2013                         4
Consolidated Statements of Comprehensive Income (Loss) for each of the years ended December 31, 2015, 2014 and 2013    5
Consolidated Statements of Equity for each of the years ended December 31, 2015, 2014 and 2013                         6
Consolidated Statements of Cash Flows for each of the years ended December 31, 2015, 2014 and 2013                     7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation                                                                                               8
2. Summary of Significant Accounting Policies                                                                          9
3. Fair Value Measurements                                                                                            12
4. Investments                                                                                                        28
5. Lending Activities                                                                                                 38
6. Reinsurance                                                                                                        40
7. Derivatives and Hedge Accounting                                                                                   40
8. Deferred Policy Acquisition Costs and Deferred Sales Inducements                                                   42
9. Variable Interest Entities                                                                                         45
10. Insurance Liabilities                                                                                             47
11. Variable Annuity Contracts                                                                                        47
12. Debt                                                                                                              50
13. Commitments and Contingencies                                                                                     51
14. Equity                                                                                                            52
15. Statutory Financial Data and Restrictions                                                                         54
16. Benefit Plans                                                                                                     54
17. Income Taxes                                                                                                      55
18. Related Party Transactions                                                                                        58

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company

We have audited the accompanying consolidated financial statements of The Variable Annuity Life Insurance Company and its subsidiaries (the Company), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended
December 31, 2015.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 28, 2016

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                                                             DECEMBER 31,
                                                                                                            ---------------
(IN MILLIONS, EXCEPT FOR SHARE DATA)                                                                         2015    2014
------------------------------------                                                                        ------- -------
ASSETS:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2015 - $32,212; 2014 - $33,695)          $33,133 $35,883
          Other bond securities, at fair value                                                                1,214   1,158
       Equity securities:
          Preferred stock, available for sale, at fair value (cost: 2015 - $4; 2014 - $4)                         4       4
       Mortgage and other loans receivable, net of allowance                                                  5,718   5,326
       Other invested assets (portion measured at fair value: 2015 - $1,106; 2014 - $1,171)                   2,379   2,479
       Short-term investments (portion measured at fair value: 2015 - $560; 2014 - $216)                        603     443
                                                                                                            ------- -------
          Total investments                                                                                  43,051  45,293
   Cash                                                                                                          82     110
   Accrued investment income                                                                                    464     482
   Amounts due from related parties                                                                              31      34
   Premiums and other receivables - net of allowance                                                             66      61
   Deferred policy acquisition costs                                                                            964     800
   Current income tax receivable                                                                                 --      14
   Other assets (including restricted cash of $14 in 2015 and $205 in 2014)                                     459     619
   Separate account assets, at fair value                                                                    31,536  33,401
                                                                                                            ------- -------
TOTAL ASSETS                                                                                                $76,653 $80,814
                                                                                                            ======= =======
LIABILITIES:
   Future policy benefits for life and accident and health insurance contracts                              $   748 $   843
   Policyholder contract deposits (portion measured at fair value: 2015 - $197; 2014 - $236)                 37,874  37,704
   Other policyholder funds                                                                                       7      10
   Current income tax payable                                                                                     4      --
   Deferred income taxes                                                                                         46     206
   Notes payable - to affiliates, net (portion measured at fair value: 2015 - $143; 2014 - $149)                143     149
   Notes payable - to third parties, net                                                                         50     118
   Amounts due to related parties                                                                               101     958
   Securities lending payable                                                                                   169      --
   Other liabilities                                                                                            534     343
   Separate account liabilities                                                                              31,536  33,401
                                                                                                            ------- -------
TOTAL LIABILITIES                                                                                            71,212  73,732
                                                                                                            ------- -------
Commitments and contingencies (see Note 13)
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (VALIC) SHAREHOLDER'S EQUITY:
   Common stock, $1 par value; 5,000,000 shares authorized, 3,575,000 shares issued and outstanding               4       4
   Additional paid-in capital                                                                                 4,515   5,305
   Accumulated other comprehensive income                                                                       908   1,760
                                                                                                            ------- -------
TOTAL VALIC SHAREHOLDER'S EQUITY                                                                              5,427   7,069
NONCONTROLLING INTERESTS                                                                                         14      13
                                                                                                            ------- -------
TOTAL EQUITY                                                                                                  5,441   7,082
                                                                                                            ------- -------
TOTAL LIABILITIES AND EQUITY                                                                                $76,653 $80,814
                                                                                                            ======= =======

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                                                      Years Ended December 31,
                                                                      ------------------------
(IN MILLIONS)                                                          2015    2014     2013
-------------                                                         ------  ------  --------
REVENUES:
   Premiums                                                           $   21  $   44  $     12
   Policy fees                                                           401     405       368
   Net investment income                                               2,077   2,356     2,528
   Net realized capital gains:
       Total other-than-temporary
         impairments on available for sale securities                    (48)    (38)      (16)
       Portion of other-than-temporary impairments
         on available for sale fixed maturity securities
         recognized in other comprehensive income (loss)                  (6)     --         1
                                                                      ------  ------  --------
       Net other-than-temporary impairments on
         available for sale securities recognized in net income          (54)    (38)      (15)
       Other realized capital gains                                      128     172       384
                                                                      ------  ------  --------
   Total net realized capital gains                                       74     134       369
       Other income                                                      417     447       462
                                                                      ------  ------  --------
TOTAL REVENUES                                                         2,990   3,386     3,739
                                                                      ------  ------  --------
BENEFITS AND EXPENSES:
   Policyholder benefits                                                  60     114       155
   Interest credited to policyholder account balances                  1,117   1,142     1,178
   Amortization of deferred policy acquisition costs                      20      71       131
   General operating and other expenses                                  687     657       554
                                                                      ------  ------  --------
TOTAL BENEFITS AND EXPENSES                                            1,884   1,984     2,018
                                                                      ------  ------  --------
INCOME BEFORE INCOME TAX EXPENSE                                       1,106   1,402     1,721
INCOME TAX EXPENSE (BENEFIT):
   Current                                                               243     262       155
   Deferred                                                               87     152       (58)
                                                                      ------  ------  --------
INCOME TAX EXPENSE                                                       330     414        97
                                                                      ------  ------  --------
NET INCOME                                                               776     988     1,624
LESS:
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS                        1       1        --
                                                                      ------  ------  --------
NET INCOME ATTRIBUTABLE TO VALIC                                      $  775  $  987  $  1,624
                                                                      ======  ======  ========

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                      Years Ended December 31,
                                                                                     -------------------------
(IN MILLIONS)                                                                         2015     2014      2013
-------------                                                                        -----  ---------  -------
NET INCOME                                                                           $ 776  $     988  $ 1,624
                                                                                     -----  ---------  -------
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX
   Change in unrealized depreciation of fixed maturity investments on which
     other-than-temporary credit impairments were recognized                           (49)       (21)     (16)
   Change in unrealized appreciation (depreciation) of all other investments          (938)       854   (1,337)
   Adjustments to deferred policy acquisition costs and deferred sales inducements      82        (83)     155
   Change in unrealized insurance loss recognition                                      54        (49)     122
   Change in foreign currency translation adjustments                                   (1)        (2)      --
                                                                                     -----  ---------  -------
OTHER COMPREHENSIVE INCOME (LOSS)                                                     (852)       699   (1,076)
                                                                                     -----  ---------  -------
COMPREHENSIVE INCOME (LOSS)                                                            (76)     1,687      548
COMPREHENSIVE INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS                            1          1       --
                                                                                     -----  ---------  -------
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO VALIC                                    $ (77) $   1,686  $   548
                                                                                     =====  =========  =======

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY

                                                                       Accumulated  Total VALIC
                                                  Additional              Other       Share-       Non-
                                           Common  Paid-in   Retained Comprehensive  holder's   controlling  Total
(IN MILLIONS)                              Stock   Capital   Earnings    Income       Equity     Interests   Equity
-------------                              ------ ---------- -------- ------------- ----------- ----------- --------
Balance, January 1, 2013                    $ 4     $5,683   $   230     $ 2,137     $  8,054       $--     $  8,054
                                            ---     ------   -------     -------     --------       ---     --------
Net income attributable to VALIC or other
  noncontrolling interests                   --         --     1,624          --        1,624        --        1,624
Dividends                                    --         --      (736)         --         (736)       --         (736)
Other comprehensive loss                     --         --        --      (1,076)      (1,076)       --       (1,076)
Capital contributions from Parent            --        106        --          --          106        --          106
                                            ---     ------   -------     -------     --------       ---     --------
Balance, December 31, 2013                  $ 4     $5,789   $ 1,118     $ 1,061     $  7,972       $--     $  7,972
                                            ===     ======   =======     =======     ========       ===     ========
Net income attributable to VALIC or other
  noncontrolling interests                   --         --       987          --          987         1          988
Dividends                                    --         --    (2,105)         --       (2,105)       --       (2,105)
Other comprehensive income                   --         --        --         699          699        --          699
Capital contributions from Parent            --         38        --          --           38        --           38
Return of capital                            --       (522)       --          --         (522)       --         (522)
Other                                        --         --        --          --           --        12           12
                                            ---     ------   -------     -------     --------       ---     --------
Balance, December 31, 2014                  $ 4     $5,305   $    --     $ 1,760     $  7,069       $13     $  7,082
                                            ===     ======   =======     =======     ========       ===     ========
Net income attributable to VALIC or other
  noncontrolling interests                   --         --       775          --          775         1          776
Dividends                                    --         --      (775)         --         (775)       --         (775)
Other comprehensive loss                     --         --        --        (852)        (852)       --         (852)
Capital contributions from Parent            --         15        --          --           15        --           15
Return of capital                            --       (805)       --          --         (805)       --         (805)
                                            ---     ------   -------     -------     --------       ---     --------
Balance, December 31, 2015                  $ 4     $4,515   $    --     $   908     $  5,427       $14     $  5,441
                                            ===     ======   =======     =======     ========       ===     ========

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 Years Ended December 31,
                                                                                                --------------------------
(IN MILLIONS)                                                                                     2015     2014     2013
-------------                                                                                   -------  -------  --------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                                   $   776  $   988  $  1,624
                                                                                                -------  -------  --------
   ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
       Interest credited to policyholder account balances                                         1,117    1,142     1,178
       Amortization of deferred policy acquisition costs                                             20       71       131
       Fees charged for policyholder contract deposits                                             (349)    (338)     (308)
       Net realized capital gains                                                                   (74)    (134)     (369)
       Unrealized losses (gains) in earnings, net                                                    25      (49)      (91)
       Equity in income of partnerships and other invested assets                                   (32)    (102)     (203)
       Accretion of net premium/discount on investments                                            (189)    (224)     (289)
       Capitalized interest                                                                         (10)     (14)      (14)
       Provision for deferred income taxes                                                           87      152       (58)
   CHANGES IN OPERATING ASSETS AND LIABILITIES:
       Accrued investment income                                                                     18       20       (13)
       Amounts due to/from related parties                                                          (54)      89        (4)
       Deferred policy acquisition costs                                                            (78)     (66)      (66)
       Current income tax receivable/payable                                                         18       47      (323)
       Future policy benefits                                                                       (11)      29        71
       Other, net                                                                                   101      102      (126)
                                                                                                -------  -------  --------
   Total adjustments                                                                                589      725      (484)
                                                                                                -------  -------  --------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                         1,365    1,713     1,140
                                                                                                =======  =======  ========
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from (payments for)
   Sales or distribution of:
       Available for sale investments                                                             2,405    1,996     6,903
       Other investments, excluding short-term investments                                          716      481       417
   Redemption and maturities of fixed maturity securities available for sale                      3,239    3,103     3,456
   Principal payments received on sales and maturities of mortgage and other loans receivable       930    1,268       647
   Redemption and maturities of other investments, excluding short-term investments                  84       71        83
   Purchase of:
       Available for sale investments                                                            (5,107)  (4,121)  (10,014)
       Mortgage and other loans receivable                                                       (1,488)  (1,125)   (1,205)
       Other investments, excluding short-term investments                                         (649)    (655)     (841)
   Net change in restricted cash                                                                    191     (105)      (86)
   Net change in short-term investments                                                            (160)     719        72
   Other, net                                                                                         2       83       (96)
                                                                                                -------  -------  --------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                                 163    1,715      (664)
                                                                                                =======  =======  ========
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholder contract deposits                                                                 2,635    2,232     2,751
   Policyholder contract withdrawals                                                             (3,570)  (3,519)   (3,256)
   Net exchanges to/from separate accounts                                                          484      394       723
   Repayment of notes payable                                                                       (68)     (53)       --
   Issuance of notes payable                                                                         --       --       131
   Change in Federal Home Loan Bank borrowings                                                       --       --         4
   Change in securities lending payable                                                             169     (732)      (92)
   Dividends and return of capital paid to Parent Company, net of cash contributions             (1,206)  (1,685)     (736)
                                                                                                -------  -------  --------
NET CASH USED IN FINANCING ACTIVITIES                                                            (1,556)  (3,363)     (475)
                                                                                                =======  =======  ========
Net increase (decrease) in cash                                                                     (28)      65         1
Cash at beginning of year                                                                           110       45        44
                                                                                                -------  -------  --------
CASH AT END OF YEAR                                                                             $    82  $   110  $     45
                                                                                                =======  =======  ========
SUPPLEMENTARY DISCLOSURE OF CONSOLIDATED CASH FLOW INFORMATION
CASH PAID DURING THE PERIOD FOR:
   Interest                                                                                     $     2  $     3  $      1
   Taxes                                                                                            214      208       471
NON-CASH INVESTING/FINANCING ACTIVITIES:
   Sales inducements credited to policyholder contract deposits                                       9       10        20
   Non-cash dividends declared and payable                                                          473      942        --
   Settlement of non-cash dividend payable                                                          702       --        --
   Non-cash contributions from Parent                                                                15       38       106

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "VALIC," "the Company," "we," "us" or "our" mean The Variable Annuity Life Insurance Company and its consolidated subsidiaries, and the term "AIG Parent" means American International Group, Inc. and not any of its consolidated subsidiaries.

We are a Texas-domiciled life insurance company and a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Our primary products include fixed and variable annuities, mutual funds and plan administrative and compliance services. We utilize career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual deposits for any individual advisor in 2015 or 2014 represented more than 10 percent of total annuity deposits.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated. Certain prior period items have been reclassified to conform to the current period's presentation.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting right and voting interests), and variable interest entities (VIEs) for which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

OUT OF PERIOD ADJUSTMENTS

In 2015, we recorded out of period adjustments to correct errors related to prior periods, which resulted in a $20 million decrease to consolidated net income and comprehensive income. The out of period adjustments were primarily related to deferred policy acquisition cost amortization and net investment income. We have evaluated the effect of the errors on prior years and their correction in 2015, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to the current or any previously issued financial statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

.. income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

..  reinsurance assets;

.. valuation of future policy benefit liabilities and timing and extent of loss recognition;

.. valuation of liabilities for guaranteed benefit features of variable annuity products;

..  estimated gross profits (EGP) to value deferred policy acquisition costs
   (DAC) for investment-oriented products;

.. impairment charges, including other-than-temporary impairments on available for sale securities and impairment on other invested assets;

..  liability for legal contingencies; and

..  fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 28, 2016, the date the financial statements were issued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

Note 4. Investments

           .  Fixed maturity and equity securities

           .  Other invested assets

           .  Short-term investments

           .  Net investment income

           .  Net realized capital gains (losses)

           .  Other-than-temporary impairments

Note 5. Lending Activities

           .  Mortgage and other loans receivable - net of allowance

Note 6. Reinsurance

           .  Reinsurance assets, net of allowance

Note 7. Derivatives and Hedge Accounting

           .  Derivative assets and liabilities, at fair value

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 8. Deferred Policy Acquisition Costs and Deferred Sales Inducements

           .  Deferred policy acquisition costs

           .  Amortization of deferred policy acquisition costs

           .  Deferred sales inducements

Note 10. Insurance Liabilities

           .  Future policy benefits

           .  Policyholder contract deposits

           .  Other policyholder funds

Note 11. Variable Life and Annuity Contracts

Note 12. Debt

           .  Long-term debt

Note 13. Commitments and Contingencies

           .  Legal contingencies

Note 17. Income Taxes

OTHER SIGNIFICANT ACCOUNTING POLICIES

PREMIUMS for life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in policyholder benefits in the Consolidated Statements of Income.

POLICY FEES represent fees recognized from investment-type products consisting of policy charges for cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

OTHER INCOME primarily includes brokerage commissions, advisory fee income and income from legal settlements.

CASH represents cash on hand and non-interest bearing demand deposits.

SHORT-TERM INVESTMENTS consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

PREMIUMS AND OTHER RECEIVABLES - NET OF ALLOWANCE include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

OTHER ASSETS consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

SEPARATE ACCOUNTS represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. For a more detailed discussion of separate accounts, see Note 11.

OTHER LIABILITIES include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

ACCOUNTING STANDARDS ADOPTED DURING 2015

Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure

In January 2014, the Financial Accounting Standards Board (FASB) issued an accounting standard that clarifies that a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, so that the loan is derecognized and the real estate property is recognized, when either (i) the creditor obtains legal title to the residential real estate property upon completion of a foreclosure or (ii) the borrower conveys all interest in the residential real estate property to the creditor to satisfy the loan through completion of a deed in lieu of foreclosure or through a similar legal agreement.

We adopted the standard on its required effective date of January 1, 2015. The adoption of this standard had no material effect on our consolidated financial condition, results of operations or cash flows.

Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

In June 2014, the FASB issued an accounting standard that changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. It also requires additional disclosures about repurchase agreements and other similar transactions. The standard aligns the accounting for repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings with the accounting for other typical repurchase agreements such that they all will be accounted for as secured borrowings. The standard eliminates sale accounting for repurchase-to-maturity transactions and supersedes the standard under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement.

We adopted the standard on its required effective date of January 1, 2015 on a prospective basis. The adoption of this standard had no material effect on our consolidated financial condition, results of operations or cash flows.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

The standard is effective for interim and annual reporting periods beginning after December 15, 2017 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted only as of annual periods beginning after December 15, 2016, including interim periods within that reporting period. We plan to adopt the standard on its required effective date of January 1, 2018 and are assessing the impact of the standard on our consolidated financial condition, results of operations and cash flows.

Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity

In August 2014, the FASB issued an accounting standard that allows a reporting entity to measure the financial assets and financial liabilities of a qualifying consolidated collateralized financing entity using the fair value of either its financial assets or financial liabilities, whichever is more observable.

The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. We plan to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on our consolidated financial condition, results of operations and cash flows.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Consolidation: Amendments to the Consolidation Analysis

In February 2015, the FASB issued an accounting standard that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are VIEs or voting interest entities; eliminate the presumption that a general partner should consolidate a limited partnership; affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships; and provide a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds.

The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. The standard may be applied retrospectively or through a cumulative effect adjustment to retained earnings as of the beginning of the year of adoption. We plan to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on our consolidated financial condition, results of operations and cash flows.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that affects the recognition, measurement, presentation, and disclosure of financial instruments. Specifically, under the new standard, equity investments (other than those accounted for using the equity method of accounting or those subject to consolidation) will be measured at fair value with changes in fair value recognized in earnings. Also, for those financial liabilities for which fair value option accounting has been elected, the new standard requires changes in fair value due to instrument-specific credit risk to be presented separately in other comprehensive income. The standard updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

The standard is effective for interim and annual reporting periods beginning after December 15, 2017. Early adoption of certain provisions is permitted. We are assessing the impact of the standard on our consolidated financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

We carry certain financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

.. LEVEL 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. LEVEL 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. LEVEL 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

VALUATION METHODOLOGIES OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE

Incorporation of Credit Risk in Fair Value Measurements

.. OUR OWN CREDIT RISK. Fair value measurements for certain freestanding derivatives incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap
   (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

.. COUNTERPARTY CREDIT RISK. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Inter-Bank Offered Rate (LIBOR) curve to derive our discount rates.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market- observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads,

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-index annuity and life contracts contain embedded policy derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-index annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk-neutral valuations are used which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded policy derivatives and related fees are classified in net realized gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivative are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded policy derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates, net. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

THE FOLLOWING TABLE PRESENTS INFORMATION ABOUT ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS, AND INDICATES THE LEVEL OF THE FAIR VALUE MEASUREMENT BASED ON THE OBSERVABILITY OF THE INPUTS USED:

DECEMBER 31, 2015                                                                             Counterparty    Cash
(IN MILLIONS)                                                         Level 1 Level 2 Level 3  Netting/*/  Collateral  Total
-------------                                                         ------- ------- ------- ------------ ---------- -------
ASSETS:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   346 $   --      $ --        $ --    $   346
   Obligations of states, municipalities and political subdivisions        --     764     48        --          --        812
   Non-U.S. governments                                                    --     820     --        --          --        820
   Corporate debt                                                          --  19,624    218        --          --     19,842
   RMBS                                                                    --   2,696  1,918        --          --      4,614
   CMBS                                                                    --   3,453    537        --          --      3,990
   CDO/ABS                                                                 --   1,141  1,568        --          --      2,709
                                                                      ------- ------- ------      ----        ----    -------
Total bonds available for sale                                             --  28,844  4,289        --          --     33,133
                                                                      ------- ------- ------      ----        ----    -------
Other bond securities:
   Non-U.S. governments                                                    --       6     --        --          --          6
   Corporate debt                                                          --     217     --        --          --        217
   RMBS                                                                    --      58    105        --          --        163
   CMBS                                                                    --      93     15        --          --        108
   CDO/ABS                                                                 --       5    715        --          --        720
                                                                      ------- ------- ------      ----        ----    -------
Total other bond securities                                                --     379    835        --          --      1,214
                                                                      ------- ------- ------      ----        ----    -------
Equity securities available for sale:
   Preferred stock                                                          4      --     --        --          --          4
                                                                      ------- ------- ------      ----        ----    -------
Total equity securities available for sale                                  4      --     --        --          --          4
                                                                      ------- ------- ------      ----        ----    -------
Other invested assets                                                      --     520    586        --          --      1,106
Short-term investments                                                    324     236     --        --          --        560
Derivative assets:
   Interest rate contracts                                                 --      84     --        --          --         84
   Foreign exchange contracts                                              --      61     --        --          --         61
   Equity contracts                                                        39       4     --        --          --         43
   Counterparty netting and cash collateral                                --      --     --       (25)        (86)      (111)
                                                                      ------- ------- ------      ----        ----    -------
Total derivative assets                                                    39     149     --       (25)        (86)        77
                                                                      ------- ------- ------      ----        ----    -------
Separate account assets                                                31,350     186     --        --          --     31,536
                                                                      ------- ------- ------      ----        ----    -------
Total                                                                 $31,717 $30,314 $5,710      $(25)       $(86)   $67,630
                                                                      ======= ======= ======      ====        ====    =======
LIABILITIES:
Policyholder contract deposits                                        $    -- $    -- $  197      $ --        $ --    $   197
Notes payable - to affiliates, net                                         --      --    143        --          --        143
Derivative liabilities:
   Interest rate contracts                                                 --      23     --        --          --         23
   Foreign exchange contracts                                              --       2     --        --          --          2
   Counterparty netting and cash collateral                                --      --     --       (25)         --        (25)
                                                                      ------- ------- ------      ----        ----    -------
Total derivative liabilities                                               --      25     --       (25)         --         --
                                                                      ------- ------- ------      ----        ----    -------
Total                                                                 $    -- $    25 $  340      $(25)       $ --    $   340
                                                                      ======= ======= ======      ====        ====    =======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014                                                                             Counterparty    Cash
(IN MILLIONS)                                                         Level 1 Level 2 Level 3  Netting/*/  Collateral  Total
-------------                                                         ------- ------- ------- ------------ ---------- -------
ASSETS:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   343 $   --      $--         $--     $   343
   Obligations of states, municipalities and political subdivisions        --     812     51       --          --         863
   Non-U.S. governments                                                    --     956     --       --          --         956
   Corporate debt                                                          --  21,568    291       --          --      21,859
   RMBS                                                                    --   3,116  1,788       --          --       4,904
   CMBS                                                                    --   3,305    628       --          --       3,933
   CDO/ABS                                                                 --   1,342  1,683       --          --       3,025
                                                                      ------- ------- ------      ---         ---     -------
Total bonds available for sale                                             --  31,442  4,441       --          --      35,883
                                                                      ------- ------- ------      ---         ---     -------
Other bond securities:
   RMBS                                                                    --      65     71       --          --         136
   CMBS                                                                    --     127     39       --          --         166
   CDO/ABS                                                                 --       5    851       --          --         856
                                                                      ------- ------- ------      ---         ---     -------
Total other bond securities                                                --     197    961       --          --       1,158
                                                                      ------- ------- ------      ---         ---     -------
Equity securities available for sale:
   Preferred stock                                                          4      --     --       --          --           4
                                                                      ------- ------- ------      ---         ---     -------
Total equity securities available for sale                                  4      --     --       --          --           4
                                                                      ------- ------- ------      ---         ---     -------
Other invested assets                                                      --     479    692       --          --       1,171
Short-term investments                                                    108     108     --       --          --         216
Derivative assets:
   Interest rate contracts                                                 --      62     --       --          --          62
   Foreign exchange contracts                                              --      23     --       --          --          23
   Equity contracts                                                        41      --     --       --          --          41
   Counterparty netting and cash collateral                                --      --     --       (3)         (4)         (7)
                                                                      ------- ------- ------      ---         ---     -------
Total derivative assets                                                    41      85     --       (3)         (4)        119
                                                                      ------- ------- ------      ---         ---     -------
Separate account assets                                                33,197     204     --       --          --      33,401
                                                                      ------- ------- ------      ---         ---     -------
Total                                                                 $33,350 $32,515 $6,094      $(3)        $(4)    $71,952
                                                                      ======= ======= ======      ===         ===     =======
LIABILITIES:
Policyholder contract deposits                                        $    -- $    -- $  236      $--         $--     $   236
Notes payable - to affiliates, net                                         --      --    149       --          --         149
Derivative liabilities:
   Foreign exchange contracts                                              --       3     --       --          --           3
   Counterparty netting and cash collateral                                --      --     --       (3)         --          (3)
                                                                      ------- ------- ------      ---         ---     -------
Total derivative liabilities                                               --       3     --       (3)         --          --
                                                                      ------- ------- ------      ---         ---     -------
Total                                                                 $    -- $     3 $  385      $(3)        $--     $   385
                                                                      ======= ======= ======      ===         ===     =======

* Represents netting of derivative exposures covered by qualifying master netting agreements.

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers between Level 1 and Level 2 during 2015. In 2014, we transferred $4 million of preferred stock from Level 2 to Level 1 and had no significant transfers from Level 1 to Level 2.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

THE FOLLOWING TABLES PRESENT CHANGES DURING 2015 AND 2014 IN LEVEL 3 ASSETS (LIABILITIES) MEASURED AT FAIR VALUE ON A RECURRING BASIS, AND THE REALIZED AND UNREALIZED GAINS (LOSSES) RELATED TO THE LEVEL 3 ASSETS (LIABILITIES) IN THE CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 2015 AND 2014:

                                                                                                                   Changes in
                                                                                                                   Unrealized
                                                    Net                                                               Gains
                                                  Realized                                                          (Losses)
                                                    and                    Purchases,                              Included in
                                                 Unrealized                  Sales,                                 Income on
                                         Fair      Gains                   Issuances                        Fair   Instruments
                                         Value    (Losses)      Other         and        Gross     Gross   Value     Held at
                                       Beginning  Included  Comprehensive Settlements, Transfers Transfers End of    End of
(IN MILLIONS)                           of Year  in Income  Income (Loss)     Net         In        Out     Year      Year
-------------                          --------- ---------- ------------- ------------ --------- --------- ------  -----------
DECEMBER 31, 2015
ASSETS:
Bonds available for sale:
   Obligations of states,
    municipalities and
    political subdivisions              $   51     $  --        $  (3)       $  --       $ --     $    --  $   48     $ --
   Corporate debt                          291         2          (19)         (41)       255        (270)    218       --
   RMBS                                  1,788        96          (31)          65         --          --   1,918       --
   CMBS                                    628        23          (35)         (50)        --         (29)    537       --
   CDO/ABS                               1,683        24          (42)         (97)        --          --   1,568       --
                                        ------     -----        -----        -----       ----     -------  ------     ----
Total bonds available for sale           4,441       145         (130)        (123)       255        (299)  4,289       --
                                        ------     -----        -----        -----       ----     -------  ------     ----
Other bond securities:
   RMBS                                     71         9           --           25         --          --     105        6
   CMBS                                     39        (1)          --          (23)        --          --      15       --
   CDO/ABS                                 851       (12)          --         (124)        --          --     715      (18)
                                        ------     -----        -----        -----       ----     -------  ------     ----
Total other bond securities                961        (4)          --         (122)        --          --     835      (12)
                                        ------     -----        -----        -----       ----     -------  ------     ----
Other invested assets                      692       (16)         (40)         (50)        --          --     586       --
                                        ------     -----        -----        -----       ----     -------  ------     ----
Total                                   $6,094     $ 125        $(170)       $(295)      $255     $  (299) $5,710     $(12)
                                        ======     =====        =====        =====       ====     =======  ======     ====
LIABILITIES:
Policyholder contract deposits          $ (236)    $  73        $  --        $ (34)      $ --     $    --  $ (197)    $ --
Notes payable - to affiliates, net        (149)        6           --           --         --          --    (143)      --
                                        ------     -----        -----        -----       ----     -------  ------     ----
Total                                   $ (385)    $  79        $  --        $ (34)      $ --     $    --  $ (340)    $ --
                                        ======     =====        =====        =====       ====     =======  ======     ====
DECEMBER 31, 2014
ASSETS:
Bonds available for sale:
   Obligations of states,
    municipalities and
    political subdivisions              $   45     $  --        $   9        $  --       $ --     $    (3) $   51     $ --
   Corporate debt                          248         5           (8)         (80)       236        (110)    291       --
   RMBS                                  1,564        90           28          111         --          (5)  1,788       --
   CMBS                                  1,497        83           11           66         19      (1,048)    628       --
   CDO/ABS                               1,850        41            2            7        615        (832)  1,683       --
                                        ------     -----        -----        -----       ----     -------  ------     ----
Total bonds available for sale           5,204       219           42          104        870      (1,998)  4,441       --
                                        ------     -----        -----        -----       ----     -------  ------     ----
Other bond securities:
   RMBS                                     38         3           --           30         --          --      71        2
   CMBS                                    141        (2)           4           --         --        (104)     39        5
   CDO/ABS                                 600        21           --          230         --          --     851        9
                                        ------     -----        -----        -----       ----     -------  ------     ----
Total other bond securities                779        22            4          260         --        (104)    961       16
                                        ------     -----        -----        -----       ----     -------  ------     ----
Equity securities available for sale:
Other invested assets                      777        43           34            7         93        (262)    692       --
                                        ------     -----        -----        -----       ----     -------  ------     ----
Total                                   $6,760     $ 284        $  80        $ 371       $963     $(2,364) $6,094     $ 16
                                        ======     =====        =====        =====       ====     =======  ======     ====
LIABILITIES:
Policyholder contract deposits          $  (52)    $(184)       $  --        $  --       $ --     $    --  $ (236)    $ --
Notes payable - to affiliates, net        (125)      (24)          --           --         --          --    (149)      --
                                        ------     -----        -----        -----       ----     -------  ------     ----
Total                                   $ (177)    $(208)       $  --        $  --       $ --     $    --  $ (385)    $ --
                                        ======     =====        =====        =====       ====     =======  ======     ====

NET REALIZED AND UNREALIZED GAINS AND LOSSES INCLUDED IN INCOME RELATED TO LEVEL 3 ASSETS AND LIABILITIES SHOWN ABOVE WERE REPORTED IN THE CONSOLIDATED STATEMENTS OF INCOME AS FOLLOWS:

                                                     Net
                                                   Realized
                                           Net     Capital
                                        Investment  Gains   Other
(IN MILLIONS)                             Income   (Losses) Income Total
-------------                           ---------- -------- ------ -----
DECEMBER 31, 2015
   Bonds available for sale                $157     $ (12)   $ --  $ 145
   Other bond securities                     (1)       (3)     --     (4)
   Other invested assets                    (10)       (6)     --    (16)
   Policyholder contract deposits            --        73      --     73
   Notes payable - to affiliates, net        --        --       6      6
December 31, 2014
   Bonds available for sale                $168     $  51    $ --  $ 219
   Other bond securities                     22        --      --     22
   Other invested assets                     43                --     43
   Policyholder contract deposits            --      (184)     --   (184)
   Notes payable - to affiliates, net        --        --     (24)   (24)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS THE GROSS COMPONENTS OF PURCHASES, SALES, ISSUES AND SETTLEMENTS, NET, SHOWN ABOVE:

                                                              Purchases,
                                                                Sales,
                                                              Issuances
                                                                 and
                                                             Settlements,
(IN MILLIONS)                   Purchases Sales  Settlements     Net*
-------------                   --------- -----  ----------- ------------
DECEMBER 31, 2015
Assets:
Bonds available for sale:
   Corporate debt                $   52   $  (3)   $   (90)     $ (41)
   RMBS                             452     (59)      (328)        65
   CMBS                              13      (7)       (56)       (50)
   CDO/ABS                          547    (338)      (306)       (97)
                                 ------   -----    -------      -----
Total bonds available for sale    1,064    (407)      (780)      (123)
                                 ------   -----    -------      -----
Other bond securities:
   RMBS                             111     (74)       (12)        25
   CMBS                              --      (1)       (22)       (23)
   CDO/ABS                           --     (63)       (61)      (124)
                                 ------   -----    -------      -----
Total other bond securities         111    (138)       (95)      (122)
                                 ------   -----    -------      -----
Other invested assets                 4     (23)       (31)       (50)
                                 ------   -----    -------      -----
Total assets                     $1,179   $(568)   $  (906)     $(295)
                                 ======   =====    =======      =====
Liabilities:
Policyholder contract deposits   $   --   $  --    $   (34)     $ (34)
                                 ------   -----    -------      -----
Total liabilities                $   --   $  --    $   (34)     $ (34)
                                 ======   =====    =======      =====
DECEMBER 31, 2014
Assets:
Bonds available for sale:
   Corporate debt                $   10   $  --    $   (90)     $ (80)
   RMBS                             398     (10)      (277)       111
   CMBS                             192    (122)        (4)        66
   CDO/ABS                          691      --       (684)         7
                                 ------   -----    -------      -----
Total bonds available for sale    1,291    (132)    (1,055)       104
                                 ------   -----    -------      -----
Other bond securities:
   RMBS                              40      --        (10)        30
   CDO/ABS                          282      --        (52)       230
                                 ------   -----    -------      -----
Total other bond securities         322      --        (62)       260
                                 ------   -----    -------      -----
Other invested assets                62      --        (55)         7
                                 ------   -----    -------      -----
Total assets                     $1,675   $(132)   $(1,172)     $ 371
                                 ======   =====    =======      =====

*  There were no issuances in 2015 and 2014.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2015 and 2014 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $5 million of net losses related to assets transferred into Level 3 in 2015 and includes $9 million of net losses related to assets transferred out of Level 3 in 2015. The net realized and unrealized gains (losses) included and excluded in income (loss) or other comprehensive income
(loss) related to 2014 Level 3 transfers were not significant.

TRANSFERS OF LEVEL 3 ASSETS

During 2015 and 2014, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types. Certain investments in hedge funds were transferred into Level 3 due to these investments now being carried at fair value and no longer being accounted for using the equity method of

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

accounting due to a change in percentage ownership, or as a result of limited market activity due to fund-imposed redemption restrictions.

During 2015 and 2014, transfers out of Level 3 assets primarily included CMBS, CDO/ABS, RMBS, certain investments in municipal securities, private placement and other corporate debt, and investments in hedge funds. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The transfers of certain hedge fund investments out of Level 3 assets were primarily the result of easing of certain fund-imposed redemption restrictions.

TRANSFERS OF LEVEL 3 LIABILITIES

There were no significant transfers of derivative or other liabilities into or out of Level 3 during 2015 or 2014.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                          FAIR VALUE AT
                          DECEMBER 31,
(IN MILLIONS)                 2015      Valuation Technique   Unobservable Input/(b)/   Range (Weighted Average)
-------------             ------------- -------------------- -------------------------- -------------------------
ASSETS:
Obligations of states,
  municipalities and
  political subdivisions     $   48     Discounted cash flow                     Yield     4.20% - 4.84% (4.52%)
Corporate debt                   99     Discounted cash flow                     Yield   9.92% - 12.87% (11.40%)
RMBS/(a)/                     1,901     Discounted cash flow  Constant prepayment rate    0.82% - 10.97% (5.89%)
                                                                         Loss severity  46.31% - 77.35% (61.83%)
                                                                 Constant default rate     3.20% - 8.91% (6.05%)
                                                                                 Yield     3.02% - 6.86% (4.94%)
CMBS                            320     Discounted cash flow                     Yield    0.00% - 18.45% (8.93%)
CDO/ABS/(a)/                    738     Discounted cash flow                     Yield     3.36% - 4.91% (4.13%)
LIABILITIES:
Embedded derivatives
  within Policyholder
  contract deposits:
   GMWB and GMAB             $  131     Discounted cash flow         Equity volatility           15.00% - 50.00%
                                                                       Base lapse rate                     8.00%
                                                                    Dynamic lapse rate            1.60% - 12.00%
                                                             Mortality multiplier/(c)/                    80.00%
                                                                      Utilization rate            1.00% - 70.00%
                                                                Equity / interest-rate
                                                                      correlation/(d)/           20.00% - 40.00%
   Index annuities               66     Discounted cash flow                Lapse rate            0.75% - 66.00%
                                                             Mortality multiplier/(c)/                    80.00%

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                          FAIR VALUE AT
                          DECEMBER 31,
(IN MILLIONS)                 2014      Valuation Technique  Unobservable Input/(b)/   Range (Weighted Average)
-------------             ------------- -------------------- ------------------------- -------------------------
ASSETS:
Obligations of states,
  municipalities and
  political subdivisions     $   51     Discounted cash flow                    Yield     3.84% - 4.59% (4.21%)
Corporate debt                  207     Discounted cash flow                    Yield       0% - 16.24% (6.96%)
RMBS/(a)/                     1,760     Discounted cash flow Constant prepayment rate    0.86% - 12.67% (6.76%)
                                                                        Loss severity  45.40% - 77.62% (61.51%)
                                                                Constant default rate     2.98% - 9.72% (6.35%)
                                                                                Yield     1.70% - 8.57% (5.13%)
CMBS                            470     Discounted cash flow                    Yield       0% - 15.90% (7.54%)
CDO/ABS/(a)/                    844     Discounted cash flow                    Yield     1.58% - 4.25% (2.91%)
LIABILITIES:
Embedded derivatives
  within Policyholder
  contract deposits:
   GMWB and GMAB             $  218     Discounted cash flow        Equity volatility            6.00% - 39.00%
                                                                      Base lapse rate            1.00% - 40.00%
                                                                   Dynamic lapse rate            0.20% - 60.00%
                                                                       Mortality rate            0.50% - 40.00%
                                                                     Utilization rate            0.50% - 25.00%
   Index annuities               18     Discounted cash flow           Mortality rate            0.50% - 40.00%
                                                                           Lapse rate            1.00% - 40.00%

(a) Information received from third-party valuation service providers. The ranges of the unobservable inputs for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c) Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for GMWB and GMAB, and the 1975-1980 Modified Basic table for index annuities.
(d) An equity / interest rate correlation factor was added to the valuation model in 2015.

The ranges of reported inputs for Corporate debt, RMBS, CMBS and CDO/ABS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these investments.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

SENSITIVITY TO CHANGES IN UNOBSERVABLE INPUTS

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

OBLIGATIONS OF STATES, MUNICIPALITIES AND POLITICAL SUBDIVISIONS

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

CORPORATE DEBT

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS AND CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by independent third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates
(CDR), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

EMBEDDED DERIVATIVES WITHIN POLICYHOLDER CONTRACT DEPOSITS

Embedded derivatives reported within policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and certain enhancements to interest crediting rates based on market indices within index annuities. For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

.. Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may either decrease or increase, depending on the relative changes in projected rider fees and projected benefit payments. In 2015, the calculations used to measure equity volatilities for the GMWB were updated to provide greater emphasis on current expected market-based volatilities versus historical market volatilities. The implementation of this change reduced the fair value of the GMWB liability, net of related adjustments to DAC, by approximately $9 million at December 31, 2015, which was more than offset by the addition of an equity / interest rate correlation factor to the valuation model in 2015, as described below. Long-term equity volatility and equity / interest rate correlation are both key inputs in our economic scenario modeling used to value the embedded derivatives.

.. Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability. Prior to 2015, an assumption of zero correlation was used based on historical data that was mixed as to the direction of this correlation over a long period of time. In 2015, we added a positive correlation factor based on current market conditions and expected views of market participants. This change increased the GMWB fair value liability, net of related adjustments to DAC, by approximately $24 million at December 31, 2015, which was largely offset by an update to equity volatility assumptions, as described above.

.. Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts, but in certain scenarios, increases in assumed lapse rates may increase the fair value of the liability.

.. Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

.. Utilization rate assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization rate assumptions are based on company experience, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share as a practical expedient to measure fair value.

                                                                              DECEMBER 31, 2015           December 31, 2014
                                                                         --------------------------- ---------------------------
                                                                           Fair Value                  Fair Value
                                                                            Using Net                   Using Net
                                                                           Asset Value                 Asset Value
                                                                          Per Share (or   Unfunded    Per Share (or   Unfunded
(IN MILLIONS)                         Investment Category Includes       its equivalent) Commitments its equivalent) Commitments
-------------                     -------------------------------------- --------------- ----------- --------------- -----------
INVESTMENT CATEGORY
PRIVATE EQUITY FUNDS:
   Leveraged buyout               Debt and/or equity investments
                                  made as part of a transaction in
                                  which assets of mature companies
                                  are acquired from the current
                                  shareholders, typically with the use
                                  of financial leverage                      $  139          $34         $  212          $37
   Real Estate / Infrastructure   Investments in real estate properties
                                  and infrastructure positions,
                                  including power plants and other
                                  energy generating facilities                   18            4             24            5
   Venture capital                Early-stage, high-potential, growth
                                  companies expected to generate a
                                  return through an eventual
                                  realization event, such as an initial
                                  public offering or sale of the
                                  company                                         5           20              3           17
   Distressed                     Securities of companies that are in
                                  default, under bankruptcy protection,
                                  or troubled                                    15            3             31           10
   Other                          Includes multi-strategy, mezzanine,
                                  and other strategies                           18           10             20            9
                                                                             ------          ---         ------          ---
Total private equity funds                                                      195           71            290           78
                                                                             ------          ---         ------          ---
HEDGE FUNDS:
   Event-driven                   Securities of companies undergoing
                                  material structural changes,
                                  including mergers, acquisitions and
                                  other reorganizations                         246           --            244           --
   Long-short                     Securities that the manager believes
                                  are undervalued, with corresponding
                                  short positions to hedge market risk          444           --            403           --
   Distressed                     Securities of companies that are in
                                  default, under bankruptcy protection
                                  or troubled                                   148           --            163            3
   Emerging markets               Investments in the financial markets
                                  of developing countries                        58           --             58           --
                                                                             ------          ---         ------          ---
Total hedge funds                                                               896           --            868            3
                                                                             ------          ---         ------          ---
Total                                                                        $1,091          $71         $1,158          $81
                                                                             ======          ===         ======          ===

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above may be redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments are currently not redeemable, either in whole or in part, because such investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2016. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS INFORMATION REGARDING THE EXPECTED REMAINING LIVES OF OUR INVESTMENTS IN PRIVATE EQUITY FUNDS, ASSUMING AVERAGE ORIGINAL EXPECTED LIVES OF 10 YEARS FOR THE FUNDS, AND INFORMATION REGARDING REDEMPTIONS AND CONTRACTUAL RESTRICTIONS RELATED TO OUR HEDGE FUND INVESTMENTS:

DECEMBER 31,                                                                          2015
------------                                                                          ----
PERCENTAGE OF PRIVATE EQUITY FUND INVESTMENTS WITH REMAINING LIVES OF:
   Three years or less                                                                 92%
   Between four and six years                                                           5
   Between seven and 10 years                                                           3
                                                                                      ---
       Total                                                                          100%
                                                                                      ===
PERCENTAGE OF HEDGE FUND INVESTMENTS REDEEMABLE:
   Monthly                                                                             15%
   Quarterly                                                                           58
   Semi-annually                                                                       14
   Annually                                                                            13
                                                                                      ---
       Total                                                                          100%
                                                                                      ===
Percentage of hedge fund investments' fair value subject to contractual restrictions   54%
                                                                                      ===

FAIR VALUE OPTION

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates, net. Refer to Notes 9 and 18 for additional information on these VIEs.

THE FOLLOWING TABLE PRESENTS THE DIFFERENCE BETWEEN FAIR VALUES AND THE AGGREGATE CONTRACTUAL PRINCIPAL AMOUNTS OF NOTES PAYABLE FOR WHICH THE FAIR VALUE OPTION WAS ELECTED:

                                                DECEMBER 31, 2015                 December 31, 2014
                                        --------------------------------  --------------------------------
                                                   OUTSTANDING                       Outstanding
                                                    PRINCIPAL                         Principal
(IN MILLIONS)                           FAIR VALUE   AMOUNT    DIFFERENCE Fair Value   Amount    Difference
-------------                           ---------- ----------- ---------- ---------- ----------- ----------
LIABILITIES:
   Notes payable - to affiliates, net      $143       $365       $(222)      $149       $365       $(216)
                                           ====       ====       =====       ====       ====       =====

THE FOLLOWING TABLE PRESENTS THE GAINS OR LOSSES RECORDED RELATED TO THE ELIGIBLE INSTRUMENTS FOR WHICH WE ELECTED THE FAIR VALUE OPTION:

                                                          Gain (Loss)
YEARS ENDED DECEMBER 31,                               ----------------
(IN MILLIONS)                                          2015  2014  2013
-------------                                          ----  ----  ----
Assets:
   Other bond securities - certain hybrid securities   $ 33  $ 58  $ 40
   Other invested assets                                (29)   45    58
                                                       ----  ----  ----
Liabilities:
   Notes payable - to affiliates, net                     6   (24)  (10)
                                                       ----  ----  ----
Total gain                                             $ 10  $ 79  $ 88
                                                       ====  ====  ====

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other invested assets primarily relate to hedge funds and private equity funds that are held for sale.

THE FOLLOWING TABLE PRESENTS ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS AT THE TIME OF IMPAIRMENT AND THE RELATED IMPAIRMENT CHARGES RECORDED DURING THE PERIODS PRESENTED:

                               Assets at Fair Value      Impairment Charges
                           ----------------------------- ------------------
                                Non-Recurring Basis       December 31,
                           ----------------------------- ------------------
(IN MILLIONS)              Level 1 Level 2 Level 3 Total 2015   2014  2013
-------------              ------- ------- ------- ----- ----   ----  ----
DECEMBER 31, 2015
   Other invested assets     $--     $--     $98    $98   $9    $--   $--
                             ===     ===     ===    ===   ==    ===   ===

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

.. MORTGAGE AND OTHER LOANS RECEIVABLE: Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. The carrying amount of policy loans, which approximates fair value, is generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

.. OTHER INVESTED ASSETS that are not measured at fair value represent our investments in FHLB stock. These investments are carried at amortized cost, which approximates fair value.

.. CASH AND SHORT-TERM INVESTMENTS: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..  POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS:
   Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

.. NOTES PAYABLE: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS THE CARRYING VALUES AND ESTIMATED FAIR VALUES OF OUR FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE, AND INDICATES THE LEVEL IN THE FAIR VALUE HIERARCHY OF THE ESTIMATED FAIR VALUE MEASUREMENT BASED ON THE OBSERVABILITY OF THE INPUTS USED:

                                               Estimated Fair Value
                                          ------------------------------- Carrying
(IN MILLIONS)                             Level 1 Level 2 Level 3  Total   Value
-------------                             ------- ------- ------- ------- --------
DECEMBER 31, 2015
Assets:
   Mortgage and other loans receivable     $ --    $ 44   $ 5,861 $ 5,905 $ 5,718
   Other invested assets                     --       7        --       7       7
   Short-term investments                    --      43        --      43      43
   Cash                                      82      --        --      82      82
Liabilities:
   Policyholder contract deposits/*/         --      --    43,623  43,623  37,646
   Note payable - to third parties, net      --      25        25      50      50
December 31, 2014
Assets:
   Mortgage and other loans receivable     $ --    $ --   $ 5,675 $ 5,675 $ 5,326
   Other invested assets                     --       8        --       8       8
   Short-term investments                    --     227        --     227     227
   Cash                                     110      --        --     110     110
Liabilities:
   Policyholder contract deposits/*/         --      --    44,550  44,550  37,461
   Note payable - to third parties, net      --      --       118     118     118

* Excludes embedded policy derivatives which are carried at fair value on a recurring basis.

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2015 or 2014.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS, CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

OTHER BOND SECURITIES AND OTHER COMMON AND PREFERRED STOCK

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

SECURITIES AVAILABLE FOR SALE

THE FOLLOWING TABLE PRESENTS THE AMORTIZED COST OR COST AND FAIR VALUE OF OUR AVAILABLE FOR SALE SECURITIES:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(IN MILLIONS)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
DECEMBER 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities                   $   279    $   67     $  --     $   346      $ --
   Obligations of states, municipalities and political subdivisions        766        50        (4)        812        --
   Non-U.S. governments                                                    847        22       (49)        820        --
   Corporate debt                                                       19,465       873      (496)     19,842       (19)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              4,320       337       (43)      4,614       171
       CMBS                                                              3,854       176       (40)      3,990        70
       CDO/ABS                                                           2,681        54       (26)      2,709        10
                                                                       -------    ------     -----     -------      ----
   Total mortgage-backed, asset-backed and collateralized               10,855       567      (109)     11,313       251
                                                                       -------    ------     -----     -------      ----
TOTAL BONDS AVAILABLE FOR SALE/(b)/                                     32,212     1,579      (658)     33,133       232
                                                                       -------    ------     -----     -------      ----
Equity securities available for sale:
   Preferred stock                                                           4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
TOTAL EQUITY SECURITIES AVAILABLE FOR SALE                                   4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
TOTAL                                                                  $32,216    $1,579     $(658)    $33,137      $232
                                                                       =======    ======     =====     =======      ====
December 31, 2014
Bonds available for sale:
   U.S. government and government sponsored entities                   $   257    $   86     $  --     $   343      $ --
   Obligations of states, municipalities and political subdivisions        800        65        (2)        863        --
   Non-U.S. governments                                                    931        45       (20)        956        --
   Corporate debt                                                       20,518     1,464      (123)     21,859        11
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              4,533       405       (34)      4,904       196
       CMBS                                                              3,712       240       (19)      3,933        88
       CDO/ABS                                                           2,944        95       (14)      3,025        15
                                                                       -------    ------     -----     -------      ----
   Total mortgage-backed, asset-backed and collateralized               11,189       740       (67)     11,862       299
                                                                       -------    ------     -----     -------      ----
TOTAL BONDS AVAILABLE FOR SALE/(b)/                                     33,695     2,400      (212)     35,883       310
                                                                       -------    ------     -----     -------      ----
Equity securities available for sale:
   Preferred stock                                                           4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
TOTAL EQUITY SECURITIES AVAILABLE FOR SALE                                   4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
TOTAL                                                                  $33,699    $2,400     $(212)    $35,887      $310
                                                                       =======    ======     =====     =======      ====

(a) Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(b) At December 31, 2015 and 2014, bonds available for sale held by us that were below investment grade or not rated totaled $4.4 billion and $4.1 billion, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Securities Available for Sale in a Loss Position

THE FOLLOWING TABLE SUMMARIZES THE FAIR VALUE AND GROSS UNREALIZED LOSSES ON OUR AVAILABLE FOR SALE SECURITIES, AGGREGATED BY MAJOR INVESTMENT CATEGORY AND LENGTH OF TIME THAT INDIVIDUAL SECURITIES HAVE BEEN IN A CONTINUOUS UNREALIZED LOSS POSITION:

                                                Less than 12 Months    12 Months or More           Total
                                               --------------------- --------------------- ---------------------
                                                            Gross                 Gross                 Gross
                                                          Unrealized            Unrealized            Unrealized
(IN MILLIONS)                                  Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------                                  ---------- ---------- ---------- ---------- ---------- ----------
DECEMBER 31, 2015
Bonds available for sale:
   U.S. government and government
     sponsored entities                          $   16      $ --      $   --      $ --     $    16      $ --
   Obligations of states, municipalities and
     political subdivisions                         113         3          23         1         136         4
   Non-U.S. governments                             385        24          90        25         475        49
   Corporate debt                                 4,924       309         560       187       5,484       496
   RMBS                                             803        16         433        27       1,236        43
   CMBS                                           1,825        38          25         2       1,850        40
   CDO/ABS                                        1,107        17         310         9       1,417        26
                                                 ------      ----      ------      ----     -------      ----
TOTAL BONDS AVAILABLE FOR SALE                   $9,173      $407      $1,441      $251     $10,614      $658
                                                 ======      ====      ======      ====     =======      ====
December 31, 2014
Bonds available for sale:
   U.S. government and government
     sponsored entities                          $    6      $ --      $   15      $ --     $    21      $ --
   Obligations of states, municipalities
     and political subdivisions                      24        --         104         2         128         2
   Non-U.S. governments                             160         7         154        13         314        20
   Corporate debt                                 1,452        54       1,170        69       2,622       123
   RMBS                                             476        16         380        18         856        34
   CMBS                                             149         1       1,114        18       1,263        19
   CDO/ABS                                          853         8         238         6       1,091        14
                                                 ------      ----      ------      ----     -------      ----
TOTAL BONDS AVAILABLE FOR SALE                   $3,120      $ 86      $3,175      $126     $ 6,295      $212
                                                 ======      ====      ======      ====     =======      ====

At December 31, 2015, we held 2,000 individual fixed maturity securities that were in an unrealized loss position, of which 345 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2015 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

THE FOLLOWING TABLE PRESENTS THE AMORTIZED COST AND FAIR VALUE OF FIXED MATURITY SECURITIES AVAILABLE FOR SALE BY CONTRACTUAL MATURITY:

                                                    Total Fixed Maturity    Fixed Maturity Securities
                                                         Securities            in a Loss Position
                                                     Available for Sale        Available for Sale
                                                  ------------------------- -------------------------
(IN MILLIONS)                                     Amortized Cost Fair Value Amortized Cost Fair Value
-------------                                     -------------- ---------- -------------- ----------
DECEMBER 31, 2015
Due in one year or less                              $   789      $   800      $    32     $      32
Due after one year through five years                  6,641        7,034          843           792
Due after five years through ten years                 9,730        9,691        3,994         3,641
Due after ten years                                    4,197        4,295        1,791         1,646
Mortgage-backed, asset-backed and collateralized      10,855       11,313        4,612         4,503
                                                     -------      -------      -------     ---------
Total                                                $32,212      $33,133      $11,272     $  10,614
                                                     =======      =======      =======     =========

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS THE GROSS REALIZED GAINS AND GROSS REALIZED LOSSES FROM SALES OR MATURITIES OF OUR AVAILABLE FOR SALE SECURITIES:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2015              2014              2013
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(IN MILLIONS)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $53      $50      $114     $29      $420     $26
Equity securities              1       --        --      --         8      --
                             ---      ---      ----     ---      ----     ---
Total                        $54      $50      $114     $29      $428     $26
                             ===      ===      ====     ===      ====     ===

In 2015, 2014, and 2013, the aggregate fair value of available for sale securities sold was $6.8 billion, $2.0 billion and $6.9 billion, respectively.

OTHER SECURITIES MEASURED AT FAIR VALUE

THE FOLLOWING TABLE PRESENTS THE FAIR VALUE OF OTHER SECURITIES MEASURED AT FAIR VALUE AT OUR ELECTION OF THE FAIR VALUE OPTION:

                                                        December 31, 2015           December 31, 2014
                                                   --------------------------  --------------------------
(IN MILLIONS)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                 $    6           1%         $   --          --%
Corporate debt                                          217          18              --          --
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 163          13             136          12
   CMBS                                                 108           9             166          14
   CDO/ABS                                              720          59             856          74
                                                     ------         ---          ------         ---
Total other bond securities                          $1,214         100%         $1,158         100%
                                                     ======         ===          ======         ===

OTHER INVESTED ASSETS

THE FOLLOWING TABLE SUMMARIZES THE CARRYING VALUES OF OTHER INVESTED ASSETS:

                                            December 31,
                                            -------------
(IN MILLIONS)                                2015   2014
-------------                               ------ ------
Alternative investments/(a)/                $2,282 $2,391
Investment real estate/(b)/                     90     80
Federal Home Loan Bank (FHLB) common stock       7      8
                                            ------ ------
Total                                       $2,379 $2,479
                                            ====== ======

(a) Includes primarily hedge funds, private equity funds and other investment partnerships.
(b) Net of accumulated depreciation of $3 million and $1 million at December 31, 2015 and 2014, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $1 million and $7 million at December 31, 2015 and 2014, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Summarized Financial Information of Equity Method Investees

THE FOLLOWING IS THE AGGREGATED SUMMARIZED FINANCIAL INFORMATION OF OUR EQUITY METHOD INVESTEES, INCLUDING THOSE FOR WHICH THE FAIR VALUE OPTION HAS BEEN
ELECTED:

                    Years ended December 31,
                    ----------------------
(IN MILLIONS)        2015     2014    2013
-------------       ------   ------  ------
Operating results:
   Total revenues   $2,067   $5,484  $4,836
   Total expenses     (628)    (815)   (904)
                    ------   ------  ------
Net income          $1,439   $4,669  $3,932
                    ------   ------  ------


                           December 31,
                         ----------------
(IN MILLIONS)              2015     2014
-------------            -------  -------
Balance sheet:
   Total assets          $29,315  $32,406
   Total liabilities      (3,040)  (4,344)

THE FOLLOWING TABLE PRESENTS THE CARRYING AMOUNT AND OWNERSHIP PERCENTAGE OF EQUITY METHOD INVESTMENTS AT DECEMBER 31, 2015 AND 2014:

                                                   2015                      2014
                                         ------------------------- -------------------------
                                                        Ownership                 Ownership
(IN MILLIONS, EXCEPT PERCENTAGES)        Carrying Value Percentage Carrying Value Percentage
---------------------------------        -------------- ---------- -------------- ----------
Equity method investments                   $  1,694     Various      $  1,650     Various

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are members of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

.. Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

.. Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

.. Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..  Earnings from alternative investments.

..  Interest income on mortgage, policy and other loans.

THE FOLLOWING TABLE PRESENTS THE COMPONENTS OF NET INVESTMENT INCOME:

                                                             Years Ended December 31,
                                                             ------------------------
(IN MILLIONS)                                                 2015    2014     2013
-------------                                                ------  ------   ------
Fixed maturity securities, including short-term investments  $1,755  $1,875   $1,906
Equity securities                                                --      --        1
Interest on mortgage and other loans                            302     324      322
Investment real estate                                           12       4        6
Alternative investments/*/                                       76     224      353
Other investments                                                 2      (4)       9
                                                             ------  ------   ------
Total investment income                                       2,147   2,423    2,597
Investment expenses                                              70      67       69
                                                             ------  ------   ------
Net investment income                                        $2,077  $2,356   $2,528
                                                             ======  ======   ======

*  Includes hedge funds, private equity funds and other investment partnerships.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

.. Sales or full redemptions of available for sale fixed maturity and equity securities, real estate, alternative investments and other types of investments.

.. Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

.. Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..  Exchange gains and losses resulting from foreign currency transactions.

THE FOLLOWING TABLE PRESENTS THE COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES):

                                      Years Ended December 31,
                                    ----------------------------
(IN MILLIONS)                         2015      2014      2013
-------------                       --------  --------  --------
Sales of fixed maturity securities  $      3  $     85  $    394
Sales of equity securities                 1        --         8
Mortgage and other loans                 (22)        8         1
Investment real estate                    --        15        25
Alternative investments                    6         8        (1)
Derivatives                              192        48       (43)
Other                                    (44)       16        --
Other-than-temporary impairments         (62)      (46)      (15)
                                    --------  --------  --------
Net realized capital gains          $     74  $    134  $    369
                                    ========  ========  ========

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Evaluating Investments for Other-Than-Temporary Impairments

FIXED MATURITY SECURITIES

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..  Current delinquency rates;

..  Expected default rates and the timing of such defaults;

..  Loss severity and the timing of any recovery; and

..  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Credit Impairments

THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF THE CUMULATIVE CREDIT LOSSES IN OTHER-THAN-TEMPORARY IMPAIRMENTS RECOGNIZED IN EARNINGS FOR AVAILABLE FOR SALE FIXED MATURITY SECURITIES:

                                                                               Years Ended December 31,
                                                                               ------------------------
(IN MILLIONS)                                                                   2015    2014     2013
-------------                                                                  ------  ------  --------
Balance, beginning of year                                                     $  716  $  907  $  1,213
   Increases due to:
       Credit impairments on new securities subject to impairment losses           18       4        11
       Additional credit impairments on previously impaired securities             14      10         2
   Reductions due to:
       Credit impaired securities fully disposed for which there was no
         prior intent or requirement to sell                                     (106)   (100)     (182)
       Credit impaired securities for which there is a current intent or
         anticipated requirement to sell                                            1      --        --
       Accretion on securities previously impaired due to credit/*/              (111)   (105)     (137)
                                                                               ------  ------  --------
Balance, end of year                                                           $  532  $  716  $    907
                                                                               ======  ======  ========

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

EQUITY SECURITIES

We evaluate our available for sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

.. The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

.. A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

.. We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over 12 months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which we could not reasonably assert that the impairment period would be temporary (severity losses).

OTHER INVESTED ASSETS

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine, based on our expectations as to the timing and amount of cash flows expected to be received, whether it is

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

THE FOLLOWING TABLE PRESENTS INFORMATION ON OUR PCI SECURITIES, WHICH ARE INCLUDED IN BONDS AVAILABLE FOR SALE:

(IN MILLIONS)                                             At Date of Acquisition
-------------                                             ----------------------
Contractually required payments (principal and interest)          $3,413
Cash flows expected to be collected/*/                             2,862
Recorded investment in acquired securities                         1,958

* Represents undiscounted expected cash flows, including both principal and interest

                                 December 31,
                               -----------------
(IN MILLIONS)                    2015     2014
-------------                  -------- --------
Outstanding principal balance  $  1,733 $  1,592
Amortized cost                    1,358    1,227
Fair value                        1,388    1,287

THE FOLLOWING TABLE PRESENTS ACTIVITY FOR THE ACCRETABLE YIELD ON PCI
SECURITIES:

                                                    Years Ended December 31,
                                                    ----------------------
(IN MILLIONS)                                          2015         2014
-------------                                       ----------   ----------
Balance, beginning of year                          $      633   $      629
   Newly purchased PCI securities                          132          137
   Disposals                                               (11)          --
   Accretion                                               (80)         (78)
   Effect of changes in interest rate indices              (24)         (50)
   Net reclassification from (to) non-accretable
     difference, including effects of prepayments           39           (5)
                                                    ----------   ----------
Balance, end of year                                $      689   $      633
                                                    ==========   ==========

PLEDGED INVESTMENTS

Secured Financing

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. At December 31, 2015, our secured financing transactions also include those that involve transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledge collateral) may be sold or repledged by the counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Pledge collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

THE FOLLOWING TABLE PRESENTS THE FAIR VALUE OF SECURITIES PLEDGED TO COUNTERPARTIES UNDER SECURED FINANCING TRANSACTIONS:

                               December 31,
                               ------------
(IN MILLIONS)                  2015   2014
-------------                  ----   ----
Securities available for sale  $163   $--
Other securities                223    --

At December 31, 2015, amounts borrowed under repurchase and securities lending agreements totaled $388 million.

THE FOLLOWING TABLE PRESENTS INFORMATION ABOUT THE COLLATERAL PLEDGED AND THE REMAINING CONTRACTUAL MATURITY OF THE SECURED FINANCING TRANSACTIONS:

                                      Remaining Contractual Maturity of the Agreements
                                      ------------------------------------------------
                                      Overnight                      Greater
December 31, 2015                        and     Up to 30            Than 90
(IN MILLIONS)                         Continuous   days   31-90 days  days     Total
-----------------                     ---------- -------- ---------- -------- --------
   Other bond securities:
       Non U.S. government              $  --     $  --     $   --   $      6 $      6
       Corporate debt                      --        --          4        213      217
                                        -----     -----     ------   -------- --------
Total repurchase agreements                --        --          4        219      223
                                        -----     -----     ------   -------- --------
Securities lending agreements:
   Bonds available for sale:
       Non U.S. government                 --        --         14         --       14
       Corporate debt                      --        --        149         --      149
                                        -----     -----     ------   -------- --------
Total securities lending agreements        --        --        163         --      163
                                        -----     -----     ------   -------- --------
Total secured financing transactions    $  --     $  --     $  167   $    219 $    386
                                        =====     =====     ======   ======== ========

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $3 million and $4 million at December 31, 2015 and 2014, respectively.

Other Pledges

We are members of the FHLB of Dallas and such membership requires the members to own stock in the FHLB. We owned $7 million and $8 million of stock in the FHLB at December 31, 2015 and 2014, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we had pledged securities with a fair value of $279 million and $121 million at December 31, 2015 and 2014, respectively, to provide adequate collateral for potential advances from the FHLB.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

THE FOLLOWING TABLE PRESENTS THE COMPOSITION OF MORTGAGES AND OTHER LOANS
RECEIVABLE:

                                                     December 31,
                                                    --------------
(IN MILLIONS)                                        2015    2014
-------------                                       ------  ------
Commercial mortgages/*/                             $4,544  $4,303
Residential mortgages                                  242      45
Life insurance policy loans                            723     775
Commercial loans, other loans and notes receivable     261     239
                                                    ------  ------
Total mortgage and other loans receivable            5,770   5,362
Allowance for losses                                   (52)    (36)
                                                    ------  ------
Mortgage and other loans receivable, net            $5,718  $5,326
                                                    ======  ======

* Commercial mortgages primarily represent loans for office, retail, apartments and industrial properties, with exposures in New York and California representing the largest geographic concentrations (23 percent and 14 percent, respectively, at December 31, 2015 and 16 percent and 21 percent, respectively, at December 31, 2014).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

THE FOLLOWING TABLE PRESENTS THE CREDIT QUALITY INDICATORS FOR COMMERCIAL MORTGAGE LOANS:



                                          Number                       Class                                  Percent
                                            of   -------------------------------------------------              of
(DOLLARS IN MILLIONS)                     Loans  Apartments Offices Retail Industrial Hotel Others Total/(c)/ Total $
---------------------                     ------ ---------- ------- ------ ---------- ----- ------ ---------  -------
DECEMBER 31, 2015
CREDIT QUALITY INDICATOR:
   In good standing                        291      $808    $1,415  $1,105    $381    $454   $222   $4,385       96%
   Restructured/(a)/                         4        --        67       7      --      --     --       74        2
   90 days or less delinquent                2        --        26       4      --      --     --       30        1
   >90 days delinquent or in process of
     foreclosure                             4         3        52      --      --      --     --       55        1
                                           ---      ----    ------  ------    ----    ----   ----   ------      ---
Total/(b)/                                 301      $811    $1,560  $1,116    $381    $454   $222   $4,544      100%
                                           ===      ====    ======  ======    ====    ====   ====   ======      ===
Allowance for losses                                $  6    $   24  $    9    $  7    $  3   $  1   $   50        1%
                                                    ====    ======  ======    ====    ====   ====   ======      ===
December 31, 2014
CREDIT QUALITY INDICATOR:
   In good standing                        254      $739    $1,297  $1,068    $311    $366   $391   $4,172       97%
   Restructured/(a)/                         6        --       123       7      --      --     --      130        3
   >90 days delinquent or in process of
     foreclosure                             1        --         1      --      --      --     --        1       --
                                           ---      ----    ------  ------    ----    ----   ----   ------      ---
Total/(b)/                                 261      $739    $1,421  $1,075    $311    $366   $391   $4,303      100%
                                           ===      ====    ======  ======    ====    ====   ====   ======      ===
Allowance for losses                                $ --    $   17  $   11    $  7    $ --   $  1   $   36        1%
                                                    ====    ======  ======    ====    ====   ====   ======      ===

(a) Includes loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b) Does not reflect valuation allowances.
(c) Approximately 98 percent of the commercial mortgages held at such respective dates were current as to payments of principal and interest.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

METHODOLOGY USED TO ESTIMATE THE ALLOWANCE FOR LOSSES

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property-type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF THE CHANGES IN THE ALLOWANCE FOR LOSSES ON MORTGAGE AND OTHER LOANS RECEIVABLE:

                                                  2015                   2014                   2013
                                         ---------------------  ---------------------  ----------------------
YEARS ENDED DECEMBER 31,                 Commercial Other       Commercial Other       Commercial Other
(IN MILLIONS)                            Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
-------------                            ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year                $36      $--   $36     $ 47     $--  $ 47     $46      $--   $46
   Additions (reductions) to allowance       19        2    21      (15)     --   (15)      1       --     1
   Charge-offs, net of recoveries            (5)      --    (5)       4      --     4      --       --    --
                                            ---      ---   ---     ----     ---  ----     ---      ---   ---
Allowance, end of year                      $50      $ 2   $52     $ 36     $--  $ 36     $47      $--   $47
                                            ===      ===   ===     ====     ===  ====     ===      ===   ===

THE FOLLOWING TABLE PRESENTS INFORMATION ON MORTGAGE LOANS INDIVIDUALLY ASSESSED FOR CREDIT LOSSES:

                                               Years Ended December 31,
                                             ---------------------------
(IN MILLIONS)                                  2015      2014      2013
-------------                                --------  --------  -------
Impaired loans with valuation allowances     $    125  $     21  $    46
Impaired loans without valuation allowances        83         7       21
                                             --------  --------  -------
   Total impaired loans                           208        28       67
Valuation allowances on impaired loans            (20)       (6)     (20)
                                             --------  --------  -------
   Impaired loans, net                       $    188  $     22  $    47
                                             ========  ========  =======
Interest income on impaired loans            $      8  $      2  $     5
                                             ========  ========  =======

TROUBLED DEBT RESTRUCTURINGS

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

At December 31, 2014, we held $48 million of commercial mortgage loans that had been modified in a TDR. We have no other loans that had been modified in a TDR. These commercial mortgage loans had no recorded allowances for

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

credit losses at December 31, 2014. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms. There were no commercial mortgage loans that had been modified in a TDR at December 31, 2015.

6. REINSURANCE

We assume reinsurance from other insurance companies. We are also a reinsurer for the guaranteed minimum income benefit (GMIB), guaranteed minimum withdrawal benefit (GMWB) and guaranteed minimum death benefit (GMDB) on certain variable annuities issued in Japan by MetLife Insurance K.K. (formerly American Life Insurance Company, a former subsidiary of AIG Parent). New business under this reinsurance arrangement was no longer accepted after March 31, 2009. We recorded liabilities for the amount of reserves calculated for the GMIB, GMWB and GMDB provisions of this reinsurance arrangement, which totaled $39 million and $38 million at December 31, 2015 and 2014, respectively.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange swaps and forwards) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments as a part of our investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable ISDA Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Derivatives, excluding bifurcated embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with available for sale investments have been designated as fair value hedges. Changes in fair value hedges available for sale securities are reported in net realized capital gains (losses) along with changes in the hedged item.

THE FOLLOWING TABLE PRESENTS THE NOTIONAL AMOUNTS AND THE FAIR VALUE OF DERIVATIVE ASSETS AND LIABILITIES, EXCLUDING EMBEDDED DERIVATIVES:

                                                DECEMBER 31, 2015                    December 31, 2014
                                       -----------------------------------  -----------------------------------
                                       Gross Derivative  Gross Derivative   Gross Derivative  Gross Derivative
                                            Assets          Liabilities          Assets          Liabilities
                                       ---------------  ------------------  ---------------  ------------------
                                       Notional  Fair   Notional            Notional  Fair   Notional
(IN MILLIONS)                           Amount   Value   Amount  Fair Value  Amount   Value   Amount  Fair Value
-------------                          -------- ------  -------- ---------- -------- ------  -------- ----------
DERIVATIVES DESIGNATED AS HEDGING
  INSTRUMENTS:/(a)/
   Interest rate contracts             $     18 $   --   $   60  $      --   $   --  $   --    $ --   $      --
   Foreign exchange contracts               384     42       --         --       70       3      19          --
DERIVATIVES NOT DESIGNATED AS HEDGING
  INSTRUMENTS:/(a)/
   Interest rate contracts                3,428     84    1,768         23    5,601      62     118          --
   Foreign exchange contracts               570     19      131          2      581      20      37           3
   Equity contracts                       1,527     43      225         --    1,499      41      86          --
                                       -------- ------   ------  ---------   ------  ------    ----   ---------
TOTAL DERIVATIVES, GROSS               $  5,927    188   $2,184         25   $7,751     126    $260           3
                                       -------- ------   ------  ---------   ------  ------    ----   ---------
Counterparty netting/(b)/                          (25)                (25)              (3)                 (3)
Cash collateral/(c)/                               (86)                 --               (4)                 --
                                                ======           =========           ======           =========
TOTAL DERIVATIVES INCLUDED IN OTHER
  ASSETS AND OTHER LIABILITIES,
  RESPECTIVELY/(d)/                             $   77           $      --           $  119           $      --
                                                ======           =========           ======           =========

(a) Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(c) Represents cash collateral posted and received that is eligible for netting.
(d) Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2015 and December 31, 2014. Fair value of liabilities related to bifurcated embedded derivatives was $197 million and $236 million, respectively, at December 31, 2015 and December 31, 2014.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS THE CHANGES IN THE FAIR VALUE OF DERIVATIVE INSTRUMENTS AND THE CLASSIFICATION OF THESE CHANGES IN THE CONSOLIDATED STATEMENTS OF INCOME:

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
(IN MILLIONS)                                                    2015    2014     2013
-------------                                                   ------  ------  --------
Derivative instruments in fair value hedging relationships:/*/
   Foreign exchange contracts                                   $    4  $   (1) $     --
                                                                ------  ------  --------
Total                                                           $    4  $   (1) $     --
                                                                ------  ------  --------
Derivatives not designated as hedging instruments
  by derivative type:
   Interest rate contracts                                      $   66  $  198  $   (117)
   Foreign exchange contracts                                       48      37       (19)
   Equity contracts                                                (28)    (32)      (56)
   Embedded derivatives                                            102    (154)      149
                                                                ------  ------  --------
Total                                                           $  188  $   49  $    (43)
                                                                ------  ------  --------
By classification:
   Net realized capital gains (losses)                          $  192  $   48  $    (43)
                                                                ------  ------  --------
Total                                                           $  192  $   48  $    (43)
                                                                ======  ======  ========

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

LONG-DURATION INSURANCE CONTRACTS: Policy acquisition costs for life-contingent products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

INVESTMENT-ORIENTED CONTRACTS: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

gross profits include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

SHADOW DAC AND SHADOW LOSS RECOGNITION: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

INTERNAL REPLACEMENTS OF LONG-DURATION AND INVESTMENT-ORIENTED PRODUCTS: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF DAC:

                                                                             Years Ended December 31,
                                                                             ------------------------
(IN MILLIONS)                                                                 2015    2014     2013
-------------                                                                ------  ------  --------
Balance, beginning of year                                                   $  800  $  901  $    769
   Acquisition costs deferred                                                    78      66        71
   Accretion of interest/amortization                                           (91)    (93)      (66)
   Effect of unlocking assumptions used in estimating future gross profits       41      47       (28)
   Effect of realized gains/loss on securities                                   30     (25)      (37)
   Effect of unrealized gains/loss on securities                                106     (94)      196
   Decrease due to foreign exchange                                              --      (2)       (4)
                                                                             ------  ------  --------
Balance, end of year                                                         $  964  $  800  $    901
                                                                             ======  ======  ========

DEFERRED SALES INDUCEMENTS

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF DEFERRED SALES INDUCEMENTS:

                                                                             Years Ended December 31,
                                                                             ------------------------
(IN MILLIONS)                                                                 2015    2014     2013
-------------                                                                ------  ------  --------
Balance, beginning of year                                                   $  162  $  177  $    159
   Acquisition costs deferred                                                    14      17        20
   Accretion of interest/amortization                                           (17)    (21)      (20)
   Effect of unlocking assumptions used in estimating future gross profits        8      14       (18)
   Effect of realized gains/loss on securities                                    6      (5)       (7)
   Effect of unrealized gains/loss on securities                                 22     (20)       43
                                                                             ------  ------  --------
Balance, end of year                                                         $  195  $  162  $    177
                                                                             ======  ======  ========

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

THE FOLLOWING TABLE PRESENTS THE TOTAL ASSETS AND TOTAL LIABILITIES ASSOCIATED WITH OUR VARIABLE INTERESTS IN CONSOLIDATED VIES, AS CLASSIFIED IN THE CONSOLIDATED BALANCE SHEETS:

                                               REAL
                                            ESTATE AND
                                            INVESTMENT   SECURITIZATION
(IN MILLIONS)                              ENTITIES/(c)/    VEHICLES    TOTAL
-------------                              ------------  -------------- ------
DECEMBER 31, 2015
Assets:
   Bonds available for sale                    $--           $3,342     $3,342
   Other bond securities                        --              358        358
   Mortgage and other loans receivable          --              288        288
   Other invested assets                        18               --         18
   Other/(a)/                                   13              315        328
                                               ---           ------     ------
Total assets/(b)/                              $31           $4,303     $4,334
                                               ===           ======     ======
Liabilities:
   Notes payable - to affiliates, net          $--           $  143     $  143
   Notes payable - to third parties, net        --               50         50
   Other/(c)/                                   --                4          4
                                               ---           ------     ------
Total liabilities                              $--           $  197     $  197
                                               ===           ======     ======
December 31, 2014
Assets:
   Bonds available for sale                    $--           $3,806     $3,806
   Mortgage and other loans receivable          --              433        433
   Other invested assets                        20               --         20
   Other/(a)/                                    9              255        264
                                               ---           ------     ------
Total assets/(b)/                              $29           $4,494     $4,523
                                               ===           ======     ======
Liabilities:
   Notes payable - to affiliates, net          $--           $  149     $  149
   Notes payable - to third parties, net        --              111        111
                                               ---           ------     ------
Total liabilities                              $--           $  260     $  260
                                               ===           ======     ======

(a) Comprised primarily of short-term investments and other assets at both December 31, 2015 and 2014.
(b) The assets of each VIE can be used only to settle specific obligations of that VIE.
(c) Off-balance sheet exposure, which primarily consisted of commitments to real estate and investment entities, was $10 million at both December 31, 2015 and 2014.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances, we have provided guarantee to the VIE's interest holders.

THE FOLLOWING TABLE PRESENTS TOTAL ASSETS OF UNCONSOLIDATED VIES IN WHICH WE HOLD A VARIABLE INTEREST, AS WELL AS OUR MAXIMUM EXPOSURE TO LOSS ASSOCIATED WITH THESE VIES:

                                                     Maximum Exposure to Loss
                                                   ----------------------------
                                         Total VIE On-Balance Off-Balance
(IN MILLIONS)                             Assets    Sheet/*/     Sheet    Total
-------------                            --------- ---------- ----------- -----
DECEMBER 31, 2015
   Real estate and investment entities    $4,737      $473        $51     $524
   Securitization vehicles                 1,453       349         --      349
                                          ------      ----        ---     ----
Total                                     $6,190      $822        $51     $873
                                          ======      ====        ===     ====
December 31, 2014
   Real estate and investment entities    $2,960      $348        $55     $403
   Securitization vehicles                 1,353       371         --      371
                                          ------      ----        ---     ----
Total                                     $4,313      $719        $55     $774
                                          ======      ====        ===     ====

* At December 31, 2015 and 2014, $473 million and $348 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets and $349 million and $371 million, respectively, were recorded as bonds available for sale.

REAL ESTATE AND INVESTMENT ENTITIES

We participate as a passive investor in the equity issued primarily by third party-managed hedge and private equity funds, and certain real estate entities managed by AIG Asset Management (US), LLC (AIG Investments), an affiliate that are VIEs. We are typically not involved in the design or establishment of these VIEs, nor do we actively participate in the management of the VIEs.

SECURITIZATION VEHICLES

We created certain VIEs that hold investments, primarily in investment-grade debt securities and loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities and those beneficial interests issued to third-parties are reported as notes payable to third parties, net.

Ambrose

During 2012, 2013 and 2014, we entered into securitization transactions that involved the transfer of portfolios of high grade corporate securities and structured securities acquired from AIG Parent, to newly formed special purpose entities (collectively referred to as the Ambrose entities), which are VIEs. For those Ambrose entities in which we own the majority of the beneficial interests issued by the Ambrose entities and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs, we consolidate those Ambrose entities. See Note 18 for additional information on these securitization transactions.

Selkirk

During 2013 and 2014, we entered into securitization transactions in which portfolios of our commercial mortgage loans were transferred to special purpose entities, with us retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, we received beneficial interests in certain special purpose entities and cash

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

proceeds from the securitized notes issued to third party investors by other special purpose entities. We determined that we control or we are the primary beneficiary of certain special purpose entities in the securitization structures, and therefore we consolidate these entities, including those that are VIEs.

RMBS, CMBS, OTHER ABS AND CDOS

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

FUTURE POLICY BENEFITS

Future policy benefits primarily include reserves for life-contingent annuity payout contracts and are based on estimates of cost of future policy benefits. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 1.0 percent to 4.5 percent at December 31, 2015, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for fixed annuities, fixed options within variable annuities and annuities without life contingencies, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value and
(b) annuities issued in a structured settlement arrangement with no life contingency. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

11. VARIABLE ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity contract that qualifies for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Our living benefits include guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, because the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features, and as a result, the net amount at risk for each feature is not additive to that of other features.

In addition, we record liabilities for assumed reinsurance of certain GMDB and GMWB features in variable annuity contracts issued by another insurer, under coinsurance and modified coinsurance agreements. Amounts related to guaranteed benefits shown below exclude such assumed reinsurance. See Note 6 for additional information on assumed reinsurance.

ACCOUNT BALANCES OF VARIABLE ANNUITY CONTRACTS WITH GUARANTEES WERE INVESTED IN SEPARATE ACCOUNT INVESTMENT OPTIONS AS FOLLOWS:

                     December 31,
                    ---------------
(IN MILLIONS)        2015    2014
-------------       ------- -------
Equity funds        $23,643 $25,432
Bond funds            3,008   2,991
Balanced funds        4,191   4,266
Money market funds      491     491
                    ------- -------
Total               $31,333 $33,180
                    ======= =======

GMDB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMDB is our most widely offered benefit.

The liabilities for GMDB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS THE DETAILS CONCERNING OUR GMDB EXPOSURES, EXCLUDING ASSUMED REINSURANCE:

                                                  December 31,
                                          ----------------------------
                                               2015           2014
                                          -------------- --------------
                                           Net Deposits   Net Deposits
                                          Plus a Minimum Plus a Minimum
(DOLLARS IN MILLIONS)                         Return         Return
---------------------                     -------------- --------------
Account value                                $55,539        $57,386
Net amount at risk                               585            691
Average attained age of contract holders          61             60
Range of guaranteed minimum return rates      0% - 3%        0% - 3%

THE FOLLOWING TABLE PRESENTS A ROLLFORWARD OF THE GMDB LIABILITIES RELATED TO VARIABLE ANNUITY CONTRACTS:

                            Years Ended December 31,
                            -----------------------
(IN MILLIONS)               2015     2014    2013
-------------               ----     ----    ----
Balance, beginning of year  $17      $ 1       5
   Reserve increase           2       19      (1)
   Benefits paid             (2)      (3)     (3)
                            ---      ---     ---
Balance, end of year        $17      $17       1
                            ===      ===     ===

Assumptions used to determine the GMDB liability include interest rates, which vary by year of issuance and products; mortality rates, which are based upon actual experience modified to allow for variations in policy form; lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB AND GMAB

Guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB and guaranteed minimum accumulated benefits (GMAB) as well as index annuities, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits and, to a lesser extent, GMAB benefits, which are not currently offered. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living. With a GMAB benefit, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract, provided the contract holder persists until the maturity date.

The fair value of these embedded policy derivatives was a net liability of $131 million and $218 million at December 31, 2015 and 2014, respectively. We had account values subject to GMWB and GMAB that totaled $3.6 billion and $4.0 billion at December 31, 2015 and 2014, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAB represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. In aggregate, the net amount at risk related to the GMWB and GMAB guarantees was $89 million and $130 million at December 31, 2015 and 2014, respectively. We use derivative

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB and GMAB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, when applicable, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

THE FOLLOWING TABLE LISTS OUR TOTAL DEBT OUTSTANDING. THE INTEREST RATES PRESENTED IN THE FOLLOWING TABLE ARE THE RANGE OF CONTRACTUAL RATES IN EFFECT AT DECEMBER 31, 2015, INCLUDING FIXED AND VARIABLE-RATES:

                                                                                 BALANCE AT DECEMBER 31,
                                                           Range of     Maturity -----------------------
(IN MILLIONS)                                          Interest Rate(s) Date(s)     2015        2014
-------------                                          ---------------- -------- ----------  ----------
Notes payable - to affiliates, net:
   Notes payable of consolidated VIEs, at fair value     10.60%-12.44%    2060   $      143  $      149
                                                                                 ----------  ----------
Total notes payable - to affiliates, net                                                143         149
                                                                                 ----------  ----------
Notes payable - to third parties, net:
   Notes payable of consolidated VIEs                      3.16%-3.36%    2060           50         111
   FHLB borrowings                                                                       --           7
                                                                                 ----------  ----------
Total notes payable - to third parties, net                                              50         118
                                                                                 ----------  ----------
Total notes payable                                                              $      193  $      267
                                                                                 ==========  ==========

THE FOLLOWING TABLE PRESENTS MATURITIES OF LONG-TERM DEBT, INCLUDING FAIR VALUE ADJUSTMENTS, WHEN APPLICABLE:

                                                                         Year Ending
DECEMBER 31, 2015                                            -----------------------------------
(IN MILLIONS)                                          Total 2016 2017 2018 2019 2020 Thereafter
-------------                                          ----- ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates, net:
   Notes payable of consolidated VIEs, at fair value   $143  $--  $--  $--  $--  $--     $143
                                                       ----  ---  ---  ---  ---  ---     ----
Total notes payable - to affiliates, net                143   --   --   --   --   --      143
                                                       ----  ---  ---  ---  ---  ---     ----
Notes payable - to third parties, net:
   Notes payable of consolidated VIEs                    50   --   --   --   --   --       50
                                                       ----  ---  ---  ---  ---  ---     ----
Total notes payable - to third parties, net              50   --   --   --   --   --       50
                                                       ----  ---  ---  ---  ---  ---     ----
Total notes payable                                    $193  $--  $--  $--  $--  $--     $193
                                                       ====  ===  ===  ===  ===  ===     ====

FHLB BORROWINGS

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. In 2015, we expanded the capacity of the FHLB Advance Facility operational plan. The purpose of this plan is to more effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we increased the amount of securities pledged to the FHLBs. The fair value of all collateral pledged to secure advances from the FHLBs included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

INTERCOMPANY LOAN FACILITY

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2015, we had no outstanding balance under this facility.

13. COMMITMENTS AND CONTINGENCIES

COMMITMENTS

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

THE FOLLOWING TABLE PRESENTS THE FUTURE MINIMUM LEASE PAYMENTS UNDER OPERATING LEASES AT DECEMBER 31, 2015:

(IN THOUSANDS)
--------------
2016                        $3,092
2017                         2,113
2018                         1,171
2019                           952
2020                           899
Remaining years after 2020     810
                            ------
Total                       $9,037
                            ======

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $248 million at December 31, 2015.

Mortgage Loan Commitments

We have $252 million and $69 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2015.

CONTINGENCIES

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

We are currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the WV Boards). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in our favor, and remanded the matter to the Business Court for further proceedings.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $5 million and $4 million at December 31, 2015 and 2014, respectively.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

14. EQUITY

ACCUMULATED OTHER COMPREHENSIVE INCOME

THE FOLLOWING TABLE PRESENTS THE COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE
INCOME:

                                                                                      December 31,
                                                                                     -------------
(IN MILLIONS)                                                                         2015   2014
-------------                                                                        -----  ------
Unrealized appreciation of fixed maturity and equity securities, available for sale  $ 921  $2,188
Net unrealized gains on other invested assets                                          256     301
Adjustments to DAC and deferred sales inducements                                     (106)   (234)
Shadow loss recognition                                                                 --     (84)
Foreign currency translation adjustments                                                (8)     (6)
Deferred income tax                                                                   (155)   (405)
                                                                                     -----  ------
Accumulated other comprehensive income                                               $ 908  $1,760
                                                                                     =====  ======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS THE OTHER COMPREHENSIVE INCOME (LOSS) RECLASSIFICATION ADJUSTMENTS:

                                            Unrealized
                                          Depreciation of
                                          Fixed Maturity
                                          Investments on
                                           Which Other-
                                               Than-
                                             Temporary      Unrealized   Adjustments
                                              Credit       Appreciation  to DAC and  Unrealized    Foreign
                                            Impairments   (Depreciation)  Deferred    Insurance   Currency
                                               were        of All Other     Sales       Loss     Translation
(IN MILLIONS)                               Recognized     Investments   Inducements Recognition Adjustments  Total
-------------                             --------------- -------------- ----------- ----------- ----------- -------
Year ended December 31, 2013
Unrealized change arising during period        $ 83          $(1,776)       $ 283       $  --        $(1)    $(1,411)
Less: Reclassification
  adjustments included in net income            108              294           44        (187)        --         259
                                               ----          -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before income
  tax expense (benefit)                         (25)          (2,070)         239         187         (1)     (1,670)
Less: Income tax expense (benefit)               (9)            (733)          84          65         (1)       (594)
                                               ----          -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of income
  tax expense (benefit)                        $(16)         $(1,337)       $ 155       $ 122        $--     $(1,076)
                                               ====          =======        =====       =====        ===     =======
Year ended December 31, 2014
Unrealized change arising during period        $ 31          $   908        $ (84)      $ (77)       $(4)    $   774
Less: Reclassification adjustments
  included in net income                         65               21           30          --         --         116
                                               ----          -------        -----       -----        ---     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)           (34)             887         (114)        (77)        (4)        658
Less: Income tax expense (benefit)              (13)              33          (31)        (28)        (2)        (41)
                                               ----          -------        -----       -----        ---     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)          $(21)         $   854        $ (83)      $ (49)       $(2)    $   699
                                               ====          =======        =====       =====        ===     =======
YEAR ENDED DECEMBER 31, 2015
Unrealized change arising during period        $(12)         $(1,214)       $ 164       $  84        $(2)    $  (980)
Less: Reclassification adjustments
  included in net income                         65               21           36          --         --         122
                                               ----          -------        -----       -----        ---     -------
Total other comprehensive income (loss),
  before income tax expense (benefit)           (77)          (1,235)         128          84         (2)     (1,102)
Less: Income tax expense (benefit)              (28)            (297)          46          30         (1)       (250)
                                               ----          -------        -----       -----        ---     -------
Total other comprehensive income (loss),
  net of income tax expense (benefit)          $(49)         $  (938)       $  82       $  54        $(1)    $  (852)
                                               ====          =======        =====       =====        ===     =======

THE FOLLOWING TABLE PRESENTS THE EFFECT OF THE RECLASSIFICATION OF SIGNIFICANT ITEMS OUT OF ACCUMULATED OTHER COMPREHENSIVE INCOME ON THE RESPECTIVE LINE ITEMS IN THE CONSOLIDATED STATEMENTS OF INCOME:

                                                  Amount Reclassified from
                                                    Accumulated Other
                                                   Comprehensive Income
                                                  ---------------------
                                                       December 31,
                                                  ---------------------         Affected Line Item in the
(IN MILLIONS)                                       2015      2014   2013         Statements of Income
-------------                                     --------   ------ -----  ------------------------------------
Unrealized appreciation of fixed maturity
  investments on which other-than-temporary
  credit impairments were recognized              $     65   $   65   108  Net realized capital gains (losses)
Unrealized appreciation of all other investments        21       21   294  Net realized capital gains (losses)
Adjustments to DAC and deferred sales                                      Amortization of deferred policy
  inducements                                           36       30    44  acquisition costs
Shadow loss recognition                                 --       --  (187) Policyholder benefits
                                                  --------   ------ -----
   Total reclassifications for the period         $    122   $  116   259
                                                  ========   ====== =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

THE FOLLOWING TABLE PRESENTS OUR STATUTORY NET INCOME AND CAPITAL AND SURPLUS:

(IN MILLIONS)                                              2015   2014   2013
-------------                                             ------ ------ ------
YEARS ENDED DECEMBER 31,
Statutory net income                                      $  757 $1,025 $1,271
AT DECEMBER 31,
Statutory capital and surplus                              2,723  3,618
Aggregate minimum required statutory capital and surplus     733    719

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2015 and 2014, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

DIVIDEND RESTRICTIONS

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a twelve-month period, measured retrospectively from the date of payment, which can be paid over a rolling twelve-month period to shareholders of Texas domiciled insurance companies without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the statutory surplus as regards to policyholders at the preceding December 31; or
(2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2016 without prior approval of the TDI is $22 million. Dividend payments in excess of positive retained earnings in 2014 and 2015 were classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

On August 27, 2015, AIG Parent amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

Effective January 1, 2016, AIG Parent provides participants in the AIG Incentive Savings Plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service (IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

We also maintain a retirement plan for the benefit of our sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract we issued. The liabilities and expenses associated with this plan were not material to our consolidated financial position and results of operations for the years presented.

17. INCOME TAXES

THE FOLLOWING TABLE PRESENTS THE INCOME TAX EXPENSE (BENEFIT) ATTRIBUTABLE TO PRE-TAX INCOME (LOSS):

YEARS ENDED DECEMBER 31,
(IN MILLIONS)             2015 2014 2013
-------------             ---- ---- ----
Current                   $243 $262 $155
Deferred                    87  152  (58)
                          ---- ---- ----
Total income tax expense  $330 $414 $ 97
                          ==== ==== ====

THE U.S. STATUTORY INCOME TAX RATE IS 35 PERCENT FOR 2015, 2014 AND 2013. ACTUAL INCOME TAX (BENEFIT) EXPENSE DIFFERS FROM THE STATUTORY U.S. FEDERAL AMOUNT COMPUTED BY APPLYING THE FEDERAL INCOME TAX RATE, DUE TO THE FOLLOWING:

YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                      2015  2014   2013
-------------                                                      ----  ----  -----
U.S federal income tax expense at statutory rate                   $387  $491  $ 603
Adjustments:
   Dividends received deduction                                     (39)  (10)   (29)
   Reclassifications from accumulated other comprehensive income    (25)   --     --
   State income tax                                                   7    (7)   (26)
   Capital loss carryover write-off                                   5   (29)    24
   Valuation allowance                                               --   (12)  (463)
   Other                                                             (5)  (19)   (12)
                                                                   ----  ----  -----
Total income tax expense                                           $330  $414  $  97
                                                                   ====  ====  =====

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

THE FOLLOWING TABLE PRESENTS THE COMPONENTS OF THE NET DEFERRED TAX ASSETS (LIABILITIES):

YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                               2015    2014
-------------                                                              -----  -------
Deferred tax assets:
   Losses and tax credit carryforwards                                     $  68  $    64
   Basis differences on investments                                          551      735
   Policy reserves                                                           162       90
   Fixed assets                                                               47       21
   Accrued expenses                                                           42       15
   Other                                                                      --       45
                                                                           -----  -------
Total deferred tax assets                                                    870      970
                                                                           -----  -------
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (462)    (401)
   Net unrealized gains on debt and equity securities available for sale    (338)    (775)
   Other                                                                      (1)      --
                                                                           -----  -------
Total deferred tax liabilities                                              (801)  (1,176)
                                                                           -----  -------
Net deferred tax asset (liability) before valuation allowance                 69     (206)
Valuation allowance                                                         (115)      --
                                                                           -----  -------
Net deferred tax liability                                                 $ (46) $  (206)
                                                                           =====  =======

THE FOLLOWING TABLE PRESENTS OUR TAX LOSSES AND CREDIT CARRYFORWARDS ON A TAX RETURN BASIS.

DECEMBER 31, 2015                   Tax    Expiration
(IN MILLIONS)                     Effected  Periods
-------------                     -------- ----------
Foreign tax credit carryforwards    $42    2018-2024
Business credit carryforwards        26    2027-2034
                                    ---
Total carryforwards                 $68
                                    ===

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

ASSESSMENT OF DEFERRED TAX ASSET VALUATION ALLOWANCE

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

.. the nature, frequency and severity of cumulative financial reporting losses in recent years;

.. the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

.. the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

.. prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

At December 31, 2015, recent changes in market conditions, including rising interest rates, impacted the unrealized tax losses in our available for sale portfolio, resulting in an increase to the related deferred tax asset. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery. As of December 31, 2015, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized.

In 2015, we established $115 million of valuation allowance associated with unrealized tax losses, all of which was allocated to other comprehensive income. In 2014, we released $291 million of our deferred tax asset valuation allowance associated with capital loss carryforwards, which was allocated to other comprehensive income.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

THE FOLLOWING TABLE PRESENTS A RECONCILIATION OF THE BEGINNING AND ENDING BALANCES OF THE TOTAL AMOUNTS OF GROSS UNRECOGNIZED TAX BENEFITS, EXCLUDING INTEREST AND PENALTIES:

                                                     Years Ended December 31,
                                                    -------------------------
(IN MILLIONS)                                          2015          2014
-------------                                       ----------- -------------
Gross unrecognized tax benefits, beginning of year  $        26 $          27
   Increases in tax position for prior years                  6            --
   Decreases in tax position for prior years                 --            (1)
                                                    ----------- -------------
Gross unrecognized tax benefits, end of year        $        32 $          26
                                                    =========== =============

At December 31, 2015 and 2014, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $32 million and $26 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2015 and 2014, we had accrued liabilities of $3 million and $2 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2015 and 2013, we recognized expense of $1 million and less than $1 million, respectively, while in 2014, we recognized income of $3 million of interest (net of the federal benefit) and penalties.

We regularly evaluate proposed adjustments by taxing authorities. At
December 31, 2015, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2015 remain subject to examination by major tax jurisdictions.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

18. RELATED PARTY TRANSACTIONS

EVENTS RELATED TO AIG PARENT

AIG Parent is subject to regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) as a systemically important financial institution (SIFI) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. AIG Parent was subject to regulation by the Federal Reserve as a savings and loan holding company as of March 31, 2014.

As part of broad and on-going efforts to transform AIG Parent for long-term competitiveness, in the third quarter of 2015, AIG Parent finalized a series of initiatives focused on organizational simplification, operational efficiency, and business rationalization. On January 26, 2016, AIG Parent announced several actions designed to create a leaner, more profitable and focused insurer. These actions included a plan to reorganize its operating model into "modular," self-contained business units to enhance transparency and accountability. AIG Parent also introduced a new legacy portfolio, which aims to maximize value and release capital of certain run-off non-strategic assets and highlight progress on improving the return on equity of its operating portfolio.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as
                      -----------
described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to service and cost allocation agreements, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The amount incurred for such services was approximately $428 million in both 2015 and 2014 and $384 million in 2013.

SELKIRK TRANSACTIONS

See Note 9 for discussion of Selkirk transactions.

LIGHTHOUSE VI

During 2013, we, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within our Representative Security Account (RSA).

In each transaction, a portion of our securities were transferred to the RSA of our affiliate American General Life Insurance Company (AGL), in exchange for other AGL securities.

AMBROSE TRANSACTIONS

During 2012, 2013 and 2014, we entered into securitization transactions in which we transferred portfolios of high grade corporate securities and structured securities acquired from AIG Parent, to newly formed special purpose entities (the Ambrose entities), which are VIEs. As consideration for the transferred securities, we received beneficial interests in tranches of structured securities (Class A1, B, C and X) issued by each Ambrose entity. The Class A1, B and C Notes were designed to closely replicate the interest and principal amortization payments of the transferred securities. The Class X notes were subsequently transferred to AIG Parent. Each Ambrose entity issued a tranche of Class A2 notes to third party investors.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG Parent, which are guaranteed by AIG Parent. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand. AIG Parent indirectly bears the first loss position in each transaction through its ownership of the Class X notes and its guarantee of the capital commitments.

These capital commitments received by the Ambrose entities range from $200 million to $400 million per entity.

AMERICAN HOME AND NATIONAL UNION GUARANTEES

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006. American Home's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantee.

OTHER

We purchase or sell securities, at fair market value, to or from our affiliates in the ordinary course of business.

During 2015, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling $74 million, as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

                           PART C. OTHER INFORMATION

                              Portfolio Director
                             Portfolio Director 2
                            Portfolio Director Plus
                 Fixed and Variable Deferred Annuity Contracts

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:

         (i) Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A for the year ended December 31, 2015
         (ii) Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company for the years ended December 31, 2015, 2014 and 2013

(b) Exhibits


1.        Resolutions adopted by The Variable Annuity Life Insurance Company
          Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate
          Account A. (1)

1(b). Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life
          Insurance Company Board of Directors. (8)

2.        Not Applicable.

3(a).     Underwriting Agreement between The Variable Annuity Life Insurance
          Company, The Variable Annuity Life Insurance Company Separate
          Account A and A. G. Distributors, Inc. (2)

4(a).     Specimen Individual Annuity Contract. (Form UIT-194). (1)

4(b).     Specimen Group Annuity Contract. (Form UITG-194). (1)

4(c).     Specimen Individual Non-Qualified Annuity Contract. (Form UITN-194).
          (1)

4(d).     Specimen Certificate of Participation under Group Annuity Contract
          (Form UITG-194P). (1)

4(e).     Specimen Individual Retirement Account Annuity Contract. (Form
          UIT-IRA-194). (1)

4(f).     Specimen Simplified Employee Pension Contract (Form UIT-SEP-194). (1)

4(g).     Specimen Endorsement to Group Annuity Contract or Certificate of
          Participation under Group Annuity Contract. (Form UITG-194-RSAC), effective upon issuance. (3)

4(h).     Specimen SIMPLE Individual Retirement Annuity Contract (Form
          UIT-SIMPLE-897). (4)

4(i).     Specimen Portfolio Director Endorsement to Individual Annuity
          Contract (Form IPD-798). (4)

4(j).     Specimen Portfolio Director Individual Retirement Annuity (IRA)
          Endorsement to Individual Retirement Account Annuity Contract (Form
          IPDIRA-798). (4)

4(k).     Specimen Portfolio Director Non-Qualified Deferred Annuity (NQDA)
          Endorsement to Individual Non-Qualified Annuity Contract (Form
          IPDN-798). (4)

4(l).     Specimen Economic Growth and Tax Relief Reconciliation Act
          ("EGTRRA") Retirement Plan Annuity Contract Endorsement (Form
          EGTR-302). (8)

4(m).     Specimen EGTRRA Individual Retirement Annuity Endorsement (Form
          EGTRIRA 802). (8)

4(n).     Specimen EGTRRA Roth Individual Retirement Annuity Endorsement (Form
          ROTHEGTR-802). (8)

4(o).     Form of Guaranteed Minimum Withdrawal Benefit Endorsement. (9)

4(p).     Form of Premium Enhancement Credit Endorsement on First-Year
          Contributions. (12)

4(q).     Form of Premium Enhancement Credit Endorsement on Eligible Deposits.
          (12)

4(r).     Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement.
          (14)

4(s).     Death Benefit Endorsement. (15)

4(t).     Guaranteed Minimum Withdrawal Benefit Endorsement (Extension Offer).
          Filed herewith

5(a)(i).  Specimen Application for Portfolio Director/Portfolio Director
          2/Portfolio Director Plus Fixed and Variable Annuity for use with all plan types except Individual Retirement Annuities (IRA), Simplified Employee Pension Plan (SEP), and Non-Qualified Deferred
          Annuities (NQDA). (8)

5(a)(ii). Specimen Application for Portfolio Director/Portfolio Director
          2/Portfolio Director Plus Fixed and Variable Annuity for use with
          Individual Retirement Annuities (IRA), Simplified Employee Pension
          Plans (SEP), and Non-Qualified Deferred Annuities (NQDA). (8)

5(b).     Specimen Group Master Application. (8)

6(a).     Copy of Amended and Restated Articles of Incorporation of The
          Variable Annuity Life Insurance Company, effective as of April 28,
          1989. (1)

6(b).     Copy of Amendment Number One to Amended and Restated Articles of
          Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990 (1)


6(c).     Copy of Amended and Restated Bylaws of The Variable Annuity Life
          Insurance Company as amended through August 3, 2006. (10)

7.        Not Applicable.

8(a)(i).  (A) Participation Agreement between The Variable Annuity Life
          Insurance Company and Vanguard Group, Inc. (5)

          (B) Amendment No. 1 to Participation Agreement between The Variable
          Annuity Life Insurance Company and The Vanguard Group, Inc., effective July 17, 1998. (6)

8(b)(i).  Participation Agreement between The Variable Annuity Life Insurance
          Company, Ariel Investment Trust and Ariel Distributors, Inc. dated
          November 7, 2000. (7)

8(b)(ii). Administrative Services Agreement between The Variable Annuity Life
          Insurance Company and Ariel Distributors, Inc. (7)

8(c)(i).  Participation Agreement among The Variable Annuity Life Insurance
          Company, Forum Funds and Holland Capital Management LLC dated as of
          January 28, 2010. (13)

8(c)(ii). Administrative Services Agreement between The Variable Annuity Life
          Insurance Company and Holland Capital Management, L.P. dated
          November 1, 2000. (7)

8(d)(i).  Participation Agreement among Invesco Distributors, Inc. and The
          Variable Annuity Life Insurance Company dated as of November 1,
          2011. (16)

8(d)(ii). Administrative Services Agreement between Invesco Distributors,
          Inc., Invesco Investment Services, Inc., The Variable Annuity Life
          Insurance Company and American General Distributors, Inc. dated as of November 1, 2011. (16)

8(e)(i).  Participation Agreement among American Beacon Funds, American Beacon
          Advisors, Inc. and The Variable Annuity Life Insurance Company dated as of March 23, 2012. (17)

8(e)(ii). Administrative Services Agreement among American Beacon Funds,
          American Beacon Advisors, Inc. and The Variable Annuity Life
          Insurance Company dated as of March 23, 2012. (17)

8(f)      Participation Agreement between The Variable Annuity Life Insurance
          Company and T. Rowe Price Retirement Funds, Inc. and T. Rowe Price
          Associates, Inc. (18)

8(g)      Administrative Services Agreement between The Variable Annuity Life
          Insurance Company and T. Rowe Price Retirement Funds, Inc. and T.
          Rowe Price Associates, Inc. (18)

9.        Opinion of Counsel and Consent of Depositor. (11)

10.       Consent of Independent Registered Public Accounting Firm -
          PricewaterhouseCoopers LLP. (Filed herewith)

11.       Not Applicable.

12.       Not Applicable.

13.       Calculation of standard and nonstandard performance information. (3)

14(a).    Powers of Attorney - The Variable Annuity Life Insurance Company (19)

15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (1)

/(1)/ Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.

/(2)/ Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

/(3)/ Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.

/(4)/ Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.

/(5)/ Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4
      Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.

/(6)/ Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998, Accession No. 0000950129-98-003727.

/(7)/ Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000, Accession No. 0000950129-00-005232.

/(8)/ Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession No. 0000899243-03-000987.

/(9)/ Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession No. 0000354912-06-000020.

/(10)/ Incorporated by reference to Initial Form N-4 (File
       No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession
       No. 0001193125-06-206012.

/(11)/ Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 15, 2006, Accession
       No. 0001193125-06-254482.

/(12)/ Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 25, 2007, Accession
       No. 0000354912-07-000021.

/(13)/ Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession
       No. 0001193125-10-101439.

/(14)/ Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 17, 2011, Accession
       No. 0001193125-11-039089.

/(15)/ Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2011, Accession
       No. 0001193125-11-118987.

/(16)/ Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 1, 2011, Accession
       No. 0001193125-11-290526.

/(17)/ Incorporated by reference to Post-Effective Amendment No. 16 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2012, Accession
       No. 0001193125-12-194923.

/(18)/ Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4
       (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 2014, Accession
       No. 0001193125-14-452183.

/(19)/ Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
       (File No. 333-124398/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2016.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
------------------------------------------------

   Kevin T. Hogan (3)                   Director, Chairman of the Board,
                                        Chief Executive Officer, and President
   Thomas J. Diemer                     Director, Executive Vice President
                                        and Chief Financial Officer
   Elias F. Habayeb (3)                 Director
   Deborah A. Gero (1)                  Director, Senior Vice President and
                                        Chief Investment Officer
   Jana W. Greer (2)                    Director and President, Group
                                        Retirement
   Michael P. Harwood                   Director, Senior Vice President,
                                        Chief Actuary and Corporate
                                        Illustration Actuary
   Stephen A. Maginn (1)                Director, Senior Vice President and
                                        Chief Distribution Officer
   Glenn R. Harris                      Executive Vice President
   Robert J. Scheinerman                Executive Vice President
   Eric Levy                            Executive Vice President
   Don W. Cummings (3)                  Senior Vice President and Life
                                        Controller
   William C. Kolbert (7)               Senior Vice President and Business
                                        Information Officer
   Kyle L. Jennings                     Senior Vice President and Chief
                                        Compliance Officer
   Sabyasachi Ray (9)                   Senior Vice President and Chief
                                        Operations Officer
   Joseph P. McKernan                   Senior Vice President
   Christine A. Nixon (1)               Senior Vice President
   Craig A. Buck (6)                    Senior Vice President, Capital
                                        Management
   Yoav Tamir (1)                       Senior Vice President, Market Risk
                                        Management
   Charles E. Beam (8)                  Vice President and Assistant
                                        Controller
   Marla S. Campagna (4)                Vice President
   Julie Cotton Hearne                  Vice President and Secretary
   Manda Ghaferi (1)                    Vice President
   Tracey E. Harris                     Vice President, Product Filing
   Keith C. Honig (4)                   Vice President
   Frank Kophamel                       Vice President and Appointed Actuary
   Mallary L. Reznik (1)                Vice President and Assistant Secretary
   T. Clay Spires                       Vice President and Tax Officer
   Daniel R. Cricks                     Vice President and Tax Officer
   Josephine B. Lowman                  Vice President and Tax Officer
   Katherine L. Stoner                  Vice President, Chief Compliance
                                        Officer, Investment Advisor and 38a-1
                                        Compliance Officer
   Justin J.W. Caulfield (3)            Vice President and Treasurer
   Melissa H. Cozart                    Privacy Officer
   Becky L. Storm                       Anti-Money Laundering and Economic
                                        Sanctions Compliance Officer
   Sarah J. VanBeck                     Assistant Life Controller
   Rosemary Foster                      Assistant Secretary
   Michael Plotkin (8)                  Assistant Tax Officer
   Virginia N. Puzon (1)                Assistant Secretary
   Laszlo Kulin (5)                     Investment Tax Officer
   Alireza Vaseghi (5)                  Managing Director and Chief Operating
                                        Officer, Institutional Markets

(1) 1999 Avenue of the Stars, Los Angeles, CA 90067
(2) 21650 Oxnard Street, Woodland Hills, CA 91367
(3) 175 Water Street, New York, NY 10038
(4) 777 S. Figueroa St. Los Angeles, CA 90017
(5) 80 Pine Street, New York, NY 10005
(6) 1650 Market Street, Philadelphia, PA 1910
(7) 50 Danbury Road, Wilton, CT 06897
(8) 2000 American General Way, Brentwood, TN 37027
(9) 4-3-20 Toranomon, Minato-ku, Tokyo, Japan 105-0001

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0000005272-16-000035, filed February 19, 20165. Exhibit 21 is incorporated herein by reference.

ITEM 27.NUMBER OF CONTRACT OWNERS

As of February 29, 2016:

                                     Qualified Contracts Non-Qualified Contracts
                                     ----------------    -----------------------
                                      Group   Individual Group     Individual
                                     -------  ----------  ------   ----------
      Portfolio Director............   7,041    29,307*     526       1,268
      Portfolio Director 2..........  91,293    73,757** 14,344       7,817
      Portfolio Director Plus....... 258,071   136,992   58,934      13,221

* This amount represents the sum of Portfolio Director & Portfolio Director Advantage (UIT-194 + UIT-PDA)
** This amount represents the sum of Portfolio Director 2 & Portfolio Director 2 Advantage (UIT-PD2 + UIT-PD2A)

ITEM 28.INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29.PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services,
    --------------
Inc., also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY

Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1

Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

(b) The following persons are the officers and directors of AIG Capital Services, Inc., the principal underwriter of the separate account:

     NAME AND PRINCIPAL                 POSITION AND OFFICES WITH UNDERWRITER
     BUSINESS ADDRESS*                  AIG CAPITAL SERVICES, INC.
     Peter A. Harbeck                   Director
     James T. Nichols                   Director, Chief Executive Officer and
                                        President
     Stephen Maginn(2)                  Director and Senior Vice President
     Frank Curran                       Vice President, Chief Financial
                                        Officer, Treasurer, Controller and
                                        Financial Operations Officer
     Rebecca Snider                     Chief Compliance Officer
     John T. Genoy                      Vice President
     Mallary L. Reznik (2)              Vice President
     Christine A. Nixon (2)             Secretary
     Julie Cotton Hearne (3)            Assistant Secretary
     Rosemary Foster (3)                Assistant Secretary
     Virginia Puzon (2)                 Assistant Secretary
     T. Clay Spires                     Vice President and Tax Officer
     Michel E. Treske (1)               Chief Distribution Officer, Mutual
                                        Funds and Variable Annuities

* Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

    (1)21650 Oxnard Street, Woodland Hills, CA 91367

    (2)1999 Avenue of the Stars, Los Angeles, CA 90067

    (3)2919 Allen Parkway, Houston, TX 77019

(c) Not applicable.

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

   The Variable Annuity Life Insurance Company
   Attn: Operations Administration
   2929 Allen Parkway
   Houston, Texas 77019

ITEM 31.MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32.UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

   1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

   3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

   (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   (3) Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

   (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his Account Value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

   (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

   (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

   (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the division to the attention of the eligible employees;

   (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her Account Values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 25th day of April, 2016.

                                     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                     SEPARATE ACCOUNT A
                                     (Registrant)

                                BY: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (On behalf of the Registrant and itself)

                                BY:  /s/ SARAH J. VANBECK
                                     -------------------------------------------
                                     SARAH J. VANBECK
                                     ASSISTANT LIFE CONTROLLER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                                 Title                       Date
---------                                 -----                       ----

*KEVIN T. HOGAN           Chairman of the Board, Chief           April 25, 2016
-----------------------   Executive Officer, and President
KEVIN T. HOGAN

* THOMAS J. DIEMER        Director, Executive Vice President     April 25, 2016
-----------------------   and Chief Financial Officer
THOMAS J. DIEMER

*DEBORAH A. GERO          Director, Senior Vice President and    April 25, 2016
-----------------------   Chief Investment Officer
DEBORAH A. GERO

*JANA W. GREER            Director and President, Group          April 25, 2016
-----------------------   Retirement
JANA W. GREER

* ELIAS F. HABAYEB        Director                               April 25, 2016
-----------------------
ELIAS F. HABAYEB

*MICHAEL P. HARWOOD       Director, Senior Vice President,       April 25, 2016
-----------------------   Chief Actuary and Corporate
MICHAEL P. HARWOOD        Illustration Actuary

*STEPHEN A. MAGINN        Director, Senior Vice President and    April 25, 2016
-----------------------   Chief Distribution Officer
STEPHEN A. MAGINN

* DON W. CUMMINGS         Senior Vice President and Life         April 25, 2016
-----------------------   Controller
DON W. CUMMINGS

/s/ SARAH J. VANBECK      Assistant Life Controller              April 25, 2016
------------------------
SARAH J. VANBECK

/s/ MANDA GHAFERI         Attorney-in-Fact                       April 25, 2016
-----------------------
* MANDA GHAFERI

                               Index of Exhibits

Exhibit No.

4(t). Guaranteed Minimum Withdrawal Benefit Endorsement (Extension Offer)

10.   Consent of Independent Registered Public Accounting Firm -
      PricewaterhouseCoopers LLP.